UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00173

DODGE & COX FUNDS

(Exact name of registrant as specified in charter)

555 California Street, 40th Floor

San Francisco, CA 94104

(Address of principal executive offices) (Zip code)

Roberta R.W. Kameda, Esq.

555 California Street, 40th Floor

San Francisco, CA 94104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 415-981-1710

Date of fiscal year end: DECEMBER 31, 2021

Date of reporting period: DECEMBER 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

(a) The following are the December 31, 2021 annual reports for the Dodge & Cox Funds, a Delaware statutory trust, consisting of seven series: Dodge & Cox Stock Fund, Dodge & Cox Global Stock Fund, Dodge & Cox International Stock Fund, Dodge

& Cox Emerging Markets Stock Fund, Dodge & Cox Balanced Fund, Dodge & Cox Income Fund, and Dodge & Cox Global Bond Fund. The reports of each series were transmitted to their respective shareholders on February 22, 2022.

Annual Report	2021 December 31, 2021

Stock Fund (dodgx)
ESTABLISHED 1965
12/21 SF AR               Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox Stock Fund had a total return of 31.7% for the year ended December 31, 2021, compared to a return of 28.7% for the S&P 500 Index and 25.2% for the Russell 1000 Value Index.
Market Commentary
In 2021, the broad-based U.S. equity market posted exceptionally strong results: the S&P 500 was up 29%. However, it was a tale of two halves for the performance of value and growth stocks.a
During the first half of the year, U.S. value stocks appreciated significantly and outperformed growth stocks, reflecting investors’ expectations for a sustained economic recovery. The successful rollout of COVID-19 vaccines, unprecedented fiscal and monetary stimulus, healthy consumer balance sheets, and tightening labor markets created optimism about U.S. economic growth and helped propel stock market returns. Cyclical sectors of the market that previously lagged (e.g., Energy, Financials, Industrials) outperformed.
In the second half of 2021, however, value stocks underperformed as COVID-19 variants disrupted the economic rebound in the United States. While absolute returns were positive, investors expressed concerns about rising prices and wages, fading fiscal stimulus, and looming monetary tightening by the Federal Reserve. Strong consumer balance sheets and easy access to credit have supported consumer demand, but supply chain bottlenecks and labor market frictions have constrained output and propelled prices higher. Inflation is now at levels last seen in the 1980s, and the Fed has accelerated its plans to raise interest rates in 2022.
Investment Strategy
In 2021, the Fund’s absolute and relative performance was strong. While the U.S. equity market is fully valued in our opinion, the Fund’s portfolio trades at a meaningful discount to both the broad-based and value indices (13.3 times forward earnings compared to 22.1 times for the S&P 500 and 16.9 times for the Russell 1000 Value).b With the Russell 1000 Growth Index trading at 31.6 times forward earnings, the valuation gap between U.S. value and growth stocks is exceptional, and widened further during the fourth quarter.
As a result of our bottom-up, disciplined decision-making process, the Fund is overweight low-valuation stocks, which we believe are attractive given the currently wide valuation disparities. The portfolio is composed mostly of companies with strong franchises that should benefit from long-term economic growth in our view. In addition, the Fund remains underweight higher-valuation growth stocks, which we believe are more at risk due to lofty expectations for future performance. The portfolio continues to look very different from its benchmarks and maintains high active share: 84% versus both the S&P 500 and Russell 1000 Value.c
During 2021, we made gradual portfolio adjustments based on relative valuation changes. Many of the Fund’s holdings in the Financials and Energy sectors performed strongly, and and we sold JPMorgan Chase and APA and trimmed American Express, Bank of America, Capital One, and Baker Hughes.d Despite these trims, the Fund remains meaningfully overweight Financials and Energy. On
December 31, these two sectors comprised 31.5% of the Fund, compared to 13.4% of the S&P 500 and 25.8% of the Russell 1000 Value. The Fund’s Financials holdings are inexpensive, well capitalized, and could return meaningful amounts of capital to shareholders in 2022. Higher interest rates could further propel earnings growth. In Energy, oil prices rose 51% in 2021 as demand continued to rebound from pandemic-induced lows and exceeded supply throughout the year. Many energy companies have improved capital allocation by restraining spending on traditional oil and gas projects and returning more capital to shareholders. At current commodity prices, the Fund’s energy holdings trade at attractive valuations and generate substantial free cash flow, which can be used for increased returns to shareholders.
While we reduced our exposure to Financials and Energy throughout the year, we added substantially to the Fund’s holdings in the Health Care and Communication Services sectors. We selectively increased the Fund’s exposure to businesses with attractive valuations and durable franchises.
Health Care
Our largest additions to the portfolio in 2021 were in Health Care. Pharmaceuticals broadly underperformed, along with other more defensive sectors of the market. In addition, stock prices were negatively impacted by concerns about potential U.S. drug pricing legislation and lower current and future growth expectations from lower diagnoses and treatment rates for non-COVID-19 conditions.
Based on our value-oriented approach and analysis of the fundamentals, we added to the Fund’s positions in Gilead Sciences, GlaxoSmithKline, Incyte, Novartis, Roche Holding, and Sanofi, among others. These companies have leading franchises, low relative valuations, and innovation-driven opportunities. In addition, we also initiated two new positions in the sector: Elanco Animal Health and Regeneron Pharmaceuticals. In Biotechnology, we added most to Gilead Sciences, and the largest new position in the sector was Elanco Animal Health.
Gilead Sciences
Gilead (1.9% position) is a biopharmaceutical company that develops and commercializes antiviral drugs for HIV, hepatitis B, hepatitis C, and influenza. While Gilead has a stable legacy HIV franchise, the company has struggled to build a pipeline capable of delivering the next set of products to drive its long-term growth. The HIV business will face pressure in the mid-2020s as patents expire. Since becoming Chairman and CEO in March 2019, Dan O’Day has made significant changes to the management team, and the company has invested aggressively to find products capable of generating growth outside of the legacy business. In September 2020, Gilead announced its acquisition of Immunomedics for $21 billion. Immunomedics’ most commercially promising asset is Trodelvy, a differentiated oncology drug that management hopes will become the cornerstone of Gilead’s oncology franchise. At only nine times earnings, Gilead increases the Fund’s exposure to innovation at an attractive price.

PAGE 1 ■	Dodge & Cox Stock Fund

Elanco Animal Health
Elanco is one of the four largest players in the highly attractive Animal Pharmaceuticals industry. As a result of its acquisition of Bayer’s Animal Health division in August 2020, Elanco now has an enhanced portfolio with a balanced global revenue base and a stronger focus on the more profitable Companion Animal business. The company’s scale in its sales and marketing functions is a competitive strength. In addition, we believe Elanco’s research and development (R&D) results will improve, as Elanco’s R&D budget is now comparable with industry leader Zoetis, after languishing at lower levels for many years. On December 31, Elanco was a 0.5% position in the Fund.
Communications Services
In Communication Services, the Fund’s holdings have demonstrated strong cash flow generation, high recurring revenues, and pricing power. In addition, their customers have utility-like demand for broadband services. Comcast and Charter Communications exemplify these attributes, and we added meaningfully to both holdings during the year.
Comcast
Comcast is the largest cable operator in the United States, has over 31 million internet subscribers, and is one of the leading U.S. media companies through its subsidiary, NBCUniversal. In the fourth quarter of 2021, Comcast underperformed after it reported a decline in new cable subscriber growth and increased competitive concerns about fiber and fixed wireless broadband. Despite these risks, we believe Comcast remains an attractive investment. Comcast owns a valuable portfolio of media intellectual property within NBCUniversal, and the company’s cable and theme park businesses have stable long-term growth prospects. Comcast continues to execute its streaming strategy, and Peacock—the company’s ad-based video on demand streaming product—continues to grow at a healthy pace. CEO Brian Roberts owns significant equity, and the company is focused on providing value to long-term shareholders through share buybacks and a 2.0% dividend yield. Trading at 14 times forward earnings, Comcast was a 2.5% position in the Fund at year end.
Charter Communcations
Charter (2.1% position) is the second-largest cable operator in the United States and has more than 27 million internet subscribers. Similar to Comcast, Charter also underperformed the market in the fourth quarter. We added to Charter based on its reasonable valuation and ability to generate cash flow, which has provided significant value to shareholders over the years via share repurchases. Over the last five years, Charter has returned over $35 billion of capital to shareholders via share buybacks, and we believe substantial capital return will continue. Cable is a business with significant barriers to entry, healthy free cash flow generation, reasonable long-term growth prospects, and consistent pricing power.
In Closing
We continue to be optimistic about the long-term outlook for the Fund. While value stocks performed well in 2021, value has been out of favor for over a decade and large valuation disparities remain. In the coming years, we believe the portfolio would benefit from higher interest rates and accelerating economic growth. The Fund is diversified and well balanced across a range of sectors and investment themes.
We believe patience, persistence, and a long-term investment horizon are essential to investment success. We encourage our shareholders to take a similar view.
Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President
February 1, 2022
(a)	Generally, stocks that have lower valuations are considered “value” stocks, while those with higher valuations are considered “growth” stocks.
(b)	Unless otherwise specified, all weightings and characteristics are as of December 31, 2021.
(c)	Active share is a measure of how much an investment portfolio differs from its benchmark index, based on a scale of 0% (complete overlap with the index) to 100% (no overlap). Overlap for each security in the Fund is thelower of either its percentage weight in the Fund or its percentage weight in the index. Active share is calculated as 100% minus the sum of the overlapping security weights.
(d)	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
Dodge & Cox Stock Fund ■	PAGE 2

2021 Performance Review (unaudited)
The Fund outperformed the S&P 500 by 3.0 percentage points in 2021.
Key Contributors to Relative Results versus the S&P 500
■	In Financials, the Fund’s overweight position and holdings (up 48% versus up 35% for the S&P 500 sector) contributed significantly to results. Top performers included Wells Fargo, Capital One Financial, Charles Schwab, and Bank of America.
■	The Fund’s higher weighting in Energy added to results. Occidental Petroleum performed well.
■	Stock selection in the Industrials sector was positive (holdings up 33% versus up 21% for the S&P 500 sector). Johnson Controls International was particularly strong.
Key Detractors from Relative Results versus the S&P 500
■	In Health Care, the Fund's holdings (up 15% versus up 26% for the S&P 500 sector) and higher weighting detracted. Sanofi, Novartis, and Cigna lagged.
■	In Communication Services, the Fund’s overweight position and holdings (up 19% versus up 22% for the S&P 500 sector) hurt performance. Comcast and Charter Communications lagged.
The Fund outperformed the Russell 1000 Value (R1000V) by 6.5 percentage points in 2021.
Key Contributors to Relative Results versus the R1000V
■	In Financials, the Fund’s overweight position and holdings (up 48% versus up 36% for the R1000V sector) contributed significantly to results. Top performers included Capital One Financial, Wells Fargo, and Charles Schwab.
■	The Fund’s holdings in Information Technology (up 36% versus up 17% for the R1000V sector), combined with a higher weighting, had a positive impact. HP Inc., Dell Technologies, and Microsoft performed well.
■	Returns from holdings in Communication Services (up 19% versus up 1% for R1000V sector), combined with a higher weighting in the sector, benefited results. Alphabet was strong.
Key Detractors from Relative Results versus the R1000V
■	In Health Care, the Fund's overweight position and holdings (up 15% versus up 24% for the R1000V sector) detracted. Novartis and Sanofi lagged.
■	Returns from holdings in the Consumer Discretionary sector (up 2% versus up 27% for the R1000V sector) hurt results.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The U.S. Equity Investment Committee, which is the decision- making body for the Stock Fund, is an nine-member committee with an average tenure at Dodge & Cox of 23 years.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom- up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.
Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
PAGE 3 ■	Dodge & Cox Stock Fund

Growth of $10,000 Over 10 Years (unaudited)
For An Investment Made On December 31, 2011
Average Annual Total Return
For Periods Ended December 31, 2021
	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Stock Fund	31.68%	14.14%	15.56%	9.64%
S&P 500 Index	28.71	18.47	16.55	9.52
Russell 1000 Value Index	25.16	11.16	12.97	8.34
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The S&P 500 Index is a market capitalization-weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. The Russell 1000® Value Index is composed of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® is a trademark of S&P Global Inc. Russell 1000® is a trademark of the London Stock Exchange Group plc.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended December 31, 2021	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,044.60	$2.68
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.58	2.65
*	Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
Dodge & Cox Stock Fund ■	PAGE 4

Portfolio Information (unaudited)	December 31, 2021
Sector Diversification (%)	% of Net Assets
Financials	24.6
Health Care	20.1
Information Technology	19.7
Communication Services	13.9
Industrials	8.8
Energy	6.9
Consumer Discretionary	2.5
Consumer Staples	1.5
Materials	0.9
PAGE 5 ■	Dodge & Cox Stock Fund

Portfolio of Investments	December 31, 2021
Common Stocks: 98.9%
	Shares	Value
Communication Services: 13.9%
Media & Entertainment: 12.6%
Alphabet, Inc., Class A(a)	63,300	$ 183,382,632
Alphabet, Inc., Class C(a)	1,261,953	3,651,574,581
Charter Communications, Inc., Class A(a)	3,110,086	2,027,682,770
Comcast Corp., Class A	48,867,294	2,459,490,907
DISH Network Corp., Class A(a)	25,123,037	814,991,320
Fox Corp., Class A	30,225,575	1,115,323,718
Fox Corp., Class B	8,488,433	290,898,599
Meta Platforms, Inc., Class A(a)	4,427,300	1,489,122,355
News Corp., Class A	7,684,190	171,434,279
		12,203,901,161
Telecommunication Services: 1.3%
T-Mobile U.S., Inc.(a)	10,318,537	1,196,743,921
		13,400,645,082
Consumer Discretionary: 2.5%
Automobiles & Components: 0.9%
Honda Motor Co., Ltd. ADR (Japan)	30,717,039	873,899,760
Consumer Services: 1.0%
Booking Holdings, Inc.(a)	417,180	1,000,910,771
Retailing: 0.6%
Qurate Retail, Inc., Series A(b)	33,190,514	252,247,906
The Gap, Inc.	17,582,600	310,332,890
		562,580,796
		2,437,391,327
Consumer Staples: 1.5%
Food, Beverage & Tobacco: 1.5%
Anheuser-Busch InBev SA NV ADR (Belgium)	10,628,848	643,576,746
Molson Coors Beverage Company, Class B(b)	18,164,725	841,935,004
		1,485,511,750
Energy: 6.9%
Baker Hughes Co., Class A	30,766,950	740,252,817
ConocoPhillips	14,316,858	1,033,390,810
Halliburton Co.	6,548,867	149,772,588
Hess Corp.	6,588,763	487,766,125
Occidental Petroleum Corp.(b)	68,378,526	1,982,293,469
Occidental Petroleum Corp., Warrant(a)(b)	9,394,990	118,470,824
Schlumberger, Ltd. (Curacao/United States)	30,627,445	917,291,978
The Williams Companies, Inc.	48,998,900	1,275,931,356
		6,705,169,967
Financials: 24.6%
Banks: 7.0%
Bank of America Corp.	45,386,900	2,019,263,181
Truist Financial Corp.	10,781,444	631,253,547
Wells Fargo & Co.	85,925,641	4,122,712,255
		6,773,228,983
Diversified Financials: 14.1%
American Express Co.	5,775,700	944,904,520
Bank of New York Mellon Corp.	37,413,424	2,172,971,666
Capital One Financial Corp.(b)	21,336,613	3,095,729,180
Charles Schwab Corp.	48,399,300	4,070,381,130
Goldman Sachs Group, Inc.	4,912,600	1,879,315,130
State Street Corp.	15,566,600	1,447,693,800
		13,610,995,426

	Shares	Value
Insurance: 3.5%
Aegon NV, NY Shs (Netherlands)	84,451,742	$ 417,191,605
Brighthouse Financial, Inc.(a)(b)	6,648,863	344,411,103
Lincoln National Corp.	2,745,880	187,433,769
MetLife, Inc.	39,803,442	2,487,317,091
		3,436,353,568
		23,820,577,977
Health Care: 20.1%
Health Care Equipment & Services: 5.3%
Cigna Corp.	11,051,672	2,537,795,441
CVS Health Corp.	9,305,400	959,945,064
Medtronic PLC (Ireland/United States)	3,051,000	315,625,950
UnitedHealth Group, Inc.	2,582,860	1,296,957,321
		5,110,323,776
Pharmaceuticals, Biotechnology & Life Sciences: 14.8%
Alnylam Pharmaceuticals, Inc.(a)	3,249,177	550,995,436
BioMarin Pharmaceutical, Inc.(a)	8,986,725	793,977,154
Bristol-Myers Squibb Co.	17,517,339	1,092,206,086
Elanco Animal Health, Inc.(a)	15,347,600	435,564,888
Gilead Sciences, Inc.	25,138,812	1,825,329,139
GlaxoSmithKline PLC ADR (United Kingdom)	59,228,772	2,611,988,845
Incyte Corp.(a)	9,830,300	721,544,020
Novartis AG ADR (Switzerland)	19,357,100	1,693,165,537
Regeneron Pharmaceuticals, Inc.(a)	108,609	68,588,756
Roche Holding AG ADR (Switzerland)	24,282,999	1,255,188,218
Sanofi ADR (France)	65,019,128	3,257,458,313
		14,306,006,392
		19,416,330,168
Industrials: 8.8%
Capital Goods: 6.0%
Carrier Global Corp.	12,413,279	673,296,253
Johnson Controls International PLC(b) (Ireland/United States)	32,580,217	2,649,097,444
Otis Worldwide Corp.	4,033,950	351,236,027
Raytheon Technologies Corp.	24,853,300	2,138,874,998
		5,812,504,722
Transportation: 2.8%
FedEx Corp.	10,434,777	2,698,850,723
		8,511,355,445
Information Technology: 19.7%
Semiconductors & Semiconductor Equipment: 1.7%
Microchip Technology, Inc.	19,042,466	1,657,837,090
Software & Services: 8.3%
Cognizant Technology Solutions Corp., Class A	18,957,877	1,681,942,848
Fiserv, Inc.(a)	22,491,500	2,334,392,785
Micro Focus International PLC ADR(b) (United Kingdom)	22,724,028	126,572,836
Microsoft Corp.	6,061,400	2,038,570,048
VMware, Inc., Class A(a)	15,753,483	1,825,513,610
		8,006,992,127
Technology, Hardware & Equipment: 9.7%
Cisco Systems, Inc.	30,544,387	1,935,597,804
Dell Technologies, Inc., Class C(a)	20,046,917	1,126,035,328
Hewlett Packard Enterprise Co.(b)	71,334,949	1,124,952,146
HP, Inc.(b)	69,390,237	2,613,930,228
II-VI, Inc.(a)	1,817,469	124,187,657

See accompanying Notes to Financial Statements	Dodge & Cox Stock Fund ■	PAGE 6

Portfolio of Investments	December 31, 2021
Common Stocks (continued)
	Shares	Value
Juniper Networks, Inc.(b)	28,800,765	$ 1,028,475,318
TE Connectivity, Ltd. (Switzerland)	8,647,675	1,395,215,884
		9,348,394,365
		19,013,223,582
Materials: 0.9%
Celanese Corp.	4,238,698	712,355,586
LyondellBasell Industries NV, Class A (Netherlands)	1,834,663	169,210,968
		881,566,554
Total Common Stocks (Cost $59,031,455,548)		$95,671,771,852
Short-Term Investments: 1.2%
	Par Value/ Shares	Value
Repurchase Agreements: 0.8%
Fixed Income Clearing Corporation(c) 0.000%, dated 12/31/21, due 1/3/22, maturity value $748,232,000	$748,232,000	$ 748,232,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	388,648,411	388,648,411
Total Short-Term Investments (Cost $1,136,880,411)		$ 1,136,880,411
Total Investments In Securities (Cost $60,168,335,959)	100.1%	$96,808,652,263
Other Assets Less Liabilities	(0.1)%	(113,364,929)
Net Assets	100.0%	$96,695,287,334
(a)	Non-income producing
(b)	See below regarding holdings of 5% voting securities
(c)	Repurchase agreement is collateralized by U.S. Treasury Notes 0.50%-2.25%, 10/31/27-12/31/28. Total collateral value is $763,196,732.
In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

Holdings of 5% Voting Securities
Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the year ended December 31, 2021. Further detail on these holdings and related activity during the year appear below.
	Value at Beginning of Period	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at End of Period	Dividend Income (net of foreign taxes, if any)
Common Stocks 11.9%
Consumer Discretionary 0.2%
Qurate Retail, Inc., Series A	$ 382,066,188	$—	$(21,909,550)	$(3,432,381)	$(104,476,351)	$252,247,906	$41,488,143
Consumer Staples 0.9%
Molson Coors Beverage Company, Class B	806,502,541	15,542,408	—	—	19,890,055	841,935,004	12,352,013
Energy 2.2%
APA Corp.	441,634,079	—	(699,061,810)	(923,828,385)	1,181,256,116	— (a)	1,857,045
Concho Resources, Inc.(b)	639,819,420	—	(718,945,814)	(6,179,723)	85,306,117	— (a)	—
Occidental Petroleum Corp.	1,254,359,214	16,718,886	(142,914,833)	5,981,969	848,148,233	1,982,293,469	2,784,318
Occidental Petroleum Corp., Warrant(b)	63,979,882	—	—	—	54,490,942	118,470,824	—
						2,100,764,293
Financials 3.5%
Brighthouse Financial, Inc.(b)	240,722,085	—	—	—	103,689,018	344,411,103	—
Capital One Financial Corp.	3,003,993,475	32,522,414	(1,257,373,306)	676,663,583	639,923,014	3,095,729,180	59,869,874
						3,440,140,283
PAGE 7 ■	Dodge & Cox Stock Fund	See accompanying Notes to Financial Statements

Portfolio of Investments	December 31, 2021
	Value at Beginning of Period	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at End of Period	Dividend Income (net of foreign taxes, if any)
Industrials 0.0%
Johnson Controls International PLC	$1,864,965,879	$—	$(459,508,596)	$195,865,500	$1,047,774,661	$— (a)	$38,898,331
Information Technology 5.1%
Hewlett Packard Enterprise Co.	1,132,526,363	80,825,944	(474,584,304)	220,067,548	166,116,595	1,124,952,146	38,433,118
HP, Inc.	2,225,403,287	—	(634,093,983)	311,146,766	711,474,158	2,613,930,228	63,004,503
Juniper Networks, Inc.	653,131,364	—	(6,903,680)	2,220,556	380,027,078	1,028,475,318	23,169,252
Micro Focus International PLC ADR	129,754,200	—	—	—	(3,181,364)	126,572,836	4,631,066
						4,893,930,528
				478,505,433	5,130,438,272	11,529,018,014	286,487,663
Preferred Stocks 0.0%
Consumer Discretionary 0.0%
Qurate Retail, Inc., 8.00%, 3/15/2031	56,621,467	—	(57,740,251)	3,828,806	(2,710,022)	— (a)	50,394
				$482,334,239	$5,127,728,250	$11,529,018,014	$286,538,057
(a)	Company was not an affiliate at period end
(b)	Non-income producing
See accompanying Notes to Financial Statements	Dodge & Cox Stock Fund ■	PAGE 8

Statement of Assets and Liabilities
December 31, 2021
Assets:
Investments in securities, at value
Unaffiliated issuers (cost $51,786,426,996)	$85,279,634,249
Affiliated issuers (cost $8,381,908,963)	11,529,018,014
96,808,652,263
Cash denominated in foreign currency (cost $9,531,346)	9,531,346
Receivable for investments sold	7,575,714
Receivable for Fund shares sold	65,386,344
Dividends and interest receivable	99,024,652
Prepaid expenses and other assets	190,028
96,990,360,347
Liabilities:
Payable for investments purchased	12,669,161
Payable for Fund shares redeemed	237,362,344
Management fees payable	40,379,957
Accrued expenses	4,661,551
295,073,013
Net Assets	$96,695,287,334
Net Assets Consist of:
Paid in capital	$59,466,590,584
Distributable earnings	37,228,696,750
$96,695,287,334
Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	394,248,633
Net asset value per share	$ 245.26
Statement of Operations
Year Ended December 31, 2021
Investment Income:
Dividends (net of foreign taxes of $31,129,884)
Unaffiliated issuers	$ 1,256,044,482
Affiliated issuers	286,538,057
Interest	4,096,132
1,546,678,671
Expenses:
Management fees	437,921,089
Custody and fund accounting fees	881,935
Transfer agent fees	6,620,849
Professional services	638,297
Shareholder reports	1,090,582
Registration fees	977,534
Trustees fees	383,107
Miscellaneous	3,679,441
452,192,834
Net Investment Income	1,094,485,837
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities of unaffiliated issuers (Note 6)	5,111,130,613
Investments in securities of affiliated issuers (Note 6)	482,334,239
Futures contracts	13,432,332
Foreign currency transactions	423,448
Net change in unrealized appreciation/depreciation
Investments in securities of unaffiliated issuers	10,591,474,430
Investments in securities of affiliated issuers	5,127,728,250
Net realized and unrealized gain	21,326,523,312
Net Change in Net Assets From Operations	$22,421,009,149
Statement of Changes in Net Assets
	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
Operations:
Net investment income	$ 1,094,485,837	$ 1,255,466,321
Net realized gain (loss)	5,607,320,632	4,690,384,842
Net change in unrealized appreciation/depreciation	15,719,202,680	(2,119,441,342)
	22,421,009,149	3,826,409,821
Distributions to Shareholders:
Total distributions	(2,993,861,770)	(4,767,352,105)
Fund Share Transactions:
Proceeds from sale of shares	21,468,329,458	9,791,732,360
Reinvestment of distributions	2,833,785,975	4,511,574,799
Cost of shares redeemed	(17,707,845,551)	(17,273,862,390)
Net change from Fund share transactions	6,594,269,882	(2,970,555,231)
Total change in net assets	26,021,417,261	(3,911,497,515)
Net Assets:
Beginning of year	70,673,870,073	74,585,367,588
End of year	$ 96,695,287,334	$ 70,673,870,073
Share Information:
Shares sold	92,176,384	59,077,979
Distributions reinvested	12,157,252	26,228,445
Shares redeemed	(77,114,454)	(103,216,559)
Net change in shares outstanding	27,219,182	(17,910,135)
PAGE 9 ■	Dodge & Cox Stock Fund	See accompanying Notes to Financial Statements

Notes to Financial Statements
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Stock Fund (the "Fund") is one of the series constituting the Dodge & Cox Funds (the "Trust" or the "Funds"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 4, 1965, and seeks long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund's Prospectus.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation    The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Exchange-traded derivatives are generally valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions    Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Foreign taxes    The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in dividends and interest receivable in the Statement of Assets and Liabilities. During the year ended December 31, 2021, the Fund received $34,322,720 in reclaims and interest related to EU reclaims, which is reported in dividend income and interest income in the Statement of Operations. Expenses incurred related to filing EU reclaims are recorded on the accrual basis in professional services in the Statement of Operations. Expenses that are contingent upon successful EU reclaims are recorded in professional services in the Statement of Operations once the amount is known.
Repurchase agreements    Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or

Dodge & Cox Stock Fund ■	PAGE 10

Notes to Financial Statements
agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Indemnification     Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■	Level 1: Unadjusted quoted prices in active markets for identical securities
■	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2021:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$13,400,645,082	$ —
Consumer Discretionary	2,437,391,327	—
Consumer Staples	1,485,511,750	—
Energy	6,705,169,967	—
Financials	23,820,577,977	—
Health Care	19,416,330,168	—
Industrials	8,511,355,445	—
Information Technology	19,013,223,582	—
Materials	881,566,554	—
Short-Term Investments
Repurchase Agreements	—	748,232,000
Money Market Fund	388,648,411	—
Total Securities	$96,060,420,263	$748,232,000
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Futures contracts    Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker. Subsequent payments (referred to as "variation margin") to and from the clearing broker are made on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund did not have open futures contracts at December 31, 2021.
The following summarizes the effect of derivative instruments on the Statement of Operations, categorized by primary underlying risk exposure.
Equity Derivatives
Net realized gain (loss)
Futures contracts	$13,432,332
The following summarizes the range of volume in the Fund's derivative instruments during the year ended December 31, 2021.
Derivative		% of Net Assets
Futures contracts	USD notional value	0-1%
Note 4: Related Party Transactions
Management fees    Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 0.75% of the average daily net assets for the year.

PAGE 11 ■	Dodge & Cox Stock Fund

Notes to Financial Statements
Fund officers and trustees    All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of redemptions in-kind, wash sales, foreign currency realized gain (loss), certain corporate action transactions, and distributions.
Distributions during the years noted below were characterized as follows for federal income tax purposes:
	Year Ended December 31, 2021	Year Ended December 31, 2020
Ordinary income	$ 1,229,786,635	$ 1,256,046,162
	($3.270 per share)	($3.409 per share)
Long-term capital gain	$ 1,764,075,135	$ 3,511,305,943
	($4.622 per share)	($9.805 per share)
At December 31, 2021, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$ 15,181,110
Undistributed long-term capital gain	583,213,445
Net unrealized appreciation	36,630,302,195
Total distributable earnings	$37,228,696,750
At December 31, 2021, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$60,178,350,068
Unrealized appreciation	39,061,005,823
Unrealized depreciation	(2,430,703,628)
Net unrealized appreciation	36,630,302,195
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Redemptions In-Kind
During the year ended December 31, 2021, the Fund distributed securities and cash as payment for redemptions of Fund shares. For financial reporting purposes, the Fund realized a net gain of $3,515,851,919 attributable to the redemptions in-kind: $3,202,474,490 from unaffiliated issuers and $313,377,429 from affiliated issuers. For tax purposes, no capital gain on the redemptions in-kind was recognized.
Note 7: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2021, the Fund’s commitment fee amounted to $499,413 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.
Note 8: Purchases and Sales of Investments
For the year ended December 31, 2021, purchases and sales of securities, other than short-term securities, aggregated $17,703,156,671 and $8,481,539,474, respectively.
Note 9: Subsequent Events
On February 9, 2022, the Fund's Board of Trustees approved a name change of the existing shares of the Fund to "Class I" planned for May 2022. The Board also approved the public offering of a new class of shares, Class X, of the Fund planned for May 2022. Fund management has determined that no other material events or transactions occurred subsequent to December 31, 2021, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

Dodge & Cox Stock Fund ■	PAGE 12

Financial Highlights
Selected data and ratios (for a share outstanding throughout each period)	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$192.56	$193.76	$172.81	$203.61	$184.30
Income from investment operations:
Net investment income	2.90	3.41 (a)	3.65	2.90	3.09
Net realized and unrealized gain (loss)	57.69	8.60	37.98	(16.96)	30.03
Total from investment operations	60.59	12.01	41.63	(14.06)	33.12
Distributions to shareholders from:
Net investment income	(3.07)	(3.36)	(3.65)	(2.90)	(3.11)
Net realized gain	(4.82)	(9.85)	(17.03)	(13.84)	(10.70)
Total distributions	(7.89)	(13.21)	(20.68)	(16.74)	(13.81)
Net asset value, end of year	$245.26	$192.56	$193.76	$172.81	$203.61
Total return	31.68%	7.16%	24.80%	(7.08)%	18.32%
Ratios/supplemental data:
Net assets, end of year (millions)	$96,695	$70,674	$74,585	$63,005	$70,901
Ratio of expenses to average net assets	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of net investment income to average net assets	1.25%	1.98% (a)	1.93%	1.41%	1.58%
Portfolio turnover rate	10%	21%	17%	20%	13%
(a)	Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.20 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 1.87%.
See accompanying Notes to Financial Statements
PAGE 13 ■	Dodge & Cox Stock Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Dodge & Cox Stock Fund (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
San Francisco, California
February 18, 2022
We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.
Dodge & Cox Stock Fund ■	PAGE 14

Special 2021 Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code:
The Fund designates $1,765,434,326 as long-term capital gain distributions in 2021.
The Fund designates up to a maximum amount of $1,678,986,320 of its distributions paid to shareholders in 2021 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).
For shareholders that are corporations, the Fund designates 91% of its ordinary dividends paid to shareholders in 2021 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.
Funds' Liquidity Risk Management Program
(unaudited)
The Funds have adopted and implemented a written liquidity risk management program (“Program”) as required by Rule 22e-4 under the Investment Company Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit.
The Funds’ Board of Trustees has approved the appointment of a Liquidity Risk Management Committee including representatives from Dodge & Cox’s Legal, Compliance, Treasury, Operations, Trading, and Portfolio Management departments, which is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.
The Liquidity Risk Management Committee performed an initial assessment of the liquidity risk of the Dodge & Cox Emerging Markets Stock Fund prior to its launch in May, 2021. The Committee refreshed its assessment of all of lthe Funds’ liquidity risk profiles and considered the adequacy and effectiveness of the Program’s operations for the 12 months ended September 30, 2021 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 15, 2021. The report concluded that (i) the Funds had adequate liquidity to operate effectively throughout the covered period; (ii) each Fund’s investment strategy continues to be appropriate for an open end fund; and (iii) the Funds’ Program is reasonably designed to assess and manage its liquidity risk.
Board Approval of Funds' Investment Management Agreements and Management Fees
(unaudited)
The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”).
At a meeting of the Board of Trustees of the Trust held on December 15, 2021, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2022 with respect to each Fund (other than the Emerging Markets Stock Fund, whose investment management agreement was approved at a meeting of the Board of Trustees held on June 2, 2020 and entered into on January 8, 2021). During the course of the year, the Board received extensive information and materials relating to the investment management and administrative services provided by Dodge & Cox and the performance of each of the Funds.
Information Received
Over the past several years, the Board has requested, received, and discussed a number of special presentations on topics relevant to their annual consideration of the proposed renewal of the Funds’ Agreements, including, in 2021, special presentations relating to asset management industry trends and the competitive landscape for the Funds, fund distribution channels, mutual fund fee litigation trends, an update on economies of scale, an update on Environmental, Social, and Governance-related asset management trends, Dodge & Cox’s evolving risk management practices, and equity trading costs. In addition to the foregoing and in advance of the meetings referred to below, the Board, including the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Broadridge to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Broadridge. The Broadridge materials included information regarding advisory and administrative fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as performance comparisons to each Fund’s peer group and to a broad-based securities index or combination of indices. The Broadridge materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, management fee revenue, and separate account fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data, and the investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed memoranda and related materials addressing, among other things, Dodge & Cox’s services to the Funds; how Dodge & Cox Funds’ fees compare to fees of peer group funds; the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; and the ways in which the Funds realize economies of scale. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and helpful in answering questions about all issues. The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider
PAGE 15 ■	Dodge & Cox Stock Fund

in evaluating mutual fund management arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with its independent legal counsel on November 11, 2021 and again on December 15, 2021 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements. In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described herein.
Nature, Quality, and Extent of the Service
The Board considered that Dodge & Cox provides a range of services to the Funds in addition to portfolio management, including regulatory compliance, trading desks, proxy voting, transfer agent and custodian oversight, administration, regulatory agency filings, tax compliance and filings, web site, and anti-money laundering. The nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s consistency in investment approach and depth; the background and experience of the Dodge & Cox U.S. Equity Investment Committee, International Equity Investment Committee, Global Equity Investment Committee, U.S. Fixed Income Investment Committee, and Global Fixed Income Investment Committee, and research analysts responsible for managing the Funds; Dodge & Cox’s methods for assessing the regulatory and investment climate in various jurisdictions; its overall level of attention to its core investment management function; and its commitment to the Funds and their shareholders. The Board reviewed information from Dodge & Cox describing conflicts of interest between the Funds and Dodge & Cox or its other clients, and how Dodge & Cox addresses those conflicts. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, that its investment professionals adhere to a consistent investment approach across the Funds, and that it employs a deliberate, thoughtful approach with respect to the development of new products. The Board further considered the “Gold” analyst rating awarded by Morningstar to all of the Funds (other than the Balanced Fund, which has a “Bronze” rating, and the Emerging Markets Stock Fund, which is too new to be rated). The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.
Investment Performance
The Board reviewed each Fund’s recent and long-term investment performance (including periods of outperformance and underperformance), as compared to relevant indices and the performance of such Fund’s peer group and broader Morningstar category. In assessing the performance of the Funds, the Board considered the Funds’ relative outperformance over the past year.
The Board also reviewed the Funds’ investment returns over various periods and concluded that the volatility and underperformance of certain Funds during certain recent periods was consistent with Dodge & Cox’s long-term approach and active investment style. The Board compared the short- and long-term investment performance of the equity funds to both their primary performance benchmarks as well as value-oriented indices, in recognition of the significant performance divergence between value and growth stocks that has persisted for much of the last several years. The Board considered that the recent outperformance as well as the previous underperformance of certain Funds are both the result of a value-oriented investment management process that emphasizes a long-term investment horizon, independent research, a team approach, price discipline, low cost, and low portfolio turnover. The Board concluded that Dodge & Cox has delivered long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.
Costs and Ancillary Benefits
Costs of Services to Funds: Fees and Expenses     The Board considered each Fund’s management fee rate and net expense ratio relative to (1) a broad category of other mutual funds with similar portfolio characteristics and share class and expense structures and (2) a smaller group of peers selected by Broadridge based on investment style, share class characteristics, and asset levels. The Board also considered the management fees charged by Dodge & Cox to other clients. In particular, the Board noted that the management fee rate paid by each Fund compares favorably to its broad category and is competitive within the Fund’s peer group. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the cost of most third-party research, reimbursement for shareholder recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that the Broadridge report shows that the net expense ratio of every Fund (taking into account, in the case of the Global Bond Fund, voluntary expense reimbursements by Dodge & Cox) is in the least expensive quartile compared to its broad Morningstar category and four of the six Funds are in the least expensive quartile of their respective Broadridge peer groups (with the Balanced Fund and the Income in the second-lowest quartile of their peer groups). The Board noted the Funds’ unusual single-share-class structure and reviewed Broadridge data (including asset-weighted average expense ratios) showing that most of the peer group funds offer several different classes of shares, with different expense ratios, to different categories of investors, and that the Broadridge expense comparisons described above generally compare the net expense ratio of each Dodge & Cox Fund’s single share class to one of the least expensive share classes of the peer fund, even though those share classes are often not available to retail investors. On an asset-weighted basis, each Fund, other than the Income Fund, ranks in the least expensive quartile of its Broadridge peer group (taking into account, in the case of the Global Bond Fund, voluntary expense reimbursements by Dodge & Cox). The Income Fund has the lowest weighted average expenses of the funds in the second least expensive quartile of its peer group. The Board noted
Dodge & Cox Stock Fund ■	PAGE 16

that the Funds provide access for small investors to quality investment management at a relatively low cost.
The Board also considered that the Funds are priced to scale, i.e., management fee rates begin at relatively low levels. Even without breakpoints, the Funds’ management fee rates are lower than those of many peer funds whose fee schedules include breakpoints. With respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the Board noted that the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. The Board reviewed information regarding the fee rates Dodge & Cox charges to sub-advised funds and separate accounts that have investment programs similar to those of the Funds, including instances where sub-advised funds or separate account fees are lower than Fund fees. The Board considered the differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, as well as material differences in regulatory, litigation, and other risks as between the Dodge & Cox Funds and other types of clients. The Board noted that different markets exist for mutual fund, sub-advisory, and institutional separate account management services and that a comparison of Fund fee rates and sub-advised and separate account fee rates must consider the fact that sub-advised and separate account clients bear additional costs and responsibilities that are included in the cost of a Fund. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.
Profitability and Costs of Services to Dodge & Cox; Fall-out Benefits     The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the scope and quality of the services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect a focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals. The Board also considered that Dodge & Cox has in the past closed some of the Funds to new investors to proactively manage growth in those Funds. While these actions are intended to benefit existing Fund shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders. The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are acceptable. The Board also noted that Dodge & Cox continues to invest in its business to provide enhanced services, systems, and research capabilities, all of which benefit the Funds. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability, and long-term investment performance.
The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the level of Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee and expense structure and the fact that Dodge & Cox builds economies of scale into the Funds’ fee structures by charging low fees from a fund’s inception and keeping overall expenses down as a Fund grows, as compared to other fund complexes that employ fee “breakpoints” only after a fund reaches a certain scale. An assessment of economies of scale must also take into account that Dodge & Cox invests time and resources in each new Fund for months (and sometimes years) prior to launch; in addition, in a Fund’s early periods of operations, expenses are capped, which means that Dodge & Cox subsidizes the operations of a new Fund for a period of time until it reaches scale. The Board also observed that, while total Fund assets have grown over the long term, this growth has not been continuous or evenly distributed across all of the Funds (and indeed that certain Funds have experienced net outflows over the past several years). In addition, the Board noted that Dodge & Cox has shared the benefits of scale with the Funds by adding services to the Funds over time, and that Dodge & Cox’s internal costs of providing investment management, technology, administrative, legal, and compliance services to the Funds continue to increase. For example, Dodge & Cox has continued to increase its global research staff and investment resources over the years to add new capabilities for the benefit of Fund shareholders and to address the increased complexity of investing globally. In addition, Dodge & Cox has made expenditures in other staff, technology, and infrastructure to enable it to integrate credit and equity analyses, incorporate additional quantitative and macroeconomic analyses into its processes, and implement its strategy in a more effective manner. Over the last ten years, Dodge & Cox has increased its spending on research, investment management, client servicing, legal and compliance support, investment operations capabilities, cybersecurity, technology infrastructure, third-party research, data services, and computer systems for trading, operations, compliance, accounting, and communications at a rate that has outpaced the Funds’ growth rate during the same period. The Board also observed that, even without fee breakpoints, the Funds are competitively priced in a competitive market and that having a low fee from inception provides shareholders with the benefits of scale even while a Fund remains relatively small. The Board also noted that there are certain diseconomies of scale associated with managing large funds, insofar as certain of the costs and risks associated with portfolio management increase disproportionately as assets grow.
Conclusion
Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the management fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that
PAGE 17 ■	Dodge & Cox Stock Fund

Dodge & Cox’s services have provided value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
Dodge & Cox Stock Fund ■	PAGE 18

Dodge & Cox Funds — Executive Officer & Trustee Information
Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past Five Years and Other Relevant Experience	Other Directorships of Public Companies Held by Trustees
Interested Trustees and Executive Officers
Charles F. Pohl (63)	Chairman and Trustee (since 2014)	Chairman and Director of Dodge & Cox; Chief Investment Officer (until January 2022) and member of U.S. Equity Investment Committee (USEIC) and Emerging Markets Equity Investment Committee (EMEIC), Global Equity Investment Committee (GEIC) (until 2021), International Equity Investment Committee (IEIC) (until 2021) and U.S. Fixed Income Investment Committee (USFIIC)(until 2019)	—
Dana M. Emery (60)	President (since 2014) and Trustee (since 1993)	Chief Executive Officer, President, and Director of Dodge & Cox; member of U.S. Fixed Income Investment Committee (USFIIC) and Global Fixed Income Investment Committee (GFIIC)	—
Diana S. Strandberg (62)	Senior Vice President (since 2006)	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of GEIC, IEIC, EMEIC, USEIC (until (until 2020), GFIIC (until 2018)	—
Roberta R.W. Kameda (61)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017) of Dodge & Cox	—
Shelly Chu (48)	Treasurer (since 2021)	Vice President (since 2020) and Financial Oversight and Control Analyst (since 2017) of Dodge & Cox; Head of Fund Administration at RS Investments (2014-2016); Treasurer of RS Funds (2014-2016); Chief Financial Officer of RS Funds Distributor, LLC (2014-2016)	—
Katherine M. Primas (47)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer of Dodge & Cox	—
Independent Trustees
Caroline M. Hoxby (55)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (72)	Trustee (since 2002)	Senior Counsel of Arnold & Porter (law firm) (2013-2018); Partner of Arnold & Porter (until 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (61)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Alphabet Inc. (internet information services) (since 2005); Director, Netflix, Inc. (internet television) (since 2010); Director, Arista Networks (cloud networking) (since 2013); Director, Blend (software company) (since 2019), Director, Bumble (online dating) (since 2020)
Robert B. Morris III (69)	Trustee (since 2011)	Advisory Director, The Presidio Group (2005-2016); Partner and Managing Director—Global Investment Research at Goldman Sachs (until 2001)	—
Gabriela Franco Parcella (53)	Trustee (since 2020)	President (since 2020) and Executive Managing Director of Merlone Geier Partners (2018-2019); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011)	Director, Terreno Realty Corporation (since 2018)
Gary Roughead (70)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security) (since 2012); Director, Maersk Line, Limited (shipping and transportation) (since 2016)
Mark E. Smith (70)	Trustee (since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (75)	Trustee (since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—
*	The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all seven series in the Dodge & Cox Funds complex and serves for an indefinite term.
Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.
PAGE 19 ■	Dodge & Cox Stock Fund

Stock Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of December 31, 2021, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

Annual Report	2021 December 31, 2021

Global Stock Fund (dodwx)
ESTABLISHED 2008
12/21 GSF AR               Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox Global Stock Fund had a total return of 20.8% for the year ended December 31, 2021, compared to a return of 21.8% for the MSCI World Index.
Market Commentary
U.S. markets posted exceptionally strong results in 2021, with the S&P 500 Index up 29% on the back of unprecedented stimulus and a solid economy. With strong consumer balance sheets and easy access to credit, demand continues to remain elevated. In contrast, COVID-19 variants, supply chain disruptions, and labor market frictions are affecting supply. As a result, inflation has hit levels last seen in the 1980s, and the Federal Reserve accelerated its plans to raise interest rates in 2022.
Internationally, developed markets also posted solid results for the year (the MSCI EAFE Index appreciated 11%), as economic growth in most developed market countries rebounded to above pre-pandemic levels. However, the MSCI Emerging Markets Index declined 3%. China’s stock market dropped 22% amid ongoing regulatory interventions by the government and concerns about a slowdown in economic growth. Internet-related companies in particular were impacted, with the CSI China Internet Index down 49%.
During the first half of 2021, the global value indices appreciated and outperformed their growth counterparts.a But in the second half of the year, value underperformed growth amid concerns about COVID-19 variants. Hence, while valuations remain above average for the market overall, wide valuation disparities remain between value and growth stocks. The MSCI World Value Index currently trades at 14.2 times forward earnings compared to a lofty 31.2 times for the MSCI World Growth Index.b This market divergence is so rare it now rounds to the 100th percentile of historical experience. The discount for stocks that benefit from rising rates also continues to be extremely wide. This valuation spread is particularly extraordinary given the remarkably low level of nominal and real interest rates, and would appear to suggest a greater likelihood of rates staying lower for longer than we believe is warranted.
Investment Strategy
These two wide valuation disparities provide attractive opportunities for active, value-oriented, bottom-up investment managers like Dodge & Cox. The Fund is overweight low-valuation stocks, which we believe are positioned to benefit from accelerating economic growth and higher interest rates. In contrast, the Fund is underweight high-priced growth stocks, which have benefited from a low rate environment, and we believe are less attractive due to their high valuations and high expectations.
In 2021, we actively trimmed many of the Fund’s holdings as they outperformed the overall market, particularly in the more cyclical parts of the market. However, the Fund remains overweight Financials and Energy. The Fund’s Financials holdings are inexpensive, well capitalized, and could return meaningful amounts of capital to shareholders in 2022. Higher interest rates could further propel earnings growth.
In Energy, oil prices rose 51% in 2021, as demand continued to rebound from pandemic-induced lows, outpacing supply. Many energy companies have also improved capital discipline by restraining spending on oil and gas projects. The Fund’s energy holdings trade at attractive valuations and generate substantial free cash flow. Hence, these investments also look poised to increase capital returns to shareholders at attractive yields.
As we trimmed strong outperformers throughout the year, we added to the Fund's Health Care and China Internet holdings, which underperformed the market.
Health Care
As investors rotated into the more economically sensitive parts of the market in 2021, Health Care underperformed, along with other more defensive parts of the market. The Fund reinvested capital into several attractive health care businesses, increasing the Fund’s Health Care weighting from 14.3% to 20.0% by year end. Based on our value-oriented approach and analysis of the fundamentals, we added to large pharmaceutical franchises, such as GlaxoSmithKline, Sanofi, and Novartis.c These holdings now represent three of the Fund’s five largest positions. These companies have leading franchises, low relative valuations, and various innovation-driven opportunities. We also started positions in the health care services company Fresenius Medical Care (leading dialysis provider) and two biopharmaceutical companies: Regeneron Pharmaceuticals and Incyte.
Fresenius Medical Care
Fresenius (0.8% position) is the world’s largest vertically integrated provider of dialysis products and services. This business benefits from highly concentrated market share, high barriers to entry, economies of scale, and strong recurring revenues. In recent years, its share price has underperformed due to missed earnings and headwinds from COVID-19 which appear more temporary in nature. The company is also now restructuring to reduce costs, while positioning itself to capitalize on the growing need for its dialysis services. Combined with a valuation of 15 times forward earnings, we believe Fresenius is an attractive investment over our three- to five-year investment horizon.
Regeneron Pharmaceuticals
Regeneron is a biotech company focused on antibody treatments for ophthalmology, immunology, and cancer. Its antibody discovery platform has led to multiple commercial drugs, including two of the industry’s most valuable blockbusters, Eylea (ophthalmology) and Dupixent (immunology). The company has also made substantial investments in understanding the genetic basis of disease, as well as in new technologies like RNAi (with Alnylam) and CRISPR (with Intellia). The company is still led by its founding duo, CEO Len Schleifer and CSO George Yancopoulos, who are significant shareholders. Both are MD/PhDs and their strategy to focus on long-term value creation through innovation has proven highly successful. We think Regeneron offers an opportunity to increase the Fund’s exposure to innovation at an attractive price.

PAGE 1 ■	Dodge & Cox Global Stock Fund

Incyte
Incyte (1.0% position) is a U.S.-based biopharmaceutical company that discovers, develops, and commercializes proprietary therapeutics, largely focused on oncology. The company has a profitable legacy portfolio, and management has continued to reinvest profits from these franchises into its R&D pipeline. The team is working on avenues to extend its main Jakafi franchise beyond its patent expiry in 2027 and discover the next big drug to transform the company. In recent years, the company has improved R&D productivity and launched three new products, which could collectively generate $1 billion in sales annually. In addition, the company’s strong corporate governance and representation of long-term investors on the board align its interests with those of other long-term shareholders.
China Internet
The Fund’s China Internet holdings underperformed last year, after regulatory tightening in China increased in both pace and severity. More recently, these concerns were compounded by news of slowing economic growth in China, increasing competition, and accelerating plans to delist China ADRs from U.S. exchanges.
How do we evaluate investment merits in the face of uncertainties? By remaining disciplined in applying our bottom-up investment approach and focusing on valuation. We consider a range of possible scenarios based on our extensive research, which includes in-depth conversations with company management teams, internet industry experts, legal experts, and China policy experts. We revisit our investment theses and adjust our models, taking into account current valuations and what risks might already be priced in. Our Global Equity Investment Committee then weighs and debates a range of scenario forecasts against valuation, and the potential investment opportunity relative to the overall portfolio. Valuation is an important input into this process. Notably, the Fund trimmed back its China Internet holdings in the prior year after strong outperformance and rising valuations. Today, the reverse is true. The CSI China Internet Index pulled back 62% last year off its February peak in a strong reaction to recent events. However, the actual financial impact of those events appears to be manageable. The government has also reached out to investors and the public to highlight the importance of innovation and expressed its continued support for private enterprise. With valuations near a five-year low, this would appear to be a very attractively valued part of the market relative to fundamentals. We believe this contrast positions the Fund well to offer attractive long-term investment potential.
This has resulted in net adds to China Internet in 2021, including Alibaba, Baidu, JD.com, and Naspers (which derives significant value from its underlying stake in Tencent). In addition, we recently started a position in NetEase, which develops and operates some of the most popular PC and mobile games in China. The Fund's China Internet holdingsd plus NetEase collectively comprised 6.4% of the Fund at the end of the year.
In Closing
Going forward, we continue to be optimistic about the long-term outlook for the Fund. While timing is uncertain, we believe interest rates could increase further, which should benefit the Fund’s portfolio. Even if interest rates do not rise, the Fund could still benefit if the currently wide valuation discount narrowed for stocks likely to benefit from rising rates. Finally, we believe the Fund is also well diversified and balanced across a range of investment themes. Over half of the Fund is invested in sectors and industries that benefit from innovation, in areas such as Media, Health Care, and Information Technology.
Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President
February 1, 2022
(a)	Generally, stocks that have lower valuations are considered “value” stocks, while those with higher valuations are considered “growth” stocks.
(b)	Unless otherwise specified, all weightings and characteristics are as of December 31, 2021.
(c)	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
(d)	The Fund’s China Internet holdings are Alibaba, Baidu, JD.com, Naspers, and Prosus.
Dodge & Cox Global Stock Fund ■	PAGE 2

2021 Performance Review (unaudited)
The Fund underperformed the MSCI World by 1.1 percentage point in 2021.
Key Detractors from Relative Results
■	The Fund’s relative results in the Consumer Discretionary sector (down 23% compared to up 18% for the MSCI World sector) detracted. Alibaba underperformed.
■	Weaker relative results in the Health Care sector (up 15% compared to up 20% for the MSCI World sector) hurt results. Novartis was a key detractor
■	In Communication Services, the Fund’s average overweight position (14% versus 9%) and stock selection (up 9% compared to up 15% for the MSCI World sector) also detracted. Comcast, Charter Communications, and Baidu were among the detractors.
■	The Fund’s average overweight position in emerging markets (14% versus not held in the MSCI World), the worst-performing region globally, contributed to underperformance. Key detractors included Alibaba and Baidu (previously mentioned), as well as Itau Unibanco.
■	Additional detractors included Credit Suisse and Mitsubishi Electric.
Key Contributors to Relative Results
■	Stock selection in the Energy sector (up 70% compared to up 40% for the MSCI World sector), combined with an average overweight position (7% versus 3%), contributed significantly. Outperformers included Ovintiv, Suncor Energy, and Occidental Petroleum.
■	The Fund’s stronger relative results in the Materials sector (up 45% compared to up 16% for the MSCI World sector) also helped. Glencore was a notable contributor.
■	In Financials, the Fund’s average overweight position (27% versus 14% for the MSCI World sector) also contributed meaningfully. Wells Fargo, Capital One Financial, and Charles Schwab were among the top contributors.
■	Additional contributors included Dell Technologies and Johnson Controls International.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The Global Equity Investment Committee, which is the decision-making body for the Global Stock Fund, is a seven- member committee with an average tenure at Dodge & Cox of 24 years.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom- up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.
Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
PAGE 3 ■	Dodge & Cox Global Stock Fund

Growth of $10,000 Over 10 Years (unaudited)
For An Investment Made On December 31, 2011
Average Annual Total Return
For Periods Ended December 31, 2021
	1 Year	3 Years	5 Years	10 Years
Dodge & Cox Global Stock Fund	20.75%	16.61%	10.97%	12.07%
MSCI World Index	21.82	21.70	15.03	12.70
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund's website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI World Index is a broad-based, unmanaged equity market index aggregated from 23 developed market country indices, including the United States. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
MSCI World is a service mark of MSCI Barra.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended December 31, 2021	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 998.10	$3.12
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.08	3.16
*	Expenses are equal to the Fund’s annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
Dodge & Cox Global Stock Fund ■	PAGE 4

Portfolio Information (unaudited)	December 31, 2021
Sector Diversification (%)(a)	% of Net Assets
Financials	24.7
Health Care	20.0
Communication Services	15.0
Information Technology	11.1
Energy	6.4
Industrials	6.0
Consumer Discretionary	6.0
Materials	5.0
Consumer Staples	3.0
Real Estate	1.3
Region Diversification (%)(a)	% of Net Assets
United States	45.8
Europe (excluding United Kingdom)	22.2
Asia Pacific (excluding Japan)	9.6
United Kingdom	9.0
Canada	4.3
Latin America	3.7
Japan	3.4
Africa	0.5
(a)	Excludes derivatives.
PAGE 5 ■	Dodge & Cox Global Stock Fund

Consolidated Portfolio of Investments	December 31, 2021
Common Stocks: 96.1%
	Shares	Value
Communication Services: 15.0%
Media & Entertainment: 14.3%
Alphabet, Inc., Class C(a) (United States)	112,799	$ 326,394,059
Baidu, Inc. ADR(a) (Cayman Islands/China)	1,096,500	163,148,235
Charter Communications, Inc., Class A(a) (United States)	425,097	277,150,491
Comcast Corp., Class A (United States)	6,161,200	310,093,196
DISH Network Corp., Class A(a) (United States)	1,642,900	53,295,676
Fox Corp., Class A (United States)	2,541,300	93,773,970
Grupo Televisa SAB ADR (Mexico)	9,815,600	91,972,172
Meta Platforms, Inc., Class A(a) (United States)	359,500	120,917,825
NetEase, Inc. ADR (Cayman Islands/China)	543,600	55,327,608
Television Broadcasts, Ltd.(a) (Hong Kong)	2,101,000	1,269,079
		1,493,342,311
Telecommunication Services: 0.7%
T-Mobile U.S., Inc.(a) (United States)	666,200	77,265,876
		1,570,608,187
Consumer Discretionary: 6.0%
Automobiles & Components: 1.0%
Honda Motor Co., Ltd. (Japan)	3,733,600	104,848,701
Consumer Services: 0.5%
Booking Holdings, Inc.(a) (United States)	22,600	54,222,598
Retailing: 4.5%
Alibaba Group Holding, Ltd. ADR(a) (Cayman Islands/China)	1,420,700	168,764,953
JD.com, Inc. ADR(a) (Cayman Islands/China)	1,302,546	91,269,398
Naspers, Ltd., Class N (South Africa)	302,228	46,884,695
Prosus NV, Class N(a) (Netherlands)	1,745,046	146,084,566
Qurate Retail, Inc., Series A (United States)	2,299,892	17,479,179
		470,482,791
		629,554,090
Consumer Staples: 3.0%
Food & Staples Retailing: 0.4%
Magnit PJSC (Russia)	610,500	44,253,647
Food, Beverage & Tobacco: 2.6%
Anheuser-Busch InBev SA NV(a) (Belgium)	2,719,700	164,634,387
Molson Coors Beverage Company, Class B (United States)	2,374,000	110,034,900
		274,669,287
		318,922,934
Energy: 6.4%
Occidental Petroleum Corp. (United States)	7,285,763	211,214,269
Occidental Petroleum Corp., Warrant(a) (United States)	939,445	11,846,402
Ovintiv, Inc. (United States)	4,809,738	162,088,171

	Shares	Value
Schlumberger, Ltd. (Curacao/United States)	1,303,200	$ 39,030,840
Suncor Energy, Inc. (Canada)	10,063,400	251,886,902
		676,066,584
Financials: 23.4%
Banks: 12.5%
Axis Bank, Ltd.(a) (India)	16,844,200	154,051,648
Banco Santander SA (Spain)	63,514,094	211,992,983
Barclays PLC (United Kingdom)	55,205,000	139,731,496
BNP Paribas SA (France)	2,696,200	186,540,969
Credicorp, Ltd. (Bermuda/Peru)	917,800	112,035,846
ICICI Bank, Ltd. (India)	18,091,236	180,290,179
Standard Chartered PLC (United Kingdom)	18,523,177	112,423,052
Wells Fargo & Co. (United States)	4,507,073	216,249,363
		1,313,315,536
Diversified Financials: 7.7%
Bank of New York Mellon Corp. (United States)	1,397,100	81,143,568
Capital One Financial Corp. (United States)	853,697	123,862,898
Charles Schwab Corp. (United States)	2,038,800	171,463,080
Credit Suisse Group AG (Switzerland)	14,283,603	138,540,117
Jackson Financial, Inc., Class A (United States)	1,867,497	78,117,400
UBS Group AG (Switzerland)	9,411,300	168,914,894
XP, Inc., Class A(a) (Brazil)	1,499,529	43,096,463
		805,138,420
Insurance: 3.2%
Aegon NV (Netherlands)	11,398,345	57,008,011
Aviva PLC (United Kingdom)	25,220,320	140,098,096
MetLife, Inc. (United States)	1,157,000	72,300,930
Prudential PLC (United Kingdom)	3,779,900	65,207,033
		334,614,070
		2,453,068,026
Health Care: 20.0%
Health Care Equipment & Services: 4.1%
Cigna Corp. (United States)	647,738	148,740,077
CVS Health Corp. (United States)	783,800	80,856,808
Fresenius Medical Care AG & Co. (Germany)	1,312,600	85,029,277
UnitedHealth Group, Inc. (United States)	234,100	117,550,974
		432,177,136
Pharmaceuticals, Biotechnology & Life Sciences: 15.9%
Alnylam Pharmaceuticals, Inc.(a) (United States)	436,500	74,021,670
Bayer AG (Germany)	1,263,020	67,615,107
BioMarin Pharmaceutical, Inc.(a) (United States)	824,500	72,844,575
GlaxoSmithKline PLC (United Kingdom)	18,590,200	404,264,973
Incyte Corp.(a) (United States)	1,415,400	103,890,360
Novartis AG (Switzerland)	3,457,600	303,633,614
Regeneron Pharmaceuticals, Inc.(a) (United States)	55,487	35,041,150
Roche Holding AG (Switzerland)	552,800	229,155,150
Sanofi (France)	3,754,057	378,590,252
		1,669,056,851
		2,101,233,987

See accompanying Notes to Consolidated Financial Statements	Dodge & Cox Global Stock Fund ■	PAGE 6

Consolidated Portfolio of Investments	December 31, 2021
Common Stocks (continued)
	Shares	Value
Industrials: 6.0%
Capital Goods: 3.8%
Carrier Global Corp. (United States)	584,400	$ 31,697,856
Johnson Controls International PLC (Ireland/United States)	774,903	63,007,363
Mitsubishi Electric Corp. (Japan)	11,239,500	142,523,968
Raytheon Technologies Corp. (United States)	1,900,800	163,582,848
		400,812,035
Transportation: 2.2%
FedEx Corp. (United States)	867,400	224,344,336
		625,156,371
Information Technology: 10.0%
Semiconductors & Semiconductor Equipment: 1.1%
Microchip Technology, Inc. (United States)	1,311,000	114,135,660
Software & Services: 5.4%
Cognizant Technology Solutions Corp., Class A (United States)	1,031,800	91,541,296
Fiserv, Inc.(a) (United States)	1,591,900	165,223,301
Micro Focus International PLC (United Kingdom)	2,738,099	15,488,017
Microsoft Corp. (United States)	341,000	114,685,120
VMware, Inc., Class A(a) (United States)	1,551,829	179,825,944
		566,763,678
Technology, Hardware & Equipment: 3.5%
Cisco Systems, Inc. (United States)	1,206,100	76,430,557
Dell Technologies, Inc., Class C(a) (United States)	2,483,543	139,500,611
HP, Inc. (United States)	829,600	31,251,032
Juniper Networks, Inc. (United States)	1,561,968	55,777,877
TE Connectivity, Ltd. (Switzerland)	371,715	59,972,498
		362,932,575
		1,043,831,913
Materials: 5.0%
Celanese Corp. (United States)	672,200	112,969,932
Glencore PLC (Jersey/United Kingdom)	13,248,400	67,237,426
Holcim, Ltd. (Switzerland)	1,495,062	76,086,473
LyondellBasell Industries NV, Class A (Netherlands)	125,617	11,585,656
Mitsubishi Chemical Holdings Corp. (Japan)	7,893,600	58,474,038
Nutrien, Ltd. (Canada)	1,534,800	115,416,960
Teck Resources, Ltd., Class B (Canada)	2,935,800	84,609,756
		526,380,241
Real Estate: 1.3%
CK Asset Holdings, Ltd. (Cayman Islands/Hong Kong)	7,915,500	49,893,470
Daito Trust Construction Co., Ltd. (Japan)	483,100	55,191,385
Hang Lung Group, Ltd. (Hong Kong)	12,913,700	27,591,005
		132,675,860
Total Common Stocks (Cost $7,671,411,873)		$10,077,498,193
Preferred Stocks: 2.4%
	Par Value/ Shares	Value
Financials: 1.3%
Banks: 1.3%
Itau Unibanco Holding SA, Pfd (Brazil)	37,277,893	$141,781,018
Information Technology: 1.1%
Technology, Hardware & Equipment: 1.1%
Samsung Electronics Co., Ltd., Pfd (South Korea)	1,851,830	110,844,201
Total Preferred Stocks (Cost $161,290,208)		$252,625,219
Short-Term Investments: 1.5%
	Par Value/ Shares	Value
Repurchase Agreements: 1.1%
Fixed Income Clearing Corporation(b) 0.000%, dated 12/31/21, due 1/3/22, maturity value $114,330,000	$114,330,000	$ 114,330,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	42,010,387	42,010,387
Total Short-Term Investments (Cost $156,340,387)		$ 156,340,387
Total Investments In Securities (Cost $7,989,042,468)	100.0%	$10,486,463,799
Other Assets Less Liabilities	0.0%	58,650
Net Assets	100.0%	$10,486,522,449
(a)	Non-income producing
(b)	Repurchase agreement is collateralized by U.S. Treasury Notes 0.125%, 6/30/23, and Treasury Bills 0.00%, 12,29,22. Total collateral value is $116,616,637.
In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt

PAGE 7 ■	Dodge & Cox Global Stock Fund	See accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments	December 31, 2021
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index— Long Position	1,406	3/18/22	$68,631,318	$2,170,327
Yen Denominated Nikkei 225 Index— Long Position	350	3/10/22	43,852,691	131,548
				$2,301,875
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
CHF: Swiss Franc
HSBC	1/12/22	USD	8,800,387	CHF	8,110,214	$ (102,009)
Morgan Stanley	1/12/22	USD	8,729,883	CHF	8,049,840	(106,242)
Morgan Stanley	1/12/22	USD	6,703,933	CHF	6,178,772	(78,363)
Morgan Stanley	1/12/22	USD	6,583,085	CHF	6,067,581	(77,160)
Morgan Stanley	1/12/22	USD	8,802,134	CHF	8,110,214	(100,262)
UBS	1/12/22	USD	6,586,277	CHF	6,067,562	(73,946)
UBS	1/12/22	USD	7,538,788	CHF	6,950,250	(90,342)
UBS	1/12/22	USD	6,584,117	CHF	6,067,567	(76,112)
Barclays	2/16/22	USD	4,100,691	CHF	3,769,547	(40,766)
Barclays	2/16/22	USD	4,105,494	CHF	3,769,500	(35,911)
Barclays	2/16/22	USD	4,100,575	CHF	3,769,396	(40,715)
Barclays	2/16/22	USD	4,099,709	CHF	3,770,112	(42,369)
Barclays	2/16/22	USD	4,102,325	CHF	3,769,208	(38,758)
Standard Chartered	2/16/22	USD	4,100,488	CHF	3,770,678	(42,211)
Standard Chartered	2/16/22	USD	6,793,968	CHF	6,200,000	(17,733)
UBS	2/16/22	USD	4,102,571	CHF	3,768,831	(38,099)
UBS	2/16/22	USD	4,098,997	CHF	3,769,397	(42,294)
UBS	2/16/22	USD	4,101,558	CHF	3,769,123	(39,432)
UBS	2/16/22	USD	4,100,754	CHF	3,769,208	(40,330)
Barclays	3/16/22	USD	8,272,804	CHF	7,613,356	(98,058)
Barclays	3/16/22	USD	8,281,040	CHF	7,614,625	(91,218)
Barclays	3/16/22	USD	8,270,252	CHF	7,613,356	(100,610)
HSBC	3/16/22	USD	8,276,370	CHF	7,613,357	(94,494)
JPMorgan	3/16/22	USD	8,290,192	CHF	7,622,239	(90,437)
UBS	3/16/22	USD	8,277,016	CHF	7,613,357	(93,847)
UBS	3/16/22	USD	8,270,343	CHF	7,613,355	(100,519)
UBS	3/16/22	USD	8,276,411	CHF	7,613,355	(94,450)
CNH: Chinese Yuan Renminbi
HSBC	1/26/22	USD	9,113,221	CNH	64,397,667	(1,003,160)
JPMorgan	1/26/22	USD	9,093,789	CNH	64,397,667	(1,022,592)
JPMorgan	1/26/22	USD	9,135,069	CNH	64,397,666	(981,312)
Morgan Stanley	1/26/22	USD	23,998,800	CNH	160,000,000	(1,135,976)
Goldman Sachs	3/16/22	CNH	60,780,000	USD	9,151,134	366,757
HSBC	3/16/22	USD	16,202,448	CNH	107,500,000	(631,597)
HSBC	3/16/22	USD	16,189,759	CNH	107,500,000	(644,286)
HSBC	3/16/22	CNH	60,780,000	USD	9,125,715	392,176
Citibank	4/27/22	USD	65,331,622	CNH	432,528,000	(2,213,600)
Goldman Sachs	4/27/22	CNH	68,371,000	USD	9,498,611	1,178,465
Goldman Sachs	4/27/22	USD	9,234,784	CNH	64,264,860	(801,062)
HSBC	4/27/22	USD	5,378,709	CNH	38,525,000	(637,502)
HSBC	4/27/22	USD	5,296,950	CNH	37,950,000	(629,467)
HSBC	4/27/22	USD	5,374,582	CNH	38,525,000	(641,629)
HSBC	4/27/22	CNH	173,000,000	USD	24,116,540	2,899,800
HSBC	4/27/22	USD	9,230,132	CNH	65,238,570	(957,772)
HSBC	4/27/22	USD	9,369,992	CNH	65,238,570	(817,912)
JPMorgan	4/27/22	CNH	68,371,000	USD	9,524,015	1,153,061
HSBC	6/22/22	USD	24,891,772	CNH	163,870,000	(606,093)
HSBC	6/22/22	USD	24,892,150	CNH	163,870,000	(605,715)
HSBC	7/20/22	USD	40,347,598	CNH	267,661,930	(1,225,809)
JPMorgan	7/20/22	USD	40,385,342	CNH	267,661,930	(1,188,066)
Goldman Sachs	7/27/22	USD	16,793,687	CNH	124,500,000	(2,535,208)
HSBC	7/27/22	CNH	62,500,000	USD	8,664,911	1,038,350
HSBC	7/27/22	CNH	62,500,000	USD	8,669,718	1,033,542
UBS	7/27/22	USD	16,793,687	CNH	124,500,000	(2,535,208)
See accompanying Notes to Consolidated Financial Statements	Dodge & Cox Global Stock Fund ■	PAGE 8

Consolidated Portfolio of Investments	December 31, 2021
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
JPMorgan	8/24/22	USD	13,573,637	CNH	90,000,000	$ (374,483)
JPMorgan	8/24/22	USD	13,590,034	CNH	90,000,000	(358,086)
UBS	8/24/22	USD	8,538,529	CNH	56,554,520	(226,240)
Bank of America	9/28/22	USD	45,351,816	CNH	301,000,000	(1,194,563)
UBS	9/28/22	USD	21,990,104	CNH	144,000,000	(277,930)
HSBC	10/19/22	USD	23,218,282	CNH	152,500,000	(336,169)
JPMorgan	10/19/22	USD	23,223,940	CNH	152,500,000	(330,512)
HSBC	10/26/22	USD	10,530,691	CNH	76,000,000	(1,203,579)
HSBC	10/26/22	USD	10,535,071	CNH	76,000,000	(1,199,200)
HSBC	11/9/22	USD	7,169,966	CNH	47,116,000	(99,286)
UBS	11/9/22	USD	7,179,143	CNH	47,116,000	(90,109)
HSBC	1/11/23	USD	23,098,202	CNH	167,000,000	(2,582,736)
Unrealized gain on currency forward contracts						8,062,151
Unrealized loss on currency forward contracts						(30,973,546)
Net unrealized loss on currency forward contracts						$(22,911,395)
The listed counterparty may be the parent company or one of its subsidiaries.
PAGE 9 ■	Dodge & Cox Global Stock Fund	See accompanying Notes to Consolidated Financial Statements

Consolidated
Statement of Assets and Liabilities
December 31, 2021
Assets:
Investments in securities, at value (cost $7,989,042,468)	$10,486,463,799
Unrealized appreciation on currency forward contracts	8,062,151
Cash pledged as collateral for currency forward contracts	20,460,000
Cash	100
Cash denominated in foreign currency (cost $98,669)	16,553
Deposits with broker for futures contracts	7,628,914
Receivable for variation margin for futures contracts	67,106
Receivable for Fund shares sold	1,377,210
Dividends and interest receivable	20,087,815
Prepaid expenses and other assets	25,208
10,544,188,856
Liabilities:
Unrealized depreciation on currency forward contracts	30,973,546
Payable for investments purchased	1,617,492
Payable for Fund shares redeemed	1,258,174
Deferred foreign capital gains tax	18,290,954
Management fees payable	5,244,075
Accrued expenses	282,166
57,666,407
Net Assets	$10,486,522,449
Net Assets Consist of:
Paid in capital	$ 7,940,436,652
Distributable earnings	2,546,085,797
$10,486,522,449
Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	726,243,020
Net asset value per share	$ 14.44
Consolidated
Statement of Operations
Year Ended December 31, 2021
Investment Income:
Dividends (net of foreign taxes of $4,598,152)	$ 216,388,872
Interest	584,013
216,972,885
Expenses:
Management fees	66,549,259
Custody and fund accounting fees	694,376
Transfer agent fees	373,508
Professional services	259,753
Shareholder reports	84,041
Registration fees	110,610
Trustees fees	383,107
Miscellaneous	212,315
68,666,969
Net Investment Income	148,305,916
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities (net of foreign capital gains tax of $8,493,515) (Note 6)	1,642,426,424
Futures contracts	15,021,233
Swaps	(1,248,397)
Currency forward contracts	(21,128,088)
Foreign currency transactions	99,261
Net change in unrealized appreciation/depreciation
Investments in securities (net of change in deferred foreign capital gains tax of $565,290)	308,365,202
Futures contracts	(1,608,846)
Swaps	(2,993,916)
Currency forward contracts	8,688,331
Foreign currency translation	(793,795)
Net realized and unrealized gain	1,946,827,409
Net Change in Net Assets From Operations	$2,095,133,325
Consolidated
Statement of Changes in Net Assets
	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
Operations:
Net investment income	$ 148,305,916	$ 138,466,998
Net realized gain (loss)	1,635,170,433	1,805,989
Net change in unrealized appreciation/depreciation	311,656,976	411,312,247
	2,095,133,325	551,585,234
Distributions to Shareholders:
Total distributions	(1,025,735,037)	(135,314,386)
Fund Share Transactions:
Proceeds from sale of shares	1,386,396,120	1,448,994,321
Reinvestment of distributions	995,397,758	130,653,363
Cost of shares redeemed	(3,348,677,349)	(1,907,523,619)
Net change from Fund share transactions	(966,883,471)	(327,875,935)
Total change in net assets	102,514,817	88,394,913
Net Assets:
Beginning of year	10,384,007,632	10,295,612,719
End of year	$10,486,522,449	$10,384,007,632
Share Information:
Shares sold	90,402,451	138,782,250
Distributions reinvested	71,869,874	9,882,854
Shares redeemed	(216,733,367)	(178,069,108)
Net change in shares outstanding	(54,461,042)	(29,404,004)
See accompanying Notes to Consolidated Financial Statements	Dodge & Cox Global Stock Fund ■	PAGE 10

Notes to Consolidated Financial Statements
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Global Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2008, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of U.S. and foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation    The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Convertible debt securities are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Equity total return swaps are valued using prices received from independent pricing services which utilize market quotes from underlying reference instruments. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment man-
ager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions    Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Foreign taxes    The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and

PAGE 11 ■	Dodge & Cox Global Stock Fund

Notes to Consolidated Financial Statements
are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in dividends and interest receivable in the Consolidated Statement of Assets and Liabilities. During the year ended December 31, 2021, the Fund received $9,623,345 in reclaims and interest related to EU reclaims, which is reported in dividend income and interest income in the Consolidated Statement of Operations. Expenses incurred related to filing EU reclaims are recorded on the accrual basis in professional services in the Consolidated Statement of Operations. Expenses that are contingent upon successful EU reclaims are recorded in professional services in the Consolidated Statement of Operations once the amount is known.
Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions
Foreign currency translation     The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference in exchange rate between the trade and settlement dates on securities transactions, the difference in exchange rate between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements    Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Consolidation     The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox Global Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At December 31, 2021, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.
Indemnification     Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■	Level 1: Unadjusted quoted prices in active markets for identical securities
■	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2021:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$1,570,608,187	$ —
Consumer Discretionary	524,705,389	104,848,701
Consumer Staples	274,669,287	44,253,647
Energy	676,066,584	—
Financials	1,933,620,032	519,447,994
Health Care	1,415,800,839	685,433,148
Industrials	482,632,403	142,523,968
Information Technology	1,043,831,913	—
Materials	391,819,730	134,560,511
Real Estate	77,484,475	55,191,385
Preferred Stocks
Financials	—	141,781,018
Information Technology	—	110,844,201

Dodge & Cox Global Stock Fund ■	PAGE 12

Notes to Consolidated Financial Statements
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Short-Term Investments
Repurchase Agreements	$ —	$ 114,330,000
Money Market Fund	42,010,387	—
Total Securities	$8,433,249,226	$2,053,214,573
Other Investments
Futures Contracts
Appreciation	$ 2,301,875	$ —
Currency Forward Contracts
Appreciation	—	8,062,151
Depreciation	—	(30,973,546)
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Equity total return swaps    Equity total return swaps are contracts that can create long or short economic exposure to an underlying equity security. Under such a contract, one party agrees to make payments to another based on the total return of a notional amount of the underlying security (including dividends and changes in market value), in return for an upfront or periodic payments from the other party based on a fixed or variable interest rate applied to the same notional amount. Equity total return swaps can also be used to hedge against exposure to specific risks associated with a particular issuer or with other companies owned by such an issuer. Investments in equity total return swaps may include certain risks including unfavorable price movements in the underlying reference instrument(s), or a default or failure by the counterparty.
Equity total return swaps are traded over-the-counter. The value of equity total return swaps changes daily based on the value of the underlying equity security. Changes in the market value of equity total return swaps are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on equity total return swaps are recorded in the Consolidated Statement of Operations upon exchange of cash flows for periodic payments and upon the closing or expiration of the swaps.
The Fund used equity total return swaps to create long economic exposure to particular equity securities and to hedge against risks created by investments made by one of the portfolio securities it owns.
Futures contracts    Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker. Subsequent payments (referred to as "variation margin") to and from the clearing broker are made on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used equity index futures contracts to create equity exposure, equal to some or all of its non-equity net assets.
Currency forward contracts    Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
The Fund used currency forward contracts to hedge direct and indirect foreign currency exposure.
Additional derivative information    The following identifies the location on the Consolidated Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$ —	$ 8,062,151	$ 8,062,151
Futures contracts(a)	2,301,875	—	2,301,875
	$2,301,875	$ 8,062,151	$10,364,026
Liabilities
Unrealized depreciation on currency forward contracts	$ —	$30,973,546	$30,973,546
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Consolidated Statement of Assets and Liabilities.

PAGE 13 ■	Dodge & Cox Global Stock Fund

Notes to Consolidated Financial Statements
The following summarizes the effect of derivative instruments on the Consolidated Statement of Operations, categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Swaps	$ (1,248,397)	$ —	$ (1,248,397)
Futures contracts	15,021,233	—	15,021,233
Currency forward contracts	—	(21,128,088)	(21,128,088)
	$13,772,836	$(21,128,088)	$ (7,355,252)
Net change in unrealized appreciation/depreciation
Swaps	$ (2,993,916)	$ —	$ (2,993,916)
Futures contracts	(1,608,846)	—	(1,608,846)
Currency forward contracts	—	8,688,331	8,688,331
	$ (4,602,762)	$ 8,688,331	$ 4,085,569
The following summarizes the range of volume in the Fund's derivative instruments during the year ended December 31, 2021.
Derivative		% of Net Assets
Futures contracts	USD notional value	1-3%
Swaps - long	USD notional value	0-2%
Swaps - short	USD notional value	0-2%
Currency forward contracts	USD total value	5-7%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of December 31, 2021.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)	Net Amount(a)
Bank of America	$ —	$ (1,194,563)	$ 1,060,000	$ (134,563)
Barclays	—	(488,405)	—	(488,405)
Citibank	—	(2,213,600)	2,010,000	(203,600)
Goldman Sachs	1,545,222	(3,336,270)	1,660,000	(131,048)
HSBC	5,363,868	(14,018,415)	7,970,000	(684,547)
JPMorgan	1,153,061	(4,345,488)	2,940,000	(252,427)
Morgan Stanley	—	(1,498,003)	1,340,000	(158,003)
Standard Chartered	—	(59,944)	—	(59,944)
UBS	—	(3,818,858)	3,480,000	(338,858)
	$8,062,151	$(30,973,546)	$20,460,000	$(2,451,395)
(a)	Represents the net amount receivable from (payable to) the counterparty in the event of a default.
Note 4: Related Party Transactions
Management fees    Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.
Fund officers and trustees    All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, investments in passive foreign investment companies, foreign currency realized gain (loss), foreign capital gains tax, redemptions in-kind, certain corporate action transactions, derivatives, and distributions.
Distributions during the years noted below were characterized as follows for federal income tax purposes:
	Year Ended December 31, 2021	Year Ended December 31, 2020
Ordinary income	$ 243,562,447	$ 135,314,386
	($0.369 per share)	($0.174 per share)
Long-term capital gain	$ 782,172,590	$ —
	($1.185 per share)	($— per share)

Dodge & Cox Global Stock Fund ■	PAGE 14

Notes to Consolidated Financial Statements
At December 31, 2021, the tax basis components of distributable earnings were as follows:
Undistributed long-term capital gain	$ 165,991,675
Deferred loss[1]	(3,666,504)
Net unrealized appreciation	2,383,760,626
Total distributable earnings	$2,546,085,797
[1]	Represents capital loss incurred between November 1, 2021 and December 31, 2021. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2022.
At December 31, 2021, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$8,063,864,357
Unrealized appreciation	3,060,718,414
Unrealized depreciation	(658,728,492)
Net unrealized appreciation	2,401,989,922
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Redemptions In-Kind
During the year ended December 31, 2021, the Fund distributed securities and cash as payment for redemptions of Fund shares. For financial reporting purposes, the Fund realized a net gain of $471,763,390 attributable to the redemptions in-kind. For tax purposes, no capital gain on the redemptions in-kind was recognized.
Note 7: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an inter fund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2021, the Fund’s commitment fee amounted to $62,054 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.
Note 8: Purchases and Sales of Investments
For the year ended December 31, 2021, purchases and sales of securities, other than short-term securities, aggregated $2,539,190,433 and $3,445,797,701, respectively.
Note 9: Subsequent Events
On February 9, 2022, the Fund's Board of Trustees approved a name change of the existing shares of the Fund to "Class I" planned for May 2022. The Board also approved the public offering of a new class of shares, Class X, of the Fund planned for May 2022. Fund management has determined that no other material events or transactions occurred subsequent to December 31, 2021, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 15 ■	Dodge & Cox Global Stock Fund

Consolidated Financial Highlights
Selected data and ratios (for a share outstanding throughout each period)	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$13.30	$12.71	$11.03	$13.86	$11.91
Income from investment operations:
Net investment income	0.23	0.17 (a)	0.27	0.21	0.13
Net realized and unrealized gain (loss)	2.46	0.59	2.35	(1.96)	2.42
Total from investment operations	2.69	0.76	2.62	(1.75)	2.55
Distributions to shareholders from:
Net investment income	(0.27)	(0.17)	(0.34)	(0.25)	(0.13)
Net realized gain	(1.28)	—	(0.60)	(0.83)	(0.47)
Total distributions	(1.55)	(0.17)	(0.94)	(1.08)	(0.60)
Net asset value, end of year	$14.44	$13.30	$12.71	$11.03	$13.86
Total return	20.75%	6.02%	23.85%	(12.65)%	21.51%
Ratios/supplemental data:
Net assets, end of year (millions)	$10,487	$10,384	$10,296	$8,614	$9,911
Ratio of expenses to average net assets	0.62%	0.62%	0.62%	0.62%	0.63%
Ratio of net investment income to average net assets	1.34%	1.57% (a)	2.13%	1.52%	1.02%
Portfolio turnover rate	24%	34%	22%	31%	18%
(a)	Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.01 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 1.47%.
See accompanying Notes to Consolidated Financial Statements
Dodge & Cox Global Stock Fund ■	PAGE 16

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Global Stock Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Dodge & Cox Global Stock Fund (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the "Fund") as of December 31, 2021, the related consolidated statement of operations for the year ended December 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
San Francisco, California
February 18, 2022
We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.
PAGE 17 ■	Dodge & Cox Global Stock Fund

Special 2021 Tax Information (unuadited)
The following information is provided pursuant to provisions of the Internal Revenue Code:
The Fund designates $816,815,707 as long-term capital gain distributions in 2021.
In 2021, the Fund elected to pass through to shareholders foreign source income of $205,675,347 and foreign taxes paid of $12,155,709.
The Fund designates $215,223,691 of its distributions paid to shareholders in 2021 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).
For shareholders that are corporations, the Fund designates 21% of its ordinary dividends paid to shareholders in 2021 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.
Funds' Liquidity Risk Management Program
(unaudited)
The Funds have adopted and implemented a written liquidity risk management program (“Program”) as required by Rule 22e-4 under the Investment Company Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit.
The Funds’ Board of Trustees has approved the appointment of a Liquidity Risk Management Committee including representatives from Dodge & Cox’s Legal, Compliance, Treasury, Operations, Trading, and Portfolio Management departments, which is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.
The Liquidity Risk Management Committee performed an initial assessment of the liquidity risk of the Dodge & Cox Emerging Markets Stock Fund prior to its launch in May, 2021. The Committee refreshed its assessment of all of lthe Funds’ liquidity risk profiles and considered the adequacy and effectiveness of the Program’s operations for the 12 months ended September 30, 2021 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 15, 2021. The report concluded that (i) the Funds had adequate liquidity to operate effectively throughout the covered period; (ii) each Fund’s investment strategy continues to be appropriate for an open end fund;
and (iii) the Funds’ Program is reasonably designed to assess and manage its liquidity risk.
Board Approval of Funds' Investment Management Agreements and Management Fees
(unaudited)
The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 15, 2021, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2022 with respect to each Fund (other than the Emerging Markets Stock Fund, whose investment management agreement was approved at a meeting of the Board of Trustees held on June 2, 2020 and entered into on January 8, 2021). During the course of the year, the Board received extensive information and materials relating to the investment management and administrative services provided by Dodge & Cox and the performance of each of the Funds.
Information Received
Over the past several years, the Board has requested, received, and discussed a number of special presentations on topics relevant to their annual consideration of the proposed renewal of the Funds’ Agreements, including, in 2021, special presentations relating to asset management industry trends and the competitive landscape for the Funds, fund distribution channels, mutual fund fee litigation trends, an update on economies of scale, an update on Environmental, Social, and Governance-related asset management trends, Dodge & Cox’s evolving risk management practices, and equity trading costs. In addition to the foregoing and in advance of the meetings referred to below, the Board, including the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Broadridge to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Broadridge. The Broadridge materials included information regarding advisory and administrative fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as performance comparisons to each Fund’s peer group and to a broad-based securities index or combination of indices. The Broadridge materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, management fee revenue, and separate account fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data, and the investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed memoranda and related materials addressing, among other things, Dodge & Cox’s services to the
Dodge & Cox Global Stock Fund ■	PAGE 18

Funds; how Dodge & Cox Funds’ fees compare to fees of peer group funds; the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; and the ways in which the Funds realize economies of scale. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and helpful in answering questions about all issues. The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating mutual fund management arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with its independent legal counsel on November 11, 2021 and again on December 15, 2021 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements. In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described herein.
Nature, Quality, and Extent of the Service
The Board considered that Dodge & Cox provides a range of services to the Funds in addition to portfolio management, including regulatory compliance, trading desks, proxy voting, transfer agent and custodian oversight, administration, regulatory agency filings, tax compliance and filings, web site, and anti-money laundering. The nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s consistency in investment approach and depth; the background and experience of the Dodge & Cox U.S. Equity Investment Committee, International Equity Investment Committee, Global Equity Investment Committee, U.S. Fixed Income Investment Committee, and Global Fixed Income Investment Committee, and research analysts responsible for managing the Funds; Dodge & Cox’s methods for assessing the regulatory and investment climate in various jurisdictions; its overall level of attention to its core investment management function; and its commitment to the Funds and their shareholders. The Board reviewed information from Dodge & Cox describing conflicts of interest between the Funds and Dodge & Cox or its other clients, and how Dodge & Cox addresses those conflicts. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, that its investment professionals adhere to a consistent investment approach across the Funds, and that it employs a deliberate, thoughtful approach with respect to the development of new products. The Board further considered the “Gold” analyst rating awarded by Morningstar to all of the Funds (other than the Balanced Fund, which has a “Bronze” rating, and the Emerging Markets Stock Fund, which is too new to be rated). The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.
Investment Performance
The Board reviewed each Fund’s recent and long-term investment performance (including periods of outperformance and underperformance), as compared to relevant indices and the performance of such Fund’s peer group and broader Morningstar category. In assessing the performance of the Funds, the Board considered the Funds’ relative outperformance over the past year. The Board also reviewed the Funds’ investment returns over various periods and concluded that the volatility and underperformance of certain Funds during certain recent periods was consistent with Dodge & Cox’s long-term approach and active investment style. The Board compared the short- and long-term investment performance of the equity funds to both their primary performance benchmarks as well as value-oriented indices, in recognition of the significant performance divergence between value and growth stocks that has persisted for much of the last several years. The Board considered that the recent outperformance as well as the previous underperformance of certain Funds are both the result of a value-oriented investment management process that emphasizes a long-term investment horizon, independent research, a team approach, price discipline, low cost, and low portfolio turnover. The Board concluded that Dodge & Cox has delivered long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.
Costs and Ancillary Benefits
Costs of Services to Funds: Fees and Expenses     The Board considered each Fund’s management fee rate and net expense ratio relative to (1) a broad category of other mutual funds with similar portfolio characteristics and share class and expense structures and (2) a smaller group of peers selected by Broadridge based on investment style, share class characteristics, and asset levels. The Board also considered the management fees charged by Dodge & Cox to other clients. In particular, the Board noted that the management fee rate paid by each Fund compares favorably to its broad category and is competitive within the Fund’s peer group. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the cost of most third-party research, reimbursement for shareholder recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that the Broadridge report shows that the net expense ratio of every Fund (taking into account, in the case of the Global Bond Fund, voluntary expense reimbursements by Dodge & Cox) is in the least expensive quartile compared to its broad Morningstar category and four of the six Funds are in the least expensive quartile of their respective Broadridge peer groups (with the Balanced Fund and the Income in the second-lowest quartile of their peer groups). The Board noted the Funds’ unusual single-share-class structure and reviewed Broadridge data (including asset-weighted average expense ratios) showing that most of the peer group funds offer several different classes of shares, with different
PAGE 19 ■	Dodge & Cox Global Stock Fund

expense ratios, to different categories of investors, and that the Broadridge expense comparisons described above generally compare the net expense ratio of each Dodge & Cox Fund’s single share class to one of the least expensive share classes of the peer fund, even though those share classes are often not available to retail investors. On an asset-weighted basis, each Fund, other than the Income Fund, ranks in the least expensive quartile of its Broadridge peer group (taking into account, in the case of the Global Bond Fund, voluntary expense reimbursements by Dodge & Cox). The Income Fund has the lowest weighted average expenses of the funds in the second least expensive quartile of its peer group. The Board noted that the Funds provide access for small investors to quality investment management at a relatively low cost.
The Board also considered that the Funds are priced to scale, i.e., management fee rates begin at relatively low levels. Even without breakpoints, the Funds’ management fee rates are lower than those of many peer funds whose fee schedules include breakpoints. With respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the Board noted that the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. The Board reviewed information regarding the fee rates Dodge & Cox charges to sub-advised funds and separate accounts that have investment programs similar to those of the Funds, including instances where sub-advised funds or separate account fees are lower than Fund fees. The Board considered the differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, as well as material differences in regulatory, litigation, and other risks as between the Dodge & Cox Funds and other types of clients. The Board noted that different markets exist for mutual fund, sub-advisory, and institutional separate account management services and that a comparison of Fund fee rates and sub-advised and separate account fee rates must consider the fact that sub-advised and separate account clients bear additional costs and responsibilities that are included in the cost of a Fund. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.
Profitability and Costs of Services to Dodge & Cox; Fall-out Benefits     The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the scope and quality of the services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect a focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals. The Board also considered that Dodge & Cox has in the past closed some of the Funds to new investors to proactively manage growth in those Funds. While these actions are intended to benefit existing Fund shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders. The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are acceptable. The Board also noted that Dodge & Cox continues to invest in its business to provide enhanced services, systems, and research capabilities, all of which benefit the Funds. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability, and long-term investment performance.
The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the level of Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee and expense structure and the fact that Dodge & Cox builds economies of scale into the Funds’ fee structures by charging low fees from a fund’s inception and keeping overall expenses down as a Fund grows, as compared to other fund complexes that employ fee “breakpoints” only after a fund reaches a certain scale. An assessment of economies of scale must also take into account that Dodge & Cox invests time and resources in each new Fund for months (and sometimes years) prior to launch; in addition, in a Fund’s early periods of operations, expenses are capped, which means that Dodge & Cox subsidizes the operations of a new Fund for a period of time until it reaches scale. The Board also observed that, while total Fund assets have grown over the long term, this growth has not been continuous or evenly distributed across all of the Funds (and indeed that certain Funds have experienced net outflows over the past several years). In addition, the Board noted that Dodge & Cox has shared the benefits of scale with the Funds by adding services to the Funds over time, and that Dodge & Cox’s internal costs of providing investment management, technology, administrative, legal, and compliance services to the Funds continue to increase. For example, Dodge & Cox has continued to increase its global research staff and investment resources over the years to add new capabilities for the benefit of Fund shareholders and to address the increased complexity of investing globally. In addition, Dodge & Cox has made expenditures in other staff, technology, and infrastructure to enable it to integrate credit and equity analyses, incorporate additional quantitative and macroeconomic analyses into its processes, and implement its strategy in a more effective manner. Over the last ten years, Dodge & Cox has increased its spending on research, investment management, client servicing, legal and compliance support, investment operations capabilities, cybersecurity, technology infrastructure, third-party research, data services, and computer systems for trading, operations, compliance, accounting, and communications at a rate that has outpaced the Funds’ growth rate during the same period. The Board also observed that, even without fee breakpoints, the Funds are competitively priced in a competitive market and that having a low fee from inception provides shareholders with the benefits of scale even while a Fund
Dodge & Cox Global Stock Fund ■	PAGE 20

remains relatively small. The Board also noted that there are certain diseconomies of scale associated with managing large funds, insofar as certain of the costs and risks associated with portfolio management increase disproportionately as assets grow.
Conclusion
Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the management fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that Dodge & Cox’s services have provided value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
PAGE 21 ■	Dodge & Cox Global Stock Fund

Dodge & Cox Funds — Executive Officer & Trustee Information
Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past Five Years and Other Relevant Experience	Other Directorships of Public Companies Held by Trustees
Interested Trustees and Executive Officers
Charles F. Pohl (63)	Chairman and Trustee (since 2014)	Chairman and Director of Dodge & Cox; Chief Investment Officer (until January 2022) and member of U.S. Equity Investment Committee (USEIC) and Emerging Markets Equity Investment Committee (EMEIC), Global Equity Investment Committee (GEIC) (until 2021), International Equity Investment Committee (IEIC) (until 2021) and U.S. Fixed Income Investment Committee (USFIIC)(until 2019)	—
Dana M. Emery (60)	President (since 2014) and Trustee (since 1993)	Chief Executive Officer, President, and Director of Dodge & Cox; member of U.S. Fixed Income Investment Committee (USFIIC) and Global Fixed Income Investment Committee (GFIIC)	—
Diana S. Strandberg (62)	Senior Vice President (since 2006)	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of GEIC, IEIC, EMEIC, USEIC (until (until 2020), GFIIC (until 2018)	—
Roberta R.W. Kameda (61)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017) of Dodge & Cox	—
Shelly Chu (48)	Treasurer (since 2021)	Vice President (since 2020) and Financial Oversight and Control Analyst (since 2017) of Dodge & Cox; Head of Fund Administration at RS Investments (2014-2016); Treasurer of RS Funds (2014-2016); Chief Financial Officer of RS Funds Distributor, LLC (2014-2016)	—
Katherine M. Primas (47)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer of Dodge & Cox	—
Independent Trustees
Caroline M. Hoxby (55)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (72)	Trustee (since 2002)	Senior Counsel of Arnold & Porter (law firm) (2013-2018); Partner of Arnold & Porter (until 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (61)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Alphabet Inc. (internet information services) (since 2005); Director, Netflix, Inc. (internet television) (since 2010); Director, Arista Networks (cloud networking) (since 2013); Director, Blend (software company) (since 2019), Director, Bumble (online dating) (since 2020)
Robert B. Morris III (69)	Trustee (since 2011)	Advisory Director, The Presidio Group (2005-2016); Partner and Managing Director—Global Investment Research at Goldman Sachs (until 2001)	—
Gabriela Franco Parcella (53)	Trustee (since 2020)	President (since 2020) and Executive Managing Director of Merlone Geier Partners (2018-2019); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011)	Director, Terreno Realty Corporation (since 2018)
Gary Roughead (70)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security) (since 2012); Director, Maersk Line, Limited (shipping and transportation) (since 2016)
Mark E. Smith (70)	Trustee (since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (75)	Trustee (since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—
*	The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all seven series in the Dodge & Cox Funds complex and serves for an indefinite term.
Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.
Dodge & Cox Global Stock Fund ■	PAGE 22

Global Stock Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of December 31, 2021, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

Annual Report	2021 December 31, 2021

International Stock Fund (dodfx)
ESTABLISHED 2001
12/21 ISF AR               Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox International Stock Fund had a total return of 11.0% for the year ended December 31, 2021, compared to a return of 11.3% for the MSCI EAFE (Europe, Australasia, Far East) Index.
Market Commentary
International equity markets rose over the first half of 2021 and then seesawed in the second half amid concerns about inflation and COVID-19 variants. Overall, international developed markets posted strong results for the year. Economic growth in most developed market countries has rebounded to above pre-pandemic levels. However, the MSCI Emerging Markets Index declined 3%. China’s stock market, in particular, dropped 22% due to a slowing economy and the government’s increased regulations across multiple industries. Internet-related companies were notably impacted, and the CSI China Internet Index tumbled 49%.
Valuations are above historical averages for the overall market, embedding expectations of continued earnings recovery. Wide valuation disparities remain between value and growth stocks,a as well as between the beneficiaries and victims of low interest rates. The MSCI EAFE Value Index currently trades at only 10.8 times forward earnings compared to a lofty 25.5 times for the MSCI EAFE Growth Index.b This market divergence is a remarkable 3.8 standard deviations above the historical average. Meanwhile, the valuation spread between stocks benefiting or suffering from low interest rates is at the all-time highest level since the International Stock Fund’s inception in 2001. This valuation spread is extraordinary given the remarkably low level of nominal and real interest rates, and it reflects more certainty about the likelihood of interest rates staying lower for longer than we believe is merited.
Investment Strategy
We believe these wide valuation disparities continue to provide attractive opportunities for active, value-oriented investment managers like Dodge & Cox. As a result of our individual stock selection, the Fund is diversified and exposed to various investment drivers. The Fund’s portfolio can be divided into three similarly sized groups.
First, the Financials and Energy sectors constitute large portions of both the value and “low-rate victims” cohorts, and they currently comprise 34% of the Fund. In 2021, we actively trimmed many of the Fund’s holdings in these sectors as they outperformed the overall market. Nevertheless, the Fund remains meaningfully overweight Financials and Energy. The Fund’s Financials holdings are inexpensive, well capitalized, and could return meaningful amounts of capital to shareholders in 2022. Although rising interest rates are not a core part of our investment thesis, rate increases could further propel earnings growth. In Energy, oil prices rose 51% in 2021 as demand continued to rebound from pandemic-induced lows and exceeded supply throughout the year. Many energy companies have improved capital allocation by restraining spending on traditional oil and gas projects and returning more capital to shareholders. At current commodity prices, the Fund’s energy holdings trade at attractive valuations and generate substantial free cash flow, which can be used for increased returns to shareholders.
Another third of the portfolio has exposure to innovation-led earnings growth through reasonably valued technology, internet, and health care holdings. The Fund is about 1.4 times overweight the MSCI EAFE on a combined basis in these areas of the market. We added meaningfully to the Fund’s Health Care and China Internet positions throughout 2021, which we discuss in more detail below.
The final third of the portfolio is diversified among the remaining sectors, notably Consumer Staples, Consumer Discretionary (excluding internet retail companies), and Industrials. As valuations became more attractive, we added to Consumer Staples this past year. However, the Fund’s exposure to these sectors is roughly half the weight of the benchmark.
Health Care
During 2021, Health Care was our largest add in the portfolio. As a result, the Fund’s Health Care position increased from 12.3% at the beginning of 2021 to 17.7% at year-end. We added significantly to Sanofi, Novartis, GlaxoSmithKline, and Roche Holding—these pharmaceutical companies now represent four of the Fund’s five largest positions.c Pharmaceuticals broadly underperformed due to concerns about potential U.S. drug pricing legislation. In addition, lower current and future growth expectations from lower diagnoses and treatment rates for non-COVID-19 conditions negatively impacted their stock prices.
The Fund’s pharmaceutical holdings are attractively valued and generally trade at market multiples. Each holding has a globally diversified unique business mix and combination of earnings growth drivers, such as restructuring (GlaxoSmithKline), cost cutting (Sanofi), and/or innovation (Novartis and Roche). As a notable exception, AstraZeneca traded at a premium valuation embedding high expectations of future success, so we sold the Fund’s position.
We discussed GlaxoSmithKline in our Semi-Annual 2021 Report. The company’s restructuring remains on track, and management expects to spin off its Consumer Health division in the first half of 2022. We would now like to share our thoughts on Novartis, another large pharmaceutical holding at 3.4%.
Based in Switzerland, Novartis has leading positions in a broad array of innovative drugs, generics, and biosimilars across 155 countries. After divesting its Animal Health, Vaccines, and Consumer Health businesses and stake in Roche, Novartis is now focused on its core pharmaceutical business. Its stock price has underperformed amid concerns that the company’s future growth will be challenged given its large revenue base and loss of patent exclusivity for several key products over the next five years. Despite these challenges, we are encouraged by the company’s renewed focus and strong execution over the past five years, with pharmaceutical revenues up 30% and operating profit up 51%. Moreover, we believe Novartis’ product diversification, robust research and development pipeline, strong balance sheet, and capable management team—when combined with a low starting valuation of 13 times forward earnings—mitigate downside risks.
In 2021, we also started positions in two new health care services holdings: Olympus (the leading endoscope manufacturer, based in

PAGE 1 ■	Dodge & Cox International Stock Fund

Japan) and Fresenius Medical Care (one of the largest global manufacturers of dialysis products and providers of dialysis services, domiciled in Germany). These companies are attractively valued relative to their franchise strength and market leadership. Olympus has made significant progress focusing on its core endoscope franchise and expanding margins. Fresenius is restructuring to reduce costs as it manages through COVID-induced headwinds, while positioning itself to capitalize on the growing need for its dialysis services
China Internet
The Fund’s China Internet holdings have significantly underperformed since February, when regulatory actions in China increased in pace and severity. Investors fear that growth and profitability will be severely curtailed. More recently, slowing economic growth in China and plans to delist China ADRs from U.S. exchanges weighed on share prices in China.
How do we evaluate the investment merits in the face of these uncertainties? By remaining disciplined in applying our bottom-up investment approach. We consider a range of possible scenarios based on our in-depth due diligence with the company management teams, internet industry experts, legal experts, and China policy experts. Our International Equity Investment Committee then weighs and debates our analysts’ scenario forecasts against the current valuations to discern what risks might already be priced in, and the potential investment opportunities relative to the overall portfolio.
We revisited our investment theses and reaffirmed our view that they remain attractive long-term investments, despite the changing regulatory environment. We recently added to Alibaba, Baidu, and JD.com. The following three factors gave us the confidence to increase the Fund’s exposure to these holdings. First, some of the government’s policies are similar to other data privacy and anti-monopoly policies around the world. Second, important government officials and publications have sought to clarify the government’s agenda and stress the importance of private enterprise. Each of these holdings has significant investments in valuable, high-growth new businesses (e.g., Cloud at Alibaba, Autonomous Driving at Baidu) that are key to the government’s technological leadership aspirations. Third, we believe the valuations of these companies have priced in significant pessimism. In our view, valuations remain attractive (at an almost five-year low) and embed more conservative assumptions of growth and profitability. China Internet collectively comprised 7.2% of the Fund on December 31.d
In Closing
We are enthusiastic about the opportunities we see as a value-oriented, active manager. We believe the Fund’s portfolio is well positioned, especially with the valuation gaps between value and growth stocks, as well as between the beneficiaries and victims of low interest rates, as wide as they are today. Valuation changes can occur swiftly and without warning, so we encourage our shareholders to maintain a long-term perspective.Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President
February 1, 2022
(a)	Generally, stocks that have lower valuations are considered “value” stocks, while those with higher valuations are considered “growth” stocks.
(b)	Unless otherwise specified, all weightings and characteristics are as of December 31, 2021.
(c)	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
(d)	China Internet comprises Alibaba, Baidu, JD.com, Naspers, Prosus, and Tencent.
Dodge & Cox International Stock Fund ■	PAGE 2

2021 Performance Review (unaudited)
The Fund underperformed the MSCI EAFE by 0.2 percentage points in 2021.
Key Detractors from Relative Results
■	The Fund’s China internet holdings in the Consumer Discretionary and Communication Services sectors—namely Alibaba, Naspers, Baidu, and Prosus—detracted from results.
■	The Fund’s holdings within the Information Technology sector (flat compared to up 20% for the MSCI EAFE sector), especially Samsung Electronics, led to relative underperformance.
■	Additional detractors included Credit Suisse, Itau Unibanco, and Mitsubishi Electric.
Key Contributors to Relative Results
■	The Fund’s average overweight position (8% versus 3%) and holdings in the Energy sector (up 50% compared to up 23% for the MSCI EAFE sector), especially Ovintiv and Suncor Energy, led to relative outperformance.
■	In Materials, the Fund’s outperformance (up 30% compared to up 10% for the MSCI EAFE sector) contributed to results, notably Glencore and Nutrien.
■	Additional key contributors included Johnson Controls International, ICICI Bank, BNP Paribas, UBS Group, and GlaxoSmithKline.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The International Equity Investment Committee, which is the decision-making body for the International Stock Fund, is a seven-member committee with average tenure of 22 years at Dodge & Cox.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.
Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
PAGE 3 ■	Dodge & Cox International Stock Fund

Growth of $10,000 Over 10 Years (unaudited)
For An Investment Made On December 31, 2011
Average Annual Total Return
For Periods Ended December 31, 2021
	1 Year	5 Years	10 Years	20 Years
Dodge & Cox International Stock Fund	11.02%	7.19%	7.58%	7.79%
MSCI EAFE Index	11.26	9.55	8.03	6.33
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund's website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI EAFE (Europe, Australasia, Far East) Index is a broad-based, unmanaged equity market index aggregated from 21 developed market country indices, excluding the United States and Canada. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
MSCI EAFE is a service mark of MSCI Barra.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended December 31, 2021	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 990.00	$3.11
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.08	3.16
*	Expenses are equal to the Fund’s annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
Dodge & Cox International Stock Fund ■	PAGE 4

Portfolio Information (unaudited)	December 31, 2021
Sector Diversification (%)(a)	% of Net Assets
Financials	26.6
Health Care	17.7
Materials	10.2
Consumer Discretionary(b)	9.2
Energy	7.7
Information Technology	7.1
Industrials	6.9
Communication Services(b)	4.8
Consumer Staples	4.7
Real Estate	2.3
Utilities	0.5
Region Diversification (%)(a)	% of Net Assets
Europe (excluding United Kingdom)	39.8
United Kingdom	16.4
Asia Pacific (excluding Japan)	13.4
Japan	11.6
Canada	6.1
United States	5.9
Latin America	3.9
Africa	0.6
(a)	Excludes derivatives.
(b)	Total sector exposure, including the notional exposure of equity total return swaps, is Consumer Discretionary at 10.5% and Communication Services at 3.8%.
PAGE 5 ■	Dodge & Cox International Stock Fund

Consolidated Portfolio of Investments	December 31, 2021
Common Stocks: 93.2%
	Shares	Value
Communication Services: 4.8%
Media & Entertainment: 2.6%
Baidu, Inc. ADR(a) (Cayman Islands/China)	4,637,325	$ 689,987,587
Grupo Televisa SAB ADR (Mexico)	46,380,780	434,587,908
Television Broadcasts, Ltd.(a)(b) (Hong Kong)	38,464,400	23,233,878
		1,147,809,373
Telecommunication Services: 2.2%
Liberty Global PLC, Class A(a) (United Kingdom)	4,612,561	127,952,442
Liberty Global PLC, Class C(a) (United Kingdom)	11,040,868	310,137,982
Millicom International Cellular SA SDR(a) (Luxembourg)	4,851,184	137,473,657
Vodafone Group PLC (United Kingdom)	251,393,600	381,991,364
		957,555,445
		2,105,364,818
Consumer Discretionary: 9.2%
Automobiles & Components: 2.9%
Bayerische Motoren Werke AG (Germany)	1,872,501	188,695,527
Honda Motor Co., Ltd. (Japan)	35,591,755	999,504,301
Yamaha Motor Co., Ltd. (Japan)	4,489,800	107,701,419
		1,295,901,247
Consumer Services: 0.9%
Booking Holdings, Inc.(a) (United States)	170,300	408,588,869
Retailing: 5.4%
Alibaba Group Holding, Ltd. ADR(a) (Cayman Islands/China)	5,787,200	687,461,488
JD.com, Inc. ADR(a) (Cayman Islands/China)	8,064,348	565,068,864
Naspers, Ltd., Class N (South Africa)	1,585,397	245,942,980
Prosus NV, Class N(a) (Netherlands)	10,228,593	856,275,175
		2,354,748,507
		4,059,238,623
Consumer Staples: 4.7%
Food & Staples Retailing: 0.6%
Magnit PJSC (Russia)	3,293,785	238,758,393
Seven & i Holdings Co., Ltd. (Japan)	302,900	13,314,577
		252,072,970
Food, Beverage & Tobacco: 3.4%
Anheuser-Busch InBev SA NV(a) (Belgium)	11,121,700	673,241,262
Imperial Brands PLC (United Kingdom)	38,224,397	836,354,968
		1,509,596,230
Household & Personal Products: 0.7%
Beiersdorf AG (Germany)	3,144,900	323,584,523
		2,085,253,723
Energy: 7.7%
Equinor ASA (Norway)	14,278,934	376,737,385
Ovintiv, Inc.(b) (United States)	12,945,024	436,247,309
Schlumberger, Ltd. (Curacao/United States)	8,913,024	266,945,069
Suncor Energy, Inc. (Canada)	35,984,154	900,683,374

	Shares	Value
TC Energy Corp. (Canada)	9,688,000	$ 450,879,520
TotalEnergies SE (France)	18,674,470	948,872,938
		3,380,365,595
Financials: 25.0%
Banks: 15.6%
Axis Bank, Ltd.(a) (India)	82,967,250	758,791,844
Banco Santander SA (Spain)	340,774,016	1,137,412,119
Barclays PLC (United Kingdom)	418,626,008	1,059,600,371
BNP Paribas SA (France)	18,886,292	1,306,678,740
Credicorp, Ltd. (Bermuda/Peru)	3,039,180	370,992,703
ICICI Bank, Ltd. (India)	126,286,676	1,258,523,596
Mitsubishi UFJ Financial Group, Inc. (Japan)	103,189,400	560,622,517
Standard Chartered PLC (United Kingdom)	72,130,175	437,780,969
		6,890,402,859
Diversified Financials: 6.0%
Credit Suisse Group AG (Switzerland)	96,761,269	938,510,931
Jackson Financial, Inc., Class A (United States)	666,578	27,882,958
UBS Group AG (Switzerland)	83,187,642	1,493,059,595
XP, Inc., Class A(a) (Brazil)	6,352,465	182,569,844
		2,642,023,328
Insurance: 3.4%
Aegon NV (Netherlands)	61,778,503	308,980,785
Aviva PLC (United Kingdom)	130,908,227	727,191,145
Prudential PLC (United Kingdom)	26,663,147	459,965,794
		1,496,137,724
		11,028,563,911
Health Care: 17.7%
Health Care Equipment & Services: 1.7%
Fresenius Medical Care AG & Co. (Germany)	6,164,500	399,331,845
Olympus Corp. (Japan)	14,900,000	342,241,152
		741,572,997
Pharmaceuticals, Biotechnology & Life Sciences: 16.0%
Bayer AG (Germany)	11,836,326	633,651,450
GlaxoSmithKline PLC (United Kingdom)	81,649,900	1,775,569,633
Novartis AG (Switzerland)	16,996,770	1,492,593,331
Roche Holding AG (Switzerland)	3,548,000	1,470,771,477
Sanofi (France)	16,749,722	1,689,180,923
		7,061,766,814
		7,803,339,811
Industrials: 6.9%
Capital Goods: 6.9%
Johnson Controls International PLC (Ireland/United States)	12,341,401	1,003,479,315
Komatsu, Ltd. (Japan)	1,547,200	36,233,881
Mitsubishi Electric Corp. (Japan)	68,217,600	865,042,307
Nidec Corp. (Japan)	2,189,100	257,330,661
Schneider Electric SA (France)	2,398,546	470,944,059
Smiths Group PLC(b) (United Kingdom)	18,617,381	398,026,975
		3,031,057,198
Information Technology: 4.2%
Software & Services: 0.3%
Micro Focus International PLC(b) (United Kingdom)	18,874,983	106,766,063

See accompanying Notes to Consolidated Financial Statements	Dodge & Cox International Stock Fund ■	PAGE 6

Consolidated Portfolio of Investments	December 31, 2021
Common Stocks (continued)
	Shares	Value
Technology, Hardware & Equipment: 3.9%
Brother Industries, Ltd. (Japan)	9,270,900	$ 178,225,867
Kyocera Corp. (Japan)	8,735,000	545,828,099
Murata Manufacturing Co., Ltd. (Japan)	4,840,800	384,333,019
TE Connectivity, Ltd. (Switzerland)	3,871,985	624,706,060
		1,733,093,045
		1,839,859,108
Materials: 10.2%
Akzo Nobel NV (Netherlands)	6,729,760	739,366,516
Glencore PLC (Jersey/United Kingdom)	119,988,261	608,956,690
Holcim, Ltd. (Switzerland)	16,908,339	860,496,676
Linde PLC (Ireland/United States)	1,277,735	445,101,946
Mitsubishi Chemical Holdings Corp. (Japan)	63,896,500	473,331,098
Nutrien, Ltd. (Canada)	11,105,959	835,168,117
Teck Resources, Ltd., Class B (Canada)	18,083,340	521,161,859
		4,483,582,902
Real Estate: 2.3%
CK Asset Holdings, Ltd. (Cayman Islands/Hong Kong)	71,396,700	450,032,101
Daito Trust Construction Co., Ltd. (Japan)	3,058,200	349,381,691
Hang Lung Group, Ltd.(b) (Hong Kong)	96,275,200	205,698,563
		1,005,112,355
Utilities: 0.5%
Engie SA (France)	15,842,438	234,728,437
Total Common Stocks (Cost $34,276,494,066)		$41,056,466,481
Preferred Stocks: 4.5%
	Par Value/ Shares	Value
Financials: 1.6%
Banks: 1.6%
Itau Unibanco Holding SA, Pfd (Brazil)	188,821,551	$ 718,155,175
Information Technology: 2.9%
Technology, Hardware & Equipment: 2.9%
Samsung Electronics Co., Ltd., Pfd (South Korea)	21,204,500	1,269,228,738
Total Preferred Stocks (Cost $1,226,044,042)		$1,987,383,913
Short-Term Investments: 2.3%
	Par Value/ Shares	Value
Repurchase Agreements: 1.9%
Fixed Income Clearing Corporation(c) 0.000%, dated 12/31/21, due 1/3/22, maturity value $843,801,000	$843,801,000	$ 843,801,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	175,897,184	175,897,184
Total Short-Term Investments (Cost $1,019,698,184)		$ 1,019,698,184
Total Investments In Securities (Cost $36,522,236,292)	100.0%	$44,063,548,578
Other Assets Less Liabilities	0.0%	21,385,255
Net Assets	100.0%	$44,084,933,833
(a)	Non-income producing
(b)	See below regarding holdings of 5% voting securities
(c)	Repurchase agreement is collateralized by U.S. Treasury Notes 0.125%-0.75%, 7/31/23-12/31/23. Total collateral value is $860,677,173.
In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt
SDR: Swedish Depository Receipt

Equity Total Return Swaps
Fund Receives	Fund Pays	Counterparty	Maturity Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
Total Return on Naspers, Ltd.	0.484%	JPMorgan	5/16/22	$ 30,692,100	$(16,151,881)
Total Return on Prosus NV	0.484%	JPMorgan	5/16/22	66,980,061	288,373
Total Return on Naspers, Ltd.	0.520%	Goldman Sachs	10/25/22	101,212,004	(10,477,393)
Total Return on Prosus NV	0.520%	Goldman Sachs	10/25/22	372,616,501	3,047,150
0.120%	Total Return on Tencent Holdings, Ltd.	Goldman Sachs	10/25/22	426,481,490	24,802,395
					$ 1,508,644
The combination of the equity total return swaps is designed to hedge Naspers, Ltd.'s and Prosus NV’s exposure to Tencent Holdings, Ltd. The swaps pay at maturity; no upfront payments were made.
PAGE 7 ■	Dodge & Cox International Stock Fund	See accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments	December 31, 2021
Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
Euro Stoxx 50 Index— Long Position	9,275	3/18/22	$452,742,162	$13,668,841
Yen Denominated Nikkei 225 Index— Long Position	2,267	3/10/22	284,040,141	1,030,418
				$14,699,259
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
CHF: Swiss Franc
HSBC	1/12/22	USD	61,156,895	CHF	56,360,647	$ (708,895)
Morgan Stanley	1/12/22	USD	61,169,035	CHF	56,360,647	(696,755)
Morgan Stanley	1/12/22	USD	45,748,110	CHF	42,165,699	(536,211)
Morgan Stanley	1/12/22	USD	60,666,950	CHF	55,941,098	(738,310)
Morgan Stanley	1/12/22	USD	46,587,928	CHF	42,938,402	(544,571)
UBS	1/12/22	USD	45,770,296	CHF	42,165,565	(513,878)
UBS	1/12/22	USD	45,755,283	CHF	42,165,598	(528,927)
UBS	1/12/22	USD	52,389,618	CHF	48,299,665	(627,817)
Barclays	2/16/22	USD	44,707,698	CHF	41,097,413	(444,448)
Barclays	2/16/22	USD	44,725,521	CHF	41,093,715	(422,563)
Barclays	2/16/22	USD	44,706,446	CHF	41,095,770	(443,896)
Barclays	2/16/22	USD	44,696,998	CHF	41,103,578	(461,922)
Barclays	2/16/22	USD	44,760,068	CHF	41,096,900	(391,515)
Standard Chartered	2/16/22	USD	44,705,486	CHF	41,109,743	(460,208)
UBS	2/16/22	USD	44,689,232	CHF	41,095,771	(461,111)
UBS	2/16/22	USD	44,728,199	CHF	41,089,605	(415,369)
UBS	2/16/22	USD	44,708,388	CHF	41,093,715	(439,696)
UBS	2/16/22	USD	44,717,161	CHF	41,092,790	(429,907)
Barclays	3/16/22	USD	32,062,743	CHF	29,482,500	(353,180)
Barclays	3/16/22	USD	32,030,856	CHF	29,477,587	(379,664)
Barclays	3/16/22	USD	32,020,972	CHF	29,477,585	(389,546)
HSBC	3/16/22	USD	32,044,661	CHF	29,477,592	(365,865)
HSBC	3/16/22	USD	33,728,829	CHF	30,750,000	(80,706)
JPMorgan	3/16/22	USD	32,098,180	CHF	29,511,982	(350,157)
Standard Chartered	3/16/22	USD	33,715,475	CHF	30,750,000	(94,060)
UBS	3/16/22	USD	32,021,324	CHF	29,477,582	(389,191)
UBS	3/16/22	USD	32,047,160	CHF	29,477,587	(363,360)
UBS	3/16/22	USD	32,044,824	CHF	29,477,585	(365,694)
CNH: Chinese Yuan Renminbi
HSBC	1/26/22	USD	83,239,651	CNH	588,204,670	(9,162,802)
JPMorgan	1/26/22	USD	83,062,158	CNH	588,204,670	(9,340,296)
JPMorgan	1/26/22	USD	83,439,203	CNH	588,204,660	(8,963,249)
JPMorgan	1/26/22	CNH	378,000,000	USD	59,280,169	100,739
Goldman Sachs	3/16/22	CNH	703,700,000	USD	105,950,194	4,246,248
HSBC	3/16/22	USD	90,432,266	CNH	600,000,000	(3,525,195)
HSBC	3/16/22	USD	90,361,446	CNH	600,000,000	(3,596,015)
HSBC	3/16/22	USD	108,634,426	CNH	721,300,000	(4,318,102)
Goldman Sachs	4/27/22	USD	24,906,715	CNH	173,325,830	(2,160,507)
HSBC	4/27/22	USD	59,399,651	CNH	425,450,000	(7,040,243)
HSBC	4/27/22	USD	58,496,755	CNH	419,100,000	(6,951,499)
HSBC	4/27/22	USD	59,354,074	CNH	425,450,000	(7,085,821)
HSBC	4/27/22	USD	66,646,344	CNH	464,025,170	(5,817,596)
JPMorgan	4/27/22	CNH	400,000,000	USD	55,719,619	6,745,906
HSBC	6/22/22	USD	83,925,750	CNH	552,500,000	(2,042,214)
HSBC	6/22/22	USD	83,924,475	CNH	552,500,000	(2,043,489)
HSBC	7/20/22	USD	79,385,144	CNH	526,633,110	(2,411,818)
JPMorgan	7/20/22	USD	79,459,407	CNH	526,633,109	(2,337,555)
Goldman Sachs	7/27/22	USD	34,396,709	CNH	255,000,000	(5,192,594)
UBS	7/27/22	USD	34,396,709	CNH	255,000,000	(5,192,594)
HSBC	8/10/22	USD	94,732,568	CNH	630,000,000	(2,990,208)
HSBC	8/10/22	USD	94,722,598	CNH	630,000,000	(3,000,178)
JPMorgan	8/24/22	USD	83,805,209	CNH	555,000,000	(2,208,196)
JPMorgan	8/24/22	USD	83,704,095	CNH	555,000,000	(2,309,311)
UBS	8/24/22	USD	124,631,641	CNH	825,491,440	(3,302,287)
See accompanying Notes to Consolidated Financial Statements	Dodge & Cox International Stock Fund ■	PAGE 8

Consolidated Portfolio of Investments	December 31, 2021
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
UBS	9/28/22	USD	100,482,561	CNH	658,000,000	$ (1,269,988)
HSBC	10/19/22	USD	147,357,150	CNH	967,856,500	(2,133,533)
JPMorgan	10/19/22	USD	147,393,056	CNH	967,856,500	(2,097,628)
HSBC	10/26/22	USD	40,321,463	CNH	291,000,000	(4,608,440)
HSBC	10/26/22	USD	40,338,231	CNH	291,000,000	(4,591,672)
HSBC	11/9/22	USD	92,645,291	CNH	608,800,000	(1,282,905)
UBS	11/9/22	USD	92,763,870	CNH	608,800,000	(1,164,326)
HSBC	12/7/22	USD	87,045,748	CNH	566,250,000	(188,687)
HSBC	12/7/22	USD	87,057,792	CNH	566,250,000	(176,643)
HSBC	1/11/23	USD	93,360,996	CNH	675,000,000	(10,439,202)
Unrealized gain on currency forward contracts						11,092,893
Unrealized loss on currency forward contracts						(141,342,215)
Net unrealized loss on currency forward contracts						$(130,249,322)
The listed counterparty may be the parent company or one of its subsidiaries.
Holdings of 5% Voting Securities
Each of the companies listed below was considered to be an affiliate of the Fund because the Fund owned 5% or more of the company’s voting securities during all or part of the year ended December 31, 2021. Further detail on these holdings and related activity during the year appear below.
	Value at Beginning of Period	Additions	Reductions	Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Value at End of Period	Dividend Income (net of foreign taxes, if any)
Common Stocks 0.8%
Communication Services 0.1%
Television Broadcasts, Ltd.(a)	$ 40,201,079	$—	$(569,597)	$(2,996,136)	$(13,401,468)	$23,233,878	$—
Energy 0.0%
Ovintiv, Inc.	339,176,365	—	(256,494,133)	22,903,160	330,661,917	— (b)	7,037,642
Industrials 0.0%
Smiths Group PLC	427,644,661	—	(42,766,244)	4,399,309	8,749,249	— (b)	9,680,553
Information Technology 0.2%
Micro Focus International PLC	109,094,160	—	—	—	(2,328,097)	106,766,063	4,647,417
Real Estate 0.5%
Hang Lung Group, Ltd.	255,190,021	—	(15,953,517)	(18,041,570)	(15,496,371)	205,698,563	10,620,713
				$6,264,763	$308,185,230	$335,698,504	$31,986,325
(a)	Non-income producing
(b)	Company was not an affiliate at period end
PAGE 9 ■	Dodge & Cox International Stock Fund	See accompanying Notes to Consolidated Financial Statements

Consolidated
Statement of Assets and Liabilities
December 31, 2021
Assets:
Investments in securities, at value
Unaffiliated issuers (cost $35,350,871,927)	$43,727,850,074
Affiliated issuers (cost $1,171,364,365)	335,698,504
44,063,548,578
Unrealized appreciation on swaps	28,137,918
Unrealized appreciation on currency forward contracts	11,092,893
Cash pledged as collateral for over-the-counter derivatives	136,340,000
Cash	100
Cash denominated in foreign currency (cost $25,853,293)	25,616,011
Deposits with broker for futures contracts	50,198,237
Receivable for variation margin for futures contracts	174,749
Receivable for investments sold	271,359
Receivable for Fund shares sold	21,861,197
Dividends and interest receivable	76,281,408
Prepaid expenses and other assets	99,885
44,413,622,335
Liabilities:
Unrealized depreciation on swaps	26,629,274
Unrealized depreciation on currency forward contracts	141,342,215
Cash received as collateral for over-the-counter derivatives	7,040,000
Payable for investments purchased	7,082,207
Payable for Fund shares redeemed	16,461,207
Deferred foreign capital gains tax	106,481,134
Management fees payable	21,940,120
Accrued expenses	1,712,345
328,688,502
Net Assets	$44,084,933,833
Net Assets Consist of:
Paid in capital	$40,196,387,330
Distributable earnings	3,888,546,503
$44,084,933,833
Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	932,251,059
Net asset value per share	$ 47.29
Consolidated
Statement of Operations
Year Ended December 31, 2021
Investment Income:
Dividends (net of foreign taxes of $9,264,525)
Unaffiliated issuers	$1,181,942,342
Affiliated issuers	31,986,325
Interest	2,604,875
1,216,533,542
Expenses:
Management fees	263,443,649
Custody and fund accounting fees	4,093,205
Transfer agent fees	3,253,637
Professional services	535,122
Shareholder reports	823,047
Registration fees	331,791
Trustees fees	383,107
Miscellaneous	802,264
273,665,822
Net Investment Income	942,867,720
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities of unaffiliated issuers (net of foreign capital gains taxes of $36,207,529)	1,966,758,219
Investments in securities of affiliated issuers	6,264,763
Futures contracts	128,204,941
Swaps	13,824,380
Currency forward contracts	(99,198,785)
Foreign currency transactions	1,792,224
Net change in unrealized appreciation/depreciation
Investments in securities of unaffiliated issuers (net of change in deferred foreign capital gains tax of $19,738,064)	1,189,038,404
Investments in securities of affiliated issuers	308,185,230
Futures contracts	(2,350,223)
Swaps	(24,923,910)
Currency forward contracts	40,517,846
Foreign currency translation	(4,934,239)
Net realized and unrealized gain	3,523,178,850
Net Change in Net Assets From Operations	$4,466,046,570
See accompanying Notes to Consolidated Financial Statements	Dodge & Cox International Stock Fund ■	PAGE 10

Consolidated
Statement of Changes in Net Assets
	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
Operations:
Net investment income	$ 942,867,720	$ 934,997,155
Net realized gain (loss)	2,017,645,742	(2,990,862,323)
Net change in unrealized appreciation/depreciation	1,505,533,108	1,434,585,094
	4,466,046,570	(621,280,074)
Distributions to Shareholders:
Total distributions	(1,071,523,629)	(754,226,207)
Fund Share Transactions:
Proceeds from sale of shares	7,103,442,262	6,456,451,182
Reinvestment of distributions	952,656,001	672,621,578
Cost of shares redeemed	(8,154,334,715)	(15,192,871,371)
Net change from Fund share transactions	(98,236,452)	(8,063,798,611)
Total change in net assets	3,296,286,489	(9,439,304,892)
Net Assets:
Beginning of year	40,788,647,344	50,227,952,236
End of year	$44,084,933,833	$ 40,788,647,344
Share Information:
Shares sold	148,713,367	185,569,340
Distributions reinvested	21,025,298	15,473,236
Shares redeemed	(170,965,299)	(419,586,562)
Net change in shares outstanding	(1,226,634)	(218,543,986)
PAGE 11 ■	Dodge & Cox International Stock Fund	See accompanying Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements
Note 1: Organization and Significant Accounting Policies
Dodge & Cox International Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 1, 2001, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of foreign equity securities. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation    The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Convertible debt securities are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Equity total return swaps are valued using prices received from independent pricing services which utilize market quotes from underlying reference instruments. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment man-
ager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions    Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Foreign taxes    The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and

Dodge & Cox International Stock Fund ■	PAGE 12

Notes to Consolidated Financial Statements
are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European courts, the Fund has filed for additional reclaims ("EU reclaims") related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in dividends and interest receivable in the Consolidated Statement of Assets and Liabilities. During the year ended December 31, 2021, the Fund received $120,599,355 in reclaims and interest related to EU reclaims, which is reported in dividend income and interest income in the Consolidated Statement of Operations. Expenses incurred related to filing EU reclaims are recorded on the accrual basis in professional services in the Consolidated Statement of Operations. Expenses that are contingent upon successful EU reclaims are recorded in professional services in the Consolidated Statement of Operations once the amount is known.
Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.
Foreign currency translation     The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference in exchange rate between the trade and settlement dates on securities transactions, the difference in exchange rate between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements    Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counter party, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Consolidation     The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox International Stock Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At December 31, 2021, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.
Indemnification     Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■	Level 1: Unadjusted quoted prices in active markets for identical securities
■	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2021:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$ 1,967,891,161	$ 137,473,657
Consumer Discretionary	2,763,337,376	1,295,901,247
Consumer Staples	1,509,596,230	575,657,493
Energy	3,003,628,210	376,737,385
Financials	6,898,958,749	4,129,605,162
Health Care	3,464,750,556	4,338,589,255
Industrials	1,872,450,349	1,158,606,849
Information Technology	731,472,123	1,108,386,985
Materials	2,704,653,182	1,778,929,720

PAGE 13 ■	Dodge & Cox International Stock Fund

Notes to Consolidated Financial Statements
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Real Estate	$ 655,730,664	$ 349,381,691
Utilities	234,728,437	—
Preferred Stocks
Financials	—	718,155,175
Information Technology	—	1,269,228,738
Short-Term Investments
Repurchase Agreements	—	843,801,000
Money Market Fund	175,897,184	—
Total Securities	$25,983,094,221	$18,080,454,357
Other Investments
Futures Contracts
Appreciation	$ 14,699,259	$ —
Equity Total Return Swaps
Appreciation	—	28,137,918
Depreciation	—	(26,629,274)
Currency Forward Contracts
Appreciation	—	11,092,893
Depreciation	—	(141,342,215)
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Equity total return swaps    Equity total return swaps are contracts that can create long or short economic exposure to an underlying equity security. Under such a contract, one party agrees to make payments to another based on the total return of a notional amount of the underlying security (including dividends and changes in market value), in return for an upfront or periodic payments from the other party based on a fixed or variable interest rate applied to the same notional amount. Equity total return swaps can also be used to hedge against exposure to specific risks associated with a particular issuer or with other companies owned by such an issuer. Investments in equity total return swaps may include certain risks including unfavorable price movements in the underlying reference instrument(s), or a default or failure by the counterparty.
Equity total return swaps are traded over-the-counter. The value of equity total return swaps changes daily based on the value of the underlying equity security. Changes in the market value of equity total return swaps are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on equity total return swaps are recorded in the Consolidated Statement of Operations upon exchange of cash flows for periodic payments and upon the closing or expiration of the swaps.
The Fund used equity total return swaps to create long economic exposure to particular equity securities and to hedge against risks created by investments made by one of the portfolio securities it owns.
Futures contracts    Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker. Subsequent payments (referred to as "variation margin") to and from the clearing broker are made on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used equity index futures contracts to create equity exposure, equal to some or all of its non-equity net assets.
Currency forward contracts    Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
The Fund used currency forward contracts to hedge direct and indirect foreign currency exposure.
Additional derivative information    The following identifies the location on the Consolidated Statement of Assets and Liabilities and

Dodge & Cox International Stock Fund ■	PAGE 14

Notes to Consolidated Financial Statements
values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$ —	$ 11,092,893	$ 11,092,893
Unrealized appreciation on swaps	28,137,918	—	28,137,918
Futures contracts(a)	14,699,259	—	14,699,259
	$42,837,177	$ 11,092,893	$ 53,930,070
Liabilities
Unrealized depreciation on currency forward contracts	$ —	$141,342,215	$141,342,215
Unrealized depreciation on swaps	26,629,274	—	26,629,274
	$26,629,274	$141,342,215	$167,971,489
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Consolidated Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Consolidated Statement of Operations, categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Swaps	$ 13,824,380	$ —	$ 13,824,380
Futures contracts	128,204,941	—	128,204,941
Currency forward contracts	—	(99,198,785)	(99,198,785)
	$142,029,321	$(99,198,785)	$ 42,830,536
Net change in unrealized appreciation/depreciation
Swaps	$ (24,923,910)	$ —	$ (24,923,910)
Futures contracts	(2,350,223)	—	(2,350,223)
Currency forward contracts	—	40,517,846	40,517,846
	$ (27,274,133)	$ 40,517,846	$ 13,243,713
The following summarizes the range of volume in the Fund's derivative instruments during the year ended December 31, 2021.
Derivative		% of Net Assets
Futures contracts	USD notional value	1-3%
Swaps - long	USD notional value	1-2%
Swaps - short	USD notional value	1-3%
Currency forward contracts	USD total value	8-10%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of December 31, 2021.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount(b)
Barclays	$ —	$ (3,286,734)	$ 2,140,000	$(1,146,734)
Goldman Sachs	32,095,793	(17,830,494)	(7,040,000)	7,225,299
HSBC	—	(84,561,728)	80,310,000	(4,251,728)
JPMorgan	7,135,018	(43,758,273)	36,623,255	—
Morgan Stanley	—	(2,515,847)	1,740,000	(775,847)
Standard Chartered	—	(554,268)	280,000	(274,268)
UBS	—	(15,464,145)	13,170,000	(2,294,145)
	$39,230,811	$(167,971,489)	$127,223,255	$(1,517,423)
(a)	Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund's Consolidated Statement of Assets and Liabilities.
(b)	Represents the net amount receivable from (payable to) the counterparty in the event of a default.
Note 4: Related Party Transactions
Management fees    Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.
Fund officers and trustees    All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount

PAGE 15 ■	Dodge & Cox International Stock Fund

Notes to Consolidated Financial Statements
paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, expenses, investments in passive foreign investment companies, foreign currency realized gain (loss), foreign capital gains tax, certain corporate action transactions, derivatives, and distributions.
Distributions during the years noted below were characterized as follows for federal income tax purposes.
	Year Ended December 31, 2021	Year Ended December 31, 2020
Ordinary income	$ 1,071,523,629	$ 754,226,207
	($1.177 per share)	($0.810 per share)
At December 31, 2021, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$ 29,133,556
Capital loss carryforward[1]	(2,896,348,115)
Net unrealized appreciation	6,755,761,062
Total distributable earnings	$ 3,888,546,503
[1]	Represents accumulated long-term capital loss as of December 31, 2021, which may be carried forward to offset future capital gains.
At December 31, 2021, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$37,087,927,968
Unrealized appreciation	10,139,756,422
Unrealized depreciation	(3,278,177,231)
Net unrealized appreciation	6,861,579,191
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
For U.S. income tax purposes, EU reclaims received by the Fund reduce the amounts of foreign taxes that the Fund passes through to shareholders. In the event that EU reclaims received by the Fund during the year exceed foreign withholding taxes paid, and the Fund previously passed foreign tax credit on to its shareholders, the Fund will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability on behalf of the Fund's shareholders.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2021, the Fund’s commitment fee amounted to $248,162 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.
Note 7: Purchases and Sales of Investments
For the year ended December 31, 2021, purchases and sales of securities, other than short-term securities, aggregated $7,821,028,208 and $8,451,095,236, respectively.
Note 8: Subsequent Events
On February 9, 2022, the Fund's Board of Trustees approved a name change of the existing shares of the Fund to "Class I" planned for May 2022. The Board also approved the public offering of a new class of shares, Class X, of the Fund planned for May 2022. Fund management has determined that no other material events or transactions occurred subsequent to December 31, 2021, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

Dodge & Cox International Stock Fund ■	PAGE 16

Consolidated Financial Highlights
Selected data and ratios (for a share outstanding throughout each period)	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$43.70	$43.60	$36.91	$46.32	$38.10
Income from investment operations:
Net investment income	1.04 (a)	0.95 (b)	1.25	1.01	0.70
Net realized and unrealized gain (loss)	3.73	(0.04)	7.15	(9.34)	8.41
Total from investment operations	4.77	0.91	8.40	(8.33)	9.11
Distributions to shareholders from:
Net investment income	(1.18)	(0.81)	(1.71)	(1.08)	(0.89)
Net realized gain	—	—	—	—	—
Total distributions	(1.18)	(0.81)	(1.71)	(1.08)	(0.89)
Net asset value, end of year	$47.29	$43.70	$43.60	$36.91	$46.32
Total return	11.02%	2.10% (b)	22.78%	(17.98)%	23.94%
Ratios/supplemental data:
Net assets, end of year (millions)	$44,085	$40,789	$50,228	$48,108	$65,670
Ratio of expenses to average net assets	0.62%	0.63%	0.63%	0.63%	0.63%
Ratio of net investment income to average net assets	2.15% (a)	2.39% (b)	2.85%	2.17%	1.57%
Portfolio turnover rate	18%	20%	15%	17%	17%
(a)	Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.13 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 1.87%.
(b)	Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.28 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 1.73% and total return would have been approximately 1.55%.
See accompanying Notes to Consolidated Financial Statements
PAGE 17 ■	Dodge & Cox International Stock Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox International Stock Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Dodge & Cox International Stock Fund (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the "Fund") as of December 31, 2021, the related consolidated statement of operations for the year ended December 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
San Francisco, California
February 18, 2022
We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.
Dodge & Cox International Stock Fund ■	PAGE 18

Special 2021 Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code:
In 2021, the Fund elected to pass through to shareholders foreign source income of $1,500,869,209 and foreign taxes paid of $19,828,284.
The Fund designates up to a maximum of $1,212,641,123 of its distributions paid to shareholders in 2021 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).
For shareholders that are corporations, the Fund designates 0.70% of its ordinary dividends paid to shareholders in 2021 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.
Funds' Liquidity Risk Management Program
(unaudited)
The Funds have adopted and implemented a written liquidity risk management program (“Program”) as required by Rule 22e-4 under the Investment Company Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit.
The Funds’ Board of Trustees has approved the appointment of a Liquidity Risk Management Committee including representatives from Dodge & Cox’s Legal, Compliance, Treasury, Operations, Trading, and Portfolio Management departments, which is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.
The Liquidity Risk Management Committee performed an initial assessment of the liquidity risk of the Dodge & Cox Emerging Markets Stock Fund prior to its launch in May, 2021. The Committee refreshed its assessment of all of lthe Funds’ liquidity risk profiles and considered the adequacy and effectiveness of the Program’s operations for the 12 months ended September 30, 2021 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 15, 2021. The report concluded that (i) the Funds had adequate liquidity to operate effectively throughout the covered period; (ii) each Fund’s investment strategy continues to be appropriate for an open end fund; and (iii) the Funds’ Program is reasonably designed to assess and manage its liquidity risk.
Board Approval of Funds' Investment Management Agreements and Management Fees
(unaudited)
The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 15, 2021, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2022 with respect to each Fund (other than the Emerging Markets Stock Fund, whose investment management agreement was approved at a meeting of the Board of Trustees held on June 2, 2020 and entered into on January 8, 2021). During the course of the year, the Board received extensive information and materials relating to the investment management and administrative services provided by Dodge & Cox and the performance of each of the Funds.
Information Received
Over the past several years, the Board has requested, received, and discussed a number of special presentations on topics relevant to their annual consideration of the proposed renewal of the Funds’ Agreements, including, in 2021, special presentations relating to asset management industry trends and the competitive landscape for the Funds, fund distribution channels, mutual fund fee litigation trends, an update on economies of scale, an update on Environmental, Social, and Governance-related asset management trends, Dodge & Cox’s evolving risk management practices, and equity trading costs. In addition to the foregoing and in advance of the meetings referred to below, the Board, including the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Broadridge to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Broadridge. The Broadridge materials included information regarding advisory and administrative fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as performance comparisons to each Fund’s peer group and to a broad-based securities index or combination of indices. The Broadridge materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, management fee revenue, and separate account fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data, and the investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed memoranda and related materials addressing, among other things, Dodge & Cox’s services to the Funds; how Dodge & Cox Funds’ fees compare to fees of peer group funds; the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; and the ways in which the Funds realize economies of scale. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and helpful in answering questions about all issues. The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees
PAGE 19 ■	Dodge & Cox International Stock Fund

discussing the factors generally regarded as appropriate to consider in evaluating mutual fund management arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with its independent legal counsel on November 11, 2021 and again on December 15, 2021 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements. In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described herein.
Nature, Quality, and Extent of the Service
The Board considered that Dodge & Cox provides a range of services to the Funds in addition to portfolio management, including regulatory compliance, trading desks, proxy voting, transfer agent and custodian oversight, administration, regulatory agency filings, tax compliance and filings, web site, and anti-money laundering. The nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s consistency in investment approach and depth; the background and experience of the Dodge & Cox U.S. Equity Investment Committee, International Equity Investment Committee, Global Equity Investment Committee, U.S. Fixed Income Investment Committee, and Global Fixed Income Investment Committee, and research analysts responsible for managing the Funds; Dodge & Cox’s methods for assessing the regulatory and investment climate in various jurisdictions; its overall level of attention to its core investment management function; and its commitment to the Funds and their shareholders. The Board reviewed information from Dodge & Cox describing conflicts of interest between the Funds and Dodge & Cox or its other clients, and how Dodge & Cox addresses those conflicts. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, that its investment professionals adhere to a consistent investment approach across the Funds, and that it employs a deliberate, thoughtful approach with respect to the development of new products. The Board further considered the “Gold” analyst rating awarded by Morningstar to all of the Funds (other than the Balanced Fund, which has a “Bronze” rating, and the Emerging Markets Stock Fund, which is too new to be rated). The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.
Investment Performance
The Board reviewed each Fund’s recent and long-term investment performance (including periods of outperformance and underperformance), as compared to relevant indices and the performance of such Fund’s peer group and broader Morningstar category. In assessing the performance of the Funds, the Board considered the Funds’ relative outperformance over the past year. The Board also reviewed the Funds’ investment returns over various periods and concluded that the volatility and underperformance of certain Funds during certain recent periods was consistent with Dodge & Cox’s long-term approach and active investment style. The Board compared the short- and long-term investment performance of the equity funds to both their primary performance benchmarks as well as value-oriented indices, in recognition of the significant performance divergence between value and growth stocks that has persisted for much of the last several years. The Board considered that the recent outperformance as well as the previous underperformance of certain Funds are both the result of a value-oriented investment management process that emphasizes a long-term investment horizon, independent research, a team approach, price discipline, low cost, and low portfolio turnover. The Board concluded that Dodge & Cox has delivered long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.
Costs and Ancillary Benefits
Costs of Services to Funds: Fees and Expenses     The Board considered each Fund’s management fee rate and net expense ratio relative to (1) a broad category of other mutual funds with similar portfolio characteristics and share class and expense structures and (2) a smaller group of peers selected by Broadridge based on investment style, share class characteristics, and asset levels. The Board also considered the management fees charged by Dodge & Cox to other clients. In particular, the Board noted that the management fee rate paid by each Fund compares favorably to its broad category and is competitive within the Fund’s peer group. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the cost of most third-party research, reimbursement for shareholder recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that the Broadridge report shows that the net expense ratio of every Fund (taking into account, in the case of the Global Bond Fund, voluntary expense reimbursements by Dodge & Cox) is in the least expensive quartile compared to its broad Morningstar category and four of the six Funds are in the least expensive quartile of their respective Broadridge peer groups (with the Balanced Fund and the Income in the second-lowest quartile of their peer groups). The Board noted the Funds’ unusual single-share-class structure and reviewed Broadridge data (including asset-weighted average expense ratios) showing that most of the peer group funds offer several different classes of shares, with different expense ratios, to different categories of investors, and that the Broadridge expense comparisons described above generally compare the net expense ratio of each Dodge & Cox Fund’s single share class to one of the least expensive share classes of the peer fund, even though those share classes are often not available to retail investors. On an asset-weighted basis, each Fund, other than the Income Fund, ranks in the least expensive quartile of its Broadridge peer group (taking into account, in the case of the Global Bond Fund, voluntary expense reimbursements by Dodge & Cox). The Income Fund has the lowest weighted average expenses of the funds in the
Dodge & Cox International Stock Fund ■	PAGE 20

second least expensive quartile of its peer group. The Board noted that the Funds provide access for small investors to quality investment management at a relatively low cost.
The Board also considered that the Funds are priced to scale, i.e., management fee rates begin at relatively low levels. Even without breakpoints, the Funds’ management fee rates are lower than those of many peer funds whose fee schedules include breakpoints. With respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the Board noted that the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. The Board reviewed information regarding the fee rates Dodge & Cox charges to sub-advised funds and separate accounts that have investment programs similar to those of the Funds, including instances where sub-advised funds or separate account fees are lower than Fund fees. The Board considered the differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, as well as material differences in regulatory, litigation, and other risks as between the Dodge & Cox Funds and other types of clients. The Board noted that different markets exist for mutual fund, sub-advisory, and institutional separate account management services and that a comparison of Fund fee rates and sub-advised and separate account fee rates must consider the fact that sub-advised and separate account clients bear additional costs and responsibilities that are included in the cost of a Fund. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.
Profitability and Costs of Services to Dodge & Cox; Fall-out Benefits     The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the scope and quality of the services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect a focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals. The Board also considered that Dodge & Cox has in the past closed some of the Funds to new investors to proactively manage growth in those Funds. While these actions are intended to benefit existing Fund shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders. The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are acceptable. The Board also noted that Dodge & Cox continues to invest in its business to provide enhanced services, systems, and research capabilities, all of which benefit the Funds. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability, and long-term investment performance.
The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the level of Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee and expense structure and the fact that Dodge & Cox builds economies of scale into the Funds’ fee structures by charging low fees from a fund’s inception and keeping overall expenses down as a Fund grows, as compared to other fund complexes that employ fee “breakpoints” only after a fund reaches a certain scale. An assessment of economies of scale must also take into account that Dodge & Cox invests time and resources in each new Fund for months (and sometimes years) prior to launch; in addition, in a Fund’s early periods of operations, expenses are capped, which means that Dodge & Cox subsidizes the operations of a new Fund for a period of time until it reaches scale. The Board also observed that, while total Fund assets have grown over the long term, this growth has not been continuous or evenly distributed across all of the Funds (and indeed that certain Funds have experienced net outflows over the past several years). In addition, the Board noted that Dodge & Cox has shared the benefits of scale with the Funds by adding services to the Funds over time, and that Dodge & Cox’s internal costs of providing investment management, technology, administrative, legal, and compliance services to the Funds continue to increase. For example, Dodge & Cox has continued to increase its global research staff and investment resources over the years to add new capabilities for the benefit of Fund shareholders and to address the increased complexity of investing globally. In addition, Dodge & Cox has made expenditures in other staff, technology, and infrastructure to enable it to integrate credit and equity analyses, incorporate additional quantitative and macroeconomic analyses into its processes, and implement its strategy in a more effective manner. Over the last ten years, Dodge & Cox has increased its spending on research, investment management, client servicing, legal and compliance support, investment operations capabilities, cybersecurity, technology infrastructure, third-party research, data services, and computer systems for trading, operations, compliance, accounting, and communications at a rate that has outpaced the Funds’ growth rate during the same period. The Board also observed that, even without fee breakpoints, the Funds are competitively priced in a competitive market and that having a low fee from inception provides shareholders with the benefits of scale even while a Fund remains relatively small. The Board also noted that there are certain diseconomies of scale associated with managing large funds, insofar as certain of the costs and risks associated with portfolio management increase disproportionately as assets grow.
Conclusion
Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the management fee structure was fair and reasonable, that each Fund
PAGE 21 ■	Dodge & Cox International Stock Fund

was paying a competitive fee for the services provided, that Dodge & Cox’s services have provided value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund's proxy voting policies and procedures, please call 800-621-3979, or visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov.Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
Dodge & Cox International Stock Fund ■	PAGE 22

Dodge & Cox Funds — Executive Officer & Trustee Information
Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past Five Years and Other Relevant Experience	Other Directorships of Public Companies Held by Trustees
Interested Trustees and Executive Officers
Charles F. Pohl (63)	Chairman and Trustee (since 2014)	Chairman and Director of Dodge & Cox; Chief Investment Officer (until January 2022) and member of U.S. Equity Investment Committee (USEIC) and Emerging Markets Equity Investment Committee (EMEIC), Global Equity Investment Committee (GEIC) (until 2021), International Equity Investment Committee (IEIC) (until 2021) and U.S. Fixed Income Investment Committee (USFIIC)(until 2019)	—
Dana M. Emery (60)	President (since 2014) and Trustee (since 1993)	Chief Executive Officer, President, and Director of Dodge & Cox; member of U.S. Fixed Income Investment Committee (USFIIC) and Global Fixed Income Investment Committee (GFIIC)	—
Diana S. Strandberg (62)	Senior Vice President (since 2006)	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of GEIC, IEIC, EMEIC, USEIC (until (until 2020), GFIIC (until 2018)	—
Roberta R.W. Kameda (61)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017) of Dodge & Cox	—
Shelly Chu (48)	Treasurer (since 2021)	Vice President (since 2020) and Financial Oversight and Control Analyst (since 2017) of Dodge & Cox; Head of Fund Administration at RS Investments (2014-2016); Treasurer of RS Funds (2014-2016); Chief Financial Officer of RS Funds Distributor, LLC (2014-2016)	—
Katherine M. Primas (47)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer of Dodge & Cox	—
Independent Trustees
Caroline M. Hoxby (55)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (72)	Trustee (since 2002)	Senior Counsel of Arnold & Porter (law firm) (2013-2018); Partner of Arnold & Porter (until 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (61)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Alphabet Inc. (internet information services) (since 2005); Director, Netflix, Inc. (internet television) (since 2010); Director, Arista Networks (cloud networking) (since 2013); Director, Blend (software company) (since 2019), Director, Bumble (online dating) (since 2020)
Robert B. Morris III (69)	Trustee (since 2011)	Advisory Director, The Presidio Group (2005-2016); Partner and Managing Director—Global Investment Research at Goldman Sachs (until 2001)	—
Gabriela Franco Parcella (53)	Trustee (since 2020)	President (since 2020) and Executive Managing Director of Merlone Geier Partners (2018-2019); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011)	Director, Terreno Realty Corporation (since 2018)
Gary Roughead (70)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security) (since 2012); Director, Maersk Line, Limited (shipping and transportation) (since 2016)
Mark E. Smith (70)	Trustee (since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (75)	Trustee (since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—
*	The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all seven series in the Dodge & Cox Funds complex and serves for an indefinite term.
Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.
PAGE 23 ■	Dodge & Cox International Stock Fund

International Stock Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of December 31, 2021, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

2021
December 31, 2021
Annual Report

Emerging Markets Stock Fund (dodex)
ESTABLISHED 2021
12/21 EM AR               Printed on recycled paper

To Our Shareholders (unaudited)
Welcome to the Dodge & Cox Emerging Markets Stock Fund, the seventh fund we have launched in our firm’s 92-year history. While this is our first strategy focused primarily on the developing world, we have decades of experience investing in emerging markets through other Dodge & Cox funds, such as the International Stock Fund (launched in 2001), Global Stock Fund (launched in 2008), and Global Bond Fund (launched in 2014).
The Emerging Markets Stock Fund generated a total return of –9.8% from its inception on May 11, 2021 through December 31, 2021, compared to a return of –5.8% for the MSCI Emerging Markets Index. The Fund’s overweight exposure to China Internet holdings, discussed below, hindered results. While we are disappointed in the Fund’s short-term performance, we remain optimistic about the Fund’s prospects over the long term.
Market Commentary
In 2021, many countries made substantial progress in their attempts to recover from the COVID-19 pandemic. More than 4.7 billion people, or nearly 61 percent of the global population, have received at least one vaccine dose. Economic growth in most developed market countries has rebounded to above pre-pandemic levels. Developed equity markets posted strong returns overall, with the MSCI World Index appreciating 22% in 2021. However, the MSCI Emerging Markets declined 3%.
China’ s stock market, in particular, dropped 22% due to the government’s increased regulations across multiple industries. Internet-related companies were especially impacted, and the CSI China Internet Index tumbled 49%. In addition, many of China’s real estate developers are heavily indebted and face substantial challenges. The default of Evergrande Group, a major property company that the Fund has not held, heightened concerns about China’s economy.
Investment Strategy
At Dodge & Cox, we seek to capture the breadth of the investment opportunity set in emerging markets. On one end of the spectrum, the Fund has exposure to many of the large China Internet companies. We revisited our investment theses and reaffirmed our view that they remain attractive long-term investments, despite the changing regulatory environment. We recently added opportunistically to Alibaba, Baidu, and JD.com.a Three factors gave us the confidence to increase the Fund’s exposure to these holdings. First, some of the government’s actions are similar to other data privacy and anti-monopoly policies around the world. Second, important government officials have sought to clarify their agenda and stress the importance of private enterprise. Third, valuations remain attractive and embed more conservative growth and profitability assumptions than we expect over the long term.
Furthermore, we see Chinese mobile gaming companies as an attractive investment opportunity. China is the world’s largest gaming market with $49 billion in revenue, and these companies have the potential to participate more broadly in the growing global gaming market. Despite regulations that restrict the amount of time minors can spend online, we believe the underlying drivers of the market in China remain strong. China’s GDP growth is expected to be above 5% in 2022, consumer disposable income growth remains robust, and there are few other entertainment options. The Fund’s holdings in Naspers and Prosus derive significant value from their underlying stakes in Tencent, which is one of the world’s largest video game publishers/platforms. Tencent is also a substantial investor in the broader gaming ecosystem, evidenced by its 40% stake in Epic Games.
Among smaller Fund holdings, we highlight Wuhu Sanqi Interactive Entertainment Network Technology Group. Based in China, Sanqi holds the third-largest market position among mobile games publishers and has a market cap of $9 billion—less than 2% of Tencent’s market cap.b The company’s key games include Puzzles & Survival and Soul Land. We believe Sanqi is an attractive investment opportunity based on its valuation (18 times forward earnings), transition from a publishing model to a research and development model, and incentive structure that is aligned with long-term shareholders like Dodge & Cox.
The benefits of our broader investment universe also apply outside of China. The MSCI Emerging Markets encompasses approximately 1,400 securities in 25 countries. In comparison, our investable emerging markets universe includes approximately 4,000 companies in over 60 countries. Our expanded investment universe across the entire market cap spectrum provides opportunities for greater portfolio diversification and other opportunities to generate alpha. For example, our ability to invest in companies with smaller market capitalizations has enabled us to find what we believe are exciting investment opportunities in Consumer Staples and Utilities—parts of the market where we have historically found fewer large-cap investment opportunities in other Dodge & Cox Funds.
Consumer Staples
In Consumer Staples, the Fund’s holdings tend to have idiosyncratic investment stories based on their geographic exposure and franchise strength. For example, Vietnam Dairy and Saudia Dairy and Foodstuff (SADAFCO) are two market leaders that stand to benefit from increasing consumer disposable income.
Vietnam Dairy has approximately 54% dairy products market share in Vietnam. As a market leader, the company is well positioned to benefit from consumption growth. For example, average dairy consumption in Vietnam is currently only 20 liters per annum, which is well below Thailand (32) and Japan (69). The company’s core strengths are in yogurt and drinking/condensed milks. We see further opportunities in the company’s premium products (e.g., formula, ice cream, cheese), improvement in its local vertical integration, and growth opportunities in export markets.
SADAFCO is a leading food products company in the Middle East, with 85% of its sales in Saudi Arabia. The company has strong market share positions in its key product categories, such as ice cream (#1), milk (#2), and tomato paste (#1). Over the past five years, SADAFCO has demonstrated superior returns on capital—average annual return on invested capital of 19.5% compared to 6.7% for the

PAGE 1 ■	Dodge & Cox Emerging Markets Stock Fund

MSCI Emerging Markets—and trades at a reasonable valuation. Furthermore, the company stands to benefit from favorable demographic trends that could provide an attractive avenue for expansion.
In addition, FEMSA (a Mexican multinational beverage and retail company) and Magnit (one of Russia’s largest food retailers) are leveraging the strengths of their established franchises for superior competitive positioning. FEMSA operates OXXO, a leading chain of convenience stores in Mexico with strong growth prospects and good cash flow generation. The company also owns stakes in a leading Coca-Cola bottler, as well as Heineken and other international growth assets. In Russia, Magnit benefits from its leading market position, brand recognition, and advantageous operating model. Magnit’s strong free cash flow generation underpins a 10.8% dividend yield and supports further growth. On December 31, the Fund held 22 consumer staples companies across 16 countries.
Utilities
The Fund’s broader universe has enabled us to find attractive investments in a wide range of companies—14 utilities companies across nine countries—from state-backed enterprises to dominant utilities in smaller markets to emerging market subsidiaries of large multinationals. This diverse portfolio of utilities trades at a lower valuation (e.g., 10.4 times forward earnings, 4.0% dividend yield) on average despite higher revenue growth according to sell-side estimates (6.3% long-term estimated earnings per share growth). In comparison, the MSCI Emerging Markets trades at 13.2 times forward earnings, a 2.9% dividend yield, and 6.2% long-term estimated earnings per share growth.
While no holding is larger than 39 basis pointsc, it is possible to discern a few themes among these diverse companies: strong franchises, low valuations, and positive exposure to the energy transition. Many of the Fund’s utilities holdings are prominent local power distribution franchises with significant and defensible market shares and positive relationships with regulators. We believe they trade at attractive valuations, which are often backed by favorable demographic and economic trends. For example, one of the Fund’s holdings is Tenaga Nasional, the largest electricity establishment in Malaysia. Despite the company’s dominant market share and exposure to a high GDP growth economy (we estimate 5-6% annual GDP growth over our investment horizon), the company trades at a discounted valuation of 11.1 times forward earnings and a 4.3% dividend yield.
Because utilities typically operate within highly regulated frameworks, political uncertainty can also create pockets of opportunity for long-term investors. In Brazil, for example, investor concerns over the possible reelection of Lula da Silva has led to depressed prices for many utilities stocks. We’ve taken the opportunity to add Cia de Saneamento Basico do Estado de Sao Paulo (SABESP), Cia de Saneamento do Parana (SANEPAR), and Alupar Investimento to the Fund—three names that we’ve judged to have higher quality assets that should withstand regulatory changes while also trading at compelling valuations versus their emerging market peers.
The Fund’s utilities holdings are also positioned to benefit as the world continues to transition to cleaner energy sources. Engie Brasil’s welldiversified power generation portfolio is already comprised of approximately 90% renewable energy assets, while Aboitiz Power was the first utility in Asia to issue a green bond. Furthermore, natural gas has been identified as a key bridge fuel in the shift away from fossil fuel dependence. We believe the Fund’s positions in gas distributors (e.g., China Gas, Manahagar Gas) should benefit from this transition.
In Closing
At Dodge & Cox, we launch new funds only when we see compelling investment opportunities and believe we have the ability to generate attractive, long-term returns for our shareholders. Going forward, emerging markets are generally expected to grow faster than developed markets. We remain excited about the broad range of companies in this portfolio and we welcome your interest in our Fund.
Investors should expect market volatility when investing in emerging markets, which is why we believe patience, persistence, and a long-term investment horizon are essential to investment success. We encourage our shareholders to take a similar view.
Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President
February 1, 2022
(a)	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
(b)	Unless otherwise specified, all weightings and characteristics are as of December 31, 2021.
(c)	One basis point is equal to 1/100th of 1%.
Dodge & Cox Emerging Markets Stock Fund ■	PAGE 2

Since Inception Performance Review (unaudited)
The Fund underperformed the MSCI Emerging Markets by 4.0 percentage points from its inception on May 11, 2021 through December 31, 2021.
Key Detractors from Relative Results
■	The Fund’s Chinese internet holdings—especially Alibaba, Baidu, and Tencent (through our holdings in Naspers and Prosus, which derive significant value from underlying stakes in the Tencent business)—significantly hurt performance.
■	Increased regulatory scrutiny and the default of Evergrande Group negatively impacted China’s consumer and real estate sectors. As a result, the Fund’s holdings in these sectors—especially New Oriental Education, Greentown Service Group, and Gree Electronics—meaningfully hindered performance. An underweight to Chinese and electric vehicle manufacturers also hurt performance.
■	India was one of the best-performing countries in emerging markets since May. The Fund’s holdings and underweight position, especially in commodities and Information Technology consulting companies, hurt relative results.
■	Within the Financials sector, an underweight allocation to the Middle East, an overweight allocation to Brazil, and security selection within China also detracted from performance.
■	Other sizeable detractors included the Fund’s underweight position in Taiwan Semiconductor Manufacturing and overweight position in Grupo Televisa.
Key Contributors to Relative Results
■	In Materials, the Fund’s underweight position and stock selection (down 1% compared to down 12% for the MSCI Emerging Markets sector) helped bolster returns. Owning Glencore and avoiding Vale were particularly impactful.
■	Favorable security selection in the Health Care sector (down 8% compared to down 20% for the MSCI Emerging Markets sector) benefited the Fund.
■	The Fund’s underweight position in South Korea and strong stock selection in South Korea, Brazil, and Europe also contributed to returns.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The Emerging Markets Equity Investment Committee, which is the decision-making body for the Emerging Markets Stock Fund, is a six-member committee with an average tenure at Dodge & Cox of 20 years.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom- up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.
Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies, or due to general market and economic conditions. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
PAGE 3 ■	Dodge & Cox Emerging Markets Stock Fund

Growth of $10,000 Since Inception (unaudited)
For an Investment Made on May 11, 2021
Average Annual Total Return
For the Period Ended December 31, 2021
Since
Inception
(5/11/21)
Dodge & Cox Emerging Markets Stock Fund	-9.82%
MSCI Emerging Markets Index	-5.80
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund's website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends but, unlike Fund returns, do not reflect fees or expenses. The MSCI Emerging Markets Index is an equity market index that captures large- and mid-cap representation across 27 emerging market countries. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.
MSCI Emerging Markets is a service mark of MSCI Barra.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended December 31, 2021	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 893.70	$3.34
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.68	3.57
*	Expenses are equal to the Fund’s annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
Dodge & Cox Emerging Markets Stock Fund ■	PAGE 4

Portfolio Information (unaudited)	December 31, 2021
Sector Diversification (%)(a)	% of Net Assets
Consumer Discretionary	21.2
Financials	20.0
Information Technology	14.6
Communication Services	8.7
Materials	6.8
Consumer Staples	6.5
Energy	5.0
Industrials	4.3
Health Care	4.2
Real Estate	2.7
Utilities	2.0
Top 10 Largest Countries(a)	% of Net Assets
China	24.5
South Korea	10.5
India	7.7
Taiwan	6.9
United Kingdom	4.4
Brazil	4.3
Mexico	4.2
Russia	3.6
Hong Kong	3.3
(a)	Excludes derivatives.
PAGE 5 ■	Dodge & Cox Emerging Markets Stock Fund

Portfolio of Investments	December 31, 2021
Common Stocks: 86.6%
	Shares	Value
Communication Services: 8.7%
Media & Entertainment: 7.0%
Astro Malaysia Holdings BHD (Malaysia)	401,314	$ 91,514
Baidu, Inc. ADR(a) (Cayman Islands/China)	31,044	4,619,037
Grupo Televisa SAB (Mexico)	1,207,314	2,264,801
IGG, Inc. (Cayman Islands/Hong Kong)	420,600	373,804
JOYY, Inc. ADR (Cayman Islands/China)	8,228	373,798
Megacable Holdings SAB de CV, Unit (Mexico)	17,914	61,234
NetEase, Inc. ADR (Cayman Islands/China)	17,114	1,741,863
NEXON Co., Ltd. (Japan)	29,327	565,563
Sun TV Network, Ltd. (India)	45,115	303,212
Wuhu Sanqi Interactive Entertainment Network Technology Group Co., Ltd., Class A (China)	130,500	554,638
XD, Inc.(a)(b) (Cayman Islands/Hong Kong)	54,800	277,600
		11,227,064
Telecommunication Services: 1.7%
America Movil SAB de CV, Series L (Mexico)	747,400	791,367
China Tower Corp., Ltd., Class H(b)(c) (China)	3,364,800	371,107
Millicom International Cellular SA SDR(a) (Luxembourg)	24,873	704,855
Safaricom PLC (Kenya)	2,078,914	698,177
Turkcell Iletisim Hizmetleri AS (Turkey)	90,703	126,569
		2,692,075
		13,919,139
Consumer Discretionary: 21.2%
Automobiles & Components: 1.0%
Fuyao Glass Industry Group Co., Ltd., Class H(b)(c) (China)	64,329	332,471
Hyundai Mobis Co., Ltd. (South Korea)	3,186	676,709
PT Astra International Tbk (Indonesia)	1,349,800	539,246
		1,548,426
Consumer Durables & Apparel: 2.2%
Feng Tay Enterprise Co., Ltd. (Taiwan)	66,286	553,384
Gree Electric Appliances, Inc. of Zhuhai, Class A (China)	206,214	1,201,117
Haier Smart Home Co., Ltd., Class H (China)	92,200	389,608
Midea Group Co., Ltd., Class A (China)	33,971	394,400
Pou Chen Corp. (Taiwan)	390,143	466,733
Suofeiya Home Collection Co., Ltd., Class A (China)	173,700	606,550
		3,611,792
Consumer Services: 2.8%
Afya, Ltd., Class A(a) (Cayman Islands/United States)	3,143	49,376
Galaxy Entertainment Group, Ltd.(a) (Hong Kong)	143,243	742,158
Haidilao International Holding, Ltd.(b)(c) (Cayman Islands/China)	169,400	382,356
Huazhu Group, Ltd.(a) (Hong Kong)	30,340	113,422

	Shares	Value
HumanSoft Holding Co. KSCC (Kuwait)	38,168	$ 406,906
Leejam Sports Co. JSC(a) (Saudi Arabia)	13,826	400,315
New Oriental Education & Technology Group, Inc.(a) (Cayman Islands/Hong Kong)	287,143	598,771
Sands China, Ltd.(a) (Cayman Islands/Hong Kong)	248,843	579,540
Ser Educacional SA(b)(c) (Brazil)	25,200	47,435
Trip.com Group, Ltd. ADR (Cayman Islands/China)	25,400	625,348
Yum China Holdings, Inc. (United States)	10,643	530,447
		4,476,074
Retailing: 15.2%
Alibaba Group Holding, Ltd. ADR(a) (Cayman Islands/China)	53,041	6,300,740
China Tourism Group Duty Free Corp., Ltd., Class A (China)	21,957	757,780
China Yongda Automobiles Services Holdings, Ltd. (Cayman Islands/Hong Kong)	123,200	164,950
Cuckoo Homesys Co., Ltd. (South Korea)	9,326	307,439
Detsky Mir PJSC(b)(c) (Russia)	148,750	246,423
JD.com, Inc., Class A(a) (China)	138,921	4,881,579
Naspers, Ltd., Class N (South Africa)	11,883	1,843,412
Prosus NV, Class N(a) (Netherlands)	99,126	8,298,222
PTG Energy PCL NVDR (Thailand)	862,586	388,966
Vibra Energia SA (Brazil)	27,129	104,065
Vipshop Holdings, Ltd. ADR(a) (Cayman Islands/China)	65,847	553,115
Zhongsheng Group Holdings, Ltd. (Cayman Islands/China)	64,300	501,368
		24,348,059
		33,984,351
Consumer Staples: 6.1%
Food & Staples Retailing: 2.6%
BIM Birlesik Magazalar AS (Turkey)	13,734	63,640
Grupo Comercial Chedraui SA de CV (Mexico)	42,400	87,883
Magnit PJSC (Russia)	47,653	3,454,249
Wal-Mart de Mexico SAB de CV (Mexico)	22,757	84,713
X5 Retail Group NV GDR(b) (Netherlands)	1,986	51,546
Yonghui Superstores Co., Ltd., Class A (China)	684,200	435,865
		4,177,896
Food, Beverage & Tobacco: 3.4%
Anadolu Efes Biracilik Ve Malt (Turkey)	26,245	58,763
Anheuser-Busch InBev SA NV(a) (Belgium)	42,605	2,579,052
Arca Continental SAB de CV (Mexico)	12,271	77,921
Century Pacific Food, Inc. (Philippines)	700,743	401,956
China Feihe, Ltd.(b)(c) (Cayman Islands/China)	219,557	294,524
Fomento Economico Mexicano SAB de CV (Mexico)	7,743	60,313
GFPT Public Company Ltd., NVDR (Thailand)	727,529	278,646

See accompanying Notes to Financial Statements	Dodge & Cox Emerging Markets Stock Fund ■	PAGE 6

Portfolio of Investments	December 31, 2021
Common Stocks (continued)
	Shares	Value
Grupo Nutresa SA (Colombia)	13,890	$ 97,820
PT Indofood CBP Sukses Makmur Tbk (Indonesia)	616,914	376,514
Saudia Dairy & Foodstuff Co. (Saudi Arabia)	4,588	201,549
Vietnam Dairy Products JSC (Vietnam)	94,700	359,021
WH Group, Ltd.(b)(c) (Cayman Islands/Hong Kong)	1,072,027	672,290
		5,458,369
Household & Personal Products: 0.1%
Grape King Bio, Ltd. (Taiwan)	37,714	217,978
		9,854,243
Energy: 5.0%
Bharat Petroleum Corp., Ltd. (India)	58,933	305,623
Ecopetrol SA (Colombia)	95,199	61,550
Geopark, Ltd. (Bermuda/United States)	6,414	73,440
Hindustan Petroleum Corp., Ltd. (India)	113,427	445,785
INPEX Corp. (Japan)	98,200	856,309
Lukoil PJSC (Russia)	7,143	622,459
MOL Hungarian Oil & Gas PLC, Class A(a) (Hungary)	84,567	656,387
Motor Oil (Hellas) Corinth Refineries SA (Greece)	40,635	636,115
National Energy Services Reunited Corp.(a) (British Virgin/United States)	54,743	517,321
Novatek PJSC (Russia)	30,294	692,667
Petroleo Brasileiro SA (Brazil)	214,843	1,177,783
PT Indo Tambangraya Megah Tbk (Indonesia)	461,086	661,194
PT United Tractors Tbk (Indonesia)	351,886	546,556
PTT Exploration & Production PCL NVDR (Thailand)	101,600	357,782
Semirara Mining & Power Corp. (Philippines)	845,714	354,091
TGS ADR, Class B(a) (Argentina)	13,500	59,940
		8,025,002
Financials: 17.4%
Banks: 12.3%
Axis Bank, Ltd.(a) (India)	243,291	2,225,061
Banca Transilvania SA (Romania)	294,511	174,589
Bank Polska Kasa Opieki SA (Poland)	13,621	412,175
BDO Unibank, Inc. (Philippines)	249,271	590,028
Brac Bank, Ltd. (Bangladesh)	494,172	318,345
China Merchants Bank Co., Ltd., Class H (China)	76,800	596,372
Commercial International Bank (Egypt) SAE(a) (Egypt)	189,250	638,342
Credicorp, Ltd. (Bermuda/Peru)	17,643	2,153,681
Equity Group Holdings PLC(a) (Kenya)	1,108,729	529,133
Grupo Financiero Banorte SAB de CV, Class O(a) (Mexico)	9,536	62,021
Habib Bank, Ltd. (Pakistan)	200,063	132,189
ICICI Bank, Ltd. (India)	536,073	5,342,294
IndusInd Bank, Ltd. (India)	43,893	524,249
Intercorp Financial Services (Panama)	3,657	96,472
JB Financial Group Co., Ltd. (South Korea)	67,150	471,035
Kasikornbank PCL NVDR (Thailand)	85,043	361,057
Military Commercial Joint Stock Bank (Vietnam)	475,055	602,417
OTP Bank Nyrt.(a) (Hungary)	9,310	475,695

	Shares	Value
Ping An Bank Co., Ltd., Class A (China)	274,900	$ 712,600
PT Bank Rakyat Indonesia (Persero) Tbk, Class B (Indonesia)	2,857,113	823,560
PT Bank Tabungan Negara (Persero) Tbk (Indonesia)	5,928,614	719,359
Shinhan Financial Group Co., Ltd. (South Korea)	21,901	675,315
TCS Group Holding PLC GDR, Class A(b) (Cyprus)	2,173	175,400
Tisco Financial Group PCL NVDR (Thailand)	141,900	407,635
Vietnam Technological & Commercial Joint Stock Bank(a) (Vietnam)	215,900	473,673
		19,692,697
Diversified Financials: 1.9%
AEON Credit Service (M) BHD (Malaysia)	91,300	298,489
Chailease Holding Co., Ltd. (Taiwan)	85,600	812,710
Grupo de Inversiones Suramericana SA (Colombia)	15,849	116,823
Jackson Financial, Inc., Class A (United States)	2,519	105,370
Kaspi.kz JSC GDR(b) (Kazakhstan)	1,739	201,724
Noah Holdings, Ltd. ADR, Class A(a) (China)	17,471	536,185
XP, Inc., Class A(a) (Brazil)	33,174	953,421
		3,024,722
Insurance: 3.2%
BB Seguridade Participacoes SA (Brazil)	17,100	63,664
China Pacific Insurance (Group) Co., Ltd., Class H (China)	89,000	241,403
Korean Reinsurance Co. (South Korea)	68,560	533,371
Old Mutual, Ltd. (South Africa)	761,921	626,367
Ping An Insurance (Group) Co. of China Ltd., Class H (China)	143,657	1,034,471
Prudential PLC (United Kingdom)	109,969	1,897,074
Sanlam, Ltd. (South Africa)	204,357	761,257
		5,157,607
		27,875,026
Health Care: 4.2%
Health Care Equipment & Services: 2.0%
China Isotope & Radiation Corp. (China)	83,400	235,305
Hartalega Holdings BHD (Malaysia)	300,000	412,626
Shandong Pharmaceutical Glass Co., Ltd., Class A (China)	121,800	841,057
Sinocare, Inc., Class A (China)	113,357	533,308
Sinopharm Group Co., Ltd. (China)	534,614	1,162,808
		3,185,104
Pharmaceuticals, Biotechnology & Life Sciences: 2.2%
Adcock Ingram Holdings, Ltd. (South Africa)	150,785	477,383
Beijing Tong Ren Tang Chinese Medicine Co., Ltd. (Hong Kong)	261,700	450,400
Dr. Reddy's Laboratories, Ltd. (India)	8,852	584,172
Guangzhou Baiyunshan Pharmaceutical Holdings Co., Ltd., Class H (China)	154,786	445,646
Hypera SA (Brazil)	40,008	202,978

PAGE 7 ■	Dodge & Cox Emerging Markets Stock Fund	See accompanying Notes to Financial Statements

Portfolio of Investments	December 31, 2021
Common Stocks (continued)
	Shares	Value
Jiangsu Hengrui Medicine Co., Ltd., Class A (China)	78,494	$ 626,100
Zhejiang NHU Co., Ltd., Class A (China)	144,163	705,679
		3,492,358
		6,677,462
Industrials: 3.8%
Capital Goods: 2.1%
BizLink Holding, Inc. (Cayman Islands/Taiwan)	35,000	329,205
BOC Aviation, Ltd.(b)(c) (Singapore)	53,200	389,574
Chicony Power Technology Co., Ltd. (Taiwan)	123,000	346,850
Doosan Bobcat, Inc.(a) (South Korea)	15,588	534,006
Ferreycorp SAA (Peru)	158,436	81,371
Fosun International, Ltd. (Hong Kong)	296,314	319,588
HEG, Ltd. (India)	11,777	283,907
KOC Holding AS (Turkey)	134,289	288,088
Larsen & Toubro, Ltd. (India)	19,154	488,747
Xinjiang Goldwind Science & Technology Co., Ltd., Class H (China)	201,600	393,502
		3,454,838
Transportation: 1.7%
Aramex PJSC (United Arab Emirates)	524,121	584,477
Cebu Air, Inc.(a) (Philippines)	278,296	230,037
Copa Holdings SA, Class A(a) (Panama)	986	81,503
Globaltrans Investment PLC GDR(b) (Cyprus)	62,160	534,482
Gulf Warehousing Co. (Qatar)	100,097	124,719
Hyundai Glovis Co., Ltd. (South Korea)	4,304	607,792
International Container Terminal Services, Inc. (Philippines)	83,320	326,793
Movida Participacoes SA (Brazil)	38,200	108,163
Promotora y Operadora de Infraestructura SAB de CV (Mexico)	10,138	79,102
		2,677,068
		6,131,906
Information Technology: 8.7%
Semiconductors & Semiconductor Equipment: 5.4%
Nanya Technology Corp. (Taiwan)	242,286	683,682
Novatek Microelectronics Corp. (Taiwan)	34,857	676,212
Powertech Technology, Inc. (Taiwan)	192,714	678,884
SK hynix, Inc. (South Korea)	8,335	911,947
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	256,143	5,671,712
		8,622,437
Software & Services: 1.6%
Asseco Poland SA (Poland)	17,953	385,048
Chinasoft International, Ltd. (Cayman Islands/China)	469,100	611,225
Cielo SA (Brazil)	500,129	203,675
Hancom, Inc.(a) (South Korea)	36,161	803,983
TravelSky Technology, Ltd., Class H (China)	338,000	568,712
		2,572,643
Technology, Hardware & Equipment: 1.7%
Legend Holdings Corp., Class H(b)(c) (China)	452,686	668,793
Lenovo Group, Ltd. (Hong Kong)	567,271	651,839

	Shares	Value
Sterlite Technologies, Ltd. (India)	205,013	$ 790,838
Yageo Corp. (Taiwan)	39,857	688,725
		2,800,195
		13,995,275
Materials: 6.8%
Alpek SAB de CV, Class A(a) (Mexico)	62,314	67,714
Alrosa PJSC (Russia)	215,620	350,677
Anhui Conch Cement Co., Ltd., Class H (China)	80,700	403,109
Cemex SAB de CV ADR(a) (Mexico)	411,514	2,790,065
Glencore PLC (Jersey/United Kingdom)	995,763	5,053,632
LB Group Co., Ltd., Class A (China)	100,229	450,735
Loma Negra Cia Industrial Argentina SA ADR(a) (Argentina)	14,686	97,956
Mondi PLC (United Kingdom)	2,358	58,280
Nine Dragons Paper Holdings, Ltd. (Bermuda/China)	341,600	366,678
PTT Global Chemical PCL NVDR (Thailand)	237,343	415,726
Severstal PJSC (Russia)	16,182	345,455
UPL, Ltd. (India)	58,003	584,395
		10,984,422
Real Estate: 2.7%
A-Living Smart City Services Co., Ltd., Class H(b)(c) (China)	146,421	249,745
China Resources Land, Ltd. (Cayman Islands/China)	149,129	627,304
Concentradora Fibra Danhos SA de CV REIT (Mexico)	56,043	63,199
Corporacion Inmobiliaria Vesta SAB de CV (Mexico)	34,257	68,663
Country Garden Services Holdings Co., Ltd. (China)	49,000	293,464
Emaar Development PJSC(a) (United Arab Emirates)	773,063	919,930
Greentown Service Group Co., Ltd.(b) (Cayman Islands/China)	1,041,871	962,029
Hang Lung Group, Ltd. (Hong Kong)	168,129	359,219
Macquarie Mexico Real Estate Management SA de CV(b)(c) (Mexico)	52,000	66,919
Megaworld Corp. (Philippines)	10,460,943	646,212
Prologis Property Mexico SA de CV REIT (Mexico)	32,400	89,721
		4,346,405
Utilities: 2.0%
Aboitiz Power Corp. (Philippines)	628,514	366,071
AES Andes SA (Chile)	514,885	80,336
Alupar Investimento SA (Brazil)	17,856	77,265
China Gas Holdings, Ltd. (Bermuda/China)	204,357	424,567
Cia de Saneamento Basico do Estado de Sao Paulo (Brazil)	11,143	81,183
Cia de Saneamento do Parana (Brazil)	23,200	79,854
Enerjisa Enerji AS(b)(c) (Turkey)	215,455	209,771
Engie Brasil Energia SA (Brazil)	11,300	77,975
Engie Energia Chile SA (Chile)	94,409	55,604
Interconexion Electrica SA ESP (Colombia)	13,107	72,233
KunLun Energy Co., Ltd. (China)	359,900	337,397
Mahanagar Gas, Ltd.(b) (India)	40,009	464,862

See accompanying Notes to Financial Statements	Dodge & Cox Emerging Markets Stock Fund ■	PAGE 8

Portfolio of Investments	December 31, 2021
Common Stocks (continued)
	Shares	Value
Tenaga Nasional BHD (Malaysia)	253,643	$ 568,657
TPI Polene Power Public PCL NVDR (Thailand)	3,038,771	378,328
		3,274,103
Total Common Stocks (Cost $153,513,604)		$139,067,334
Preferred Stocks: 9.4%
	Par Value/ Shares	Value
Consumer Staples: 0.4%
Food, Beverage & Tobacco: 0.1%
Embotelladora Andina SA, Pfd, Class B (Chile)	36,500	$ 80,071
Household & Personal Products: 0.3%
Amorepacific Corp., Pfd (South Korea)	4,542	278,089
LG Household & Health Care, Ltd., Pfd (South Korea)	532	275,664
		553,753
		633,824
Financials: 2.6%
Banks: 2.3%
Itau Unibanco Holding SA, Pfd (Brazil)	965,900	3,673,660
Diversified Financials: 0.3%
Korea Investment Holdings Co., Ltd., Pfd (South Korea)	8,576	468,045
		4,141,705
Industrials: 0.5%
Capital Goods: 0.5%
DL E&C Co., Ltd., Pfd(a) (South Korea)	6,006	351,576
DL Holdings Co., Ltd., Pfd (South Korea)	11,921	370,950
		722,526
Information Technology: 5.9%
Technology, Hardware & Equipment: 5.9%
Samsung Electro-Mechanics Co., Ltd., Pfd (South Korea)	9,468	831,030
Samsung Electronics Co., Ltd., Pfd (South Korea)	145,687	8,720,325
		9,551,355
Total Preferred Stocks (Cost $17,016,786)		$15,049,410
Short-Term Investments: 3.9%
	Par Value/ Shares	Value
Repurchase Agreements: 3.5%
Fixed Income Clearing Corporation(d) 0.000%, dated 12/31/21, due 1/3/22, maturity value $5,603,000	$5,603,000	$ 5,603,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	640,597	640,597
Total Short-Term Investments (Cost $6,243,597)		$ 6,243,597
Total Investments In Securities (Cost $176,773,987)	99.9%	$160,360,341
Other Assets Less Liabilities	0.1%	172,689
Net Assets	100.0%	$160,533,030
(a)	Non-income producing
(b)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S securities are subject to restrictions on resale in the United States.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(d)	Repurchase agreement is collateralized by U.S. Treasury Notes 0.125%, 6/30/23. Total collateral value is $5,715,067.
In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed - the country of incorporation and the country designated by an appropriate index, respectively.

ADR: American Depositary Receipt
GDR: Global Depositary Receipt
NVDR: Non-voting Depository Receipt
SDR: Swedish Depository Receipt

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
ICE US MSCI Emerging Markets Index Futures— Long Position	94	3/18/22	$5,763,610	$24,222
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
KRW: South Korean Won
Goldman Sachs	2/16/22	USD	1,038,475	KRW	1,166,000,000	$58,543
Goldman Sachs	2/16/22	USD	465,121	KRW	516,540,000	31,009
Goldman Sachs	2/16/22	USD	512,201	KRW	573,000,000	30,640
PAGE 9 ■	Dodge & Cox Emerging Markets Stock Fund	See accompanying Notes to Financial Statements

Portfolio of Investments	December 31, 2021
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
Goldman Sachs	2/16/22	USD	516,771	KRW	587,000,000	$ 23,443
Goldman Sachs	2/16/22	KRW	2,842,540,000	USD	2,421,037	(32,104)
THB: Thai Baht
HSBC	2/9/22	USD	612,391	THB	19,275,000	35,509
HSBC	2/9/22	USD	195,496	THB	6,120,000	12,331
HSBC	2/9/22	USD	316,699	THB	9,900,000	20,402
HSBC	2/9/22	THB	9,550,000	USD	298,704	(12,882)
HSBC	2/9/22	THB	9,724,500	USD	294,147	(3,102)
HSBC	2/9/22	THB	16,020,500	USD	470,914	8,563
Unrealized gain on currency forward contracts						220,440
Unrealized loss on currency forward contracts						(48,088)
Net unrealized gain on currency forward contracts						$172,352
The listed counterparty may be the parent company or one of its subsidiaries.
See accompanying Notes to Financial Statements	Dodge & Cox Emerging Markets Stock Fund ■	PAGE 10

Statement of Assets and Liabilities
December 31, 2021
Assets:
Investments in securities, at value (cost $176,773,987)	$160,360,341
Unrealized appreciation on currency forward contracts	220,440
Cash denominated in foreign currency (cost $46,559)	46,537
Deposits with broker for futures contracts	343,006
Receivable for Fund shares sold	70,273
Dividends and interest receivable	493,264
Expense reimbursement receivable	118,161
Prepaid expenses and other assets	130
161,652,152
Liabilities:
Unrealized depreciation on currency forward contracts	48,088
Payable for variation margin for futures contracts	32,900
Payable for investments purchased	766,051
Payable for Fund shares redeemed	2,744
Deferred foreign capital gains tax	61,013
Management fees payable	79,684
Accrued expenses	128,642
1,119,122
Net Assets	$160,533,030
Net Assets Consist of:
Paid in capital	$178,451,454
Accumulated loss	(17,918,424)
$160,533,030
Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	18,053,074
Net asset value per share	$ 8.89
Statement of Operations
Period from May 11, 2021 (Inception) to December 31, 2021
Investment Income:
Dividends (net of foreign taxes of $220,898)	$ 1,945,408
Interest	(16,309)
1,929,099
Expenses:
Management fees	498,639
Custody and fund accounting fees	190,786
Transfer agent fees	18,293
Professional services	227,036
Shareholder reports	18,439
Registration fees	77,394
Trustees fees	231,354
Miscellaneous	8,289
Total expenses	1,270,230
Expenses reimbursed by investment manager	(688,484)
Net expenses	581,746
Net Investment Income	1,347,353
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities (net of foreign capital gains tax of $35,001)	284,083
Futures contracts	(1,021,308)
Currency forward contracts	266
Foreign currency transactions	(69,391)
Net change in unrealized appreciation/depreciation
Investments in securities (net of change in deferred foreign capital gains tax of $61,013)	(16,474,659)
Futures contracts	24,222
Currency forward contracts	172,352
Foreign currency translation	(1,406)
Net realized and unrealized loss	(17,085,841)
Net Change in Net Assets From Operations	$(15,738,488)
Statement of Changes in Net Assets
Period from May 11, 2021 (Inception) to
December 31, 2021
Operations:
Net investment income	$ 1,347,353
Net realized gain (loss)	(806,350)
Net change in unrealized appreciation/depreciation	(16,279,491)
(15,738,488)
Distributions to Shareholders:
Total distributions	(2,179,936)
Fund Share Transactions:
Proceeds from sale of shares	182,333,715
Reinvestment of distributions	2,013,037
Cost of shares redeemed	(5,895,298)
Net change from Fund share transactions	178,451,454
Total change in net assets	160,533,030
Net Assets:
Beginning of year	—
End of year	$160,533,030
Share Information:
Shares sold	18,454,831
Distributions reinvested	235,168
Shares redeemed	(636,925)
Net change in shares outstanding	18,053,074
PAGE 11 ■	Dodge & Cox Emerging Markets Stock Fund	See accompanying Notes to Financial Statements

Notes to Financial Statements
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Emerging Markets Stock Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on May 11, 2021, and seeks long-term growth of principal and income. The Fund invests primarily in a diversified portfolio of emerging markets equity securities issued by companies from at least three different countries. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation    The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pric-
ing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
As trading in securities on most foreign exchanges is normally completed before the close of the NYSE, the value of non-U.S. securities can change by the time the Fund calculates its net asset value. To address these changes, the Fund may utilize adjustment factors provided by an independent pricing service to systematically value non-U.S. securities at fair value. These adjustment factors are based on statistical analyses of subsequent movements and changes in U.S. markets and financial instruments trading in U.S. markets that represent foreign securities or baskets of securities.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions    Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain. Interest income is recorded on the accrual basis.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Foreign taxes    The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

Dodge & Cox Emerging Markets Stock Fund ■	PAGE 12

Notes to Financial Statements
Foreign currency translation     The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: disposing/holding of foreign currency, the difference in exchange rate between the trade and settlement dates on securities transactions, the difference in exchange rate between the accrual and payment dates on dividends, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements    Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Indemnification     Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■	Level 1: Unadjusted quoted prices in active markets for identical securities
■	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2021:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$12,648,721	$ 1,270,418
Consumer Discretionary	29,846,730	4,137,621
Consumer Staples	5,175,941	4,678,302
Energy	2,392,315	5,632,687
Financials	20,695,951	7,179,075
Health Care	6,474,484	202,978
Industrials	2,962,212	3,169,694
Information Technology	3,291,407	10,703,868
Materials	9,872,564	1,111,858
Real Estate	3,426,475	919,930
Utilities	2,371,325	902,778
Preferred Stocks
Consumer Staples	—	633,824
Financials	—	4,141,705
Industrials	—	722,526
Information Technology	—	9,551,355
Short-Term Investments
Repurchase Agreements	—	5,603,000
Money Market Fund	640,597	—
Total Securities	$99,798,722	$60,561,619
Other Investments
Futures Contracts
Appreciation	$ 24,222	$ —
Currency Forward Contracts
Appreciation	—	220,440
Depreciation	—	(48,088)
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Futures contracts    Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker. Subsequent payments (referred to as "variation margin") to and from the clearing broker are made on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing

PAGE 13 ■	Dodge & Cox Emerging Markets Stock Fund

Notes to Financial Statements
or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used equity index futures contracts to create equity exposure, equal to some or all of its non-equity net assets.
Currency forward contracts    Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
The Fund used currency forward contracts to hedge direct foreign currency exposure.
Additional derivative information    The following identifies the location on the Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$ —	$220,440	$220,440
Futures contracts(a)	24,222	—	24,222
	$24,222	$220,440	$244,662
Liabilities
Unrealized depreciation on currency forward contracts	$ —	$ 48,088	$ 48,088
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Statement of Operations, categorized by primary underlying risk exposure.
	Equity Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Futures contracts	$(1,021,308)	$ —	$(1,021,308)
Currency forward contracts	—	266	266
	$(1,021,308)	$ 266	$(1,021,042)
Net change in unrealized appreciation/depreciation
Futures contracts	$ 24,222	$ —	$ 24,222
Currency forward contracts	—	172,352	172,352
	$ 24,222	$172,352	$ 196,574
The following summarizes the range of volume in the Fund's derivative instruments during the period ended December 31, 2021.
Derivative		% of Net Assets
Futures contracts	USD notional value	3-8%
Currency forward contracts	USD total value	0-3%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of December 31, 2021.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)	Net Amount(a)
Goldman Sachs	$143,635	$(32,104)	$—	$111,531
HSBC	76,805	(15,984)	—	60,821
	$220,440	$(48,088)	$—	$172,352
(a)	Represents the net amount receivable from (payable to) the counterparty in the event of a default.

Dodge & Cox Emerging Markets Stock Fund ■	PAGE 14

Notes to Financial Statements
Note 4: Related Party Transactions
Management fees    Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.60% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses to average net assets (“net expense ratio”) at 0.70% through April 30, 2022. The term of the agreement is renewable annually thereafter unless terminated with 30 days’ written notice by either party prior to the end of the term.
Fund officers and trustees    All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Share ownership    At December 31, 2021, Dodge & Cox and its executive officers owned 55% of the Fund’s outstanding shares.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, foreign currency realized gain (loss), foreign capital gains tax, passive foreign investment companies, certain corporate action transactions, derivatives, and distributions.
Distributions during the period noted below were characterized as follows for federal income tax purposes:
Period Ended December 31, 2021
Ordinary income	$ 2,179,936
($0.123 per share)
At December 31, 2021, the tax basis components of distributable earnings were as follows:
Capital loss carryforward[1]	$ (578,065)
Deferred loss[2]	(9,253)
Net unrealized depreciation	(17,331,106)
Total distributable earnings	$(17,918,424)
[1]	Represents accumulated long-term capital loss as of December 31, 2021, which may be carried forward to offset future capital gains.
[2]	Represents ordinary loss incurred between November 1, 2021 and December 31, 2021. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2022.
At December 31, 2021, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$177,825,602
Unrealized appreciation	5,149,202
Unrealized depreciation	(22,417,889)
Net unrealized appreciation	(17,268,687)
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the period ended December 31, 2021, the Fund’s commitment fee amounted to $20 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.
Note 7: Purchases and Sales of Investments
For the period ended December 31, 2021, purchases and sales of securities, other than short-term securities, aggregated $178,010,014 and $7,682,170, respectively.
Note 8: Subsequent Events
Fund management has determined that no material events or transactions occurred subsequent to December 31, 2021, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

PAGE 15 ■	Dodge & Cox Emerging Markets Stock Fund

Financial Highlights
Selected data and ratios (for a share outstanding throughout each period)	Period from May 11, 2021 (Inception) to December 31,
2021
Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income	0.07
Net realized and unrealized gain (loss)	(1.06)
Total from investment operations	(0.99)
Distributions to shareholders from:
Net investment income	(0.12)
Net realized gain	—
Total distributions	(0.12)
Net asset value, end of year	$8.89
Total return	(9.82)%
Ratios/supplemental data:
Net assets, end of period (millions)	$161
Ratio of expenses to average net assets	0.70% (a)
Ratio of expenses to average net assets, before reimbursement by investment manager	1.52% (a)
Ratio of net investment income to average net assets	1.61% (a)
Portfolio turnover rate	7%
(a)	Annualized
See accompanying Notes to Financial Statements
Dodge & Cox Emerging Markets Stock Fund ■	PAGE 16

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Emerging Markets Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Dodge & Cox Emerging Markets Stock Fund (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the “Fund”) as of December 31, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period May 11, 2021 (inception) through December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations, changes in its net assets and the financial highlights for the period May 11, 2021 (inception) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
San Francisco, California
February 18, 2022
We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.
PAGE 17 ■	Dodge & Cox Emerging Markets Stock Fund

Special 2021 Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code:
In 2021, the Fund elected to pass through to shareholders foreign source income of $3,092,795 and foreign taxes paid of $255,899.
The Fund designates $1,607,929 of its distributions paid to shareholders in 2021 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).
For shareholders that are corporations, the Fund designates 0.14% of its ordinary dividends paid to shareholders in 2021 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.
Funds' Liquidity Risk Management Program
(unaudited)
The Funds have adopted and implemented a written liquidity risk management program (“Program”) as required by Rule 22e-4 under the Investment Company Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit.
The Funds’ Board of Trustees has approved the appointment of a Liquidity Risk Management Committee including representatives from Dodge & Cox’s Legal, Compliance, Treasury, Operations, Trading, and Portfolio Management departments, which is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.
The Liquidity Risk Management Committee performed an initial assessment of the liquidity risk of the Dodge & Cox Emerging Markets Stock Fund prior to its launch in May, 2021. The Committee refreshed its assessment of all of lthe Funds’ liquidity risk profiles and considered the adequacy and effectiveness of the Program’s operations for the 12 months ended September 30, 2021 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 15, 2021. The report concluded that (i) the Funds had adequate liquidity to operate effectively throughout the covered period; (ii) each Fund’s investment strategy continues to be appropriate for an open end fund; and (iii) the Funds’ Program is reasonably designed to assess and manage its liquidity risk.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at
dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
Dodge & Cox Emerging Markets Stock Fund ■	PAGE 18

Dodge & Cox Funds — Executive Officer & Trustee Information
Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past Five Years and Other Relevant Experience	Other Directorships of Public Companies Held by Trustees
Interested Trustees and Executive Officers
Charles F. Pohl (63)	Chairman and Trustee (since 2014)	Chairman and Director of Dodge & Cox; Chief Investment Officer (until January 2022) and member of U.S. Equity Investment Committee (USEIC) and Emerging Markets Equity Investment Committee (EMEIC), Global Equity Investment Committee (GEIC) (until 2021), International Equity Investment Committee (IEIC) (until 2021) and U.S. Fixed Income Investment Committee (USFIIC)(until 2019)	—
Dana M. Emery (60)	President (since 2014) and Trustee (since 1993)	Chief Executive Officer, President, and Director of Dodge & Cox; member of U.S. Fixed Income Investment Committee (USFIIC) and Global Fixed Income Investment Committee (GFIIC)	—
Diana S. Strandberg (62)	Senior Vice President (since 2006)	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of GEIC, IEIC, EMEIC, USEIC (until (until 2020), GFIIC (until 2018)	—
Roberta R.W. Kameda (61)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017) of Dodge & Cox	—
Shelly Chu (48)	Treasurer (since 2021)	Vice President (since 2020) and Financial Oversight and Control Analyst (since 2017) of Dodge & Cox; Head of Fund Administration at RS Investments (2014-2016); Treasurer of RS Funds (2014-2016); Chief Financial Officer of RS Funds Distributor, LLC (2014-2016)	—
Katherine M. Primas (47)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer of Dodge & Cox	—
Independent Trustees
Caroline M. Hoxby (55)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (72)	Trustee (since 2002)	Senior Counsel of Arnold & Porter (law firm) (2013-2018); Partner of Arnold & Porter (until 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (61)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Alphabet Inc. (internet information services) (since 2005); Director, Netflix, Inc. (internet television) (since 2010); Director, Arista Networks (cloud networking) (since 2013); Director, Blend (software company) (since 2019), Director, Bumble (online dating) (since 2020)
Robert B. Morris III (69)	Trustee (since 2011)	Advisory Director, The Presidio Group (2005-2016); Partner and Managing Director—Global Investment Research at Goldman Sachs (until 2001)	—
Gabriela Franco Parcella (53)	Trustee (since 2020)	President (since 2020) and Executive Managing Director of Merlone Geier Partners (2018-2019); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011)	Director, Terreno Realty Corporation (since 2018)
Gary Roughead (70)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security) (since 2012); Director, Maersk Line, Limited (shipping and transportation) (since 2016)
Mark E. Smith (70)	Trustee (since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (75)	Trustee (since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—
*	The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all seven series in the Dodge & Cox Funds complex and serves for an indefinite term.
Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.
PAGE 19 ■	Dodge & Cox Emerging Markets Stock Fund

Emerging Markets Stock Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of December 31, 2021, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

Annual Report	2021 December 31, 2021

Balanced Fund (dodbx)
ESTABLISHED 1931
12/21 BF AR               Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox Balanced Fund had a total return of 19.3% for the year ended December 31, 2021, compared to a return of 15.9% for the Combined Index (a 60/40 blend of stocks and fixed income securities).
Market Commentary
In 2021, the broad-based U.S. equity market posted exceptionally strong results: the S&P 500 was up 29%. However, it was a tale of two halves for the performance of value and growth stocks.a
During the first half of the year, U.S. value stocks appreciated significantly and outperformed growth stocks, reflecting investors’ expectations for a sustained economic recovery. The successful rollout of COVID-19 vaccines, unprecedented fiscal and monetary stimulus, healthy consumer balance sheets, and tightening labor markets created optimism about U.S. economic growth and helped propel stock market returns.
In the second half of 2021, however, value stocks underperformed as COVID-19 variants disrupted the economic rebound in the United States. While absolute returns were positive, investors expressed concerns about rising prices and wages, fading fiscal stimulus, and looming monetary tightening by the Federal Reserve. Strong consumer balance sheets and easy access to credit have supported consumer demand, but supply chain bottlenecks and labor market frictions have contributed to the highest inflation since the 1980s.
The U.S. investment-grade fixed income market delivered a –1.5% return for the year largely due to price declines associated with rising Treasury yields, which overwhelmed the modest income earned over the year. With data showing elevated and persistent inflation combined with a solid labor market, the Federal Open Market Committee announced plans to scale back the central bank’s monthly bond purchases and phase them out entirely by March 2022. At the same time, policymakers signaled they are likely to raise interest rates at least three times in 2022. The investment-grade Corporate sector returned –1.0%b, but outperformed comparable-durationc Treasuries by 1.6 percentage points due to solid credit fundamentals and continued investor demand.
Investment Strategy
We regularly assess the appropriate asset allocation for the Fund, which we set based on our long-term outlook for the Fund’s equity, fixed income, and hybrid securities (e.g., preferred stock). While we build the portfolio on a bottom-up basis, we also determine the optimal allocation by modeling expected return and risk (or variability of return) for each broad asset class and Fund holding. Reflecting our more positive outlook for equities than fixed income, the Fund holds 69.9% in equities, which is partially hedged by a 4.0% short S&P 500 futures notional position, 25.5% in fixed income securities, and 1.6% in preferred equity.d
We also regularly estimate the Fund’s “effective equity exposure” because common stock allocation is not always the best guide for measuring how the Fund’s portfolio risk compares to its 60/40 benchmark. The Fund’s equity positions, for example, are more pro-
cyclical than the S&P 500 benchmark. The Fund also has equity risk from its preferred stock holdings and credite tilt within the bond portfolio. In an attempt to hedge unwanted equity risk, the Fund holds a short S&P 500 futures position with a notional value of 4.0% of the Fund’s total net assets. We are excited about the prospects for the equity portfolio, but less optimistic about the return prospects of the overall U.S. equity market. In shorting equity index futures, we have been able to manage the overall equity exposure of the Fund while still maintaining idiosyncratic exposure to the companies we favor.
Equity Strategy
While the U.S. equity market is fully valued in our opinion, the Fund’s equity portfolio trades at a meaningful discount to both the broad-based and value indices (13.0 times forward earnings compared to 22.1 times for the S&P 500 and 16.9 times for the Russell 1000 Value). As a result of our bottom-up, disciplined decision-making process, the portfolio is overweight low-valuation stocks, which we believe are attractive given the currently wide valuation disparities between U.S. growth and value stocks. The portfolio is composed mostly of companies with strong franchises that should benefit from long-term economic growth in our view. In addition, the equity portfolio remains underweight higher-valuation growth stocks, which we believe are more at risk due to lofty expectations for future performance.
During 2021, we made gradual portfolio adjustments based on relative valuation changes. Many of the portfolio’s holdings in the Financials and Energy sectors performed strongly, and we trimmed American Express, Bank of America, Capital One, and Baker Hughes.f Despite these trims, the portfolio remains meaningfully overweight Financials and Energy. On December 31, these two sectors comprised 32.2% of the portfolio, compared to 13.4% of the S&P 500 and 25.8% of the Russell 1000 Value. The equity portfolio’s Financials holdings are inexpensive, well capitalized, and could return meaningful amounts of capital to shareholders in 2022. Higher interest rates could further propel earnings growth.
In Energy, oil prices rose 51% in 2021 as demand continued to rebound from pandemic-induced lows and exceeded supply throughout the year. Many energy companies have improved capital allocation by restraining spending on traditional oil and gas projects and returning more capital to shareholders. At current commodity prices, the portfolio’s energy holdings trade at attractive valuations and generate substantial free cash flow, which can be used for increased returns to shareholders.
While we reduced our exposure to Financials and Energy throughout the year, we added substantially to the portfolio’s holdings in the Health Care and Communication Services sectors. We selectively increased the portfolio’s exposure to businesses with attractive valuations and durable franchises.
Health Care
Our largest additions to the portfolio in 2021 were in Health Care. Based on our value-oriented approach and analysis of the fundamentals, we initiated two new equity positions in the sector—Elanco Animal Health and Regeneron Pharmaceuticals—and

PAGE 1 ■ Dodge & Cox Balanced Fund

added to the portfolio’s pharmaceutical holdings in GlaxoSmithKline, Novartis, Roche Holding, and Sanofi. In Biotechnology, we added substantially to Gilead Sciences, highlighted below, and Incyte.
Gilead Sciences
Gilead is a biopharmaceutical company that develops and commercializes antiviral drugs for HIV, hepatitis B, hepatitis C, and influenza. While Gilead has a stable legacy HIV franchise, the company has struggled to build a pipeline capable of delivering the next set of products to drive its long-term growth. The HIV business will face pressure in the mid-2020s as patents expire. Since becoming Chairman and CEO in March 2019, Dan O’Day has made significant changes to the management team, and the company has invested aggressively to find products capable of generating growth outside of the legacy business. In September 2020, Gilead announced its acquisition of Immunomedics for $21 billion. Immunomedics’ most commercially promising asset is Trodelvy, a differentiated oncology drug that management hopes will become the cornerstone of Gilead’s oncology franchise. At only nine times earnings, Gilead increases the portfolio’s exposure to innovation at an attractive price. Gilead was 2.1% of the equity portfolio on December 31.
Communications Services
In Communication Services, the portfolio’s holdings have demonstrated strong cash flow generation, high recurring revenues, and pricing power. In addition, their customers have utility-like demand for broadband services. We added meaningfully to Charter Communications, which exemplifies these attractive attributes.
Charter Communications
Charter (2.2% of the equity portfolio) is the second-largest cable operator in the United States, and has more than 27 million internet subscribers. We added to Charter based on its reasonable valuation and ability to generate cash flow, which has provided significant value to shareholders over the years via share repurchases. Over the last five years, Charter has returned over $35 billion of capital to shareholders via share buybacks, and we believe substantial capital return will continue going forward. Cable is a business with significant barriers to entry, healthy free cash flow generation, reasonable long-term growth prospects, and consistent pricing power.
Fixed Income Strategy
Over the course of the year, we made a number of incremental adjustments to the fixed income portfolio. In the first half of the year, as credit valuations became more challenged, we trimmed a number of credit holdings that had performed well and reached what we viewed as their full valuation. As the year unfolded, we also grew increasingly confident in the economic recovery and the prospects for a “normalization” of interest rates, particularly long rates. We expressed this growing conviction by reducing the portfolio’s duration, or interest rate sensitivity, to reflect our view that long-term interest rates are likely to rise by more than what is currently priced in the market.
The Credit Sector: Selectively Reducing Exposure at Rich Valuations
Credit trims within the portfolio were broad-based and bottom-up, but in our opinion, the individual securities generally exhibited some combination of a less compelling valuation, higher potential for volatility, or significant price risk given their long maturities. Examples of issuers we trimmed included Bank of America, Cox Communications, Exxon Mobil, and Wells Fargo
Despite reducing the portfolio’s credit exposure generally, we found a few idiosyncratic opportunities. For example, we added to T-Mobile U.S., the second largest wireless provider in the country, and in our opinion, an issuer with reasonably-priced securities and a solid foundation for credit improvement as the integration of Sprint’s customers and network assets continues. We purchased the company’s senior unsecured bonds (rated below investment grade) which we believe will perform well as the issuer’s ratings profile migrates towards fully investment grade.
Corporate fundamentals and the macroeconomic backdrop remain sound in our view, but spreads price in a minimal margin of error in the face of elevated event risk and uncertainty related to virus developments and tightening monetary policy. While current valuation levels have tempered our enthusiasm for the credit sector generally, we believe the long-term total return prospects for a thoroughly researched portfolio of credit issuers are attractive, particularly relative to other investment-grade fixed income sectors.
The Securitized Sector: Incremental Adjustments to Bolster Portfolio Yield
We adjusted the portfolio’s overall Agencyg MBS weighting and composition over the course of 2021 as valuations and our assessment of fundamentals changed. With mortgage spreads fairly tight, particularly in the first half of the year, we modestly reduced the portfolio’s Agency MBS weighting. At the same time, we sold certain higher-coupon securities, which offer less prepayment protection, and we added a mix of lower-coupon, lower loan balance pools.
We did not make any significant changes to the portfolio’s small position in AAA-rated asset-backed securities (ABS). The portfolio continues to hold floating rate ABS backed by 97% federally guaranteed student loans. These short-duration securities trade at attractive levels relative to ABS and MBS alternatives, and their floating rate coupon adds a defensive duration element to the portfolio.
Defensive Duration: Mitigating the Risk of Rising Rates over Time
We reduced the portfolio’s duration modestly during the year, primarily by selling longer-duration Treasuries and buying shorter-duration ones with less price risk. This adjustment reflects our growing discomfort with assuming significant interest rate/duration risk at today’s low yield levels given scarce income to offset price declines from even a small rise in interest rates. In our opinion, this represents an asymmetric and unfavorable tradeoff for fixed income investors.
Dodge & Cox Balanced Fund ■ PAGE 2

Our Rates Group regularly produces base, down, and up scenarios for the evolution of rates. In our base case, we are roughly aligned with market expectations for the short to intermediate part of the curve, which reflects the Fed’s hiking plans. However, we believe long-term interest rates are likely to rise by more than what is currently priced in the market. Given this outlook, we’ve positioned the portfolio in line with the Bloomberg U.S. Agg through the intermediate part of the yield curve, but underweight duration at the long end of the curve.
In Closing
We remain optimistic about the long-term outlook for our value-oriented Fund. While value stocks performed well in 2021, value has been out of favor for over a decade and large valuation disparities remain. In the coming years, we believe the equity portfolio is likely to benefit from higher interest rates and accelerating economic growth. Within the fixed income portfolio, we continue to seek opportunities to build yield through our bottom-up, research-driven investment approach.
We believe patience, persistence, and a long-term investment horizon are essential to investment success. We encourage our shareholders to take a similar view. Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President
February 1, 2022
(a)	Generally, stocks that have lower valuations are considered “value” stocks, while those with higher valuations are considered “growth” stocks.
(b)	Sector returns as calculated and reported by Bloomberg.
(c)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
(d)	Unless otherwise specified, all weightings for debt securities and hybrid securities include accrued interest and are as of December 31, 2021.
(e)	Credit securities refers to corporate bonds and government-related securities, as classified by Bloomberg.
(f)	The use of specific examples does not imply that they are more or less attractive investments than the portfolio’s other holdings.
(g)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example, Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
PAGE 3 ■ Dodge & Cox Balanced Fund

2021 Performance Review (unaudited)
The Fund outperformed the Combined Index by 3.4 percentage points in 2021. While the Fund’s lower allocation to fixed income and higher allocation to equities had a positive impact on relative results, the main contributor was the equity portfolio’s outperformance.
Equity Portfolio*
■	In Financials, the portfolio’s overweight position and holdings (up 50% versus up 35% for the S&P 500 sector) contributed significantly to results. Top performers included Capital One Financial, Wells Fargo, and Charles Schwab.
■	The portfolio’s higher weighting in Energy added to results. Occidental Petroleum performed well.
■	In Health Care, the portfolio’s holdings (up 15% versus up 26% for the S&P 500 sector) and higher weighting detracted. Sanofi, Novartis, and Bristol-Myers Squibb lagged.
Fixed Income Portfolio
■	Security selection within credit was significantly positive, led by energy-related issuers including Pemex, Rio Oil Finance Trust, Occidental Petroleum, and Kinder Morgan. Other credit issuers also performed well, such as Macy’s, State of Illinois, Ford Motor Credit, and Charter Communications.
■	Asset allocation was positive as the portfolio’s underweight to U.S. Treasuries and overweight to credit contributed to relative returns.
* Excludes the Fund's preferred equity securities.
Notice of Changes to Fund Investment Policies (unaudited)
Effective May 1, 2022, certain changes to the Dodge & Cox Balanced Fund’s investment policies, as described in the prospectus, will go into effect.  The Fund’s investment policy that it may invest up to 20% of its total assets in U.S. dollar-denominated equity or debt securities of non-U.S. issuers traded in the United States that are not in the S&P 500 Index will be revised as follows:
The Fund may invest up to 25% of its total assets in equity or debt securities of non-U.S. issuers that are not in the S&P 500 Index, but no more than 10% of the Fund’s total assets may be invested in non-U.S. dollar denominated securities.
In addition, the investment policy that a maximum of 20% of the Fund’s debt allocation may be invested in debt securities rated below investment grade will be revised as follows:
A maximum of 10% of the Fund’s total assets may be invested in debt securities rated below investment grade; provided no more than 5% of Fund’s total assets may be invested in securities rated below B3 or B- by Moody’s, S&P, or Fitch.
The Fund’s other investment policies will remain unchanged.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well- qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The U.S. Equity Investment Committee, which is responsible for determining the asset allocation of the Balanced Fund and managing the equity portion of the Balanced Fund, is a nine-member committee with an average tenure at Dodge & Cox of 23 years. The U.S. Fixed Income Investment Committee, which is responsible for managing the debt portion of the Balanced Fund, is an eight-member committee with an average tenure of 22 years.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom- up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.
Risks: The Fund is subject to market risk, meaning holdings in the Fund may decline in value for extended periods due to the financial prospects of individual companies or due to general market and economic conditions. The Fund also invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
Dodge & Cox Balanced Fund ■ PAGE 4

Growth of $10,000 Over 10 Years (unaudited)
For An Investment Made On December 31, 2011
Average Annual Total Return
For Periods Ended December 31, 2021
	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Balanced Fund	19.28%	10.56%	11.95%	8.29%
S&P 500 Index	28.71	18.47	16.55	9.52
Bloomberg U.S. Aggregate Bond Index	-1.54	3.57	2.90	4.33
Combined Index(a)	15.86	12.62	11.15	7.72
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include dividends and/or interest income but, unlike Fund returns, do not reflect fees or expenses.
S&P 500® is a trademark of S&P Global Inc. Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates.
(a) The Combined Index reflects an unmanaged portfolio (rebalanced monthly) of 60% of the S&P 500 Index, which is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market, and 40% of the Bloomberg U.S. Aggregate Bond Index (Bloomberg U.S. Agg), which is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade, taxable fixed income securities. The Fund may, however, invest up to 75% of its total assets in equity securities.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of the table below provides information about actual account values and expenses based on the Fund's actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example For Comparison With Other Mutual Funds
Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund's actual return). The amount under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended December 31, 2021	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,022.30	$2.65
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.58	2.65
*	Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
PAGE 5 ■ Dodge & Cox Balanced Fund

Portfolio Information (unaudited)	December 31, 2021
Asset Allocation	% of Net Assets
Common Stocks (a)	68.7
Debt Securities	25.4
Preferred Stocks	1.6
Equity-Linked Notes	1.2
Net Cash & Other(b)	3.1
Equity Sector Diversification (%)(c)	% of Net Assets
Financials	18.2
Health Care	15.5
Information Technology	13.4
Communication Services	10.3
Energy	4.8
Industrials	4.4
Consumer Discretionary	2.5
Consumer Staples	2.0
Materials	0.4
Fixed Income Sector Diversification (%)	% of Net Assets
Securitized	10.9
Corporate	8.3
U.S. Treasury	5.2
Government-Related	1.0
(a)	The Fund holds a short S&P 500 futures position with a notional value of approximately -4.0% of the Fund’s total net assets. This position is intended to reduce the exposure of the Fund’s equity allocation to a general downturn in the equity markets, but if the S&P 500 index increases in value, the position will cause a loss for the Fund, which could be in addition to losses suffered in respect to its stock holdings.
(b)	Net Cash & Other includes cash, short-term investments, unrealized gain (loss) on derivatives, receivables, and payables.
(c)	Includes direct and synthetic equity investments.
Dodge & Cox Balanced Fund ■ PAGE 6

Portfolio of Investments	December 31, 2021
Common Stocks: 68.7%
	Shares	Value
Communication Services: 9.6%
Media & Entertainment: 8.5%
Alphabet, Inc., Class A(a)	9,500	$ 27,521,880
Alphabet, Inc., Class C(a)	123,695	357,922,615
Charter Communications, Inc., Class A(a)	377,407	246,058,042
Comcast Corp., Class A	6,087,948	306,406,423
DISH Network Corp., Class A(a)	3,274,134	106,212,907
Fox Corp., Class A	3,325,933	122,726,928
Fox Corp., Class B	1,425,880	48,864,907
Meta Platforms, Inc., Class A(a)	203,800	68,548,130
News Corp., Class A	852,604	19,021,595
		1,303,283,427
Telecommunication Services: 1.1%
T-Mobile U.S., Inc.(a)	1,457,161	169,001,533
		1,472,284,960
Consumer Discretionary: 2.5%
Automobiles & Components: 1.0%
Honda Motor Co., Ltd. ADR (Japan)	5,374,000	152,890,300
Consumer Services: 0.6%
Booking Holdings, Inc.(a)	34,700	83,253,281
Retailing: 0.9%
Alibaba Group Holding, Ltd. ADR(a) (Cayman Islands/China)	289,800	34,425,342
Prosus NV ADR (Netherlands)	3,213,600	53,377,896
Qurate Retail, Inc., Series A	3,204,750	24,356,100
The Gap, Inc.	1,534,578	27,085,301
		139,244,639
		375,388,220
Consumer Staples: 2.0%
Food, Beverage & Tobacco: 2.0%
Anheuser-Busch InBev SA NV ADR (Belgium)	1,846,675	111,816,171
Imperial Brands PLC ADR (United Kingdom)	3,994,900	87,903,780
Molson Coors Beverage Company, Class B	2,398,314	111,161,854
		310,881,805
Energy: 4.8%
Baker Hughes Co., Class A	3,549,600	85,403,376
ConocoPhillips	1,478,324	106,705,426
Halliburton Co.	837,634	19,156,690
Hess Corp.	590,884	43,743,142
Occidental Petroleum Corp.	8,150,914	236,294,997
Occidental Petroleum Corp., Warrant(a)	1,381,001	17,414,423
Schlumberger, Ltd. (Curacao/United States)	2,849,921	85,355,134
The Williams Companies, Inc.	5,696,400	148,334,256
		742,407,444
Financials: 16.6%
Banks: 5.5%
Bank of America Corp.	5,094,600	226,658,754
Credicorp, Ltd. (Bermuda/Peru)	757,897	92,516,487
Truist Financial Corp.	1,405,584	82,296,943
Wells Fargo & Co.	9,181,806	440,543,052
		842,015,236
Diversified Financials: 9.0%
American Express Co.	292,700	47,885,720
Bank of New York Mellon Corp.	4,645,300	269,799,024

	Shares	Value
Capital One Financial Corp.	1,894,426	$ 274,862,268
Charles Schwab Corp.	4,679,900	393,579,590
Goldman Sachs Group, Inc.	596,100	228,038,055
State Street Corp.	1,825,800	169,799,400
		1,383,964,057
Insurance: 2.1%
Aegon NV, NY Shs (Netherlands)	8,638,257	42,672,990
Brighthouse Financial, Inc.(a)	772,118	39,995,712
Lincoln National Corp.	485,477	33,138,660
MetLife, Inc.	3,140,842	196,271,217
		312,078,579
		2,538,057,872
Health Care: 15.5%
Health Care Equipment & Services: 2.9%
Cigna Corp.	1,259,165	289,142,059
CVS Health Corp.	457,300	47,175,068
UnitedHealth Group, Inc.	234,472	117,737,770
		454,054,897
Pharmaceuticals, Biotechnology & Life Sciences: 12.6%
Alnylam Pharmaceuticals, Inc.(a)	400,400	67,899,832
BioMarin Pharmaceutical, Inc.(a)	1,199,700	105,993,495
Bristol-Myers Squibb Co.	2,845,400	177,410,690
Elanco Animal Health, Inc.(a)	1,930,600	54,790,428
Gilead Sciences, Inc.	3,206,480	232,822,513
GlaxoSmithKline PLC ADR (United Kingdom)	8,478,450	373,899,645
Incyte Corp.(a)	1,479,200	108,573,280
Novartis AG ADR (Switzerland)	2,192,200	191,751,734
Regeneron Pharmaceuticals, Inc.(a)	25,576	16,151,756
Roche Holding AG ADR (Switzerland)	4,213,500	217,795,815
Sanofi ADR (France)	7,558,665	378,689,116
		1,925,778,304
		2,379,833,201
Industrials: 4.4%
Capital Goods: 2.7%
Carrier Global Corp.	1,166,900	63,292,656
Johnson Controls International PLC (Ireland/United States)	2,191,214	178,167,610
Raytheon Technologies Corp.	2,020,300	173,867,018
		415,327,284
Transportation: 1.7%
FedEx Corp.	1,021,534	264,209,554
		679,536,838
Information Technology: 12.9%
Semiconductors & Semiconductor Equipment: 0.9%
Microchip Technology, Inc.	1,511,910	131,626,885
Software & Services: 5.6%
Cognizant Technology Solutions Corp., Class A	2,108,400	187,057,248
Fiserv, Inc.(a)	2,833,800	294,120,102
Micro Focus International PLC ADR (United Kingdom)	3,451,871	19,226,921
Microsoft Corp.	434,800	146,231,936
VMware, Inc., Class A(a)	1,778,133	206,050,052
		852,686,259
Technology, Hardware & Equipment: 6.4%
Cisco Systems, Inc.	3,365,100	213,246,387
Dell Technologies, Inc., Class C(a)	2,085,526	117,143,995
Hewlett Packard Enterprise Co.	8,075,170	127,345,431

PAGE 7 ■ Dodge & Cox Balanced Fund	See accompanying Notes to Financial Statements

Portfolio of Investments	December 31, 2021
Common Stocks (continued)
	Shares	Value
HP, Inc.	7,967,430	$ 300,133,088
II-VI, Inc.(a)	298,750	20,413,588
Juniper Networks, Inc.	3,698,629	132,078,042
TE Connectivity, Ltd. (Switzerland)	461,636	74,480,352
		984,840,883
		1,969,154,027
Materials: 0.4%
Celanese Corp.	223,732	37,600,400
LyondellBasell Industries NV, Class A (Netherlands)	294,800	27,189,404
		64,789,804
Total Common Stocks (Cost $6,471,907,904)		$10,532,334,171
Preferred Stocks: 1.6%
	Par Value/ Shares	Value
Financials: 1.6%
Banks: 1.6%
Bank of America Corp. 6.10%(b)(c)	16,008,000	$ 17,348,670
Bank of America Corp. 6.25%(b)(c)	8,170,000	8,792,963
Citigroup, Inc. 5.95%(b)(c)	5,175,000	5,330,250
Citigroup, Inc. 5.95%(b)(c)	48,477,000	51,870,390
Citigroup, Inc. 6.25%(b)(c)	45,886,000	51,750,231
JPMorgan Chase & Co. 6.10%(b)(c)	73,080,000	77,099,400
Wells Fargo & Co. 5.875%(b)(c)	27,987,000	30,575,797
		242,767,701
Total Preferred Stocks (Cost $225,786,926)		$242,767,701
Debt Securities: 25.4%
	Par Value	Value
U.S. Treasury: 5.2%
U.S. Treasury Note/Bond
0.625%, 8/15/30	$ 90,886,000	$ 84,758,295
0.875%, 11/15/30	14,803,000	14,073,837
0.375%, 12/31/25	31,210,000	30,251,756
0.50%, 2/28/26	152,600,000	148,266,398
0.25%, 3/15/24	39,630,000	39,156,298
0.75%, 4/30/26	151,000,000	148,009,492
0.75%, 5/31/26	4,505,000	4,412,436
0.875%, 6/30/26	89,385,000	87,967,409
0.125%, 6/30/23	8,937,000	8,876,605
0.125%, 7/31/23	42,030,000	41,699,999
0.625%, 7/31/26	24,785,000	24,100,508
0.75%, 8/31/26	2,805,000	2,742,216
0.375%, 9/15/24	5,390,000	5,313,782
0.25%, 9/30/23	45,272,000	44,953,681
0.75%, 11/15/24	56,440,000	56,122,525
1.25%, 11/30/26	54,000,000	53,966,250
		794,671,487
Government-Related: 1.0%
Agency: 0.5%
Petroleo Brasileiro SA (Brazil)
5.093%, 1/15/30	6,011,000	6,251,861
5.60%, 1/3/31	1,925,000	2,038,575
7.25%, 3/17/44	4,300,000	4,762,250
Petroleos Mexicanos (Mexico)
6.70%, 2/16/32(d)	18,224,000	18,406,240
6.625%, 6/15/35	9,425,000	9,055,493
6.375%, 1/23/45	20,125,000	17,478,562
6.75%, 9/21/47	11,625,000	10,317,187

	Par Value	Value
7.69%, 1/23/50	$ 12,325,000	$ 11,893,625
6.95%, 1/28/60	3,367,000	3,005,048
		83,208,841
Local Authority: 0.5%
L.A. Unified School District GO
5.75%, 7/1/34	3,000,000	3,904,936
New Jersey Turnpike Authority RB
7.102%, 1/1/41	12,436,000	19,511,090
State of California GO
7.30%, 10/1/39	15,730,000	24,677,462
State of Illinois GO
5.10%, 6/1/33	22,615,000	26,140,324
		74,233,812
		157,442,653
Securitized: 10.9%
Asset-Backed: 1.8%
Federal Agency: 0.0%*
Small Business Admin. - 504 Program
Series 2003-20J 1, 4.92%, 10/1/23	278,117	285,574
Series 2007-20F 1, 5.71%, 6/1/27	582,067	626,273
		911,847
Other: 0.4%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(d)	13,375,042	14,344,733
9.75%, 1/6/27(d)	23,458,244	26,859,689
8.20%, 4/6/28(d)	10,832,065	12,253,774
		53,458,196
Student Loan: 1.4%
Navient Student Loan Trust
USD LIBOR 1-Month
+0.55%, 0.70%, 2/25/70(d)	19,786,636	19,775,638
+1.30%, 1.403%, 3/25/66(d)	24,832,000	25,720,558
+0.80%, 0.903%, 7/26/66(d)	6,397,641	6,417,693
+1.15%, 1.253%, 7/26/66(d)	6,868,458	6,958,307
+1.05%, 1.153%, 12/27/66(d)	5,423,159	5,465,457
+0.75%, 0.853%, 3/25/67(d)	86,422,000	85,696,971
+1.00%, 1.103%, 2/27/68(d)	4,261,738	4,356,531
+0.70%, 0.803%, 2/25/70(d)	8,783,879	8,753,600
SLM Student Loan Trust
USD LIBOR 3-Month
+0.17%, 0.294%, 1/25/41	11,222,774	10,877,192
+0.55%, 0.674%, 10/25/64(d)	25,375,736	25,184,525
SMB Private Education Loan Trust (Private Loans)
Series 2018-B A2A, 3.60%, 1/15/37(d)	12,658,361	13,158,308
		212,364,780
		266,734,823
CMBS: 0.1%
Agency CMBS: 0.1%
Fannie Mae Multifamily DUS
Pool AL9086, 2.30%, 7/1/23(e)	349,268	354,945
Freddie Mac Multifamily Interest Only
Series K055 X1, 1.354%, 3/25/26(e)	10,182,437	501,425
Series K056 X1, 1.258%, 5/25/26(e)	4,472,931	210,193
Series K064 X1, 0.604%, 3/25/27(e)	9,020,147	255,534
Series K065 X1, 0.669%, 4/25/27(e)	43,512,005	1,385,970
Series K066 X1, 0.749%, 6/25/27(e)	37,364,145	1,349,578

See accompanying Notes to Financial Statements	Dodge & Cox Balanced Fund ■ PAGE 8

Portfolio of Investments	December 31, 2021
Debt Securities (continued)
	Par Value	Value
Series K069 X1, 0.362%, 9/25/27(e)	$232,396,987	$ 4,557,328
Series K090 X1, 0.705%, 2/25/29(e)	180,437,011	8,514,335
		17,129,308
		17,129,308
Mortgage-Related: 9.0%
Federal Agency CMO & REMIC: 1.6%
Dept. of Veterans Affairs
Series 1995-1 1, 5.978%, 2/15/25(e)	99,547	105,624
Series 1995-2C 3A, 8.793%, 6/15/25	34,125	37,754
Series 2002-1 2J, 6.50%, 8/15/31	3,274,941	3,606,225
Fannie Mae
Trust 2002-33 A1, 7.00%, 6/25/32	917,499	1,044,698
Trust 2009-30 AG, 6.50%, 5/25/39	757,356	876,279
Trust 2009-66 ET, 6.00%, 5/25/39	251,774	261,143
Trust 2001-T7 A1, 7.50%, 2/25/41	692,263	806,457
Trust 2001-T5 A3, 7.50%, 6/19/41(e)	350,841	405,188
Trust 2001-T4 A1, 7.50%, 7/25/41	720,251	842,929
Trust 2001-T8 A1, 7.50%, 7/25/41	662,068	770,143
Trust 2001-W3 A, 7.00%, 9/25/41(e)	426,442	459,383
Trust 2001-T10 A2, 7.50%, 12/25/41	463,972	524,293
Trust 2013-106 MA, 4.00%, 2/25/42	5,034,915	5,266,145
Trust 2002-W6 2A1, 7.00%, 6/25/42(e)	729,768	788,630
Trust 2002-W8 A2, 7.00%, 6/25/42	1,009,770	1,186,364
Trust 2003-W2 1A2, 7.00%, 7/25/42	685,252	804,307
Trust 2003-W2 1A1, 6.50%, 7/25/42	1,610,744	1,840,152
Trust 2003-W4 4A, 5.933%, 10/25/42(e)	801,316	903,851
Trust 2012-121 NB, 7.00%, 11/25/42	898,155	1,064,965
Trust 2004-T1 1A2, 6.50%, 1/25/44	656,506	751,208
Trust 2004-W2 5A, 7.50%, 3/25/44	1,105,008	1,262,393
Trust 2004-W8 3A, 7.50%, 6/25/44	184,454	215,411
Trust 2005-W4 1A2, 6.50%, 8/25/45	2,011,191	2,297,563
Trust 2009-11 MP, 7.00%, 3/25/49	1,899,072	2,245,919
USD LIBOR 1-Month
+0.55%, 0.652%, 9/25/43	3,018,216	3,064,494
Freddie Mac
Series 16 PK, 7.00%, 8/25/23	178,945	184,680
Series T-48 1A4, 5.538%, 7/25/33	16,183,835	18,344,287
Series T-51 1A, 6.50%, 9/25/43(e)	118,382	144,369
Series T-59 1A1, 6.50%, 10/25/43	5,629,769	6,449,566
Series 4281 BC, 4.50%, 12/15/43(e)	17,118,443	18,876,944
USD LIBOR 1-Month
+0.61%, 0.72%, 9/15/43	6,793,407	6,924,872
Ginnie Mae
USD LIBOR 1-Month
+0.62%, 0.701%, 9/20/64	2,605,237	2,622,520
+0.70%, 0.781%, 1/20/70	21,194,848	21,578,144
+0.65%, 0.731%, 1/20/70	25,883,034	26,284,348
USD LIBOR 12-Month
+0.30%, 0.634%, 1/20/67	16,992,522	16,841,785
+0.23%, 0.458%, 10/20/67	15,987,633	15,796,976
+0.23%, 0.458%, 10/20/67	9,497,930	9,386,395
+0.06%, 0.402%, 12/20/67	23,028,839	22,642,931
+0.08%, 0.361%, 5/20/68	5,482,399	5,379,463
+0.25%, 0.495%, 6/20/68	18,057,878	17,854,526
+0.28%, 0.591%, 11/20/68	24,448,385	24,224,929
+0.25%, 0.584%, 12/20/68	2,605,688	2,574,464
		247,542,717

	Par Value	Value
Federal Agency Mortgage Pass-Through: 7.4%
Fannie Mae, 15 Year
4.50%, 1/1/25 - 1/1/27	$ 1,947,342	$ 2,030,994
3.50%, 1/1/27 - 12/1/29	3,627,048	3,816,082
Fannie Mae, 20 Year
4.00%, 11/1/30 - 2/1/37	17,426,724	18,846,352
4.50%, 1/1/31 - 12/1/34	27,552,044	29,756,539
3.50%, 4/1/36 - 4/1/37	10,989,599	11,610,408
Fannie Mae, 30 Year
6.50%, 12/1/28 - 8/1/39	7,701,384	8,740,555
5.50%, 7/1/33 - 8/1/37	4,767,973	5,411,203
6.00%, 9/1/36 - 8/1/37	6,912,984	7,909,389
7.00%, 8/1/37	189,029	223,719
4.50%, 3/1/40	740,622	818,819
5.00%, 12/1/48 - 3/1/49	5,849,636	6,401,891
2.50%, 6/1/50 - 10/1/50	160,516,286	164,932,850
2.00%, 9/1/50 - 12/1/50	109,112,794	109,287,162
Fannie Mae, 40 Year
4.50%, 6/1/56	19,000,427	21,282,663
Fannie Mae, Hybrid ARM
1.988%, 9/1/34(e)	297,465	300,435
1.599%, 12/1/34(e)	327,317	328,166
1.95%, 1/1/35(e)	424,324	437,255
1.722%, 1/1/35(e)	494,307	512,398
1.784%, 8/1/35(e)	258,720	259,263
2.009%, 5/1/37(e)	535,210	536,696
2.045%, 7/1/39(e)	172,327	173,116
2.03%, 11/1/40 - 12/1/40(e)	1,308,338	1,362,571
1.80%, 11/1/43(e)	1,394,480	1,449,071
1.915%, 4/1/44(e)	2,701,895	2,805,267
1.85%, 11/1/44 - 12/1/44(e)	6,945,774	7,193,532
2.842%, 9/1/45(e)	707,225	734,008
2.717%, 12/1/45(e)	2,368,842	2,460,583
2.636%, 1/1/46(e)	3,603,621	3,736,919
2.951%, 4/1/46(e)	2,452,534	2,539,267
2.522%, 12/1/46(e)	4,560,843	4,702,210
3.168%, 6/1/47(e)	2,555,362	2,666,378
3.054%, 7/1/47(e)	4,229,777	4,403,409
2.671%, 8/1/47(e)	5,356,407	5,555,720
3.296%, 1/1/49(e)	2,341,960	2,440,349
Freddie Mac, Hybrid ARM
2.211%, 5/1/34(e)	432,036	439,823
2.375%, 10/1/35(e)	749,888	796,578
1.768%, 4/1/37(e)	811,550	846,972
2.051%, 9/1/37(e)	665,555	699,674
2.114%, 1/1/38(e)	148,471	149,247
2.444%, 2/1/38(e)	712,612	756,307
2.189%, 7/1/38(e)	70,026	74,060
1.99%, 10/1/38(e)	304,740	305,912
2.056%, 10/1/41(e)	243,486	255,106
2.054%, 8/1/42(e)	889,763	932,459
1.865%, 5/1/44 - 6/1/44(e)	3,630,414	3,767,768
1.86%, 5/1/44(e)	392,924	407,042
1.87%, 6/1/44(e)	875,719	908,039
1.981%, 1/1/45(e)	3,368,681	3,494,406
2.722%, 10/1/45(e)	2,026,165	2,089,083
2.807%, 10/1/45(e)	2,160,275	2,243,379
3.229%, 7/1/47(e)	2,452,581	2,556,487
3.273%, 1/1/49(e)	7,902,364	8,215,856
3.69%, 3/1/49(e)	1,659,617	1,715,974
Freddie Mac Gold, 15 Year
4.50%, 9/1/24 - 9/1/26	1,298,161	1,355,641
Freddie Mac Gold, 20 Year
6.50%, 10/1/26	1,032,151	1,139,040

PAGE 9 ■ Dodge & Cox Balanced Fund	See accompanying Notes to Financial Statements

Portfolio of Investments	December 31, 2021
Debt Securities (continued)
	Par Value	Value
4.50%, 4/1/31 - 6/1/31	$ 3,643,955	$ 3,939,523
Freddie Mac Gold, 30 Year
7.47%, 3/17/23	6,724	6,770
6.50%, 12/1/32 - 4/1/33	2,394,943	2,730,840
7.00%, 11/1/37 - 9/1/38	2,108,223	2,442,730
5.50%, 12/1/37	180,541	206,916
6.00%, 2/1/39	579,065	656,817
4.50%, 9/1/41 - 6/1/42	14,702,393	16,172,341
Freddie Mac Pool, 30 Year
2.50%, 6/1/50 - 2/1/51	153,317,051	157,702,726
2.00%, 9/1/50	94,177,391	94,320,423
Ginnie Mae, 30 Year
7.50%, 11/15/24 - 10/15/25	114,225	118,494
UMBS TBA, 30 Year
2.50%, 2/1/51(f)	377,940,000	384,629,591
		1,131,741,263
		1,379,283,980
		1,663,148,111
Corporate: 8.3%
Financials: 2.1%
Bank of America Corp.
3.004%, 12/20/23(c)	15,589,000	15,911,217
4.20%, 8/26/24	5,825,000	6,243,579
4.45%, 3/3/26	3,970,000	4,370,801
4.25%, 10/22/26	2,970,000	3,277,104
4.183%, 11/25/27	7,925,000	8,671,083
Barclays PLC (United Kingdom)
4.836%, 5/9/28	4,525,000	4,984,638
BNP Paribas SA (France)
4.375%, 9/28/25(d)	8,223,000	8,909,037
4.625%, 3/13/27(d)	9,775,000	10,834,759
Boston Properties, Inc.
3.80%, 2/1/24	5,000,000	5,229,133
3.65%, 2/1/26	9,941,000	10,649,708
2.75%, 10/1/26	15,000,000	15,608,095
3.25%, 1/30/31	5,850,000	6,129,040
Capital One Financial Corp.
3.50%, 6/15/23	3,449,000	3,573,965
4.20%, 10/29/25	10,175,000	11,083,235
Citigroup, Inc.
USD LIBOR 3-Month
+ 6.37%, 6.499%, 10/30/40(b)	37,080,925	41,419,393
HSBC Holdings PLC (United Kingdom)
4.30%, 3/8/26	11,462,000	12,559,828
6.50%, 5/2/36	17,805,000	24,190,320
6.50%, 9/15/37	3,265,000	4,517,283
JPMorgan Chase & Co.
1.04%, 2/4/27(c)	17,500,000	16,937,397
8.75%, 9/1/30(b)	25,692,000	38,774,809
2.956%, 5/13/31(c)	3,300,000	3,416,733
UniCredit SPA (Italy)
7.296%, 4/2/34(c)(d)	23,425,000	28,063,848
Unum Group
6.75%, 12/15/28	8,417,000	10,440,167
Wells Fargo & Co.
4.10%, 6/3/26	3,376,000	3,679,681
4.30%, 7/22/27	16,645,000	18,544,721
2.572%, 2/11/31(c)	12,005,000	12,255,439
		330,275,013
Industrials: 5.7%
AbbVie, Inc.
3.80%, 3/15/25	7,000,000	7,451,337
4.05%, 11/21/39	10,550,000	12,104,332

	Par Value	Value
AT&T, Inc.
3.50%, 9/15/53	$ 39,285,000	$ 39,634,442
3.65%, 9/15/59	6,687,000	6,753,128
Bayer AG (Germany)
4.375%, 12/15/28(d)	10,100,000	11,281,089
British American Tobacco PLC (United Kingdom)
2.259%, 3/25/28	2,725,000	2,655,336
2.726%, 3/25/31	5,415,000	5,254,832
3.734%, 9/25/40	1,100,000	1,056,592
3.984%, 9/25/50	3,525,000	3,388,381
Burlington Northern Santa Fe LLC(g)
5.72%, 1/15/24	1,490,099	1,546,250
5.629%, 4/1/24	4,057,581	4,214,716
5.342%, 4/1/24	2,325,987	2,407,937
Cemex SAB de CV (Mexico)
7.375%, 6/5/27(d)	5,000,000	5,505,050
5.20%, 9/17/30(d)	6,400,000	6,872,000
3.875%, 7/11/31(d)	7,050,000	7,024,127
Charter Communications, Inc.
4.50%, 6/1/33(d)	4,000,000	4,080,920
4.25%, 1/15/34(d)	5,850,000	5,755,391
6.55%, 5/1/37	11,000,000	14,390,981
6.75%, 6/15/39	6,160,000	8,392,631
6.484%, 10/23/45	29,977,000	40,936,207
5.75%, 4/1/48	3,700,000	4,614,116
Cigna Corp.
4.125%, 11/15/25	10,000,000	10,936,168
4.50%, 2/25/26	4,000,000	4,418,253
7.875%, 5/15/27	17,587,000	22,733,913
Coca-Cola Co.
3.45%, 3/25/30	6,400,000	7,085,354
Cox Enterprises, Inc.
3.85%, 2/1/25(d)	14,626,000	15,557,026
3.35%, 9/15/26(d)	14,932,000	15,849,104
3.50%, 8/15/27(d)	3,550,000	3,813,380
CVS Health Corp.
4.30%, 3/25/28	2,538,000	2,848,111
4.78%, 3/25/38	4,600,000	5,599,345
5.05%, 3/25/48	4,725,000	6,177,644
Dillard's, Inc.
7.875%, 1/1/23	8,660,000	9,166,494
7.75%, 7/15/26	50,000	59,619
7.75%, 5/15/27	540,000	639,388
7.00%, 12/1/28	15,135,000	17,690,733
Dow, Inc.
7.375%, 11/1/29	3,353,000	4,511,385
9.40%, 5/15/39	3,286,000	5,887,265
Elanco Animal Health, Inc.
5.272%, 8/28/23	2,500,000	2,660,038
5.90%, 8/28/28	6,175,000	7,163,000
Exxon Mobil Corp.
4.227%, 3/19/40	5,545,000	6,545,909
4.327%, 3/19/50	4,532,000	5,564,623
FedEx Corp.
4.25%, 5/15/30	3,575,000	4,065,165
5.25%, 5/15/50	4,100,000	5,484,970
Ford Motor Credit Co. LLC(g)
5.596%, 1/7/22	9,425,000	9,431,598
4.25%, 9/20/22	4,243,000	4,319,374
4.14%, 2/15/23	5,166,000	5,288,951
4.375%, 8/6/23	3,405,000	3,542,630
3.81%, 1/9/24	12,838,000	13,316,088
3.375%, 11/13/25	9,350,000	9,713,902

See accompanying Notes to Financial Statements	Dodge & Cox Balanced Fund ■ PAGE 10

Portfolio of Investments	December 31, 2021
Debt Securities (continued)
	Par Value	Value
2.70%, 8/10/26	$ 12,700,000	$ 12,811,125
HCA Healthcare, Inc.
4.125%, 6/15/29	2,700,000	2,971,016
Imperial Brands PLC (United Kingdom)
4.25%, 7/21/25(d)	19,225,000	20,640,831
3.875%, 7/26/29(d)	21,150,000	22,400,465
Kinder Morgan, Inc.
5.50%, 3/1/44	20,643,000	25,305,866
5.40%, 9/1/44	15,719,000	19,116,704
Macy's, Inc.
6.70%, 7/15/34(d)	2,539,000	2,862,570
Microchip Technology, Inc.
.983%, 9/1/24(d)	19,714,000	19,351,803
Occidental Petroleum Corp.
2.90%, 8/15/24	7,900,000	8,069,850
3.20%, 8/15/26	15,450,000	15,921,534
Oracle Corp.
1.65%, 3/25/26	13,990,000	13,881,829
2.80%, 4/1/27	6,350,000	6,546,753
3.60%, 4/1/50	8,288,000	8,115,103
Prosus NV(g) (Netherlands)
4.85%, 7/6/27(d)	14,200,000	15,848,336
3.68%, 1/21/30(d)	3,750,000	3,859,351
3.061%, 7/13/31(d)	30,375,000	29,608,891
TC Energy Corp. (Canada)
5.625%, 5/20/75(b)(c)	20,570,000	21,598,500
5.30%, 3/15/77(b)(c)	28,160,000	29,110,400
5.50%, 9/15/79(b)(c)	6,850,000	7,312,375
Telecom Italia SPA (Italy)
5.303%, 5/30/24(d)	14,663,000	15,432,221
7.20%, 7/18/36	11,596,000	13,295,510
7.721%, 6/4/38	8,212,000	9,651,358
The Williams Companies, Inc.
3.50%, 11/15/30	6,400,000	6,802,610
T-Mobile U.S., Inc.
2.25%, 2/15/26(d)	6,800,000	6,817,000
3.375%, 4/15/29(d)	6,500,000	6,623,110
3.875%, 4/15/30	7,975,000	8,722,684
3.50%, 4/15/31(d)	6,525,000	6,788,480
4.375%, 4/15/40	2,675,000	3,058,019
4.50%, 4/15/50	1,775,000	2,077,466
3.40%, 10/15/52(d)	6,050,000	6,022,088
Ultrapar Participacoes SA (Brazil)
5.25%, 10/6/26(d)	12,050,000	12,727,933
5.25%, 6/6/29(d)	11,350,000	11,701,964
Union Pacific Corp.
6.176%, 1/2/31	4,494,011	5,245,664
Verizon Communications, Inc.
4.272%, 1/15/36	11,847,000	13,896,352
VMware, Inc.
.60%, 8/15/23	4,050,000	4,021,595
1.40%, 8/15/26	19,765,000	19,424,673
4.65%, 5/15/27	4,775,000	5,370,078
Vodafone Group PLC (United Kingdom)
7.00%, 4/4/79(b)(c)	16,900,000	20,440,172
Zoetis, Inc.
4.50%, 11/13/25	4,095,000	4,507,953
		873,349,457
Utilities: 0.5%
Dominion Energy, Inc.
5.75%, 10/1/54(b)(c)	22,950,000	24,486,828
Enel SPA (Italy)

	Par Value	Value
6.80%, 9/15/37(d)	$ 13,700,000	$ 19,497,861
6.00%, 10/7/39(d)	4,447,000	5,907,456
The Southern Co.
4.00%, 1/15/51(b)(c)	14,800,000	15,133,000
3.75%, 9/15/51(b)(c)	7,500,000	7,500,000
		72,525,145
		1,276,149,615
Total Debt Securities (Cost $3,780,740,638)		$3,891,411,866
Equity-Linked Notes: 1.2%
	Shares	Value
Communication Services: 0.7%
Media & Entertainment: 0.7%
Meta Platforms, Inc., 1/25/2022(a)(d)(h)	325,000	$106,924,984
Information Technology: 0.5%
Software & Services: 0.5%
Microsoft Corp., 1/25/2022(a)(d)(h)	280,000	69,992,372
Total Equity-Linked Notes (Cost $141,851,545)		$176,917,356
Short-Term Investments: 5.2%
	Par Value/ Shares	Value
Repurchase Agreements: 4.8%
Fixed Income Clearing Corporation(i) 0.000%, dated 12/31/21, due 1/3/22, maturity value $732,917,000	$732,917,000	$ 732,917,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	61,506,663	61,506,663
Total Short-Term Investments (Cost $794,423,663)		$ 794,423,663
Total Investments In Securities (Cost $11,414,710,676)	102.1%	$15,637,854,757
Other Assets Less Liabilities	(2.1)%	(317,681,500)
Net Assets	100.0%	$15,320,173,257

PAGE 11 ■ Dodge & Cox Balanced Fund	See accompanying Notes to Financial Statements

Portfolio of Investments	December 31, 2021
(a)	Non-income producing
(b)	Hybrid security: characteristics of both a debt and equity security.
(c)	Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.
(d)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(e)	Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.
(f)	The security was purchased on a to-be-announced (TBA) when-issued basis.
(g)	Subsidiary (see below)
(h)	Equity-linked notes issued by Goldman Sachs. The Meta Platforms, Inc. and Microsoft Corp. equity-linked notes provide exposure to the price of their underlying common stock, subject to a cap of $340.00 and $250.00 respectively.
(i)	Repurchase agreement is collateralized by U.S. Treasury Notes 0.75%, 12/31/23. Total collateral value is $747,575,471.
*	Rounds to 0.0%.
In determining a company’s country designation, the Fund generally references the country of incorporation. In cases where the Fund considers the country of incorporation to be a “jurisdiction of convenience” chosen primarily for tax purposes or in other limited circumstances, the Fund uses the country designation of an appropriate broad-based market index. In those cases, two countries are listed—the country of incorporation and the country designated by an appropriate index, respectively.
Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.
Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.
ADR: American Depositary Receipt
ARM: Adjustable Rate Mortgage
CMBS: Commercial Mortgage-Backed Security
CMO: Collateralized Mortgage Obligation
DUS: Delegated Underwriting and Servicing
GO: General Obligation
RB: Revenue Bond
REMIC: Real Estate Mortgage Investment Conduit

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Index— Short Position	(2,573)	3/18/22	$(612,181,025)	$(29,160,176)
Written Call Options Contracts
Common Stocks	Counterparty	Number of Shares	Notional Amount	Exercise Price	Expiration Date	Value
Bank of America Corp.	Goldman Sachs	(4,400,000)	$(195,756,000)	$ 50.00	1/20/23	$(11,903,197)
Booking Holdings, Inc.	Barclays	(33,000)	(79,174,590)	3,000.00	1/20/23	(4,290,670)
ConocoPhillips	Barclays	(1,400,000)	(101,052,000)	70.00	1/20/23	(14,252,021)
Goldman Sachs Group, Inc.	Barclays	(250,000)	(95,637,500)	440.00	6/17/22	(1,819,044)
Occidental Petroleum Corp.	JPMorgan	(4,000,000)	(115,960,000)	37.00	1/20/23	(12,338,480)
Schlumberger, Ltd.	Barclays	(2,800,000)	(83,860,000)	37.50	1/20/23	(6,463,330)
						$(51,066,742)
See accompanying Notes to Financial Statements	Dodge & Cox Balanced Fund ■ PAGE 12

Statement of Assets and Liabilities
December 31, 2021
Assets:
Investments in securities, at value (cost $11,414,710,676)	$15,637,854,757
Deposits with broker for options contracts	52,780,000
Cash pledged as collateral for TBAs	2,590,000
Cash denominated in foreign currency (cost $1,089,173)	1,089,173
Deposits with broker for futures contracts	29,589,500
Receivable for variation margin for futures contracts	1,768,938
Receivable for investments sold	335,434,059
Receivable for Fund shares sold	6,277,134
Dividends and interest receivable	38,466,657
Prepaid expenses and other assets	35,236
16,105,885,454
Liabilities:
Options written, at value (premiums received $55,475,251)	51,066,742
Payable for investments purchased	721,591,954
Payable for Fund shares redeemed	5,891,789
Management fees payable	6,468,718
Accrued expenses	692,994
785,712,197
Net Assets	$15,320,173,257
Net Assets Consist of:
Paid in capital	$10,943,460,408
Distributable earnings	4,376,712,849
$15,320,173,257
Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	140,030,988
Net asset value per share	$ 109.41
Statement of Operations
Year Ended December 31, 2021
Investment Income:
Dividends (net of foreign taxes of $4,343,147)	$ 194,817,164
Interest	116,714,099
311,531,263
Expenses:
Management fees	76,398,402
Custody and fund accounting fees	243,906
Transfer agent fees	1,839,464
Professional services	316,492
Shareholder reports	150,199
Registration fees	141,015
Trustees fees	383,108
Miscellaneous	563,632
80,036,218
Net Investment Income	231,495,045
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities (Note 6)	1,804,114,069
Futures contracts	(179,466,015)
Foreign currency transactions	30,789
Net change in unrealized appreciation/depreciation
Investments in securities	787,488,652
Futures contracts	(3,281,864)
Options written	4,408,509
Net realized and unrealized gain	2,413,294,140
Net Change in Net Assets From Operations	$2,644,789,185
Statement of Changes in Net Assets
	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
Operations:
Net investment income	$ 231,495,045	$ 310,171,962
Net realized gain (loss)	1,624,678,843	823,188,896
Net change in unrealized appreciation/depreciation	788,615,297	(310,826,238)
	2,644,789,185	822,534,620
Distributions to Shareholders:
Total distributions	(1,530,839,991)	(975,104,073)
Fund Share Transactions:
Proceeds from sale of shares	1,632,585,779	782,441,953
Reinvestment of distributions	1,455,126,636	919,867,584
Cost of shares redeemed	(2,991,715,523)	(3,186,075,999)
Net change from Fund share transactions	95,996,892	(1,483,766,462)
Total change in net assets	1,209,946,086	(1,636,335,915)
Net Assets:
Beginning of year	14,110,227,171	15,746,563,086
End of year	$15,320,173,257	$14,110,227,171
Share Information:
Shares sold	14,234,543	8,410,405
Distributions reinvested	13,461,551	9,827,469
Shares redeemed	(26,300,256)	(34,586,852)
Net change in shares outstanding	1,395,838	(16,348,978)
PAGE 13 ■ Dodge & Cox Balanced Fund	See accompanying Notes to Financial Statements

Notes to Financial Statements
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Balanced Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on June 26, 1931, and seeks regular income, conservation of principal, and an opportunity for long-term growth of principal and income. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation    The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Portfolio holdings for which market quotes are readily available are valued at market value. Listed securities, for example, are generally valued using the official quoted close price or the last sale on the exchange that is determined to be the primary market for the security.
Debt securities, certain preferred stocks, equity-linked notes and derivatives traded over-the-counter are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions    Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Dividend income and corporate action transactions are recorded on the ex-dividend date, or when the Fund first learns of the dividend/corporate action if the ex-dividend date has passed. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends characterized as return of capital for U.S. tax purposes are recorded as a reduction of cost of investments and/or realized gain.
Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Foreign taxes    The Fund may be subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the associated dividend is recorded. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund records a reclaim receivable based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. In consideration of recent decisions rendered by European

Dodge & Cox Balanced Fund ■ PAGE 14

Notes to Financial Statements
courts, the Fund has filed for additional reclaims related to prior years. A corresponding receivable is established when both the amount is known and significant contingencies or uncertainties regarding collectability are removed. These amounts, if any, are reported in dividends and interest receivable in the Statement of Assets and Liabilities. During the year ended December 31, 2021, the Fund received $5,540,334 in reclaims and interest related to EU reclaims, which is reported in dividend income and interest income in the Statement of Operations. Expenses incurred related to filing EU reclaims are recorded on the accrual basis in professional services in the Statement of Operations. Expenses that are contingent upon successful EU reclaims are recorded in professional services in the Statement of Operations once the amount is known.
Repurchase agreements    Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
Equity-linked note    An equity-linked note is a structured security with a return linked to one or more underlying reference equity securities. Changes in the market value of equity-linked notes are recorded as unrealized appreciation or depreciation and realized gains or losses are recorded upon the sale or maturity of the notes in the Statement of Operations within investments in securities. The risks of investing in equity-linked notes include unfavorable price movements in the underlying securities and the credit risk of the issuing financial institution. Equity-linked notes may be more volatile and less liquid than other investments held by the Fund.
To-Be-Announced securities    The Fund may purchase mortgage-related securities on a to-be-announced (“TBA”) basis at a fixed price, with payment and delivery on a scheduled future date beyond the customary settlement period for such securities. The Fund may choose to extend the settlement through a “dollar roll” transaction in which it sells the mortgage-related securities to a dealer and simultaneously agrees to purchase similar securities for future delivery at a predetermined price. The Fund accounts for TBA dollar rolls as purchase and sale transactions.
Indemnification     Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■	Level 1: Unadjusted quoted prices in active markets for identical securities
■	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2021:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Common Stocks
Communication Services	$ 1,472,284,960	$ —
Consumer Discretionary	375,388,220	—
Consumer Staples	310,881,805	—
Energy	742,407,444	—
Financials	2,538,057,872	—
Health Care	2,379,833,201	—
Industrials	679,536,838	—
Information Technology	1,969,154,027	—
Materials	64,789,804	—
Preferred Stocks
Financials	—	242,767,701
Equity-Linked Notes
Communication Services	—	106,924,984
Information Technology	—	69,992,372
Debt Securities
U.S. Treasury	—	794,671,487
Government-Related	—	157,442,653
Securitized	—	1,663,148,111
Corporate	—	1,276,149,615
Short-Term Investments
Repurchase Agreements	—	732,917,000
Money Market Fund	61,506,663	—
Total Securities	$10,593,840,834	$5,044,013,923
Other Investments
Futures Contracts
Depreciation	$ (29,160,176)	$ —
Written Call Option Contracts	—	(51,066,742)
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or

PAGE 15 ■ Dodge & Cox Balanced Fund

Notes to Financial Statements
to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Covered equity call options written     In return for the payment of an upfront premium, the buyer of a an equity call option has the right (but not the obligation) to buy a referenced stock at a predetermined strike price or to receive a payment equal to the profit from buying at the strike price or selling at the market price. If the Fund writes an equity call option, it records the premium it receives as a liability in the Statement of Assets and Liabilities. The liability is adjusted daily to reflect the current market value of the option. If an option is exercised, the premium is added to the proceeds from the sale of the underlying reference stock in determining realized gain or loss. If an option expires unexercised, the premium received is treated as a realized gain. If an option is closed, the difference between the premium received and the cost of the closing transaction is treated as realized gain or loss. Changes in the value of an open equity call option written are recorded as unrealized appreciation or depreciation and any realized gains or losses are recorded at the closing or expiration of the option in the Statement of Operations.
If the Fund writes a covered equity call option, it foregoes the opportunity to gain from increases in the price of the underlying stock above the sum of the premium and the strike price, but retains the risk of loss should the price of the underlying stock decline.
The Fund wrote over-the-counter covered equity call options referencing single stocks in order to express its opinion about the future value of the stock.
Futures contracts    Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker. Subsequent payments (referred to as "variation margin") to and from the clearing broker are made on a daily basis based on changes in the market value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains and losses on futures contracts are recorded in the Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used short equity index futures contracts to reduce the exposure of the Fund’s equity allocation to a general downturn in the equity markets.
Additional derivative information    The following identifies the location on the Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
Equity Derivatives
Liabilities
Futures contracts(a)	$29,160,176
Options written	51,066,742
$80,226,918
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Statement of Operations, categorized by primary underlying risk exposure.
Equity Derivatives
Net realized gain (loss)
Futures contracts	$(179,466,015)
Net change in unrealized appreciation/depreciation
Futures contracts	$ (3,281,864)
Options written	4,408,509
$ 1,126,645
The following summarizes the range of volume in the Fund's derivative instruments during the year ended December 31, 2021.
Derivative		% of Net Assets
Futures contracts	USD notional value	3-7%
Options written	USD delta adjusted notional value	0-3%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the

Dodge & Cox Balanced Fund ■ PAGE 16

Notes to Financial Statements
Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of December 31, 2021.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount(b)
Barclays	$—	$(26,825,065)	$26,825,065	$—
Goldman Sachs	—	(11,903,197)	11,903,197	—
JPMorgan	—	(12,338,480)	12,338,480	—
	$—	$(51,066,742)	$51,066,742	$—
(a)	Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund's Statement of Assets and Liabilities.
(b)	Represents the net amount receivable from (payable to) the counterparty in the event of a default.
Note 4: Related Party Transactions
Management fees    Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund.
Fund officers and trustees    All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, foreign currency realized gain (loss), redemptions in-kind, certain corporate action transactions, derivatives, and distributions.
Distributions during the years noted below were characterized as follows for federal income tax purposes:
	Year Ended December 31, 2021	Year Ended December 31, 2020
Ordinary income	$ 269,242,523	$ 363,084,389
	($2.018 per share)	($2.559 per share)
Long-term capital gain	$ 1,261,597,468	$ 612,019,684
	($9.598 per share)	($4.482 per share)
At December 31, 2021, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$ 2,681,520
Undistributed long-term capital gain	102,914,824
Deferred loss(a)	(5,802,028)
Net unrealized appreciation	4,276,918,533
Total distributable earnings	$4,376,712,849
At December 31, 2021, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$11,336,184,557
Unrealized appreciation	4,582,523,874
Unrealized depreciation	(305,605,341)
Net unrealized appreciation	4,276,918,533
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
(a)	Represents capital loss incurred between November 1, 2021 and December 31, 2021. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2022.
Note 6: Redemptions In-Kind
During the year ended December 31, 2021, the Fund distributed securities and cash as payment for redemptions of Fund shares. For financial reporting purposes, the Fund realized a net gain of $271,862,264 attributable to the redemptions in-kind. For tax purposes, no capital gain on the redemptions in-kind was recognized.
Note 7: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the period.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the period ended December 31, 2021, the Fund’s commitment fee amounted to $84,845 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the period.

PAGE 17 ■ Dodge & Cox Balanced Fund

Notes to Financial Statements
Note 8: Purchases and Sales of Investments
For the year ended December 31, 2021, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $2,921,336,697 and $4,641,165,241, respectively. For the year ended December 31, 2021, purchases and sales of U.S. government securities aggregated $4,296,194,559 and $3,846,043,794, respectively.
Note 9: New Accounting Guidance
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.
Note 10: Subsequent Events
On February 9, 2022, the Fund's Board of Trustees approved a name change of the existing shares of the Fund to "Class I" planned for May 2022. The Board also approved the public offering of a new class of shares, Class X, of the Fund planned for May 2022. Fund management has determined that no other material events or transactions occurred subsequent to December 31, 2021, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

Financial Highlights
Selected data and ratios (for a share outstanding throughout each period)	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$101.78	$101.60	$93.27	$107.00	$103.35
Income from investment operations:
Net investment income	1.74	2.19 (a)	2.48	2.20	2.28
Net realized and unrealized gain (loss)	17.51	5.03	15.35	(7.00)	10.45
Total from investment operations	19.25	7.22	17.83	(4.80)	12.73
Distributions to shareholders from:
Net investment income	(1.75)	(2.22)	(2.46)	(2.01)	(2.29)
Net realized gain	(9.87)	(4.82)	(7.04)	(6.92)	(6.79)
Total distributions	(11.62)	(7.04)	(9.50)	(8.93)	(9.08)
Net asset value, end of year	$109.41	$101.78	$101.60	$93.27	$107.00
Total return	19.28%	7.85%	19.62%	(4.61)%	12.59%
Ratios/supplemental data:
Net assets, end of year (millions)	$15,320	$14,110	$15,747	$14,181	$16,387
Ratio of expenses to average net assets	0.52%	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	1.51%	2.29% (a)	2.46%	2.06%	2.12%
Portfolio turnover rate	49%	54%	35%	24%	19%
(a)	Net investment income per share includes significant amounts received for EU reclaims related to prior years, which amounted to approximately $0.28 per share. Excluding such amounts, the ratio of net investment income to average net assets would have been 1.73% and total return would have been approximately 1.55%.
See accompanying Notes to Financial Statements
Dodge & Cox Balanced Fund ■ PAGE 18

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Balanced Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Dodge & Cox Balanced Fund (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
San Francisco, California
February 18, 2022
We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.
PAGE 19 ■ Dodge & Cox Balanced Fund

Special 2021 Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code:
The Fund designates $1,321,971,591 as long-term capital gain distributions in 2021.
The Fund designates $199,431,124 of its distributions paid to shareholders in 2021 as qualified dividends (treated for federal income tax purposes in the hands of shareholders as taxable at a maximum rate of 20%).
For shareholders that are corporations, the Fund designates 52% of its ordinary dividends paid to shareholders in 2021 as dividends from domestic corporations eligible for the corporate dividends received deduction, provided that the shareholder otherwise satisfies applicable requirements to claim that deduction.
For shareholders that are corporations, the Fund designates 33% of its ordinary dividends paid to shareholders in 2021 as Section 163(j) interest dividends.
Funds' Liquidity Risk Management Program
(unaudited)
The Funds have adopted and implemented a written liquidity risk management program (“Program”) as required by Rule 22e-4 under the Investment Company Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit.
The Funds’ Board of Trustees has approved the appointment of a Liquidity Risk Management Committee including representatives from Dodge & Cox’s Legal, Compliance, Treasury, Operations, Trading, and Portfolio Management departments, which is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.
The Liquidity Risk Management Committee performed an initial assessment of the liquidity risk of the Dodge & Cox Emerging Markets Stock Fund prior to its launch in May, 2021. The Committee refreshed its assessment of all of lthe Funds’ liquidity risk profiles and considered the adequacy and effectiveness of the Program’s operations for the 12 months ended September 30, 2021 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 15, 2021. The report concluded that (i) the Funds had adequate liquidity to operate effectively throughout the covered period; (ii) each Fund’s investment strategy continues to be appropriate for an open end fund;
and (iii) the Funds’ Program is reasonably designed to assess and manage its liquidity risk.
Board Approval of Funds' Investment Management Agreements and Management Fees
(unaudited)
The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 15, 2021, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2022 with respect to each Fund (other than the Emerging Markets Stock Fund, whose investment management agreement was approved at a meeting of the Board of Trustees held on June 2, 2020 and entered into on January 8, 2021). During the course of the year, the Board received extensive information and materials relating to the investment management and administrative services provided by Dodge & Cox and the performance of each of the Funds.
Information Received
Over the past several years, the Board has requested, received, and discussed a number of special presentations on topics relevant to their annual consideration of the proposed renewal of the Funds’ Agreements, including, in 2021, special presentations relating to asset management industry trends and the competitive landscape for the Funds, fund distribution channels, mutual fund fee litigation trends, an update on economies of scale, an update on Environmental, Social, and Governance-related asset management trends, Dodge & Cox’s evolving risk management practices, and equity trading costs. In addition to the foregoing and in advance of the meetings referred to below, the Board, including the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Broadridge to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Broadridge. The Broadridge materials included information regarding advisory and administrative fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as performance comparisons to each Fund’s peer group and to a broad-based securities index or combination of indices. The Broadridge materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, management fee revenue, and separate account fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data, and the investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed memoranda and related materials addressing, among other things, Dodge & Cox’s services to the
Dodge & Cox Balanced Fund ■ PAGE 20

Funds; how Dodge & Cox Funds’ fees compare to fees of peer group funds; the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; and the ways in which the Funds realize economies of scale. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and helpful in answering questions about all issues. The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating mutual fund management arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with its independent legal counsel on November 11, 2021 and again on December 15, 2021 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and reasonable and voted to approve the Agreements. In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described herein.
Nature, Quality, and Extent of the Service
The Board considered that Dodge & Cox provides a range of services to the Funds in addition to portfolio management, including regulatory compliance, trading desks, proxy voting, transfer agent and custodian oversight, administration, regulatory agency filings, tax compliance and filings, web site, and anti-money laundering. The nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s consistency in investment approach and depth; the background and experience of the Dodge & Cox U.S. Equity Investment Committee, International Equity Investment Committee, Global Equity Investment Committee, U.S. Fixed Income Investment Committee, and Global Fixed Income Investment Committee, and research analysts responsible for managing the Funds; Dodge & Cox’s methods for assessing the regulatory and investment climate in various jurisdictions; its overall level of attention to its core investment management function; and its commitment to the Funds and their shareholders. The Board reviewed information from Dodge & Cox describing conflicts of interest between the Funds and Dodge & Cox or its other clients, and how Dodge & Cox addresses those conflicts. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, that its investment professionals adhere to a consistent investment approach across the Funds, and that it employs a deliberate, thoughtful approach with respect to the development of new products. The Board further considered the “Gold” analyst rating awarded by Morningstar to all of the Funds (other than the Balanced Fund, which has a “Bronze” rating, and the Emerging Markets Stock Fund, which is too new to be rated). The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.
Investment Performance
The Board reviewed each Fund’s recent and long-term investment performance (including periods of outperformance and underperformance), as compared to relevant indices and the performance of such Fund’s peer group and broader Morningstar category. In assessing the performance of the Funds, the Board considered the Funds’ relative outperformance over the past year. The Board also reviewed the Funds’ investment returns over various periods and concluded that the volatility and underperformance of certain Funds during certain recent periods was consistent with Dodge & Cox’s long-term approach and active investment style. The Board compared the short- and long-term investment performance of the equity funds to both their primary performance benchmarks as well as value-oriented indices, in recognition of the significant performance divergence between value and growth stocks that has persisted for much of the last several years. The Board considered that the recent outperformance as well as the previous underperformance of certain Funds are both the result of a value-oriented investment management process that emphasizes a long-term investment horizon, independent research, a team approach, price discipline, low cost, and low portfolio turnover. The Board concluded that Dodge & Cox has delivered long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.
Costs and Ancillary Benefits
Costs of Services to Funds: Fees and Expenses     The Board considered each Fund’s management fee rate and net expense ratio relative to (1) a broad category of other mutual funds with similar portfolio characteristics and share class and expense structures and (2) a smaller group of peers selected by Broadridge based on investment style, share class characteristics, and asset levels. The Board also considered the management fees charged by Dodge & Cox to other clients. In particular, the Board noted that the management fee rate paid by each Fund compares favorably to its broad category and is competitive within the Fund’s peer group. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the cost of most third-party research, reimbursement for shareholder recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that the Broadridge report shows that the net expense ratio of every Fund (taking into account, in the case of the Global Bond Fund, voluntary expense reimbursements by Dodge & Cox) is in the least expensive quartile compared to its broad Morningstar category and four of the six Funds are in the least expensive quartile of their respective Broadridge peer groups (with the Balanced Fund and the Income in the second-lowest quartile of their peer groups). The Board noted the Funds’ unusual single-share-class structure and reviewed Broadridge data (including asset-weighted average expense ratios) showing that most of the peer group funds offer several different classes of shares, with different
PAGE 21 ■ Dodge & Cox Balanced Fund

expense ratios, to different categories of investors, and that the Broadridge expense comparisons described above generally compare the net expense ratio of each Dodge & Cox Fund’s single share class to one of the least expensive share classes of the peer fund, even though those share classes are often not available to retail investors. On an asset-weighted basis, each Fund, other than the Income Fund, ranks in the least expensive quartile of its Broadridge peer group (taking into account, in the case of the Global Bond Fund, voluntary expense reimbursements by Dodge & Cox). The Income Fund has the lowest weighted average expenses of the funds in the second least expensive quartile of its peer group. The Board noted that the Funds provide access for small investors to quality investment management at a relatively low cost.
The Board also considered that the Funds are priced to scale, i.e., management fee rates begin at relatively low levels. Even without breakpoints, the Funds’ management fee rates are lower than those of many peer funds whose fee schedules include breakpoints. With respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the Board noted that the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. The Board reviewed information regarding the fee rates Dodge & Cox charges to sub-advised funds and separate accounts that have investment programs similar to those of the Funds, including instances where sub-advised funds or separate account fees are lower than Fund fees. The Board considered the differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, as well as material differences in regulatory, litigation, and other risks as between the Dodge & Cox Funds and other types of clients. The Board noted that different markets exist for mutual fund, sub-advisory, and institutional separate account management services and that a comparison of Fund fee rates and sub-advised and separate account fee rates must consider the fact that sub-advised and separate account clients bear additional costs and responsibilities that are included in the cost of a Fund. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.
Profitability and Costs of Services to Dodge & Cox; Fall-out Benefits     The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the scope and quality of the services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect a focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals. The Board also considered that Dodge & Cox has in the past closed some of the Funds to new investors to proactively manage growth in those Funds. While these actions are intended to benefit existing Fund shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders. The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are acceptable. The Board also noted that Dodge & Cox continues to invest in its business to provide enhanced services, systems, and research capabilities, all of which benefit the Funds. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability, and long-term investment performance.
The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the level of Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee and expense structure and the fact that Dodge & Cox builds economies of scale into the Funds’ fee structures by charging low fees from a fund’s inception and keeping overall expenses down as a Fund grows, as compared to other fund complexes that employ fee “breakpoints” only after a fund reaches a certain scale. An assessment of economies of scale must also take into account that Dodge & Cox invests time and resources in each new Fund for months (and sometimes years) prior to launch; in addition, in a Fund’s early periods of operations, expenses are capped, which means that Dodge & Cox subsidizes the operations of a new Fund for a period of time until it reaches scale. The Board also observed that, while total Fund assets have grown over the long term, this growth has not been continuous or evenly distributed across all of the Funds (and indeed that certain Funds have experienced net outflows over the past several years). In addition, the Board noted that Dodge & Cox has shared the benefits of scale with the Funds by adding services to the Funds over time, and that Dodge & Cox’s internal costs of providing investment management, technology, administrative, legal, and compliance services to the Funds continue to increase. For example, Dodge & Cox has continued to increase its global research staff and investment resources over the years to add new capabilities for the benefit of Fund shareholders and to address the increased complexity of investing globally. In addition, Dodge & Cox has made expenditures in other staff, technology, and infrastructure to enable it to integrate credit and equity analyses, incorporate additional quantitative and macroeconomic analyses into its processes, and implement its strategy in a more effective manner. Over the last ten years, Dodge & Cox has increased its spending on research, investment management, client servicing, legal and compliance support, investment operations capabilities, cybersecurity, technology infrastructure, third-party research, data services, and computer systems for trading, operations, compliance, accounting, and communications at a rate that has outpaced the Funds’ growth rate during the same period. The Board also observed that, even without fee breakpoints, the Funds are competitively priced in a competitive market and that having a low fee from inception provides shareholders with the benefits of scale even while a Fund
Dodge & Cox Balanced Fund ■ PAGE 22

remains relatively small. The Board also noted that there are certain diseconomies of scale associated with managing large funds, insofar as certain of the costs and risks associated with portfolio management increase disproportionately as assets grow.
Conclusion
Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the management fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that Dodge & Cox’s services have provided value for Fund shareholders over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
PAGE 23 ■ Dodge & Cox Balanced Fund

Dodge & Cox Funds — Executive Officer & Trustee Information
Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past Five Years and Other Relevant Experience	Other Directorships of Public Companies Held by Trustees
Interested Trustees and Executive Officers
Charles F. Pohl (63)	Chairman and Trustee (since 2014)	Chairman and Director of Dodge & Cox; Chief Investment Officer (until January 2022) and member of U.S. Equity Investment Committee (USEIC) and Emerging Markets Equity Investment Committee (EMEIC), Global Equity Investment Committee (GEIC) (until 2021), International Equity Investment Committee (IEIC) (until 2021) and U.S. Fixed Income Investment Committee (USFIIC)(until 2019)	—
Dana M. Emery (60)	President (since 2014) and Trustee (since 1993)	Chief Executive Officer, President, and Director of Dodge & Cox; member of U.S. Fixed Income Investment Committee (USFIIC) and Global Fixed Income Investment Committee (GFIIC)	—
Diana S. Strandberg (62)	Senior Vice President (since 2006)	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of GEIC, IEIC, EMEIC, USEIC (until (until 2020), GFIIC (until 2018)	—
Roberta R.W. Kameda (61)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017) of Dodge & Cox	—
Shelly Chu (48)	Treasurer (since 2021)	Vice President (since 2020) and Financial Oversight and Control Analyst (since 2017) of Dodge & Cox; Head of Fund Administration at RS Investments (2014-2016); Treasurer of RS Funds (2014-2016); Chief Financial Officer of RS Funds Distributor, LLC (2014-2016)	—
Katherine M. Primas (47)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer of Dodge & Cox	—
Independent Trustees
Caroline M. Hoxby (55)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (72)	Trustee (since 2002)	Senior Counsel of Arnold & Porter (law firm) (2013-2018); Partner of Arnold & Porter (until 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (61)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Alphabet Inc. (internet information services) (since 2005); Director, Netflix, Inc. (internet television) (since 2010); Director, Arista Networks (cloud networking) (since 2013); Director, Blend (software company) (since 2019), Director, Bumble (online dating) (since 2020)
Robert B. Morris III (69)	Trustee (since 2011)	Advisory Director, The Presidio Group (2005-2016); Partner and Managing Director—Global Investment Research at Goldman Sachs (until 2001)	—
Gabriela Franco Parcella (53)	Trustee (since 2020)	President (since 2020) and Executive Managing Director of Merlone Geier Partners (2018-2019); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011)	Director, Terreno Realty Corporation (since 2018)
Gary Roughead (70)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security) (since 2012); Director, Maersk Line, Limited (shipping and transportation) (since 2016)
Mark E. Smith (70)	Trustee (since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (75)	Trustee (since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—
*	The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all seven series in the Dodge & Cox Funds complex and serves for an indefinite term.
Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.
Dodge & Cox Balanced Fund ■ PAGE 24

Balanced Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of December 31, 2021, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

Annual Report	2021 December 31, 2021

Income Fund (dodix)
ESTABLISHED 1989
12/21 IF AR               Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox Income Fund had a total return of –0.9% for the year ended December 31, 2021, compared to a return of –1.5% for the Bloomberg U.S. Aggregate Bond Index (Bloomberg U.S. Agg).
Market Commentary
The U.S. investment-grade fixed income market delivered a modest negative return in 2021 largely due to price declines associated with rising Treasury yields, which overwhelmed the income earned over the year. This marked only the fourth negative calendar year return for the Bloomberg U.S. Aggregate Bond Index since its inception in 1976.
Though Treasury yields ended the year higher, markets fluctuated throughout the year. At the beginning of 2021, the world was dealing with a brutal winter COVID surge, vaccinations were just starting, and the economic recovery from the initial pandemic shock was still gathering steam. Monetary and fiscal policy were in full stimulus mode, yields and risk premiums were low, and inflation was rising, but widely seen as “transitory.”
As the year progressed, vaccinations became more widespread, the economy grew rapidly, and the unemployment rate declined. Meanwhile, inflation remained high and was no longer being called “transitory” by policymakers. The Federal Reserve pivoted forcefully, announcing plans to immediately scale back its monthly bond purchases and phase them out entirely by March 2022. At the same time, the majority of Federal Open Market Committee members forecast at least three interest rate hikes in 2022, representing a significant shift from early fall when only half of the members expected at least one hike during the year.
The investment-grade Corporate sector returned –1.0%a, but outperformed comparable-durationb Treasuries by 1.6 percentage points. Spreads on corporate bonds ended June at their narrowest level since 2005 before widening out modestly in the second half of the year. Nevertheless, spreads remain well inside their long-term average due to solid credit fundamentals and continued investor demand. Meanwhile, Agencyc MBS returned –1.0% and underperformed comparable-duration Treasuries by 0.7 percentage points. Several factors weighed on the MBS sector, including large swings in interest rates, elevated prepayment levels, and the Fed's plans to halt its MBS purchases sooner than previously expected
Investment Strategy
After two calendar years of exceptionally strong returns, the fixed income market made an abrupt turn in 2021. Despite generating a negative absolute return, we are pleased with the Income Fund’s strong relative performance over the past twelve months, as well as over longer periods. As always, we encourage shareholders to maintain a long-term view.
Over the course of the year, we made a number of incremental adjustments to fine tune and optimize the portfolio. In the first half of the year, as credit valuations became less attractive, we “right-sized” the portfolio from a credit risk perspective. In our tried and true, issuer-by-issuer style, we trimmed a number of creditd holdings that had performed well and reached what we viewed as their full valuation. We invested the proceeds of these sales in U.S. Treasuries as we await more compelling opportunities. As the year unfolded, we also grew increasingly confident in the economic recovery and the prospects for a “normalization” of interest rates, particularly long rates, from their then very low levels. We expressed this growing conviction by reducing the Fund’s duration, or interest rate sensitivity, to reflect our view that long-term interest rates are likely to rise by more than what is currently priced in the market.
The Credit Sector: Selectively Reducing Exposure at Rich Valuations
In light of the tighter spread valuation environment, we reduced the Fund’s credit exposure by nearly eight percentage points to 38% as of December 31.e This represents a significant reduction from the Fund’s recent peak credit weighting of 53% in the middle of 2020, a time when valuation opportunities within Credit were abundant, and the portfolio’s large allocation strongly benefited subsequent performance. Credit trims were broad-based and bottom-up, but in our opinion, the individual securities generally exhibited some combination of a less compelling valuation, higher potential for volatility, or significant price risk given their long maturities. For example, we trimmed Bank of America, Cox Communications, Exxon Mobil, and Wells Fargo.f
Despite reducing the Fund’s credit exposure generally, we found a few idiosyncratic opportunities. For example, we added to T-Mobile U.S., the second-largest wireless provider in the country, and in our opinion, an issuer with reasonably-priced securities and a solid foundation for credit improvement as the integration of Sprint’s customers and network assets continues. We purchased the company’s senior unsecured bonds (rated below investment grade) which we believe will perform well as the issuer’s ratings profile migrates towards fully investment grade. Similarly, we added to senior unsecured bonds issued by Charter Communications, primarily in the below investment-grade portion of the capital structure, which we believe were mispriced relative to the company’s senior secured debt (which is a large, long-held position in the Fund). We also established a new position in VMware, a large provider of IT infrastructure, when the company issued investment-grade debt to pre-finance a special cash dividend associated with its spin-off from Dell Technologies.
Corporate fundamentals and the macroeconomic backdrop remain sound in our view, but spreads price in a minimal margin of error in the face of elevated event risk and uncertainty related to virus developments and tightening monetary policy. While current valuation levels have tempered our enthusiasm for the credit sector generally, the Fund remains overweight credit relative to the Bloomberg U.S. Agg. We believe the long-term total return prospects for a thoroughly researched and fundamentally strong portfolio of credit issuers are attractive, particularly relative to other investment-grade fixed income sectors. As a byproduct of our bottom-up underwriting and expertise in less-understood areas of the universe (e.g., non-financial hybrids, non-U.S. domiciled issuers, certain below investment-grade securities), the Fund’s credit portfolio is substantially differentiated from the market. For example, it features a higher yield premium (171 basis pointsg versus 87 basis points) and a shorter duration (6.7 years versus 8.4 years) compared to the broad investment-grade Credit Index.h
The Securitized Sector: Incremental Adjustments to Bolster Portfolio Yield
We adjusted the Fund’s overall Agency MBS weighting and composition over the course of 2021 as valuations and our assessment of fundamentals changed. With mortgage spreads fairly tight, particularly in the first half of the year, we reduced the portfolio's Agency MBS weighting by four percentage points to 35% as of December 31. This was achieved by trimming a number of securities

PAGE 1 ■	Dodge & Cox Income Fund

whose relative pricing, in our view, was no longer attractive. At the same time, we sold certain higher-coupon securities, which offer less prepayment protection, and we added a mix of lower-coupon, lower loan balance pools. We also added to the portfolio’s TBA (to-be-announced) dollar roll position, which remains an attractive opportunity in our view. Even with the Fed tapering its monthly asset purchases, we believe that the TBA holdings’ specialness (i.e., yield above the cash market) will persist in the short term given strong demand (especially from banks) and relatively constrained supply
We favor low coupon, low loan balance Agency MBS because we believe they offer attractive prepayment protection for two main reasons. First, given the low initial note rates of the mortgages underlying these MBS, attractive refinancing options for borrowers are likely to be muted. Second, low loan balance borrowers may lack sufficient financial incentives needed to offset the upfront fixed costs of refinancing, adding additional prepayment protection to the portfolio’s position.
The housing market had a banner year with the Case-Shiller Indexi up 19% year-over-year through November. Even so, credit standards remain reasonably tight. Housing affordability metrics are mixed as the median housing price to median household income ratio is in mid-2000s bubble territory, although mortgage payments are historically low compared to both income and rents. Meanwhile, the “refi wave” spurred by the record-low mortgage rate environment in 2020/21 appears to have crested, and prepayment speeds have fallen to pre-COVID levels.
We did not make any significant changes to the Fund’s 5% position in AAA-rated asset-backed securities (ABS). The portfolio continues to hold floating rate ABS backed by 97% federally guaranteed student loans. These short-duration securities trade at attractive levels relative to ABS and MBS alternatives, and their floating rate coupon adds a defensive duration element to the portfolio. Fundamentals for the consumer remain favorable with low leverage and ABS charge-offs at multi-decade lows, though credit metrics could weaken moderately in 2022 as interest rates rise and the impact of the federal government’s pandemic relief packages fades away.
Defensive Duration: Mitigating the Risk of Rising Rates over Time
We reduced the Fund’s portfolio duration during the year from 4.9 to 4.7 years, primarily by selling longer-duration Treasuries and buying shorter-duration ones with less price risk. We made this adjustment because we grew increasingly uncomfortable with assuming significant interest rate/duration risk at a time when there is little income to offset even a small rise in rates. Market interest rate risk, as measured by the Bloomberg U.S. Agg’s duration, at 6.8 years, has never been higher. For perspective, it was 5.0 years in 2010 and 6.2 years at the end of 2020.
Our Rates Group regularly produces base, down, and up scenarios for the evolution of rates. In our base case, we are roughly aligned with market expectations for the short to intermediate part of the curve, which reflects the Fed’s hiking plans. However, we believe long-term interest rates are likely to rise by more than what is currently priced in the market. Given this outlook, we’ve positioned the portfolio in line with the Bloomberg U.S. Agg through the intermediate part of the yield curve, but significantly underweight to the long end of the curve. Moreover, the balance of risks for inflation and interest rates over our investment horizon appears tilted to the upside.
In Closing
With Treasury yields low by historical standards and credit spreads relatively tight, we expect intermediate-term returns from fixed income to be unremarkable. That said, we are optimistic about the long-term prospects for the portfolio, and we believe bonds continue to serve a vital defensive role in a diversified portfolio, providing liquidity, income, downside protection, and low correlation to riskier asset classes.
In our opinion, the current rich valuation environment makes careful issuer selection and an acute focus on downside risk all the more critical. In addition, the Fed’s policy stance could cause market volatility to increase, presenting an advantage for nimble, active investors. With the portfolio’s substantial dry powder available to deploy quickly, we continue to look for attractive long-term investment opportunities through our bottom-up, research-driven approach.
Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President
February 1, 2022
(a)	Sector returns as calculated and reported by Bloomberg.
(b)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
(c)	The U.S. Government does not guarantee the Fund’s shares, yield, or net asset value. The agency guarantee (by, for example,Ginnie Mae, Fannie Mae, or Freddie Mac) does not eliminate market risk.
(d)	Credit securities refers to corporate bonds and government-related securities, as classified by Bloomberg, as well as Rio Oil Finance Trust, an asset-backed security that we group as a credit investment.
(e)	Unless otherwise specified, all weightings include accrued interest and weightings and characteristics are as of December 31, 2021.
(f)	The use of specific examples does not imply that they are more or less attractive investments than the Fund’s other holdings.
(g)	One basis point is equal to 1/100th of 1%.
(h)	Credit Index refers to the Bloomberg U.S. Credit Index.
(i)	The S&P/Case-Shiller U.S. National Home Price Index.
Dodge & Cox Income Fund ■	PAGE 2

2021 Performance Review (unaudited)
The Fund outperformed the Bloomberg U.S. Agg by 0.6 percentage points in 2021.
Key Contributors to Relative Results
■	Security selection within credit was significantly positive, led by energy-related issuers including Pemex, Rio Oil Finance Trust, Occidental Petroleum, and Kinder Morgan. Other credit issuers also performed well, such as Macy’s, State of Illinois, Ford Motor Credit, and Charter Communications.
■	Asset allocation was positive as the Fund’s underweight to U.S. Treasuries and overweight to credit contributed to relative returns.
■	The Fund’s below-benchmark duration position (79%* of the Bloomberg U.S. Agg’s duration) contributed to relative returns.
Key Detractors from Relative Results
■	The positive contribution from the Fund’s below-benchmark duration position was offset by the Fund’s key rate duration positioning (e.g., underweight to the 20+ year key rates), which detracted from relative returns.
* Figures cited in this section denote positioning at the beginning of the period.
Notice of Changes to Fund Investment Policies (unaudited)
Effective May 1, 2022, the Dodge & Cox Income Fund’s investment policy, as described in the prospectus, that it may invest up to 25% of its total assets in U.S. dollar-denominated securities of non-U.S. issuers, including emerging markets issuers, will be revised as follows:
The Fund may invest up to 30% of its total assets in U.S. dollar-denominated securities of non-U.S. issuers, including emerging market issuers.
The Fund’s other investment policies will remain unchanged.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The U.S. Fixed Income Investment Committee, which is the decision-making body for the Income Fund, is an eight-member committee with an average tenure at Dodge & Cox of 22 years.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom- up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.
Risks: The Fund invests in individual bonds whose yields and market values fluctuate, so that an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Please read the prospectus and summary prospectus for specific details regarding the Fund’s risk profile.
PAGE 3 ■	Dodge & Cox Income Fund

Growth of $10,000 Over 10 Years (unaudited)
For An Investment Made On December 31, 2011
Average Annual Total Return
For Periods Ended December 31, 2021
	1 Year	5 Years	10 Years	20 Years
Dodge & Cox Income Fund	-0.91%	4.37%	4.07%	4.99%
Bloomberg U.S. Aggregate Bond Index	-1.54	3.57	2.90	4.33
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund’s website at dodgeandcox.com or call 800-621-3979 for current performance figures.
The Fund’s total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg U.S. Aggregate Bond Index (Bloomberg U.S. Agg) is a widely recognized, unmanaged index of U.S. dollar-denominated, investment-grade fixed income securities.
Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended December 31, 2021	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 996.70	$2.11
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.09	2.14
*	Expenses are equal to the Fund’s annualized expense ratio of 0.42%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
Dodge & Cox Income Fund ■	PAGE 4

Portfolio Information (unaudited)	December 31, 2021
Sector Diversification (%)	% of Net Assets
Securitized	40.9
Corporate	32.1
U.S. Treasury	24.9
Government-Related	4.5
Net Cash & Other(a)	(2.4)
(a)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables. Assets to cover payables for forward settle TBA mortgage security purchases are invested in short-maturity U.S. Treasuries.
PAGE 5 ■	Dodge & Cox Income Fund

Portfolio of Investments	December 31, 2021
Debt Securities: 102.4%
	Par Value	Value
U.S. Treasury: 24.9%
U.S. Treasury Note/Bond
0.125%, 7/31/22	$2,208,460,000	$ 2,206,907,188
0.625%, 8/15/30	707,297,000	659,609,707
0.25%, 8/31/25	500,000,000	484,355,470
0.875%, 11/15/30	130,367,000	123,945,407
0.625%, 11/30/27	500,000,000	478,886,720
0.375%, 11/30/25	200,000,000	193,960,938
0.125%, 12/31/22	500,000,000	498,456,935
0.375%, 12/31/25	900,000,000	872,367,192
0.50%, 2/28/26	500,000,000	485,800,780
0.25%, 3/15/24	800,000,000	790,437,504
0.75%, 3/31/26	300,000,000	294,304,686
0.375%, 4/15/24	1,000,000,000	989,960,940
0.75%, 4/30/26	1,000,000,000	980,195,310
0.125%, 4/30/23	2,060,000,000	2,048,975,786
0.25%, 5/15/24	1,200,000,000	1,183,640,628
0.125%, 5/31/23	500,000,000	496,894,530
0.75%, 5/31/26	300,000,000	293,835,936
0.875%, 6/30/26	899,000,000	884,742,417
0.125%, 6/30/23	711,830,000	707,019,588
0.125%, 7/31/23	500,000,000	496,074,220
0.75%, 8/31/26	2,000,000,000	1,955,234,380
1.25%, 11/30/26	770,000,000	769,518,750
		17,895,125,012
Government-Related: 4.5%
Agency: 2.6%
Petroleo Brasileiro SA (Brazil)
5.093%, 1/15/30	274,213,000	285,200,715
7.25%, 3/17/44	18,890,000	20,920,675
6.90%, 3/19/49	149,524,000	159,243,060
6.75%, 6/3/50	78,270,000	81,889,988
Petroleos Mexicanos (Mexico)
6.70%, 2/16/32(a)	416,401,000	420,565,010
6.625%, 6/15/35	189,761,000	182,321,420
6.50%, 6/2/41	53,502,000	47,998,517
6.375%, 1/23/45	135,151,000	117,378,643
6.75%, 9/21/47	66,966,000	59,432,325
6.35%, 2/12/48	60,056,000	51,407,936
7.69%, 1/23/50	360,372,000	347,758,980
6.95%, 1/28/60	80,170,000	71,551,725
		1,845,668,994
Local Authority: 1.9%
L.A. Unified School District GO
5.75%, 7/1/34	6,030,000	7,848,922
6.758%, 7/1/34	183,745,000	255,898,942
New Jersey Turnpike Authority RB
7.414%, 1/1/40	40,655,000	65,443,488
7.102%, 1/1/41	146,837,000	230,375,521
State of California GO
7.50%, 4/1/34	80,146,000	122,648,321
7.30%, 10/1/39	183,965,000	288,607,070
State of Illinois GO
5.10%, 6/1/33	356,525,000	412,101,650
		1,382,923,914
		3,228,592,908
Securitized: 40.9%
Asset-Backed: 5.7%
Federal Agency: 0.0%*
Small Business Admin. - 504 Program
Series 2002-20A 1, 6.14%, 1/1/22	527	528
Series 2002-20L 1, 5.10%, 12/1/22	37,205	37,757
Series 2003-20G 1, 4.35%, 7/1/23	5,841	5,952

	Par Value	Value
Series 2004-20L 1, 4.87%, 12/1/24	$ 147,689	$ 152,375
Series 2005-20B 1, 4.625%, 2/1/25	368,544	380,147
Series 2005-20D 1, 5.11%, 4/1/25	11,148	11,580
Series 2005-20E 1, 4.84%, 5/1/25	486,983	505,251
Series 2005-20G 1, 4.75%, 7/1/25	683,871	706,898
Series 2005-20H 1, 5.11%, 8/1/25	7,086	7,384
Series 2005-20I 1, 4.76%, 9/1/25	827,753	850,331
Series 2006-20A 1, 5.21%, 1/1/26	680,057	711,043
Series 2006-20B 1, 5.35%, 2/1/26	204,243	215,092
Series 2006-20C 1, 5.57%, 3/1/26	908,332	957,717
Series 2006-20G 1, 6.07%, 7/1/26	1,718,067	1,817,837
Series 2006-20H 1, 5.70%, 8/1/26	15,507	16,605
Series 2006-20I 1, 5.54%, 9/1/26	24,532	25,645
Series 2006-20J 1, 5.37%, 10/1/26	584,800	615,435
Series 2006-20L 1, 5.12%, 12/1/26	640,446	672,583
Series 2007-20A 1, 5.32%, 1/1/27	1,430,877	1,514,220
Series 2007-20C 1, 5.23%, 3/1/27	2,380,448	2,512,973
Series 2007-20D 1, 5.32%, 4/1/27	1,865,523	1,982,314
Series 2007-20G 1, 5.82%, 7/1/27	1,674,495	1,798,819
		15,498,486
Other: 1.0%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(a)	250,561,676	268,727,398
9.75%, 1/6/27(a)	181,569,268	207,896,812
8.20%, 4/6/28(a)	182,308,989	206,237,043
		682,861,253
Student Loan: 4.7%
Navient Student Loan Trust
USD LIBOR 1-Month
+1.05%, 1.152%, 6/25/69(a)	43,994,820	45,148,940
+0.90%, 1.04%, 8/26/69(a)	68,522,093	68,877,798
+0.60%, 0.702%, 12/26/69(a)	53,354,460	53,384,909
+0.55%, 0.70%, 2/25/70(a)	90,252,590	90,202,427
+1.25%, 1.353%, 6/25/65(a)	246,703,840	252,215,672
+1.15%, 1.253%, 3/25/66(a)	219,345,638	221,923,015
+1.30%, 1.403%, 3/25/66(a)	150,828,000	156,225,048
+0.80%, 0.903%, 7/26/66(a)	245,966,043	246,736,950
+1.05%, 1.153%, 7/26/66(a)	369,329,000	370,251,806
+1.15%, 1.253%, 7/26/66(a)	245,508,071	248,719,635
+1.00%, 1.103%, 9/27/66(a)	119,429,000	121,249,982
+1.05%, 1.153%, 12/27/66(a)	166,311,151	167,608,295
+0.72%, 0.823%, 3/25/67(a)	96,785,000	97,715,423
+0.80%, 0.903%, 3/25/67(a)	181,973,000	184,460,990
+0.68%, 0.783%, 6/27/67(a)	197,234,513	198,612,176
+1.00%, 1.103%, 2/27/68(a)	83,315,643	85,168,833
+0.83%, 0.932%, 7/25/68(a)	62,932,234	63,485,414
+0.81%, 0.913%, 7/25/68(a)	63,945,000	64,243,662
+0.70%, 0.803%, 2/25/70(a)	226,030,888	225,251,737
Navient Student Loan Trust (Private Loans)
Series 2014-AA A2A, 2.74%, 2/15/29(a)	4,990,143	5,039,718
Series 2017-A A2A, 2.88%, 12/16/58(a)	11,271,713	11,389,249
SLM Student Loan Trust
USD LIBOR 1-Month
+1.20%, 1.303%, 10/25/34	27,022,736	27,159,396
USD LIBOR 3-Month
+0.63%, 0.754%, 1/25/40(a)	113,732,518	113,595,538
+0.17%, 0.294%, 7/25/40	13,626,000	13,231,690
+0.55%, 0.674%, 10/25/64(a)	58,796,348	58,401,654
+0.55%, 0.674%, 10/25/64(a)	26,346,543	26,148,017

See accompanying Notes to Financial Statements	Dodge & Cox Income Fund ■	PAGE 6

Portfolio of Investments	December 31, 2021
Debt Securities (continued)
	Par Value	Value
SMB Private Education Loan Trust (Private Loans)
Series 2017-A A2A, 2.88%, 9/15/34(a)	$ 12,350,169	$ 12,537,203
Series 2017-B A2A, 2.82%, 10/15/35(a)	13,818,991	14,080,105
Series 2018-A A2A, 3.50%, 2/15/36(a)	59,334,121	61,462,590
Series 2018-B A2A, 3.60%, 1/15/37(a)	43,187,049	44,892,739
Series 2021-A APT2, 1.07%, 1/15/53(a)	48,387,203	47,096,102
		3,396,516,713
		4,094,876,452
CMBS: 0.5%
Agency CMBS: 0.5%
Freddie Mac Multifamily Interest Only
Series K055 X1, 1.354%, 3/25/26(b)	113,686,983	5,598,413
Series K056 X1, 1.258%, 5/25/26(b)	39,505,856	1,856,471
Series K062 X1, 0.298%, 12/25/26(b)	307,860,898	4,349,059
Series K064 X1, 0.604%, 3/25/27(b)	387,546,934	10,978,895
Series K065 X1, 0.669%, 4/25/27(b)	466,637,120	14,863,605
Series K066 X1, 0.749%, 6/25/27(b)	373,485,450	13,490,145
Series K067 X1, 0.577%, 7/25/27(b)	470,852,723	13,682,462
Series K069 X1, 0.362%, 9/25/27(b)	97,461,478	1,911,229
Series K070 X1, 0.325%, 11/25/27(b)	197,064,816	3,587,131
Series K071 X1, 0.289%, 11/25/27(b)	253,649,654	3,906,255
Series K089 X1, 0.54%, 1/25/29(b)	516,072,675	18,497,748
Series K091 X1, 0.559%, 3/25/29(b)	259,752,463	9,802,201
Series K092 X1, 0.708%, 4/25/29(b)	484,494,163	22,977,233
Series K093 X1, 0.952%, 5/25/29(b)	231,648,817	14,280,339
Series K094 X1, 0.88%, 6/25/29(b)	321,010,794	18,774,027
Series K095 X1, 0.948%, 6/25/29(b)	223,629,395	13,982,249
Series K096 X1, 1.126%, 7/25/29(b)	543,417,410	40,876,781
Series K097 X1, 1.089%, 7/25/29(b)	243,837,784	17,915,542
Series K098 X1, 1.143%, 8/25/29(b)	471,024,155	36,307,814
Series K099 X1, 0.885%, 9/25/29(b)	513,263,657	31,119,022
Series K101 X1, 0.835%, 10/25/29(b)	197,203,721	11,478,578
Series K102 X1, 0.824%, 10/25/29(b)	549,902,694	31,668,786
Series K152 X1, 0.955%, 1/25/31(b)	124,230,104	8,539,652
Series K154 X1, 0.299%, 11/25/32(b)	372,168,795	9,819,041
Series K-1511 X1, 0.777%, 3/25/34(b)	174,970,054	12,857,307
		373,119,985
		373,119,985
Mortgage-Related: 34.7%
Federal Agency CMO & REMIC: 3.5%
Dept. of Veterans Affairs
Series 1995-2D 4A, 9.293%, 5/15/25	26,988	29,351
Series 1997-2 Z, 7.50%, 6/15/27	2,966,993	3,290,422
Series 1998-2 2A, 8.616%, 8/15/27(b)	4,107	4,408
Series 1998-1 1A, 8.293%, 3/15/28(b)	32,985	35,318
Fannie Mae
Trust 1998-58 PX, 6.50%, 9/25/28	105,183	116,671
Trust 1998-58 PC, 6.50%, 10/25/28	603,086	670,176
Trust 2001-69 PQ, 6.00%, 12/25/31	758,001	863,221
Trust 2002-33 A1, 7.00%, 6/25/32	1,098,714	1,251,035
Trust 2002-69 Z, 5.50%, 10/25/32	101,247	112,330
Trust 2008-24 GD, 6.50%, 3/25/37	405,352	457,565

	Par Value	Value
Trust 2007-47 PE, 5.00%, 5/25/37	$ 1,029,700	$ 1,138,304
Trust 2009-53 QM, 5.50%, 5/25/39	209,835	215,741
Trust 2009-30 AG, 6.50%, 5/25/39	3,226,283	3,732,887
Trust 2009-40 TB, 6.00%, 6/25/39	1,398,439	1,591,834
Trust 2001-T3 A1, 7.50%, 11/25/40	55,290	60,803
Trust 2010-123 WT, 7.00%, 11/25/40	13,803,507	16,140,762
Trust 2001-T7 A1, 7.50%, 2/25/41	66,062	76,959
Trust 2001-T5 A2, 6.976%, 6/19/41(b)	25,373	28,797
Trust 2001-T5 A3, 7.50%, 6/19/41(b)	134,080	154,850
Trust 2001-T4 A1, 7.50%, 7/25/41	1,010,046	1,182,084
Trust 2011-58 AT, 4.00%, 7/25/41	4,073,966	4,440,870
Trust 2001-T10 A1, 7.00%, 12/25/41	1,039,639	1,181,623
Trust 2013-106 MA, 4.00%, 2/25/42	11,308,005	11,827,328
Trust 2002-W6 2A1, 7.00%, 6/25/42(b)	1,336,848	1,444,675
Trust 2002-W8 A2, 7.00%, 6/25/42	832,318	977,878
Trust 2002-90 A1, 6.50%, 6/25/42	2,580,324	2,958,003
Trust 2002-T16 A3, 7.50%, 7/25/42	2,090,299	2,506,460
Trust 2003-W2 1A2, 7.00%, 7/25/42	4,295,459	5,041,745
Trust 2003-W4 3A, 5.332%, 10/25/42(b)	1,210,413	1,372,841
Trust 2012-121 NB, 7.00%, 11/25/42	479,066	568,041
Trust 2003-W1 2A, 5.46%, 12/25/42(b)	1,532,587	1,662,235
Trust 2003-7 A1, 6.50%, 12/25/42	2,004,273	2,260,561
Trust 2004-T1 1A2, 6.50%, 1/25/44	852,975	976,019
Trust 2004-W2 2A2, 7.00%, 2/25/44	62,313	71,774
Trust 2004-W2 5A, 7.50%, 3/25/44	1,743,951	1,992,340
Trust 2004-W8 3A, 7.50%, 6/25/44	1,310,732	1,530,717
Trust 2004-W15 1A2, 6.50%, 8/25/44	388,208	443,964
Trust 2005-W1 1A3, 7.00%, 10/25/44	3,663,563	4,311,069
Trust 2001-79 BA, 7.00%, 3/25/45	285,035	323,475
Trust 2006-W1 1A1, 6.50%, 12/25/45	171,616	196,542
Trust 2006-W1 1A2, 7.00%, 12/25/45	1,268,254	1,475,439
Trust 2006-W1 1A3, 7.50%, 12/25/45	21,048	24,278
Trust 2006-W1 1A4, 8.00%, 12/25/45	1,431,486	1,657,027
Trust 2007-W10 1A, 6.213%, 8/25/47(b)	4,291,857	4,833,146
Trust 2007-W10 2A, 6.283%, 8/25/47(b)	1,199,199	1,342,702
USD LIBOR 1-Month
+0.55%, 0.652%, 9/25/43	13,694,013	13,903,981
+0.40%, 0.503%, 7/25/44	907,742	907,729
Freddie Mac
Series 2456 CJ, 6.50%, 6/15/32	62,815	72,231
Series 3312 AB, 6.50%, 6/15/32	1,339,522	1,537,542
Series T-41 2A, 4.938%, 7/25/32(b)	132,088	140,865
Series 2587 ZU, 5.50%, 3/15/33	1,668,849	1,864,107
Series 2610 UA, 4.00%, 5/15/33	849,462	911,841
Series T-48 1A, 4.559%, 7/25/33(b)	1,647,665	1,774,281
Series 2708 ZD, 5.50%, 11/15/33	6,222,808	6,953,972
Series 3204 ZM, 5.00%, 8/15/34	3,033,121	3,372,086
Series 3330 GZ, 5.50%, 6/15/37	315,183	347,612
Series 3427 Z, 5.00%, 3/15/38	1,387,500	1,546,451

PAGE 7 ■	Dodge & Cox Income Fund	See accompanying Notes to Financial Statements

Portfolio of Investments	December 31, 2021
Debt Securities (continued)
	Par Value	Value
Series T-51 1A, 6.50%, 9/25/43(b)	$ 40,250	$ 49,086
Series 4283 DW, 4.50%, 12/15/43(b)	27,115,791	30,182,284
Series 4283 EW, 4.50%, 12/15/43(b)	17,375,815	18,660,627
Series 4281 BC, 4.50%, 12/15/43(b)	46,240,837	50,990,950
Series 4319 MA, 4.50%, 3/15/44(b)	9,279,660	10,208,309
Ginnie Mae
Series 2021-H17 FA, 0.75%, 11/20/71	47,867,159	48,637,949
Series 2021-H19 FM, 0.87%, 12/20/71	48,449,000	49,590,201
USD LIBOR 1-Month
+0.50%, 0.581%, 6/20/68	28,510,862	28,628,463
+0.50%, 0.581%, 11/20/68	25,692,931	25,802,350
+0.85%, 0.954%, 9/20/71	8,970,090	9,096,393
+0.65%, 0.731%, 10/20/64	5,668,284	5,712,147
+0.63%, 0.711%, 4/20/65	8,136,675	8,192,305
+0.60%, 0.681%, 7/20/65	5,349,680	5,382,026
+0.60%, 0.681%, 8/20/65	5,361,149	5,392,933
+0.62%, 0.701%, 9/20/65	1,159,138	1,167,263
+0.75%, 0.831%, 11/20/65	21,519,341	21,732,346
+0.90%, 0.981%, 3/20/66	12,809,978	12,998,659
+0.90%, 0.981%, 4/20/66	15,637,743	15,866,074
+0.78%, 0.861%, 9/20/66	7,424,642	7,504,685
+0.75%, 0.831%, 10/20/66	37,010,451	37,414,428
+0.80%, 0.881%, 11/20/66	16,970,794	17,186,186
+0.81%, 0.891%, 12/20/66	9,829,896	9,957,009
+0.57%, 0.651%, 9/20/67	21,902,967	22,048,784
+0.60%, 0.681%, 9/20/69	27,264,465	27,590,472
+0.60%, 0.681%, 11/20/69	22,826,449	23,112,770
+0.65%, 0.731%, 11/20/69	27,263,550	27,680,628
+0.65%, 0.731%, 11/20/69	85,838,579	87,155,995
+0.65%, 0.731%, 11/20/69	17,394,851	17,653,342
+0.55%, 0.654%, 3/20/70	89,309,914	90,296,441
USD LIBOR 12-Month
+0.30%, 0.532%, 9/20/66	12,509,936	12,404,628
+0.28%, 0.647%, 12/20/66	23,552,146	23,329,660
+0.30%, 0.634%, 1/20/67	68,526,698	67,925,609
+0.31%, 0.644%, 1/20/67	26,875,595	26,649,122
+0.30%, 0.634%, 1/20/67	71,806,565	71,169,583
+0.25%, 0.561%, 2/20/67	11,876,452	11,762,802
+0.20%, 0.511%, 3/20/67	2,430,786	2,404,808
+0.30%, 0.579%, 4/20/67	17,397,063	17,264,694
+0.20%, 0.481%, 5/20/67	30,118,599	29,793,128
+0.30%, 0.581%, 5/20/67	14,314,273	14,205,108
+0.20%, 0.481%, 6/20/67	71,686,582	70,894,811
+0.30%, 0.581%, 6/20/67	16,719,204	16,592,915
+0.20%, 0.445%, 8/20/67	16,402,889	16,213,071
+0.27%, 0.502%, 9/20/67	48,175,377	47,706,737
+0.25%, 0.482%, 9/20/67	16,929,276	16,758,774
+0.25%, 0.478%, 10/20/67	34,604,477	34,221,503
+0.23%, 0.458%, 10/20/67	114,077,274	112,716,868
+0.23%, 0.458%, 10/20/67	52,680,033	52,061,411
+0.22%, 0.448%, 10/20/67	23,480,660	23,209,435
+0.20%, 0.435%, 11/20/67	12,535,279	12,373,353
+0.22%, 0.455%, 11/20/67	16,616,959	16,298,955
+0.22%, 0.455%, 11/20/67	96,309,015	95,076,644
+0.06%, 0.402%, 12/20/67	37,674,780	37,043,441
+0.18%, 0.547%, 12/20/67	26,175,863	25,820,756
+0.15%, 0.484%, 1/20/68	11,948,192	11,770,380
+0.08%, 0.422%, 1/20/68	33,371,112	32,884,468
+0.06%, 0.402%, 1/20/68	70,457,037	69,295,799
+0.10%, 0.442%, 2/20/68	56,391,761	55,416,866
+0.15%, 0.492%, 2/20/68	25,074,654	24,731,041
+0.10%, 0.442%, 2/20/68	31,693,373	31,175,937

	Par Value	Value
+0.04%, 0.351%, 2/20/68	$ 36,554,516	$ 35,923,515
+0.07%, 0.381%, 2/20/68	34,789,131	34,222,924
+0.05%, 0.297%, 2/20/68	18,357,681	18,066,216
+0.05%, 0.361%, 2/20/68	2,697,603	2,652,293
+0.06%, 0.371%, 3/20/68	8,982,312	8,806,564
+0.05%, 0.329%, 3/20/68	42,077,064	41,410,988
+0.03%, 0.309%, 3/20/68	12,033,074	11,818,283
+0.04%, 0.351%, 3/20/68	59,357,475	58,360,554
+0.04%, 0.351%, 3/20/68	21,359,438	20,926,775
+0.02%, 0.299%, 4/20/68	15,731,110	15,391,639
+0.05%, 0.329%, 4/20/68	26,741,977	26,210,507
+0.05%, 0.329%, 4/20/68	26,674,773	26,140,568
+0.04%, 0.321%, 5/20/68	26,896,348	26,340,901
+0.15%, 0.431%, 6/20/68	26,623,846	26,215,149
+0.25%, 0.497%, 7/20/68	26,179,605	25,891,868
+0.12%, 0.352%, 8/20/68	24,095,060	23,731,080
+0.10%, 0.328%, 10/20/68	43,918,278	43,125,461
+0.22%, 0.455%, 11/20/68	21,051,623	20,750,322
+0.30%, 0.535%, 11/20/68	25,807,808	25,556,765
+0.40%, 0.711%, 2/20/69	22,023,467	21,932,715
+0.40%, 0.628%, 10/20/69	13,472,539	13,502,139
+0.40%, 0.635%, 10/20/69	20,706,923	20,752,410
+0.50%, 0.735%, 11/20/69	44,844,697	44,839,957
		2,507,539,973
Federal Agency Mortgage Pass-Through: 31.2%
Fannie Mae, 15 Year
5.50%, 1/1/22 - 7/1/25	7,077,598	7,244,242
6.00%, 3/1/22 - 3/1/23	250,524	253,347
5.00%, 9/1/25	4,391,113	4,525,324
4.00%, 9/1/25 - 11/1/33	191,119,401	203,217,780
3.50%, 9/1/28 - 2/1/31	98,761,886	104,327,595
4.50%, 3/1/29	4,656,828	4,851,443
Fannie Mae, 20 Year
4.50%, 3/1/29 - 1/1/34	158,460,266	170,753,785
4.00%, 9/1/30 - 3/1/37	743,966,563	806,321,951
3.50%, 11/1/35 - 4/1/37	109,946,032	116,389,796
Fannie Mae, 30 Year
6.00%, 11/1/28 - 2/1/39	48,066,803	55,002,499
7.00%, 4/1/32 - 2/1/39	4,107,914	4,855,015
6.50%, 12/1/32 - 8/1/39	19,721,645	22,498,724
5.50%, 2/1/33 - 11/1/39	70,255,233	79,209,493
4.50%, 11/1/35 - 11/1/48	733,770,453	803,005,111
5.00%, 7/1/37 - 3/1/49	54,624,027	59,982,206
4.00%, 10/1/40 - 2/1/47	178,473,621	193,936,216
3.50%, 3/1/50	16,567,444	17,132,210
2.50%, 6/1/50 - 8/1/51	2,488,472,996	2,555,978,810
2.00%, 6/1/50 - 2/1/51	2,709,733,030	2,712,214,852
Fannie Mae, 40 Year
4.50%, 1/1/52 - 6/1/56	77,987,595	87,158,600
Fannie Mae, Hybrid ARM
2.203%, 10/1/33(b)	638,833	677,426
1.991%, 7/1/34(b)	629,418	649,205
1.603%, 8/1/34(b)	797,704	822,785
2.143%, 8/1/34(b)	76,389	77,041
2.081%, 9/1/34(b)	662,153	700,822
1.624%, 10/1/34(b)	465,966	479,019
2.269%, 1/1/35(b)	507,306	517,377
1.62%, 1/1/35(b)	342,942	344,808
1.694%, 4/1/35(b)	724,078	745,147
2.00%, 6/1/35 - 7/1/35(b)	847,864	881,077
1.726%, 7/1/35(b)	274,567	282,952
1.738%, 7/1/35(b)	84,554	85,063
1.712%, 7/1/35(b)	193,668	194,816
2.013%, 8/1/35(b)	498,263	520,117

See accompanying Notes to Financial Statements	Dodge & Cox Income Fund ■	PAGE 8

Portfolio of Investments	December 31, 2021
Debt Securities (continued)
	Par Value	Value
1.628%, 8/1/35(b)	$ 1,236,723	$ 1,290,436
1.545%, 8/1/35(b)	386,905	392,853
2.017%, 9/1/35(b)	374,292	378,458
1.746%, 10/1/35(b)	623,302	642,516
1.998%, 10/1/35(b)	195,542	196,408
1.695%, 11/1/35(b)	440,237	457,421
1.999%, 12/1/35(b)	103,881	104,051
1.966%, 1/1/36(b)	920,009	962,751
1.918%, 1/1/36(b)	987,455	1,025,319
2.389%, 1/1/36(b)	4,438,139	4,681,242
1.988%, 11/1/36(b)	600,722	621,318
2.245%, 12/1/36(b)	562,668	587,303
2.06%, 12/1/36(b)	426,162	431,755
1.927%, 1/1/37 - 5/1/46(b)	3,235,285	3,357,497
2.376%, 2/1/37(b)	763,178	794,120
2.178%, 4/1/37(b)	162,559	172,592
2.047%, 8/1/37(b)	499,224	515,093
1.725%, 11/1/37(b)	234,415	236,556
2.188%, 5/1/38(b)	1,131,477	1,195,389
2.024%, 5/1/38(b)	41,482,778	43,477,925
2.131%, 9/1/38(b)	102,529	103,463
1.832%, 10/1/38(b)	1,313,771	1,369,765
1.994%, 10/1/38(b)	227,449	228,503
2.012%, 10/1/38 - 6/1/39(b)	377,393	392,623
2.028%, 12/1/39(b)	427,278	430,228
1.972%, 4/1/42(b)	1,890,268	1,978,873
1.92%, 9/1/42 - 4/1/44(b)	2,899,139	3,017,079
1.937%, 11/1/42(b)	1,201,714	1,255,313
2.243%, 12/1/42(b)	5,497,675	5,742,419
1.876%, 2/1/43(b)	2,996,413	3,124,774
2.07%, 2/1/43(b)	684,822	722,331
2.315%, 5/1/43(b)	1,277,495	1,311,401
1.72%, 6/1/43(b)	191,955	192,893
1.731%, 9/1/43(b)	355,232	362,207
1.81%, 9/1/43 - 7/1/44(b)	5,599,307	5,812,719
3.269%, 9/1/43(b)	738,927	774,327
1.873%, 10/1/43(b)	7,694,694	8,029,316
1.781%, 11/1/43(b)	4,115,498	4,275,972
2.856%, 11/1/43(b)	5,556,597	5,791,645
1.816%, 12/1/43 - 7/1/44(b)	2,404,382	2,494,832
1.925%, 2/1/44 - 9/1/44(b)	7,824,878	8,130,445
1.945%, 2/1/44(b)	2,418,356	2,516,774
1.965%, 2/1/44 - 4/1/44(b)	2,518,121	2,615,428
1.901%, 4/1/44(b)	1,668,026	1,734,104
3.121%, 4/1/44(b)	5,192,241	5,392,063
1.969%, 4/1/44(b)	6,090,326	6,369,238
1.875%, 5/1/44(b)	2,028,400	2,107,459
1.884%, 5/1/44(b)	7,020,441	7,295,973
1.835%, 7/1/44(b)	2,761,826	2,868,092
1.84%, 7/1/44 - 9/1/44(b)	5,318,254	5,515,010
1.83%, 7/1/44 - 12/1/44(b)	17,525,723	18,152,493
1.818%, 8/1/44 - 11/1/44(b)	6,376,429	6,602,388
1.817%, 8/1/44(b)	6,315,849	6,543,925
1.887%, 9/1/44(b)	3,583,794	3,722,390
1.82%, 10/1/44 - 10/1/44(b)	4,453,876	4,608,044
1.814%, 10/1/44(b)	1,270,511	1,314,254
1.826%, 10/1/44(b)	2,439,723	2,526,044
1.824%, 10/1/44(b)	6,174,180	6,395,566
1.806%, 10/1/44(b)	2,243,451	2,322,086
1.86%, 10/1/44(b)	1,525,770	1,581,863
1.85%, 10/1/44 - 11/1/44(b)	10,620,635	11,004,822
1.838%, 11/1/44(b)	3,059,859	3,169,940
1.815%, 11/1/44(b)	4,817,744	4,983,123
1.891%, 11/1/44(b)	1,228,156	1,273,238

	Par Value	Value
1.912%, 12/1/44(b)	$ 6,386,722	$ 6,601,190
2.537%, 12/1/44(b)	825,077	851,722
2.26%, 12/1/44(b)	1,099,504	1,136,260
2.139%, 12/1/44(b)	2,855,746	2,955,430
2.551%, 12/1/44 - 1/1/45(b)	2,891,227	2,986,682
2.488%, 2/1/45(b)	2,929,648	3,041,121
3.018%, 3/1/45(b)	35,430,819	36,752,920
3.152%, 3/1/45(b)	1,640,395	1,702,175
2.127%, 4/1/45(b)	8,570,124	8,905,094
2.771%, 4/1/45(b)	954,936	991,106
2.586%, 8/1/45(b)	3,436,327	3,564,263
2.594%, 8/1/45(b)	1,890,522	1,959,453
2.825%, 10/1/45(b)	6,467,574	6,722,436
2.54%, 11/1/45(b)	4,497,938	4,667,595
2.603%, 3/1/46(b)	610,191	627,797
1.936%, 4/1/46(b)	9,214,837	9,533,019
2.824%, 4/1/46(b)	5,155,074	5,336,486
2.839%, 4/1/46(b)	2,567,784	2,664,197
3.001%, 4/1/46(b)	760,282	790,551
2.766%, 4/1/46(b)	1,868,174	1,932,566
2.743%, 6/1/46(b)	828,953	858,055
2.489%, 6/1/46(b)	935,253	959,060
2.646%, 7/1/46(b)	831,506	858,252
2.257%, 12/1/46(b)	2,696,096	2,767,170
2.984%, 6/1/47(b)	4,496,752	4,671,381
3.168%, 6/1/47(b)	5,980,165	6,239,968
3.203%, 7/1/47(b)	6,191,117	6,454,815
3.085%, 7/1/47(b)	2,778,475	2,893,073
3.157%, 8/1/47 - 5/1/48(b)	22,052,623	22,938,919
2.977%, 8/1/47(b)	1,510,100	1,569,205
3.275%, 8/1/47(b)	1,615,448	1,683,337
2.671%, 8/1/47(b)	7,081,277	7,344,773
3.014%, 10/1/47(b)	1,172,432	1,217,750
2.837%, 10/1/47(b)	1,792,517	1,859,009
2.827%, 11/1/47(b)	1,647,140	1,705,902
3.10%, 11/1/47(b)	3,528,919	3,668,388
3.326%, 1/1/48(b)	1,103,106	1,149,465
3.137%, 1/1/48(b)	1,259,135	1,308,979
2.998%, 3/1/48(b)	2,965,156	3,066,284
3.147%, 4/1/48(b)	1,901,687	1,977,970
3.469%, 8/1/48(b)	1,793,604	1,867,196
3.321%, 10/1/48(b)	3,777,788	3,935,387
3.679%, 11/1/48(b)	1,919,495	1,996,762
3.399%, 4/1/49(b)	2,541,634	2,641,027
3.734%, 8/1/49(b)	11,718,679	12,134,085
3.649%, 8/1/49(b)	18,571,490	19,151,169
3.589%, 8/1/49(b)	5,250,265	5,448,062
3.424%, 9/1/49(b)	16,027,599	16,531,084
3.41%, 9/1/49(b)	23,414,832	24,340,641
3.317%, 10/1/49(b)	2,843,734	2,941,131
2.924%, 1/1/50(b)	3,891,197	4,015,879
Freddie Mac, Hybrid ARM
2.029%, 9/1/33(b)	2,057,343	2,151,382
2.375%, 2/1/34 - 2/1/35(b)	2,292,081	2,426,920
2.048%, 8/1/34(b)	343,168	359,812
2.00%, 1/1/35(b)	189,564	191,135
2.12%, 3/1/35 - 8/1/35(b)	1,288,536	1,349,955
2.25%, 4/1/35(b)	88,264	88,659
1.957%, 8/1/35(b)	423,210	440,425
2.085%, 9/1/35(b)	432,120	435,377
1.875%, 10/1/35 - 11/1/44(b)	6,472,074	6,730,381
2.37%, 1/1/36(b)	1,101,413	1,170,072
1.79%, 1/1/36(b)	1,133,110	1,188,845
1.819%, 1/1/36(b)	392,291	409,403

PAGE 9 ■	Dodge & Cox Income Fund	See accompanying Notes to Financial Statements

Portfolio of Investments	December 31, 2021
Debt Securities (continued)
	Par Value	Value
2.137%, 4/1/36(b)	$ 1,100,808	$ 1,159,035
1.77%, 8/1/36(b)	677,622	705,160
2.093%, 12/1/36(b)	708,815	738,377
2.148%, 1/1/37(b)	639,612	648,933
1.945%, 3/1/37(b)	787,166	797,099
1.928%, 4/1/37(b)	498,517	498,963
1.768%, 4/1/37(b)	507,734	529,895
2.335%, 10/1/37(b)	97,704	103,931
2.405%, 1/1/38(b)	237,165	240,571
1.564%, 2/1/38(b)	202,894	205,894
2.004%, 4/1/38(b)	909,924	947,613
2.15%, 4/1/38(b)	1,400,300	1,473,599
2.184%, 5/1/38(b)	131,369	136,813
1.992%, 6/1/38(b)	453,913	470,498
1.99%, 10/1/38(b)	150,093	150,670
2.039%, 10/1/38(b)	1,025,515	1,077,888
2.097%, 11/1/39(b)	583,986	612,928
2.128%, 7/1/43(b)	531,932	558,797
2.02%, 8/1/43(b)	5,854,215	6,124,218
1.89%, 10/1/43(b)	466,377	486,180
1.933%, 1/1/44(b)	1,337,174	1,392,139
1.971%, 1/1/44(b)	1,285,716	1,337,750
1.986%, 2/1/44(b)	2,907,965	3,028,535
2.038%, 4/1/44(b)	1,092,071	1,138,060
1.968%, 4/1/44(b)	1,646,039	1,711,953
1.958%, 5/1/44(b)	27,493,406	28,628,049
1.897%, 6/1/44(b)	3,999,818	4,156,220
1.87%, 6/1/44 - 11/1/44(b)	16,670,310	17,263,090
1.874%, 7/1/44(b)	1,180,135	1,223,810
1.88%, 7/1/44 - 12/1/44(b)	17,454,854	18,077,444
1.865%, 8/1/44(b)	2,327,700	2,414,341
1.979%, 8/1/44(b)	2,151,122	2,237,345
1.86%, 8/1/44 - 11/1/44(b)	4,594,654	4,756,610
1.873%, 9/1/44(b)	2,379,221	2,467,050
1.861%, 10/1/44(b)	4,360,489	4,514,974
1.862%, 11/1/44(b)	1,490,714	1,545,139
1.868%, 11/1/44(b)	2,421,646	2,506,525
1.85%, 11/1/44 - 11/1/44(b)	8,515,870	8,808,436
1.864%, 11/1/44(b)	5,573,983	5,771,649
2.131%, 12/1/44(b)	3,878,096	4,022,968
2.213%, 12/1/44(b)	4,073,088	4,226,400
2.008%, 12/1/44(b)	3,692,985	3,826,485
1.974%, 12/1/44(b)	1,385,963	1,434,956
2.751%, 1/1/45(b)	4,420,580	4,589,265
2.428%, 1/1/45(b)	1,228,361	1,274,112
2.39%, 1/1/45(b)	2,142,676	2,224,096
2.644%, 1/1/45(b)	1,947,865	2,021,187
1.981%, 1/1/45(b)	4,480,602	4,647,826
2.78%, 2/1/45(b)	2,676,196	2,773,473
2.356%, 4/1/45(b)	1,941,185	2,012,183
2.677%, 5/1/45(b)	8,178,656	8,478,857
2.753%, 6/1/45(b)	1,203,846	1,250,943
2.676%, 8/1/45(b)	9,542,212	9,902,358
2.867%, 8/1/45(b)	644,560	671,762
2.597%, 8/1/45(b)	2,193,481	2,277,939
2.827%, 9/1/45(b)	2,208,518	2,293,380
2.698%, 5/1/46(b)	4,294,352	4,426,897
2.551%, 5/1/46(b)	45,821,820	47,573,340
2.611%, 7/1/46(b)	6,155,781	6,331,263
2.542%, 9/1/46(b)	12,097,794	12,445,604
3.196%, 6/1/47(b)	2,378,481	2,476,318
3.064%, 8/1/47(b)	1,842,067	1,914,555
3.193%, 10/1/47(b)	1,468,564	1,526,635
3.236%, 11/1/47(b)	371,481	379,762

	Par Value	Value
3.609%, 2/1/49(b)	$ 5,024,266	$ 5,199,733
Freddie Mac Gold, 15 Year
6.00%, 2/1/22 - 11/1/23	383,149	391,616
5.50%, 12/1/24	26,080	26,431
4.50%, 3/1/25 - 6/1/26	2,235,496	2,324,644
Freddie Mac Gold, 20 Year
6.50%, 10/1/26	759,264	837,893
4.50%, 5/1/30 - 1/1/34	41,200,000	44,583,044
4.00%, 9/1/31 - 10/1/35	193,945,357	210,755,796
3.50%, 7/1/35 - 1/1/36	69,598,852	74,352,613
Freddie Mac Gold, 30 Year
7.00%, 4/1/31 - 11/1/38	1,379,790	1,537,115
6.50%, 12/1/32 - 10/1/38	4,720,597	5,460,869
6.00%, 12/1/33 - 2/1/39	7,998,704	9,114,224
5.50%, 3/1/34 - 12/1/38	23,707,583	26,935,766
4.50%, 3/1/39 - 10/1/47	496,637,366	543,971,510
4.00%, 11/1/45 - 11/1/47	117,378,754	127,072,947
Freddie Mac Pool, 30 Year
7.00%, 11/1/37	5,774	6,954
4.50%, 7/1/42	4,564,974	5,025,261
2.50%, 5/1/50 - 11/1/51	1,114,100,922	1,144,626,661
2.00%, 6/1/50 - 12/1/50	1,649,869,940	1,651,142,637
2.00%, 10/1/50	573,565,319	576,236,034
2.50%, 11/1/50	368,808,663	378,180,752
2.00%, 12/1/50	677,375,385	678,458,298
2.00%, 12/1/50	807,197,300	809,487,545
2.50%, 2/1/51	319,661,532	329,185,285
Ginnie Mae, 20 Year
4.00%, 1/20/35	3,197,039	3,389,402
Ginnie Mae, 30 Year
7.50%, 12/15/23 - 5/15/25	150,237	156,673
7.00%, 5/15/28	74,984	80,275
UMBS TBA, 30 Year
2.50%, 2/1/51(c)	6,854,741,000	6,976,070,875
		22,404,631,307
Private Label CMO & REMIC: 0.0%*
GSMPS Mortgage Loan Trust
Series 2004-4 1A4, 8.50%, 6/25/34(a)	2,157,268	2,350,002
Seasoned Credit Risk Transfer Trust
Series 2017-4 M45T, 4.50%, 6/25/57	12,915,509	13,954,143
		16,304,145
		24,928,475,425
		29,396,471,862
Corporate: 32.1%
Financials: 10.8%
Bank of America Corp.
3.004%, 12/20/23(d)	230,556,000	235,321,477
4.20%, 8/26/24	161,580,000	173,190,979
4.25%, 10/22/26	183,292,000	202,244,756
2.496%, 2/13/31(d)	74,640,000	74,830,232
Barclays PLC (United Kingdom)
4.375%, 9/11/24	236,829,000	253,070,288
4.836%, 5/9/28	49,425,000	54,445,469
BNP Paribas SA (France)
4.25%, 10/15/24	377,926,000	407,576,385
4.375%, 9/28/25(a)	82,274,000	89,138,044
4.375%, 5/12/26(a)	133,514,000	145,192,993
4.625%, 3/13/27(a)	251,890,000	279,198,705
Boston Properties, Inc.
3.80%, 2/1/24	63,389,000	66,293,906
3.20%, 1/15/25	46,635,000	48,827,227

See accompanying Notes to Financial Statements	Dodge & Cox Income Fund ■	PAGE 10

Portfolio of Investments	December 31, 2021
Debt Securities (continued)
	Par Value	Value
3.65%, 2/1/26	$ 28,645,000	$ 30,687,143
4.50%, 12/1/28	59,475,000	67,027,134
2.90%, 3/15/30	16,188,000	16,484,571
3.25%, 1/30/31	108,540,000	113,717,272
Capital One Financial Corp.
3.50%, 6/15/23	101,627,000	105,309,165
3.75%, 4/24/24	14,520,000	15,303,429
3.20%, 2/5/25	45,441,000	47,614,116
4.20%, 10/29/25	125,944,000	137,185,945
Citigroup, Inc.
3.50%, 5/15/23	72,075,000	74,507,837
4.00%, 8/5/24	30,990,000	33,015,711
4.412%, 3/31/31(d)	88,860,000	101,483,417
USD LIBOR 3-Month
+ 6.37%, 6.499%, 10/30/40(e)	423,267,200	472,789,462
HSBC Holdings PLC (United Kingdom)
3.95%, 5/18/24(d)	132,355,000	137,259,692
.976%, 5/24/25(d)	155,274,000	153,396,616
4.30%, 3/8/26	114,950,000	125,959,890
4.95%, 3/31/30	65,743,000	77,142,896
2.848%, 6/4/31(d)	105,275,000	106,490,863
2.357%, 8/18/31(d)	32,125,000	31,385,934
6.50%, 5/2/36	223,527,000	303,689,391
6.50%, 9/15/37	189,027,000	261,527,845
6.80%, 6/1/38	2,823,000	3,995,602
JPMorgan Chase & Co.
4.125%, 12/15/26	118,674,000	130,893,982
4.25%, 10/1/27	130,835,000	146,764,791
8.75%, 9/1/30(e)	80,637,000	121,698,751
2.739%, 10/15/30(d)	9,930,000	10,202,910
4.493%, 3/24/31(d)	364,895,000	422,259,588
2.522%, 4/22/31(d)	67,355,000	68,077,892
2.956%, 5/13/31(d)	101,265,000	104,847,109
Lloyds Banking Group PLC (United Kingdom)
4.50%, 11/4/24	216,152,000	232,867,635
4.582%, 12/10/25	29,643,000	32,335,601
4.65%, 3/24/26	51,802,000	57,026,712
NatWest Group PLC (United Kingdom)
6.125%, 12/15/22	345,692,000	361,559,052
6.10%, 6/10/23	19,542,000	20,832,989
6.00%, 12/19/23	235,736,000	256,161,079
1.642%, 6/14/27(d)	218,207,000	215,214,631
UniCredit SPA (Italy)
7.296%, 4/2/34(a)(d)	291,351,000	349,047,174
5.459%, 6/30/35(a)(d)	135,975,000	148,149,107
Unum Group
7.25%, 3/15/28	18,694,000	23,500,419
6.75%, 12/15/28	8,052,000	9,987,433
Wells Fargo & Co.
4.10%, 6/3/26	128,880,000	140,473,127
4.30%, 7/22/27	157,735,000	175,737,551
2.879%, 10/30/30(d)	46,670,000	48,517,585
2.572%, 2/11/31(d)	43,705,000	44,616,738
5.013%, 4/4/51(d)	123,342,000	168,427,695
		7,734,503,943
Industrials: 19.7%
AbbVie, Inc.
4.05%, 11/21/39	152,385,000	174,835,885
Anheuser-Busch InBev SA/NV (Belgium)
5.55%, 1/23/49	111,244,000	153,901,384
4.60%, 6/1/60	32,820,000	40,620,447

	Par Value	Value
AT&T, Inc.
2.75%, 6/1/31	$104,270,000	$106,381,815
8.75%, 11/15/31	100,018,000	146,583,368
4.50%, 3/9/48	46,095,000	53,740,074
3.50%, 9/15/53	87,302,000	88,078,557
3.55%, 9/15/55	106,017,000	106,401,708
3.65%, 9/15/59	341,691,000	345,069,989
Bayer AG (Germany)
3.875%, 12/15/23(a)	298,635,000	312,081,408
4.25%, 12/15/25(a)	44,030,000	47,622,337
British American Tobacco PLC (United Kingdom)
2.259%, 3/25/28	51,400,000	50,085,975
2.726%, 3/25/31	71,660,000	69,540,403
3.734%, 9/25/40	22,010,000	21,141,445
4.54%, 8/15/47	6,097,000	6,376,378
3.984%, 9/25/50	89,773,000	86,293,653
Burlington Northern Santa Fe LLC(f)
5.943%, 1/15/23	938	940
5.72%, 1/15/24	5,530,834	5,739,249
5.629%, 4/1/24	6,024,155	6,257,447
5.342%, 4/1/24	1,291,573	1,337,078
5.996%, 4/1/24	16,395,742	17,458,726
3.442%, 6/16/28(a)	67,935,845	73,906,624
Cemex SAB de CV (Mexico)
7.375%, 6/5/27(a)	83,669,000	92,120,406
5.45%, 11/19/29(a)	84,667,000	90,699,524
5.20%, 9/17/30(a)	214,252,000	230,053,085
3.875%, 7/11/31(a)	123,650,000	123,196,205
Charter Communications, Inc.
4.908%, 7/23/25	108,025,000	118,947,219
4.50%, 5/1/32	7,875,000	8,101,406
4.50%, 6/1/33(a)	212,250,000	216,543,820
4.25%, 1/15/34(a)	90,430,000	88,967,521
6.55%, 5/1/37	45,728,000	59,824,618
6.75%, 6/15/39	122,432,000	166,806,265
6.484%, 10/23/45	453,635,000	619,478,145
5.375%, 5/1/47	56,740,000	67,725,188
5.75%, 4/1/48	208,915,000	260,529,222
4.80%, 3/1/50	9,905,000	11,089,975
Cigna Corp.
4.125%, 11/15/25	47,075,000	51,482,013
7.875%, 5/15/27	26,556,000	34,327,731
4.375%, 10/15/28	59,587,000	67,720,664
Coca-Cola Co.
1.65%, 6/1/30	188,545,000	181,941,411
Cox Enterprises, Inc.
3.85%, 2/1/25(a)	218,525,000	232,435,325
3.35%, 9/15/26(a)	138,027,000	146,504,440
3.50%, 8/15/27(a)	48,107,000	51,676,136
CRH PLC (Ireland)
3.875%, 5/18/25(a)	61,144,000	65,319,587
CSX Corp.
6.251%, 1/15/23	9,050,205	9,505,238
CVS Health Corp.
4.30%, 3/25/28	32,995,000	37,026,568
3.75%, 4/1/30	82,424,000	90,365,770
4.78%, 3/25/38	77,610,000	94,470,687
4.125%, 4/1/40	57,090,000	65,544,545
Dell Technologies, Inc.
5.45%, 6/15/23	3,996,000	4,215,353
6.02%, 6/15/26	29,345,000	33,918,462
6.10%, 7/15/27	37,510,000	44,742,485
Dillard's, Inc.

PAGE 11 ■	Dodge & Cox Income Fund	See accompanying Notes to Financial Statements

Portfolio of Investments	December 31, 2021
Debt Securities (continued)
	Par Value	Value
7.875%, 1/1/23	$ 275,000	$ 291,084
7.75%, 7/15/26	20,806,000	24,808,796
7.75%, 5/15/27	12,723,000	15,064,698
7.00%, 12/1/28	27,945,000	32,663,861
Dow, Inc.
7.375%, 11/1/29	29,568,000	39,783,070
9.40%, 5/15/39	76,250,000	136,611,067
5.25%, 11/15/41	24,024,000	30,714,406
Elanco Animal Health, Inc.
5.272%, 8/28/23	32,450,000	34,527,287
5.90%, 8/28/28	85,917,000	99,663,720
Exxon Mobil Corp.
2.61%, 10/15/30	102,155,000	105,873,871
4.227%, 3/19/40	121,585,000	143,531,891
FedEx Corp.
5.25%, 5/15/50	132,190,000	176,843,449
Ford Motor Credit Co. LLC(f)
5.596%, 1/7/22	104,875,000	104,948,413
3.219%, 1/9/22	45,740,000	45,740,000
4.25%, 9/20/22	8,142,000	8,288,556
3.087%, 1/9/23	12,000,000	12,202,860
4.14%, 2/15/23	154,061,000	157,727,652
4.375%, 8/6/23	125,777,000	130,860,906
3.81%, 1/9/24	43,414,000	45,030,741
4.063%, 11/1/24	132,870,000	139,801,828
5.125%, 6/16/25	46,139,000	50,176,163
4.134%, 8/4/25	39,675,000	42,105,094
3.375%, 11/13/25	159,640,000	165,853,189
2.70%, 8/10/26	212,950,000	214,813,312
HCA Healthcare, Inc.
5.25%, 6/15/26	11,007,000	12,378,189
4.125%, 6/15/29	39,705,000	43,690,441
5.125%, 6/15/39	19,235,000	23,688,464
Imperial Brands PLC (United Kingdom)
4.25%, 7/21/25(a)	597,692,000	641,709,207
3.875%, 7/26/29(a)	202,125,000	214,075,368
Kinder Morgan, Inc.
6.50%, 2/1/37	50,356,000	66,512,669
6.95%, 1/15/38	96,214,000	133,121,035
6.50%, 9/1/39	71,826,000	95,599,880
5.00%, 8/15/42	77,997,000	90,457,021
5.00%, 3/1/43	73,148,000	85,190,486
5.50%, 3/1/44	81,304,000	99,669,048
5.40%, 9/1/44	68,607,000	83,436,589
5.20%, 3/1/48	17,277,000	21,339,594
LyondellBasell Industries NV (Netherlands)
4.20%, 5/1/50	34,310,000	39,654,946
Macy's, Inc.
6.70%, 7/15/34(a)	55,190,000	62,223,414
4.50%, 12/15/34	11,932,000	11,782,850
Microchip Technology, Inc.
.983%, 9/1/24(a)	22,155,000	21,747,955
Nordstrom, Inc.
6.95%, 3/15/28	19,907,000	22,420,259
Occidental Petroleum Corp.
2.90%, 8/15/24	209,901,000	214,413,871
3.20%, 8/15/26	61,615,000	63,495,490
3.50%, 8/15/29	150,285,000	154,387,780
4.30%, 8/15/39	10,695,000	10,665,803
Oracle Corp.
2.95%, 4/1/30	130,470,000	131,952,914
3.60%, 4/1/40	28,275,000	28,355,714
Prosus NV(f) (Netherlands)

	Par Value	Value
4.85%, 7/6/27(a)	$195,473,000	$ 218,163,506
3.68%, 1/21/30(a)	190,546,000	196,102,382
3.061%, 7/13/31(a)	477,350,000	465,310,417
RELX PLC (United Kingdom)
4.00%, 3/18/29	58,740,000	65,150,335
TC Energy Corp. (Canada)
5.625%, 5/20/75(d)(e)	264,214,000	277,424,700
5.875%, 8/15/76(d)(e)	182,701,000	199,600,842
5.30%, 3/15/77(d)(e)	285,866,000	295,513,977
5.50%, 9/15/79(d)(e)	143,253,000	152,922,577
Telecom Italia SPA (Italy)
5.303%, 5/30/24(a)	345,650,000	363,782,799
7.20%, 7/18/36	69,968,000	80,222,510
7.721%, 6/4/38	175,032,000	205,710,734
The Walt Disney Co.
6.65%, 11/15/37	75,362,000	111,705,643
The Williams Companies, Inc.
3.50%, 11/15/30	109,165,000	116,032,334
T-Mobile U.S., Inc.
2.25%, 2/15/26(a)	109,975,000	110,249,938
3.375%, 4/15/29(a)	111,555,000	113,667,852
3.875%, 4/15/30	166,820,000	182,459,956
3.50%, 4/15/31(a)	111,490,000	115,991,966
4.375%, 4/15/40	51,475,000	58,845,437
4.50%, 4/15/50	30,705,000	35,937,232
3.40%, 10/15/52(a)	79,585,000	79,217,824
Ultrapar Participacoes SA (Brazil)
5.25%, 10/6/26(a)	152,925,000	161,528,560
5.25%, 6/6/29(a)	221,190,000	228,049,102
Union Pacific Corp.
6.061%, 1/17/23	1,939,227	2,007,531
4.698%, 1/2/24	270,542	280,228
5.082%, 1/2/29	2,747,737	2,985,478
5.866%, 7/2/30	19,363,451	22,145,458
6.176%, 1/2/31	18,341,381	21,409,100
Verizon Communications, Inc.
4.272%, 1/15/36	164,849,000	193,365,380
VMware, Inc.
.60%, 8/15/23	50,075,000	49,723,796
1.40%, 8/15/26	83,510,000	82,072,068
Vodafone Group PLC (United Kingdom)
7.00%, 4/4/79(d)(e)	203,250,000	245,826,334
Xerox Holdings Corp.
4.07%, 3/17/22	2,349,000	2,358,008
Zoetis, Inc.
4.50%, 11/13/25	101,339,000	111,558,339
		14,175,951,148
Utilities: 1.6%
Dominion Energy, Inc.
1.45%, 4/15/26	30,710,000	30,354,487
3.375%, 4/1/30	23,545,000	24,986,247
5.75%, 10/1/54(d)(e)	238,611,000	254,589,385
Enel SPA (Italy)
6.80%, 9/15/37(a)	144,924,000	206,256,063
6.00%, 10/7/39(a)	161,210,000	214,153,582
The Southern Co.
4.00%, 1/15/51(d)(e)	292,642,000	299,226,445
3.75%, 9/15/51(d)(e)	102,141,000	102,141,000
		1,131,707,209
		23,042,162,300
Total Debt Securities (Cost $71,490,674,230)		$73,562,352,082

See accompanying Notes to Financial Statements	Dodge & Cox Income Fund ■	PAGE 12

Portfolio of Investments	December 31, 2021
Short-Term Investments: 6.8%
	Par Value/ Shares	Value
Repurchase Agreements: 6.4%
Fixed Income Clearing Corporation(g) 0.000%, dated 12/31/21, due 1/3/22, maturity value $4,581,742,000	$4,581,742,000	$ 4,581,742,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	287,385,806	287,385,806
Total Short-Term Investments (Cost $4,869,127,806)		$ 4,869,127,806
Total Investments In Securities (Cost $76,359,802,036)	109.2%	$78,431,479,888
Other Assets Less Liabilities	(9.2)%	(6,593,497,293)
Net Assets	100.0%	$71,837,982,595
(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b)	Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.
(c)	The security was purchased on a to-be-announced (TBA) when-issued basis.
(d)	Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.
(e)	Hybrid security: characteristics of both a debt and equity security.
(f)	Subsidiary (see below)
(g)	Repurchase agreement is collateralized by U.S. Treasury Notes 0.25%-2.25%, 12/31/23-10/31/27, U.S. Treasury Inflation Indexed Note 0.125%-0.375%, 7/15/25-7/15/27, and Treasury Bills 0.00%, 12/29/22. Total collateral value is $4,673,377,483.
*	Rounds to 0.0%.
Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.
In determining a parent company’s country designation, the Fund generally references the country of incorporation.
Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.

ARM: Adjustable Rate Mortgage
CMBS: Commercial Mortgage-Backed Security
CMO: Collateralized Mortgage Obligation
GO: General Obligation
RB: Revenue Bond
REMIC: Real Estate Mortgage Investment Conduit

PAGE 13 ■	Dodge & Cox Income Fund	See accompanying Notes to Financial Statements

Statement of Assets and Liabilities
December 31, 2021
Assets:
Investments in securities, at value (cost $76,359,802,036)	$78,431,479,888
Cash pledged as collateral for TBA securities	51,885,000
Receivable for investments sold	6,991,405,241
Receivable for Fund shares sold	144,820,236
Dividends and interest receivable	353,897,862
Prepaid expenses and other assets	169,061
85,973,657,288
Liabilities:
Payable for investments purchased	14,002,352,571
Payable for Fund shares redeemed	106,672,819
Management fees payable	24,522,055
Accrued expenses	2,127,248
14,135,674,693
Net Assets	$71,837,982,595
Net Assets Consist of:
Paid in capital	$69,802,093,011
Distributable earnings	2,035,889,584
$71,837,982,595
Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	5,108,346,142
Net asset value per share	$ 14.06
Statement of Operations
Year Ended December 31, 2021
Investment Income:
Dividends	$ 28,053,320
Interest	1,590,522,925
1,618,576,245
Expenses:
Management fees	282,373,870
Custody and fund accounting fees	842,214
Transfer agent fees	9,025,730
Professional services	240,006
Shareholder reports	1,094,767
Registration fees	1,622,839
Trustees fees	383,108
Miscellaneous	860,440
296,442,974
Net Investment Income	1,322,133,271
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities	520,270,278
Net change in unrealized appreciation/depreciation
Investments in securities	(2,491,686,605)
Net realized and unrealized loss	(1,971,416,327)
Net Change in Net Assets From Operations	$ (649,283,056)
Statement of Changes in Net Assets
	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
Operations:
Net investment income	$ 1,322,133,271	$ 1,589,657,522
Net realized gain (loss)	520,270,278	2,025,647,757
Net change in unrealized appreciation/depreciation	(2,491,686,605)	2,133,558,949
	(649,283,056)	5,748,864,228
Distributions to Shareholders:
Total distributions	(2,242,262,868)	(3,090,813,861)
Fund Share Transactions:
Proceeds from sale of shares	17,567,911,713	18,478,347,040
Reinvestment of distributions	1,942,900,567	2,703,016,903
Cost of shares redeemed	(13,908,738,357)	(18,257,521,269)
Net change from Fund share transactions	5,602,073,923	2,923,842,674
Total change in net assets	2,710,527,999	5,581,893,041
Net Assets:
Beginning of year	69,127,454,596	63,545,561,555
End of year	$ 71,837,982,595	$ 69,127,454,596
Share Information:
Shares sold	1,224,368,526	1,274,264,860
Distributions reinvested	137,362,390	187,787,758
Shares redeemed	(970,754,666)	(1,275,444,569)
Net change in shares outstanding	390,976,250	186,608,049
See accompanying Notes to Financial Statements	Dodge & Cox Income Fund ■	PAGE 14

Notes to Financial Statements
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Income Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on January 3, 1989, and seeks high and stable current income consistent with long-term preservation of capital. Risk considerations and investment strategies of the Fund are discussed in the Fund’s Prospectus.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation    The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Debt securities are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities. All securities held by the Fund are denominated in U.S. dollars.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reasonably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions    Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, and gain/loss on paydowns. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, or region. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Repurchase agreements    Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the collateral securities and to apply the proceeds in satisfaction of the obligation.
To-Be-Announced securities    The Fund may purchase mortgage-related securities on a to-be-announced (“TBA”) basis at a fixed price, with payment and delivery on a scheduled future date beyond the customary settlement period for such securities. The Fund may choose to extend the settlement through a “dollar roll” transaction in which it sells the mortgage-related securities to a dealer and simultaneously agrees to purchase similar securities for future delivery at a predetermined price. The Fund accounts for TBA dollar rolls as purchase and sale transactions.
Indemnification     Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in

PAGE 15 ■	Dodge & Cox Income Fund

Notes to Financial Statements
the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■	Level 1: Unadjusted quoted prices in active markets for identical securities
■	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2021:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
U.S. Treasury	$ —	$17,895,125,012
Government-Related	—	3,228,592,908
Securitized	—	29,396,471,862
Corporate	—	23,042,162,300
Short-Term Investments
Repurchase Agreements	—	4,581,742,000
Money Market Fund	287,385,806	—
Total Securities	$287,385,806	$78,144,094,082
Note 3: Related Party Transactions
Management fees    Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to $100 million and 0.40% of the Fund’s average daily net assets in excess of $100 million to Dodge & Cox, investment manager of the Fund. The agreement further provides that Dodge & Cox shall waive its fee to the extent that such fee plus all other ordinary operating expenses of the Fund exceed 1% of the average daily net assets for the year.
Fund officers and trustees    All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 4: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of distributions.
Distributions during the years noted below were characterized as follows for federal income tax purposes:
	Year Ended December 31, 2021	Year Ended December 31, 2020
Ordinary income	$ 1,630,927,049	$ 2,466,786,415
	($0.332 per share)	($0.546 per share)
Long-term capital gain	$ 611,335,819	$ 624,027,446
	($0.122 per share)	($0.137 per share)
At December 31, 2021, the tax basis components of distributable earnings were as follows:
Deferred loss[1]	$ (35,788,268)
Net unrealized appreciation	2,071,677,852
Total distributable earnings	$2,035,889,584
[1]	Represents capital loss incurred between November 1, 2021 and December 31, 2021. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2022.
At December 31, 2021, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$76,359,802,036
Unrealized appreciation	2,704,101,059
Unrealized depreciation	(632,423,207)
Net unrealized appreciation	2,071,677,852
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 5: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund share-

Dodge & Cox Income Fund ■	PAGE 16

Notes to Financial Statements
holder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2021, the Fund’s commitment fee amounted to $392,672 and is reflected as a Miscellaneous Expense in the Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.
Note 6: Purchases and Sales of Investments
For the year ended December 31, 2021, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $3,796,469,488 and $6,824,293,315, respectively. For the year ended December 31, 2021, purchases and sales of U.S. government securities aggregated $69,105,220,745 and $57,955,887,423, respectively.
Note 7: New Accounting Guidance
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate
Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.
Note 8: Subsequent Events
On February 9, 2022, the Fund's Board of Trustees approved a name change of the existing shares of the Fund to "Class I" planned for May 2022. The Board also approved the public offering of a new class of shares, Class X, of the Fund planned for May 2022. Fund management has determined that no other material events or transactions occurred subsequent to December 31, 2021, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

Financial Highlights
Selected data and ratios (for a share outstanding throughout each period)	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$14.65	$14.03	$13.26	$13.76	$13.59
Income from investment operations:
Net investment income	0.27	0.35	0.44	0.41	0.38
Net realized and unrealized gain (loss)	(0.40)	0.96	0.84	(0.45)	0.21
Total from investment operations	(0.13)	1.31	1.28	(0.04)	0.59
Distributions to shareholders from:
Net investment income	(0.27)	(0.36)	(0.43)	(0.40)	(0.38)
Net realized gain	(0.19)	(0.33)	(0.08)	(0.06)	(0.04)
Total distributions	(0.46)	(0.69)	(0.51)	(0.46)	(0.42)
Net asset value, end of year	$14.06	$14.65	$14.03	$13.26	$13.76
Total return	(0.91)%	9.45%	9.73%	(0.31)%	4.36%
Ratios/supplemental data:
Net assets, end of year (millions)	$71,838	$69,127	$63,546	$54,314	$54,287
Ratio of expenses to average net assets	0.42%	0.42%	0.42%	0.42%	0.43%
Ratio of net investment income to average net assets	1.87%	2.43%	3.12%	3.02%	2.80%
Portfolio turnover rate	91%	94%	49%	37%	19%
See accompanying Notes to Financial Statements
PAGE 17 ■	Dodge & Cox Income Fund

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Dodge & Cox Income Fund (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the "Fund") as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
San Francisco, California
February 18, 2022
We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.
Dodge & Cox Income Fund ■	PAGE 18

Special 2021 Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code:
The Fund designates $613,440,364 as long-term capital gain distributions in 2021.
For shareholders that are corporations, the Fund designates 76% of its ordinary dividends paid to shareholders in 2021 as Section 163(j) interest dividends.
Funds' Liquidity Risk Management Program
(unaudited)
The Funds have adopted and implemented a written liquidity risk management program (“Program”) as required by Rule 22e-4 under the Investment Company Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit.
The Funds’ Board of Trustees has approved the appointment of a Liquidity Risk Management Committee including representatives from Dodge & Cox’s Legal, Compliance, Treasury, Operations, Trading, and Portfolio Management departments, which is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.
The Liquidity Risk Management Committee performed an initial assessment of the liquidity risk of the Dodge & Cox Emerging Markets Stock Fund prior to its launch in May, 2021. The Committee refreshed its assessment of all of lthe Funds’ liquidity risk profiles and considered the adequacy and effectiveness of the Program’s operations for the 12 months ended September 30, 2021 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 15, 2021. The report concluded that (i) the Funds had adequate liquidity to operate effectively throughout the covered period; (ii) each Fund’s investment strategy continues to be appropriate for an open end fund; and (iii) the Funds’ Program is reasonably designed to assess and manage its liquidity risk.
Board Approval of Funds' Investment Management Agreements and Management Fees
(unaudited)
The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 15, 2021, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2022 with respect to each Fund
(other than the Emerging Markets Stock Fund, whose investment management agreement was approved at a meeting of the Board of Trustees held on June 2, 2020 and entered into on January 8, 2021). During the course of the year, the Board received extensive information and materials relating to the investment management and administrative services provided by Dodge & Cox and the performance of each of the Funds.
Information Received
Over the past several years, the Board has requested, received, and discussed a number of special presentations on topics relevant to their annual consideration of the proposed renewal of the Funds’ Agreements, including, in 2021, special presentations relating to asset management industry trends and the competitive landscape for the Funds, fund distribution channels, mutual fund fee litigation trends, an update on economies of scale, an update on Environmental, Social, and Governance-related asset management trends, Dodge & Cox’s evolving risk management practices, and equity trading costs. In addition to the foregoing and in advance of the meetings referred to below, the Board, including the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Broadridge to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Broadridge. The Broadridge materials included information regarding advisory and administrative fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as performance comparisons to each Fund’s peer group and to a broad-based securities index or combination of indices. The Broadridge materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, management fee revenue, and separate account fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data, and the investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed memoranda and related materials addressing, among other things, Dodge & Cox’s services to the Funds; how Dodge & Cox Funds’ fees compare to fees of peer group funds; the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; and the ways in which the Funds realize economies of scale. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and helpful in answering questions about all issues. The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating mutual fund management arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with its independent legal counsel on November 11, 2021 and again on December 15, 2021 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and
PAGE 19 ■	Dodge & Cox Income Fund

reasonable and voted to approve the Agreements. In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described herein.
Nature, Quality, and Extent of the Service
The Board considered that Dodge & Cox provides a range of services to the Funds in addition to portfolio management, including regulatory compliance, trading desks, proxy voting, transfer agent and custodian oversight, administration, regulatory agency filings, tax compliance and filings, web site, and anti-money laundering. The nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s consistency in investment approach and depth; the background and experience of the Dodge & Cox U.S. Equity Investment Committee, International Equity Investment Committee, Global Equity Investment Committee, U.S. Fixed Income Investment Committee, and Global Fixed Income Investment Committee, and research analysts responsible for managing the Funds; Dodge & Cox’s methods for assessing the regulatory and investment climate in various jurisdictions; its overall level of attention to its core investment management function; and its commitment to the Funds and their shareholders. The Board reviewed information from Dodge & Cox describing conflicts of interest between the Funds and Dodge & Cox or its other clients, and how Dodge & Cox addresses those conflicts. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, that its investment professionals adhere to a consistent investment approach across the Funds, and that it employs a deliberate, thoughtful approach with respect to the development of new products. The Board further considered the “Gold” analyst rating awarded by Morningstar to all of the Funds (other than the Balanced Fund, which has a “Bronze” rating, and the Emerging Markets Stock Fund, which is too new to be rated). The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.
Investment Performance
The Board reviewed each Fund’s recent and long-term investment performance (including periods of outperformance and underperformance), as compared to relevant indices and the performance of such Fund’s peer group and broader Morningstar category. In assessing the performance of the Funds, the Board considered the Funds’ relative outperformance over the past year. The Board also reviewed the Funds’ investment returns over various periods and concluded that the volatility and underperformance of certain Funds during certain recent periods was consistent with Dodge & Cox’s long-term approach and active investment style. The Board compared the short- and long-term investment performance of the equity funds to both their primary performance benchmarks as well as value-oriented indices, in recognition of the significant performance divergence between value and growth stocks that has persisted for much of the last several years. The Board considered that the recent outperformance as well as the previous underperformance of certain Funds are both the result of a value-oriented investment management process that emphasizes a long-term investment horizon, independent research, a team approach, price discipline, low cost, and low portfolio turnover. The Board concluded that Dodge & Cox has delivered long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.
Costs and Ancillary Benefits
Costs of Services to Funds: Fees and Expenses     The Board considered each Fund’s management fee rate and net expense ratio relative to (1) a broad category of other mutual funds with similar portfolio characteristics and share class and expense structures and (2) a smaller group of peers selected by Broadridge based on investment style, share class characteristics, and asset levels. The Board also considered the management fees charged by Dodge & Cox to other clients. In particular, the Board noted that the management fee rate paid by each Fund compares favorably to its broad category and is competitive within the Fund’s peer group. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the cost of most third-party research, reimbursement for shareholder recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that the Broadridge report shows that the net expense ratio of every Fund (taking into account, in the case of the Global Bond Fund, voluntary expense reimbursements by Dodge & Cox) is in the least expensive quartile compared to its broad Morningstar category and four of the six Funds are in the least expensive quartile of their respective Broadridge peer groups (with the Balanced Fund and the Income in the second-lowest quartile of their peer groups). The Board noted the Funds’ unusual single-share-class structure and reviewed Broadridge data (including asset-weighted average expense ratios) showing that most of the peer group funds offer several different classes of shares, with different expense ratios, to different categories of investors, and that the Broadridge expense comparisons described above generally compare the net expense ratio of each Dodge & Cox Fund’s single share class to one of the least expensive share classes of the peer fund, even though those share classes are often not available to retail investors. On an asset-weighted basis, each Fund, other than the Income Fund, ranks in the least expensive quartile of its Broadridge peer group (taking into account, in the case of the Global Bond Fund, voluntary expense reimbursements by Dodge & Cox). The Income Fund has the lowest weighted average expenses of the funds in the second least expensive quartile of its peer group. The Board noted that the Funds provide access for small investors to quality investment management at a relatively low cost.
The Board also considered that the Funds are priced to scale, i.e., management fee rates begin at relatively low levels. Even without breakpoints, the Funds’ management fee rates are lower than those of many peer funds whose fee schedules include breakpoints. With
Dodge & Cox Income Fund ■	PAGE 20

respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the Board noted that the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. The Board reviewed information regarding the fee rates Dodge & Cox charges to sub-advised funds and separate accounts that have investment programs similar to those of the Funds, including instances where sub-advised funds or separate account fees are lower than Fund fees. The Board considered the differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, as well as material differences in regulatory, litigation, and other risks as between the Dodge & Cox Funds and other types of clients. The Board noted that different markets exist for mutual fund, sub-advisory, and institutional separate account management services and that a comparison of Fund fee rates and sub-advised and separate account fee rates must consider the fact that sub-advised and separate account clients bear additional costs and responsibilities that are included in the cost of a Fund. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.
Profitability and Costs of Services to Dodge & Cox; Fall-out Benefits     The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the scope and quality of the services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect a focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals. The Board also considered that Dodge & Cox has in the past closed some of the Funds to new investors to proactively manage growth in those Funds. While these actions are intended to benefit existing Fund shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders. The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are acceptable. The Board also noted that Dodge & Cox continues to invest in its business to provide enhanced services, systems, and research capabilities, all of which benefit the Funds. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability, and long-term investment performance.
The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the level of Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee and expense structure and the fact that Dodge & Cox builds economies of scale into the Funds’ fee structures by charging low fees from a fund’s inception and keeping overall expenses down as a Fund grows, as compared to other fund complexes that employ fee “breakpoints” only after a fund reaches a certain scale. An assessment of economies of scale must also take into account that Dodge & Cox invests time and resources in each new Fund for months (and sometimes years) prior to launch; in addition, in a Fund’s early periods of operations, expenses are capped, which means that Dodge & Cox subsidizes the operations of a new Fund for a period of time until it reaches scale. The Board also observed that, while total Fund assets have grown over the long term, this growth has not been continuous or evenly distributed across all of the Funds (and indeed that certain Funds have experienced net outflows over the past several years). In addition, the Board noted that Dodge & Cox has shared the benefits of scale with the Funds by adding services to the Funds over time, and that Dodge & Cox’s internal costs of providing investment management, technology, administrative, legal, and compliance services to the Funds continue to increase. For example, Dodge & Cox has continued to increase its global research staff and investment resources over the years to add new capabilities for the benefit of Fund shareholders and to address the increased complexity of investing globally. In addition, Dodge & Cox has made expenditures in other staff, technology, and infrastructure to enable it to integrate credit and equity analyses, incorporate additional quantitative and macroeconomic analyses into its processes, and implement its strategy in a more effective manner. Over the last ten years, Dodge & Cox has increased its spending on research, investment management, client servicing, legal and compliance support, investment operations capabilities, cybersecurity, technology infrastructure, third-party research, data services, and computer systems for trading, operations, compliance, accounting, and communications at a rate that has outpaced the Funds’ growth rate during the same period. The Board also observed that, even without fee breakpoints, the Funds are competitively priced in a competitive market and that having a low fee from inception provides shareholders with the benefits of scale even while a Fund remains relatively small. The Board also noted that there are certain diseconomies of scale associated with managing large funds, insofar as certain of the costs and risks associated with portfolio management increase disproportionately as assets grow.
Conclusion
Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the management fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that Dodge & Cox’s services have provided value for Fund shareholders
PAGE 21 ■	Dodge & Cox Income Fund

over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund's proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
Dodge & Cox Income Fund ■	PAGE 22

Dodge & Cox Funds — Executive Officer & Trustee Information
Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past Five Years and Other Relevant Experience	Other Directorships of Public Companies Held by Trustees
Interested Trustees and Executive Officers
Charles F. Pohl (63)	Chairman and Trustee (since 2014)	Chairman and Director of Dodge & Cox; Chief Investment Officer (until January 2022) and member of U.S. Equity Investment Committee (USEIC) and Emerging Markets Equity Investment Committee (EMEIC), Global Equity Investment Committee (GEIC) (until 2021), International Equity Investment Committee (IEIC) (until 2021) and U.S. Fixed Income Investment Committee (USFIIC)(until 2019)	—
Dana M. Emery (60)	President (since 2014) and Trustee (since 1993)	Chief Executive Officer, President, and Director of Dodge & Cox; member of U.S. Fixed Income Investment Committee (USFIIC) and Global Fixed Income Investment Committee (GFIIC)	—
Diana S. Strandberg (62)	Senior Vice President (since 2006)	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of GEIC, IEIC, EMEIC, USEIC (until (until 2020), GFIIC (until 2018)	—
Roberta R.W. Kameda (61)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017) of Dodge & Cox	—
Shelly Chu (48)	Treasurer (since 2021)	Vice President (since 2020) and Financial Oversight and Control Analyst (since 2017) of Dodge & Cox; Head of Fund Administration at RS Investments (2014-2016); Treasurer of RS Funds (2014-2016); Chief Financial Officer of RS Funds Distributor, LLC (2014-2016)	—
Katherine M. Primas (47)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer of Dodge & Cox	—
Independent Trustees
Caroline M. Hoxby (55)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (72)	Trustee (since 2002)	Senior Counsel of Arnold & Porter (law firm) (2013-2018); Partner of Arnold & Porter (until 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (61)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Alphabet Inc. (internet information services) (since 2005); Director, Netflix, Inc. (internet television) (since 2010); Director, Arista Networks (cloud networking) (since 2013); Director, Blend (software company) (since 2019), Director, Bumble (online dating) (since 2020)
Robert B. Morris III (69)	Trustee (since 2011)	Advisory Director, The Presidio Group (2005-2016); Partner and Managing Director—Global Investment Research at Goldman Sachs (until 2001)	—
Gabriela Franco Parcella (53)	Trustee (since 2020)	President (since 2020) and Executive Managing Director of Merlone Geier Partners (2018-2019); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011)	Director, Terreno Realty Corporation (since 2018)
Gary Roughead (70)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security) (since 2012); Director, Maersk Line, Limited (shipping and transportation) (since 2016)
Mark E. Smith (70)	Trustee (since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (75)	Trustee (since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—
*	The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all six series in the Dodge & Cox Funds complex and serves for an indefinite term.
Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.
PAGE 23 ■	Dodge & Cox Income Fund

Income Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of December 31, 2021, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

Annual Report	2021 December 31, 2021

Global Bond Fund (dodlx)
ESTABLISHED 2014
12/21 GBF AR               Printed on recycled paper

To Our Shareholders (unaudited)
The Dodge & Cox Global Bond Fund had a total return of –0.8% for the year ended December 31, 2021, compared to –1.4% for the Bloomberg Global Aggregate Hedged USD Bond Index (Bloomberg Global Agg USD Hedged) and –4.7% for the Bloomberg Global Aggregate Unhedged Bond Index (Bloomberg Global Agg).
Market Commentary
Throughout 2021, the ever-evolving COVID-19 pandemic dominated headlines, significantly impacted the global economy and financial markets, and posed challenges for government leaders around the world. Nonetheless, the global economic recovery was robust, as continued fiscal and monetary measures compounded advances on the health and scientific front. Market expectations for economic growth accelerated, particularly in developed countries where the rollout of vaccines progressed rapidly. However, the recovery in several emerging markets lost steam and became more challenging. Rising growth and continued supply chain constraints resulted in higher inflation around the world, leading to a pronounced pivot in monetary policy. As 2021 unfolded, several central banks began to unwind the array of extraordinary measures they implemented in 2020. These developments caused interest rates to rise in nearly every country, resulting in weak returns for global bonds.
Inflation was top of mind for investors, consumers, business leaders, and politicians around the globe. The first shifts in monetary policy occurred in several emerging markets, where inflation concerns were heightened due to lower central bank credibility, currency weakness, and political uncertainty. For example, the Central Bank of Brazil started the year with a 2.00% policy rate, which then rose to 9.25% by year end after several aggressive hikes that began in the first quarter. Developed market central banks were slower to act, but several started to raise rates in the second half of the year, as supply chain bottlenecks, rising commodity prices, tight labor markets, and increased demand for select goods and services drove higher-than-expected inflation. Norway’s Norges Bank, the most hawkish within advanced economies, lifted its policy rate from zero to 0.50%.
The Federal Reserve pivoted forcefully in the fourth quarter, announcing plans to scale back the central bank’s monthly bond purchases and phase them out entirely by March 2022. At the same time, the majority of Federal Open Market Committee members forecast at least three interest rate hikes in 2022, representing a significant shift from early fall when only half of the members expected at least one hike during the year. In turn, U.S. Treasury rates rose, with the 10-year ending at 1.51%, a 60 basis pointa increase during the year. Reflecting expectations that longer-term inflation would remain anchored, the yield curve flattened (i.e., 30-year rates rose less than shorter-term rates).
The broad trade-weighted U.S. dollar appreciated during 2021, particularly in the second half of the year, as expectations for higher U.S. rates grew and pandemic fears led to demand for its “safe-haven” status. While the dollar appreciated against nearly all major currencies, its strength was more pronounced against developed market currencies (+5%) than versus emerging market currencies (+2%). However, as is often the case, the currency markets delivered widely divergent outcomes. The Chinese renminbi, a managed currency in a country that was one of the first to economically rebound from the pandemic lockdowns, appreciated 3%. Conversely, Turkey faced a myriad of political and economic challenges and its currency plummeted 44%.
Following a volatile 2020, credit markets were relatively quiet in 2021 as risk premiums remained largely flat and corporate fundamentals remained strong. The Energy and Transportation sectors—two of the sectors most impacted by the pandemic—generated some of the best returns as economic activity rebounded. Strongly rising oil prices (up 55% in 2021) also supported the Energy sector.
Investment Strategy
In 2021, our investment team spent considerable time evaluating the shifting economic and policy landscape. We identified new opportunities across credit, currency, and interest rate markets and reduced holdings with less attractive risk-reward prospects, all while reexamining and reassessing the outlook for inflation and interest rates. While the rise in interest rates provided a tough headwind for generating fixed income returns, our broad investment universe and opportunistic approach helped us navigate the challenging environment. While many parts of the market look fully valued, our focus on security selection has enabled us to continue to identify attractive long-term investment opportunities in individual credits and countries.
We made many changes to our holdings within the creditb sector, particularly in the first half of the year, although the Fund’s credit allocation (47%c) was essentially unchanged year over year. We were active in non-U.S. dollar markets, initiating positions in three new countries as we took advantage of cheaper currency and interest rate valuations. The Fund’s overall non-U.S. dollar currency weighting increased by three percentage points, to 22%. Finally, given rising expectations for higher inflation and interest rates, we left the Fund's headline durationd unchanged, but adjusted its composition by lowering its exposure to U.S. rates and increasing its exposure to emerging market rates.
Rates: Navigating the Start of Policy Normalization
The outlook for inflation and interest rates evolved significantly during the year, sparking much debate in our Investment Committee meetings. During the year, we reduced the Fund’s duration from a peak of 4.8 years in the first quarter to 4.0 years, primarily by reducing exposure to U.S. interest rates. On the other hand, we added incremental duration exposure to select emerging markets including Colombia, Peru, and South Africa. The Fund’s duration is notably lower than that of most major global bond benchmarks, which embed a significant amount of interest rate risk and also feature low yields.
We lowered the Fund’s U.S. duration exposure based on our expectations at the time that U.S. interest rates would rise above the level priced into the market. In the fourth quarter, we reduced exposure in the long end of the yield curve where the price impact

PAGE 1 ■	Dodge & Cox Global Bond Fund

from rising yields is highest. Looking forward, we believe that U.S. rates will continue to rise moderately and the U.S. economy will sustain above-trend growth over the next few years.
Interest rates in many emerging markets rose significantly in 2021. While political and economic risks and inflation concerns justified some of these moves, we believe they created some attractive entry points for long-term investors like us. We also initiated a 1% position in 10-year South African government bonds. Political risks in South Africa are elevated, debt levels are high, and inflation is rising. That said, we believe the elevated level of interest rates (~10%) reflects too much pessimism. And, we are encouraged by what we think is a reasonable fiscal outlook and a credible central bank. However, we have less conviction in the outlook for the South African rand, so we hedged the currency exposure to reduce expected volatility.
Currency: When Will Dollar Dominance Fade?
2021 proved to be a challenging year for our thesis that the U.S. dollar would weaken, as the broad trade-weighted dollar rose 4%, continuing its decade-long trend of strengthening. Over our long-term investment horizon, we believe that the factors for a weaker dollar (e.g., valuation, narrowing divergence between the United States and other economies, fiscal and current account deficits, political risks) will outweigh factors pointing to a stronger dollar (e.g. pandemic safe-haven flows, yield advantage, robust economy). However, we expect that there will be wide divergences in performance across currencies. The Fund is invested in only 11 currencies outside the U.S. dollar.
One of the pillars of our investment approach is valuation discipline, which was evident in the changes to our currency positioning that we made during 2021. Early in the year, we exited the Fund’s positions in Chilean and Swedish government bonds as we assessed peak valuations and less compelling risk-reward prospects going forward. In Chile, the potential for further peso appreciation appeared limited, especially in light of political uncertainty associated with the rewriting of the Constitution and upcoming elections. Similarly, after a strong rally, the Swedish krona appeared more fairly valued with less upside potential. On the other hand, we identified pockets of value in several other currencies and increased the Fund’s non-U.S. dollar exposure.
Following the sharp sell-off in the Japanese yen in November, we initiated a position in Japanese government bonds for the first time in the Fund’s history. Despite the slightly negative yield on Japanese government bonds, we are optimistic about the potential for currency appreciation. The yen exposure also provides diversification benefits to the Fund, as it tends to perform relatively well in risk-off environments. We also added to the Fund’s position in local Brazilian government bonds during the year. Given inflation, debt, and political risks, the Brazilian real has lagged behind other major currencies in the global recovery. However, progress on the virus and macroeconomic fronts is encouraging. In addition, growth remains resilient, fiscal dynamics are expected to stabilize, and the central bank is committed to anchoring inflation expectations.
Credit: Focus on Security Selection
Credit valuations and the Fund’s overall allocation to credit were relatively stable over the course of the year. However, we made numerous changes to individual holdings within the Credit sector. The Fund’s 47% allocation reflects our enthusiasm for credit holdings relative to lower-yielding developed-market government bonds. While credit valuations are near post-financial crisis highs, they reflect generally healthy balance sheets, strong profitability, and an expectation that the Fed (or other major central banks) is likely to support the market should tail risks materialize.
In typical fashion, our investment team focused on fundamental research, security selection, and valuation discipline throughout the year. Valuation considerations drove us to reduce or sell several positions in the first half of the year, particularly several longer-dated securities (e.g., AbbVie, CSX, Dow Chemical, Kraft) that had significant price risk should spreads revert wider.
After higher oil prices bolstered the performance of the Fund’s energy holdings, we reduced our exposure by selling ConocoPhillips and trimming Kinder Morgan. Nonetheless, more than 9% of the Fund remains invested in energy-sensitive companies, where we still see value. Occidental Petroleum is a small position that suffered in 2020, but was a strong performer in 2021. The company has high-quality assets and it has also made significant progress in reducing debt and funding needs for the next few years. As we gradually reduced certain holdings in sectors that performed well as the global recovery progressed (e.g., Banks, Energy, Transportation), we re-allocated towards sectors that lagged (e.g., Communications, Consumer). As of the end of the year, the Fund held 50 credit issuers, down from 59 at the end of 2020.
In Closing
As we look forward, we believe the Fund is well positioned to benefit from the ongoing economic recovery. While the low level of yields tempers our return expectations, we remain confident that our investment team will continue to uncover attractive investment opportunities.
Thank you for your continued confidence in our firm. As always, we welcome your comments and questions.
For the Board of Trustees,

Charles F. Pohl, Chairman	Dana M. Emery, President
February 1, 2022
(a)	One basis point is equal to 1/100th of 1%.
(b)	Credit securities refers to corporate bonds and government-related securities, as classified by Bloomberg.
(c)	Unless otherwise specified, all weightings include accrued interest and weightings and characteristics are as of December 31, 2021.
(d)	Duration is a measure of a bond’s (or a bond portfolio’s) price sensitivity to changes in interest rates.
Dodge & Cox Global Bond Fund ■	PAGE 2

2021 Performance Review (unaudited)
The Fund returned –0.8% in 2021.
Key Detractors
■	The Fund’s exposure to interest rates in the United States and a number of emerging market countries (e.g., Mexico, Brazil, Colombia) detracted from returns as government bond yields rose.
■	The Fund’s exposure to several emerging market currencies, including the Colombian peso and Polish zloty, detracted from returns.
Key Contributors
■	The Fund’s high allocation to Corporate bonds (42%*) added to returns, led by energy-related holdings (e.g., Occidental Petroleum, Kinder Morgan, TC Energy).
■	The Fund’s holdings of certain government-related credit performed well, including Pemex and State of Illinois.
*  Figures in this section denote Fund positioning at the beginning of the period.
Key Characteristics of Dodge & Cox
Independent Organization
Dodge & Cox is one of the largest privately owned investment managers in the world. We remain committed to independence, with a goal of providing the highest quality investment management service to our existing clients.
Over 90 Years of Investment Experience
Dodge & Cox was founded in 1930. We have a stable and well-qualified team of investment professionals, most of whom have spent their entire careers at Dodge & Cox.
Experienced Investment Team
The Global Fixed Income Investment Committee, which is the decision-making body for the Global Bond Fund, is a seven-member committee with an average tenure at Dodge & Cox of 21 years.
One Business with a Single Decision-Making Office
Dodge & Cox manages equity (domestic, international, and global), fixed income (domestic and global), and balanced investments, all from one office in San Francisco.
Consistent Investment Approach
Our team decision-making process involves thorough, bottom-up fundamental analysis of each investment.
Long-Term Focus and Low Expenses
We invest with a three- to five-year investment horizon, which has historically resulted in low turnover relative to our peers. We manage Funds that maintain low expense ratios.
Risks: The yields and market values of the instruments in which the Fund invests may fluctuate. Accordingly, an investment may be worth more or less than its original cost. Debt securities are subject to interest rate risk, credit risk, and prepayment and call risk, all of which could have adverse effects on the value of the Fund. A low interest rate environment creates an elevated risk of future negative returns. Financial intermediaries may restrict their market making activities for certain debt securities, which may reduce the liquidity and increase the volatility of such securities. Investing in non-U.S. securities may entail risk due to foreign economic and political developments; this risk may be increased when investing in emerging markets. The Fund is also subject to currency risk. Please read the prospectus and summary prospectus for specific details regarding the Fund's risk profile.
PAGE 3 ■	Dodge & Cox Global Bond Fund

Growth of $10,000 Since Inception (unaudited)
For an Investment Made on December 5, 2012
Average Annual Total Return
For Periods Ended December 31, 2021
				Since
				Inception
	1 Year	3 Years	5 Years	(12/5/12)
Dodge & Cox Global Bond Fund	-0.85%	7.58%	5.85%	3.90%
Bloomberg Global Aggregate Bond Index (USD Hedged)	-1.39	4.06	3.39	3.22
Bloomberg Global Aggregate Bond Index (Unhedged)	-4.71	3.59	3.36	1.40
Returns represent past performance and do not guarantee future results. Investment return and share price will fluctuate with market conditions, and investors may have a gain or loss when shares are sold. Fund performance changes over time and currently may be significantly lower than stated. Performance is updated and published monthly. Visit the Fund's website at dodgeandcox.com or call 800-621-3979 for current performance figures.
A private fund managed and funded by Dodge & Cox (the "Private Fund") was reorganized into the Fund and the Fund commenced operations on May 1, 2014. The Private Fund commenced operations on December 5, 2012 and had an investment objective, policies, and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. However, the Private Fund was not registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"), and therefore was not subject to certain investment limitations, diversification requirements, liquidity requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.
The Fund's total returns include the reinvestment of dividend and capital gain distributions, but have not been adjusted for any income taxes payable by shareholders on these distributions or on Fund share redemptions. Index returns include interest income but, unlike Fund returns, do not reflect fees or expenses. The Bloomberg Global Aggregate Bond Index (Bloomberg Global Agg) is a widely recognized, unmanaged index of multi-currency, investment-grade debt securities. Effective January 15, 2021, the Fund’s benchmark index was changed from the USD unhedged to the USD hedged version of the Bloomberg Global Aggregate Bond Index.
Bloomberg is a registered trademark of Bloomberg Finance L.P. and its affiliates.

Fund Expense Example (unaudited)
As a Fund shareholder, you incur ongoing Fund costs, including management fees and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The following example shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The example assumes a $1,000 investment held for the six months indicated.
Actual Expenses
The first line of the table below provides information about actual account values and expenses based on the Fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison with Other Mutual Funds
Information on the second line of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio of the Fund and an assumed 5% annual rate of return before expenses (not the Fund’s actual return). The amount under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other mutual funds.
Six Months Ended December 31, 2021	Beginning Account Value 7/1/2021	Ending Account Value 12/31/2021	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$ 991.70	$2.26
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.94	2.29
*	Expenses are equal to the Fund’s annualized expense ratio of 0.45%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The expenses shown in the table highlight ongoing costs only and do not reflect any transactional fees or account maintenance fees. Though other mutual funds may charge such fees, please note that the Fund does not charge transaction fees (e.g., redemption fees, sales loads) or universal account maintenance fees (e.g., small account fees).
Dodge & Cox Global Bond Fund ■	PAGE 4

Portfolio Information (unaudited)	December 31, 2021
Sector Diversification (%)(a)	% of Net Assets
Corporate	42.0
Government	32.2
Government-Related	4.6
Securitized	26.5
Net Cash & Other(b)	(5.3)
Region Diversification (%)(a)	% of Net Assets
United States	55.8
Latin America	16.3
Europe (excluding United Kingdom)	13.9
Asia Pacific (excluding Japan)	7.6
United Kingdom	6.7
Canada	1.9
Japan	1.3
Africa	1.3
Supranational	0.5
(a)	Weights exclude the effect of the Fund’s derivative contracts.
(b)	Net Cash & Other includes cash, short-term investments, derivatives, receivables, and payables. Assets to cover payables for forward settle TBA mortgage security purchases are invested in short-maturity U.S. Treasuries.
PAGE 5 ■	Dodge & Cox Global Bond Fund

Consolidated Portfolio of Investments	December 31, 2021
Debt Securities: 105.3%
		Par Value	Value
Government: 32.2%
Brazil Government (Brazil)
10.00%, 1/1/25	BRL	137,272,000	$ 24,252,620
10.00%, 1/1/27	BRL	140,586,000	24,618,737
Colombia Government (Colombia)
3.30%, 3/17/27(a)	COP	38,489,088,700	9,667,804
7.25%, 10/18/34	COP	131,829,700,000	29,679,275
India Government (India)
5.63%, 4/12/26	INR	2,987,820,000	39,941,069
Indonesia Government (Indonesia)
8.25%, 5/15/36	IDR	775,689,000,000	60,433,317
Japan Government (Japan)
0.10%, 12/20/24	JPY	2,874,600,000	25,131,934
Malaysia Government (Malaysia)
3.899%, 11/16/27	MYR	41,685,000	10,325,602
4.893%, 6/8/38	MYR	57,968,000	15,293,757
Mexico Government (Mexico)
2.00%, 6/9/22(a)	MXN	514,670,189	25,052,201
5.75%, 3/5/26	MXN	214,254,100	9,863,401
4.00%, 11/30/28(a)	MXN	363,544,890	18,947,195
8.00%, 11/7/47	MXN	592,580,400	28,680,191
Norway Government (Norway)
3.00%, 3/14/24(b)	NOK	165,752,000	19,458,493
Peru Government (Peru)
6.15%, 8/12/32	PEN	81,438,000	20,464,299
Poland Government (Poland)
3.25%, 7/25/25	PLN	117,404,000	28,614,610
Russia Government (Russia)
7.40%, 7/17/24	RUB	1,032,900,000	13,527,309
7.65%, 4/10/30	RUB	1,549,831,000	19,919,654
South Africa Government (South Africa)
8.25%, 3/31/32	ZAR	360,000,000	20,440,683
South Korea Government (South Korea)
1.25%, 3/10/26	KRW	21,410,000,000	17,478,081
Thailand Government (Thailand)
1.25%, 3/12/28(a)(c)	THB	287,855,100	8,607,081
U.S. Treasury Note/Bond (United States)
0.125%, 4/30/23	USD	23,000,000	22,876,914
0.25%, 11/15/23	USD	14,290,000	14,172,219
0.50%, 11/30/23	USD	39,400,000	39,249,172
0.125%, 1/15/24	USD	245,000	241,909
0.375%, 4/15/24	USD	28,000,000	27,718,906
0.25%, 5/15/24	USD	27,300,000	26,927,824
0.625%, 10/15/24	USD	40,000,000	39,675,000
			641,259,257
Government-Related: 4.6%
Chicago Transit Authority RB (United States)
6.899%, 12/1/40	USD	2,365,000	3,330,909
6.899%, 12/1/40	USD	350,000	492,946
6.20%, 12/1/40	USD	1,425,000	1,948,333
Colombia Government International (Colombia)
5.625%, 2/26/44	USD	5,600,000	5,421,472
5.00%, 6/15/45	USD	2,100,000	1,895,250
European Bank for Reconstruction & Development (Supranational)
5.15%, 2/16/24	INR	718,500,000	9,623,701
Petroleo Brasileiro SA (Brazil)
6.625%, 1/16/34	GBP	1,525,000	2,278,130
7.25%, 3/17/44	USD	3,950,000	4,374,625

		Par Value	Value
6.90%, 3/19/49	USD	4,250,000	$ 4,526,250
6.75%, 6/3/50	USD	8,850,000	9,259,312
Petroleos Mexicanos (Mexico)
4.75%, 2/26/29(c)	EUR	7,600,000	8,510,155
6.75%, 9/21/47	USD	5,711,000	5,068,513
6.35%, 2/12/48	USD	40,000	34,240
7.69%, 1/23/50	USD	24,800,000	23,932,000
6.95%, 1/28/60	USD	10,000	8,925
State of Illinois GO (United States)
5.10%, 6/1/33	USD	8,580,000	9,917,487
			90,622,248
Securitized: 26.5%
Asset-Backed: 4.7%
Other: 0.9%
Rio Oil Finance Trust (Brazil)
9.25%, 7/6/24(b)	USD	5,644,345	6,053,559
9.75%, 1/6/27(b)	USD	4,289,976	4,912,022
8.20%, 4/6/28(b)	USD	6,354,502	7,188,531
			18,154,112
Student Loan: 3.8%
Navient Student Loan Trust (United States)
USD LIBOR 1-Month
+1.25% 1.353%, 6/25/65(b)	USD	1,183,013	1,209,444
+1.35% 1.453%, 6/25/65(b)	USD	19,806,573	20,382,545
+1.00% 1.103%, 9/27/66(b)	USD	3,863,000	3,921,901
+0.60% 0.702%, 12/26/69(b)	USD	16,812,251	16,821,845
+0.55% 0.70%, 2/25/70(b)	USD	7,361,479	7,357,388
Navient Student Loan Trust (Private Loans) (United States)
Series 2017-A B, 3.91%, 12/16/58(b)	USD	1,445,000	1,457,481
Series 2020-A B, 3.16%, 11/15/68(b)	USD	2,000,000	2,061,121
SLM Student Loan Trust (United States)
USD LIBOR 1-Month
+0.95% 1.052%, 9/25/28	USD	1,595,231	1,580,822
USD LIBOR 3-Month
+1.70% 1.824%, 7/25/23	USD	8,980,642	9,017,746
+0.11% 0.313%, 12/15/32(b)	USD	2,480,437	2,374,988
+0.45% 0.653%, 12/15/32(b)	USD	890,109	867,321
SMB Private Education Loan Trust (Private Loans) (United States)
Series 2017-B A2A, 2.82%, 10/15/35(b)	USD	876,470	893,031
Series 2018-C B, 4.00%, 11/17/42(b)	USD	1,000,000	1,047,474
Series 2021-A APT2, 1.07%, 1/15/53(b)	USD	5,957,663	5,798,696
			74,791,803
			92,945,915
CMBS: 0.1%
Agency CMBS: 0.1%
Freddie Mac Military Housing Trust Multifamily (United States)
6.195%, 11/25/52(b)(d)	USD	986,807	1,148,959
4.492%, 11/25/55(b)(d)	USD	1,576,618	1,952,903
			3,101,862

See accompanying Notes to Consolidated Financial Statements	Dodge & Cox Global Bond Fund ■ PAGE 6

Consolidated Portfolio of Investments	December 31, 2021
Debt Securities (continued)
		Par Value	Value
Mortgage-Related: 21.7%
Federal Agency CMO & REMIC: 1.0%
Fannie Mae (United States)
Trust 2004-W9 1A3, 6.05%, 2/25/44	USD	272,755	$ 306,382
Freddie Mac (United States)
Series 4283 EW, 4.50%, 12/15/43(d)	USD	51,412	55,214
Series 4319 MA, 4.50%, 3/15/44(d)	USD	178,432	196,288
Ginnie Mae (United States)
Series 2010-169 JZ, 4.00%, 12/20/40	USD	142,182	149,270
Series 2021-H19 FM, 0.87%, 12/20/71	USD	13,104,000	13,412,660
USD LIBOR 12-Month
+0.22% 0.448%, 10/20/67	USD	419,763	414,915
USD LIBOR 1-Month
+0.52% 0.624%, 7/20/70	USD	5,877,024	5,927,594
			20,462,323
Federal Agency Mortgage Pass-Through: 20.7%
Fannie Mae, 15 Year (United States)
5.00%, 7/1/25	USD	4,115	4,286
Fannie Mae, 30 Year (United States)
4.50% 4/1/39 - 2/1/45	USD	664,356	733,853
2.50% 6/1/50 - 12/1/50	USD	27,534,654	28,313,501
2.00% 9/1/50 - 2/1/51	USD	34,965,823	34,972,774
2.00%, 1/1/51	USD	13,770,795	13,792,769
2.50%, 2/1/51	USD	27,250,744	28,062,636
Fannie Mae, Hybrid ARM (United States)
1.83% 8/1/44 - 9/1/44(d)	USD	76,070	78,806
Freddie Mac, Hybrid ARM (United States)
1.88%, 10/1/44(d)	USD	75,680	78,445
1.85%, 11/1/44(d)	USD	241,438	249,774
2.39%, 1/1/45(d)	USD	118,643	123,151
Freddie Mac Gold, 30 Year (United States)
6.00%, 2/1/35	USD	36,343	41,260
4.50% 8/1/44 - 7/1/47	USD	564,844	613,784
Freddie Mac Pool, 30 Year (United States)
2.50% 6/1/50 - 11/1/51	USD	48,618,611	49,971,123
2.00%, 7/1/50	USD	10,405,393	10,414,010
UMBS TBA, 30 Year (United States)
2.50%, 2/1/51(e)	USD	239,880,000	244,125,910
			411,576,082
			432,038,405
			528,086,182
Corporate: 42.0%
Financials: 9.7%
Bank of America Corp. (United States)
4.25%, 10/22/26	USD	1,575,000	1,737,858
4.183%, 11/25/27	USD	13,100,000	14,333,273
6.11%, 1/29/37	USD	2,250,000	3,026,640
Barclays PLC (United Kingdom)
4.836%, 5/9/28	USD	5,575,000	6,141,295
BNP Paribas SA (France)
4.375%, 9/28/25(b)	USD	3,290,000	3,564,482
4.375%, 5/12/26(b)	USD	5,675,000	6,171,415
4.625%, 3/13/27(b)	USD	8,575,000	9,504,660
Boston Properties, Inc. (United States)
3.25%, 1/30/31	USD	4,375,000	4,583,684
Citigroup, Inc. (United States)
6.625%, 6/15/32	USD	7,284,000	9,662,924
USD LIBOR 3-Month

		Par Value	Value
+ 6.37%,6.499%, 10/30/40(f)	USD	7,915,125	$ 8,841,195
HSBC Holdings PLC (United Kingdom)
6.50%, 5/2/36	USD	4,500,000	6,113,813
6.50%, 9/15/37	USD	1,100,000	1,521,902
6.00%, 3/29/40(c)	GBP	10,901,000	20,433,458
JPMorgan Chase & Co. (United States)
1.09%, 3/11/27(c)(g)	EUR	11,450,000	13,409,010
4.25%, 10/1/27	USD	1,300,000	1,458,281
4.493%, 3/24/31(g)	USD	2,125,000	2,459,068
2.522%, 4/22/31(g)	USD	2,000,000	2,021,465
2.956%, 5/13/31(g)	USD	4,150,000	4,296,801
Lloyds Banking Group PLC (United Kingdom)
4.50%, 11/4/24	USD	2,200,000	2,370,132
4.582%, 12/10/25	USD	6,600,000	7,199,506
4.65%, 3/24/26	USD	4,200,000	4,623,609
NatWest Group PLC (United Kingdom)
5.125%, 5/28/24	USD	2,650,000	2,857,184
1.642%, 6/14/27(g)	USD	7,535,000	7,431,669
Navient Corp. (United States)
6.125%, 3/25/24	USD	13,500,000	14,394,375
UniCredit SPA (Italy)
7.296%, 4/2/34(b)(g)	USD	1,400,000	1,677,242
5.459%, 6/30/35(b)(g)	USD	16,175,000	17,623,179
Wells Fargo & Co. (United States)
4.30%, 7/22/27	USD	5,500,000	6,127,724
2.572%, 2/11/31(g)	USD	5,100,000	5,206,392
5.606%, 1/15/44	USD	2,750,000	3,721,179
4.65%, 11/4/44	USD	550,000	665,857
			193,179,272
Industrials: 28.6%
Altria Group, Inc. (United States)
5.95%, 2/14/49	USD	11,125,000	13,883,230
Anheuser-Busch InBev SA/NV (Belgium)
5.55%, 1/23/49	USD	3,775,000	5,222,553
AT&T, Inc. (United States)
3.15%, 9/4/36	EUR	11,175,000	15,098,307
5.25%, 3/1/37	USD	6,675,000	8,256,396
Bayer AG (Germany)
3.125%, 11/12/79(c)(f)(g)	EUR	22,000,000	25,422,696
British American Tobacco PLC (United Kingdom)
3.75%, 3/23/71(c)(f)(g)	EUR	31,500,000	35,064,792
Cemex SAB de CV (Mexico)
7.375%, 6/5/27(b)	USD	1,050,000	1,156,061
5.45%, 11/19/29(b)	USD	5,775,000	6,186,469
5.20%, 9/17/30(b)	USD	11,345,000	12,181,694
Charter Communications, Inc. (United States)
4.50%, 5/1/32	USD	17,675,000	18,183,156
4.50%, 6/1/33(b)	USD	20,625,000	21,042,244
CVS Health Corp. (United States)
4.30%, 3/25/28	USD	268,000	300,746
3.75%, 4/1/30	USD	250,000	274,088
4.78%, 3/25/38	USD	2,925,000	3,560,453
5.05%, 3/25/48	USD	3,975,000	5,197,065
Elanco Animal Health, Inc. (United States)
5.90%, 8/28/28	USD	22,107,000	25,644,120

PAGE 7 ■	Dodge & Cox Global Bond Fund	See accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments	December 31, 2021
Debt Securities (continued)
		Par Value	Value
Ford Motor Credit Co. LLC(h) (United States)
4.375%, 8/6/23	USD	3,200,000	$ 3,329,344
4.063%, 11/1/24	USD	9,780,000	10,290,223
5.125%, 6/16/25	USD	8,175,000	8,890,312
4.134%, 8/4/25	USD	1,325,000	1,406,156
3.375%, 11/13/25	USD	6,000,000	6,233,520
Grupo Televisa SAB (Mexico)
8.50%, 3/11/32	USD	1,464,000	2,102,669
6.125%, 1/31/46	USD	4,075,000	5,509,644
5.25%, 5/24/49	USD	5,800,000	7,269,544
Holcim, Ltd. (Switzerland)
7.125%, 7/15/36	USD	1,150,000	1,685,209
6.50%, 9/12/43(b)	USD	1,225,000	1,794,142
4.75%, 9/22/46(b)	USD	950,000	1,167,931
Imperial Brands PLC (United Kingdom)
4.875%, 6/7/32(c)	GBP	13,182,000	20,378,594
Kinder Morgan, Inc. (United States)
6.95%, 1/15/38	USD	5,300,000	7,333,044
5.50%, 3/1/44	USD	675,000	827,470
5.55%, 6/1/45	USD	5,250,000	6,637,691
5.05%, 2/15/46	USD	3,925,000	4,704,311
Microchip Technology, Inc. (United States)
0.983%, 9/1/24(b)	USD	13,700,000	13,448,296
Millicom International Cellular SA (Luxembourg)
5.125%, 1/15/28(b)	USD	19,215,000	19,899,054
MTN Group, Ltd. (South Africa)
4.755%, 11/11/24(b)	USD	5,200,000	5,426,200
News Corp. (United States)
3.875%, 5/15/29(b)	USD	8,950,000	9,039,500
Occidental Petroleum Corp. (United States)
4.30%, 8/15/39	USD	750,000	747,953
6.60%, 3/15/46	USD	10,125,000	13,137,187
Prosus NV(h) (Netherlands)
2.031%, 8/3/32(b)	EUR	29,275,000	32,967,264
4.027%, 8/3/50(b)	USD	1,200,000	1,152,365
3.832%, 2/8/51(b)	USD	6,200,000	5,782,486
QVC, Inc.(h) (United States)
4.45%, 2/15/25	USD	8,950,000	9,442,250
TC Energy Corp. (Canada)
5.625%, 5/20/75(f)(g)	USD	3,600,000	3,780,000
5.875%, 8/15/76(f)(g)	USD	1,250,000	1,365,625
5.30%, 3/15/77(f)(g)	USD	25,642,000	26,507,417
5.50%, 9/15/79(f)(g)	USD	5,045,000	5,385,538
Telecom Italia SPA (Italy)
5.303%, 5/30/24(b)	USD	3,550,000	3,736,233
7.20%, 7/18/36	USD	20,283,000	23,255,676
7.721%, 6/4/38	USD	4,100,000	4,818,628
The Williams Companies, Inc. (United States)
5.75%, 6/24/44	USD	6,547,000	8,497,556
5.10%, 9/15/45	USD	5,650,000	6,943,678
T-Mobile U.S., Inc. (United States)
7.875%, 9/15/23	USD	18,747,000	20,645,134
3.50%, 4/15/31	USD	25,300,000	26,321,614
3.50%, 4/15/31(b)	USD	2,000,000	2,080,760
Ultrapar Participacoes SA (Brazil)
5.25%, 10/6/26(b)	USD	7,180,000	7,583,947
5.25%, 6/6/29(b)	USD	7,216,000	7,439,768
VMware, Inc. (United States)
1.40%, 8/15/26	USD	4,150,000	4,078,542

		Par Value	Value
Vodafone Group PLC (United Kingdom)
7.00%, 4/4/79(f)(g)	USD	8,825,000	$ 10,673,640
3.00%, 8/27/80(c)(f)(g)	EUR	8,150,000	9,348,363
			569,738,548
Utilities: 3.7%
Dominion Energy, Inc. (United States)
5.75%, 10/1/54(f)(g)	USD	13,394,000	14,290,918
Enel SPA (Italy)
8.75%, 9/24/73(b)(f)(g)	USD	27,036,000	30,111,345
NextEra Energy, Inc. (United States)
5.65%, 5/1/79(f)(g)	USD	8,075,000	9,148,520
The Southern Co. (United States)
4.00%, 1/15/51(f)(g)	USD	1,650,000	1,687,125
5.50%, 3/15/57(f)(g)	USD	17,920,000	17,961,511
			73,199,419
			836,117,239
Total Debt Securities (Cost $2,116,010,816)			$2,096,084,926
Short-Term Investments: 5.7%
		Par Value/ Shares	Value
Repurchase Agreements: 5.3%
Fixed Income Clearing Corporation(i) 0.000%, dated 12/31/21, due 1/3/22, maturity value $105,220,000	USD	105,220,000	$ 105,220,000
Money Market Fund: 0.4%
State Street Institutional U.S. Government Money Market Fund - Premier Class	USD	7,988,759	7,988,759
Total Short-Term Investments (Cost $113,208,759)			$ 113,208,759
Total Investments in Securities (Cost $2,229,219,575)		111.0%	$2,209,293,685
Other Assets Less Liabilities		(11.0)%	(218,091,026)
Net Assets		100.0%	$1,991,202,659

See accompanying Notes to Consolidated Financial Statements	Dodge & Cox Global Bond Fund ■ PAGE 8

Consolidated Portfolio of Investments	December 31, 2021
(a)	Inflation-linked
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S securities are subject to restrictions on resale in the United States.
(d)	Variable rate security: interest rate is determined by the interest rates of underlying pool of assets that collateralize the security. The interest rate of the security may change due to a change in the interest rates or the composition of underlying pool of assets. The interest rate shown is the rate as of period end.
(e)	The security was purchased on a to-be-announced (TBA) when-issued basis.
(f)	Hybrid security: characteristics of both a debt and equity security.
(g)	Variable rate security: fixed-to-float security pays an initial fixed interest rate and will pay a floating interest rate established at a predetermined time in the future. The interest rate shown is the rate as of period end.
(h)	Subsidiary (see below)
(i)	Repurchase agreement is collateralized by U.S. Treasury Notes 0.75%, 12/31/23. Total collateral value is $107,324,475.
Debt securities are grouped by parent company unless otherwise noted. Actual securities may be issued by the listed parent company or one of its subsidiaries.
In determining a parent company’s country designation, the Fund generally references the country of incorporation.
Debt securities with floating interest rates are linked to the referenced benchmark; the interest rate shown is the rate as of period end.

ARM: Adjustable Rate Mortgage
CMBS: Commercial Mortgage-Backed Security
CMO: Collateralized Mortgage Obligation
GO: General Obligation
RB: Revenue Bond
REMIC: Real Estate Mortgage Investment Conduit
BRL: Brazilian Real
COP: Colombian Peso
EUR: Euro
GBP: British Pound
IDR: Indonesian Rupiah
INR: Indian Rupee
JPY: Japan Yen
KRW: South Korean Won
MXN: Mexican Peso
MYR: Malaysian Ringgit
NOK: Norwegian Krone
PEN: Peru Nuevo Sol
PLN: Polish Zloty
RUB: Russian Ruble
THB: Thai Baht
USD: United States Dollar
ZAR: South Africa Rand

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value / Unrealized Appreciation/ (Depreciation)
Euro-Bobl Future— Short Position	(132)	3/8/22	$ (20,023,567)	$ 145,568
Euro-Bund Future— Short Position	(513)	3/8/22	(100,088,701)	1,653,107
Long-Term U.S. Treasury Bond— Short Position	(309)	3/22/22	(49,575,187)	(520,121)
UK-Gilt Future— Short Position	(341)	3/29/22	(57,648,911)	(276,436)
Ultra 10 Year U.S. Treasury Note Future— Short Position	(176)	3/22/22	(25,773,000)	(367,470)
Ultra Long-Term U.S. Treasury Bond— Short Position	(341)	3/22/22	(67,219,625)	(676,539)
				$ (41,891)
Currency Forward Contracts
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
EUR: Euro
Bank of America	3/16/22	USD	4,387,430	EUR	3,776,484	$ 81,589
Bank of America	3/16/22	USD	5,281,628	EUR	4,559,025	83,555
Citibank	3/16/22	USD	6,100,053	EUR	5,205,374	165,031
Goldman Sachs	3/16/22	USD	33,323,166	EUR	28,258,890	1,103,170
HSBC	3/16/22	USD	31,991,278	EUR	27,011,995	1,192,957
JPMorgan	3/16/22	USD	1,957,055	EUR	1,690,027	30,134
JPMorgan	3/16/22	USD	7,972,127	EUR	7,024,101	(36,556)
Bank of America	6/15/22	USD	53,345,810	EUR	47,018,514	(394,243)
GBP: British Pound
Bank of America	3/16/22	USD	6,262,902	GBP	4,623,980	6,015
HSBC	3/16/22	USD	14,808,837	GBP	10,703,640	325,327
State Street	3/16/22	USD	1,771,333	GBP	1,284,189	33,647
Standard Chartered	6/15/22	USD	22,176,010	GBP	16,760,796	(487,847)
KRW: South Korean Won
State Street	3/23/22	USD	13,910,711	KRW	15,766,400,000	667,146
State Street	3/23/22	USD	2,599,364	KRW	2,943,000,000	127,284
State Street	3/23/22	USD	2,017,779	KRW	2,381,080,000	17,704
PAGE 9 ■	Dodge & Cox Global Bond Fund	See accompanying Notes to Consolidated Financial Statements

Consolidated Portfolio of Investments	December 31, 2021
Counterparty	Settle Date	Currency Purchased		Currency Sold		Unrealized Appreciation (Depreciation)
THB: Thai Baht
JPMorgan	6/22/22	USD	8,216,439	THB	258,900,000	$ 418,582
State Street	6/22/22	USD	430,008	THB	14,490,206	(6,425)
ZAR: South African Rand
Bank of America	1/11/23	USD	19,316,490	ZAR	329,259,237	(344,904)
Unrealized gain on currency forward contracts						4,252,141
Unrealized loss on currency forward contracts						(1,269,975)
Net unrealized gain on currency forward contracts						$ 2,982,166
The listed counterparty may be the parent company or one of its subsidiaries.
See accompanying Notes to Consolidated Financial Statements	Dodge & Cox Global Bond Fund ■ PAGE 10

Consolidated
Statement of Assets and Liabilities
December 31, 2021
Assets:
Investments in securities, at value (cost $2,229,219,575)	$2,209,293,685
Unrealized appreciation on currency forward contracts	4,252,141
Cash pledged as collateral for currency forward contracts	620,000
Cash pledged as collateral for TBAs	1,885,000
Cash	100
Cash denominated in foreign currency (cost $2,343)	21,968
Deposits with broker for futures contracts	6,480,825
Receivable for investments sold	244,516,450
Receivable for Fund shares sold	3,508,962
Dividends and interest receivable	20,841,711
Expense reimbursement receivable	127,413
Prepaid expenses and other assets	3,158
2,491,551,413
Liabilities:
Unrealized depreciation on currency forward contracts	1,269,975
Cash received as collateral for currency forward contracts	4,030,000
Payable for variation margin for futures contracts	822,950
Payable for investments purchased	490,293,079
Payable for Fund shares redeemed	2,607,391
Deferred foreign capital gains tax	177,394
Management fees payable	837,939
Accrued expenses	310,026
500,348,754
Net Assets	$1,991,202,659
Net Assets Consist of:
Paid in capital	$2,016,652,971
Accumulated loss	(25,450,312)
$1,991,202,659
Fund shares outstanding (par value $0.01 each, unlimited shares authorized)	172,522,015
Net asset value per share	$ 11.54
Consolidated
Statement of Operations
Year Ended December 31, 2021
Investment Income:
Dividends	$ 521,270
Interest (net of foreign taxes of $609,691)	48,091,312
Non-cash inflation-linked income	2,920,371
51,532,953
Expenses:
Management fees	7,863,118
Custody and fund accounting fees	256,213
Transfer agent fees	198,338
Professional services	305,699
Shareholder reports	86,278
Registration fees	295,740
Trustees fees	383,107
Miscellaneous	43,563
Total expenses	9,432,056
Expenses reimbursed by investment manager	(2,355,251)
Net expenses	7,076,805
Net Investment Income	44,456,148
Realized and Unrealized Gain (Loss):
Net realized gain (loss)
Investments in securities (net of foreign capital gains tax of $37,405)	5,830,227
Futures contracts	7,176,531
Currency forward contracts	4,656,814
Foreign currency transactions	(215,647)
Net change in unrealized appreciation/depreciation
Investments in securities (net of change in deferred foreign capital gains tax of $(320,364))	(78,031,704)
Futures contracts	(442,498)
Currency forward contracts	4,534,774
Foreign currency translation	(291,319)
Net realized and unrealized loss	(56,782,822)
Net Change in Net Assets From Operations	$(12,326,674)
Consolidated
Statement of Changes in Net Assets
	Year Ended	Year Ended
	December 31, 2021	December 31, 2020
Operations:
Net investment income	$ 44,456,148	$ 20,995,888
Net realized gain (loss)	17,447,925	9,902,365
Net change in unrealized appreciation/depreciation	(74,230,747)	45,019,175
	(12,326,674)	75,917,428
Distributions to Shareholders:
Total distributions	(70,646,770)	(23,179,656)
Fund Share Transactions:
Proceeds from sale of shares	1,368,488,152	643,442,949
Reinvestment of distributions	65,982,461	20,927,713
Cost of shares redeemed	(341,716,570)	(170,260,419)
Net change from Fund share transactions	1,092,754,043	494,110,243
Total change in net assets	1,009,780,599	546,848,015
Net Assets:
Beginning of year	981,422,060	434,574,045
End of year	$1,991,202,659	$ 981,422,060
Share Information:
Shares sold	114,479,230	55,629,657
Distributions reinvested	5,688,988	1,755,753
Shares redeemed	(28,797,852)	(15,383,853)
Net change in shares outstanding	91,370,366	42,001,557
PAGE 11 ■	Dodge & Cox Global Bond Fund	See accompanying Notes to Consolidated Financial Statements

Notes to Consolidated Financial Statements
Note 1: Organization and Significant Accounting Policies
Dodge & Cox Global Bond Fund (the “Fund”) is one of the series constituting the Dodge & Cox Funds (the “Trust” or the “Funds”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on December 5, 2012, and seeks a high rate of total return consistent with long-term preservation of capital. Foreign investing, especially in developing countries, has special risks such as currency and market volatility and political and social instability. These and other risk considerations are discussed in the Fund’s Prospectus.
The Fund is an investment company and follows the accounting and reporting guidance issued in Topic 946 by the Financial Accounting Standards Board. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the use of estimates and assumptions by management. Actual results may differ from those estimates. Significant accounting policies are as follows:
Security valuation    The Fund’s net assets are normally valued as of the scheduled close of trading on the New York Stock Exchange (NYSE), generally 4 p.m. Eastern Time, each day that the NYSE is open for business.
Debt securities are valued using prices received from independent pricing services which utilize dealer quotes, recent transaction data, pricing models, and other inputs to arrive at market-based valuations. Pricing models may consider quoted prices for similar securities, interest rates, cash flows (including prepayment speeds), and credit risk. Exchange-traded derivatives are valued at the settlement price determined by the relevant exchange. Short-term securities less than 60 days to maturity may be valued at amortized cost if amortized cost approximates current value. Mutual funds are valued at their respective net asset values. Security values are not discounted based on the size of the Fund’s position and may differ from the value a Fund receives upon sale of the securities.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using prevailing exchange rates. Currency forward contracts are valued based on the prevailing forward exchange rates of the underlying currencies. As a result, the Fund’s net assets may be affected by changes in the value of currencies in relation to the U.S. dollar.
If market quotations are not readily available or if normal valuation procedures produce valuations that are deemed unreliable or inappropriate under the circumstances existing at the time, the investment will be valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Trustees. The Board of Trustees has appointed Dodge & Cox, the Fund’s investment manager, to make fair value determinations in accordance with the Dodge & Cox Funds Valuation Policies (“Valuation Policies”), subject to Board oversight. Dodge & Cox has established a Pricing Committee that is comprised of representatives from Treasury, Legal, Compliance, and Operations. The Pricing Committee is responsible for implementing the Valuation Policies, including determining the fair value of securities and other investments when necessary. The Pricing Committee considers relevant indications of value that are reason-
ably available to it in determining the fair value assigned to a particular security, such as the value of similar financial instruments, trading volumes, contractual restrictions on disposition, related corporate actions, and changes in economic conditions. In doing so, the Pricing Committee employs various methods for calibrating fair valuation approaches, including a regular review of key inputs and assumptions, back-testing, and review of any related market activity.
Valuing securities through a fair value determination involves greater reliance on judgment than valuation of securities based on readily available market quotations. In some instances, lack of information and uncertainty as to the significance of information may lead to a conclusion that a prior valuation is the best indication of a security’s value. When fair value pricing is employed, the prices of securities used by the Fund to calculate its net asset value may differ from quoted or published prices for the same securities.
Security transactions, investment income, expenses, and distributions     Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Interest income is recorded on the accrual basis. Interest income includes coupon interest, amortization of premium and accretion of discount on debt securities, gain/loss on paydowns, and inflation adjustments to the principal amount of inflation-indexed securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, state, region, or country. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. Dividend income is recorded on the ex-dividend date.
Expenses are recorded on the accrual basis. Some expenses of the Trust can be directly attributed to a specific series. Expenses which cannot be directly attributed are allocated among the Funds in the Trust using methodologies determined by the nature of the expense.
Distributions to shareholders are recorded on the ex-dividend date.
Foreign taxes    The Fund is subject to foreign taxes which may be imposed by certain countries in which the Fund invests. The Fund endeavors to record foreign taxes based on applicable foreign tax law. Withholding taxes are incurred on certain foreign receipts and are accrued at the time the associated interest income is recorded.
Capital gains taxes are incurred upon disposition of certain foreign securities. Expected capital gains taxes on appreciated securities, if any, are accrued as unrealized losses and incurred capital gains taxes are reflected as realized losses upon the sale of the related security. Currency taxes may be incurred when the Fund purchases certain foreign currencies related to securities transactions and are recorded as realized losses on foreign currency transactions.
Foreign currency translation    The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are

Dodge & Cox Global Bond Fund ■	PAGE 12

Notes to Consolidated Financial Statements
translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the transaction date.
Reported realized and unrealized gain (loss) on investments include foreign currency gain (loss) related to investment transactions.
Reported realized and unrealized gain (loss) on foreign currency transactions and translation include the following: holding/disposing of foreign currency, the difference in exchange rate between the trade and settlement dates on securities transactions, the difference in exchange rate between the accrual and payment dates on interest, and currency losses on the purchase of foreign currency in certain countries that impose taxes on such transactions.
Repurchase agreements    Repurchase agreements are transactions under which a Fund purchases a security from a dealer counterparty and agrees to resell the security to that counterparty on a specified future date at the same price, plus a specified interest rate. The Fund’s repurchase agreements are secured by U.S. government or agency securities. It is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. In the event of default by the counterparty, the Fund has the contractual right to liquidate the securities and to apply the proceeds in satisfaction of the obligation.
To-Be-Announced securities    The Fund may purchase mortgage-related securities on a to-be-announced (“TBA”) basis at a fixed price, with payment and delivery on a scheduled future date beyond the customary settlement period for such securities. The Fund may choose to extend the settlement through a “dollar roll” transaction in which it sells the mortgage-related securities to a dealer and simultaneously agrees to purchase similar securities for future delivery at a predetermined price. The Fund accounts for TBA dollar rolls as purchase and sale transactions.
Consolidation     The Fund may invest in certain securities through its wholly owned subsidiary, Dodge & Cox Global Bond Fund Cayman, Ltd. (the “Subsidiary”). The Subsidiary is a Cayman Islands exempted company and invests in certain securities consistent with the investment objective of the Fund. The Fund’s Consolidated Financial Statements, including the Consolidated Portfolio of Investments, consist of the holdings and accounts of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated. At December 31, 2021, the Subsidiary had net assets of $100, which represented less than 0.01% of the Fund’s consolidated net assets.
Indemnification     Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnities to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.
Note 2: Valuation Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.
■	Level 1: Unadjusted quoted prices in active markets for identical securities
■	Level 2: Other significant observable inputs (including quoted prices for similar securities, market indices, interest rates, credit risk, forward exchange rates, etc.)
■	Level 3: Significant unobservable inputs (including Fund management’s assumptions in determining the fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used to value the Fund’s holdings at December 31, 2021:
Classification	LEVEL 1 (Quoted Prices)	LEVEL 2 (Other Significant Observable Inputs)
Securities
Debt Securities
Government	$ —	$ 641,259,257
Government-Related	—	90,622,248
Securitized	—	528,086,182
Corporate	—	836,117,239
Short-Term Investments
Repurchase Agreements	—	105,220,000
Money Market Fund	7,988,759	—
Total Securities	$ 7,988,759	$2,201,304,926
Other Investments
Futures Contracts
Appreciation	$ 1,798,675	$ —
Depreciation	(1,840,566)	—
Currency Forward Contracts
Appreciation	—	4,252,141
Depreciation	—	(1,269,975)
Note 3: Derivative Instruments
The Fund may use derivatives either to minimize the impact of certain risks to one or more of its investments (as a ‘‘hedging technique’’) or to implement its investment strategy. A derivative is a financial instrument whose value is derived from a security, currency, interest rate, index, or other financial instrument.
Futures contracts    Futures contracts involve an obligation to purchase or sell (depending on whether the Fund has entered a long or short futures contract, respectively) an asset at a future date, at a price set at the time of the contract. Futures contracts are exchange-traded. Upon entering into a futures contract, the Fund is required to deposit an amount of cash or liquid assets (referred to as "initial margin") in a segregated account with the clearing broker. Subsequent payments (referred to as "variation margin") to and from the clearing broker are made on a daily basis based on changes in the market

PAGE 13 ■	Dodge & Cox Global Bond Fund

Notes to Consolidated Financial Statements
value of the contract. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. Realized gains and losses on futures contracts are recorded in the Consolidated Statement of Operations at the closing or expiration of the contracts. Cash deposited with a broker as initial margin is recorded in the Consolidated Statement of Assets and Liabilities. A receivable and/or payable to brokers for daily variation margin is also recorded in the Consolidated Statement of Assets and Liabilities.
Investments in futures contracts may include certain risks, which may be different from, and potentially greater than, those of the underlying securities. To the extent the Fund uses futures, it is exposed to additional volatility and potential losses resulting from leverage.
The Fund used short futures contracts to adjust the overall interest rate exposure of the portfolio.
Currency forward contracts    Currency forward contracts are agreements to purchase or sell a specific currency at a specified future date and price. Currency forward contracts are traded over-the-counter. The values of currency forward contracts change daily based on the prevailing forward exchange rates of the underlying currencies. Changes in the value of open contracts are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations. When a currency forward contract is closed, the Fund records a realized gain or loss in the Consolidated Statement of Operations equal to the difference between the value at the time the contract was opened and the value at the time it was closed.
Losses from these transactions may arise from unfavorable changes in currency values or if a counterparty does not perform under a contract’s terms.
The Fund used currency forward contracts to hedge direct and/or indirect foreign currency exposure.
Additional derivative information    The following identifies the location on the Consolidated Statement of Assets and Liabilities and values of the Fund's derivative instruments categorized by primary underlying risk exposure.
	Interest Rate Derivatives	Foreign Exchange Derivatives	Total Value
Assets
Unrealized appreciation on currency forward contracts	$ —	$4,252,141	$4,252,141
Futures contracts(a)	1,798,675	—	1,798,675
	$1,798,675	$4,252,141	$6,050,816
Liabilities
Unrealized depreciation on currency forward contracts	$ —	$1,269,975	$1,269,975
Futures contracts(a)	1,840,566	—	1,840,566
	$1,840,566	$1,269,975	$3,110,541
(a)	Includes cumulative appreciation (depreciation). Only the current day’s variation margin is reported in the Consolidated Statement of Assets and Liabilities.
The following summarizes the effect of derivative instruments on the Consolidated Statement of Operations, categorized by primary underlying risk exposure.
	Interest Rate Derivatives	Foreign Exchange Derivatives	Total
Net realized gain (loss)
Futures contracts	$7,176,531	$ —	$ 7,176,531
Currency forward contracts	—	4,656,814	4,656,814
	$7,176,531	$4,656,814	$11,833,345
Net change in unrealized appreciation/depreciation
Futures contracts	$ (442,498)	$ —	$ (442,498)
Currency forward contracts	—	4,534,774	4,534,774
	$ (442,498)	$4,534,774	$ 4,092,276
The following summarizes the range of volume in the Fund's derivative instruments during the year ended December 31, 2021.
Derivative		% of Net Assets
Futures contracts	USD notional value	11-18%
Currency forward contracts	USD total value	6-12%
The Fund may enter into various over-the-counter derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, specify (i) events of default and other events permitting a party to terminate some or all of the contracts thereunder and (ii) the process by which those contracts will be valued for purposes of determining termination payments. If some or all of the contracts under a master agreement are terminated because of an event of default or similar event, the values of all terminated contracts must be netted to determine a single payment owed by one party to the other. To the extent amounts owed to the Fund by its counterparties are not collateralized, the Fund is at risk of those counterparties’ non-performance. The Fund attempts to mitigate counterparty credit risk by entering into contracts only with counterparties it believes to be of good credit quality, by exchanging collateral, and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting arrangement in the Consolidated Statement of Assets and Liabilities.
The Fund’s ability to net assets and liabilities and to offset collateral pledged or received is based on contractual netting/offset provisions in the ISDA agreements. The following table presents the Fund’s net exposure to each counterparty for derivatives that are subject to enforceable master netting arrangements as of December 31, 2021.
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount(b)
Bank of America	$ 171,159	$(739,147)	$ 340,000	$(227,988)
Citibank	165,031	—	—	165,031
Goldman Sachs	1,103,170	—	(1,103,170)	—
HSBC	1,518,284	—	(1,518,284)	—

Dodge & Cox Global Bond Fund ■	PAGE 14

Notes to Consolidated Financial Statements
Counterparty	Gross Amount of Recognized Assets	Gross Amount of Recognized Liabilities	Cash Collateral Pledged / (Received)(a)	Net Amount(b)
JPMorgan	$ 448,716	$ (36,556)	$ (350,000)	$ 62,160
Standard Chartered	—	(487,847)	280,000	(207,847)
State Street	845,781	(6,425)	(510,000)	329,356
	$4,252,141	$(1,269,975)	$(2,861,454)	$ 120,712
(a)	Cash collateral pledged/(received) in excess of derivative assets/liabilities is not presented in this table. The total cash collateral is presented on the Fund's Consolidated Statement of Assets and Liabilities.
(b)	Represents the net amount receivable from (payable to) the counterparty in the event of a default.
Note 4: Related Party Transactions
Management fees    Under a written agreement approved by a unanimous vote of the Board of Trustees, the Fund pays a management fee monthly at an annual rate of 0.50% of the Fund’s average daily net assets to Dodge & Cox, investment manager of the Fund. Dodge & Cox has contractually agreed to reimburse the Fund for all ordinary expenses to the extent necessary to maintain the ratio of total operating expenses to average net assets (“net expense ratio”) at 0.45% through April 30, 2022. The term of the agreement is renewable annually thereafter unless terminated with 30 days’ written notice by either party prior to the end of the term.
Fund officers and trustees    All officers and two of the trustees of the Trust are officers or employees of Dodge & Cox. The Trust pays a fee only to those trustees who are not affiliated with Dodge & Cox.
Note 5: Income Tax Information and Distributions to Shareholders
A provision for federal income taxes is not required since the Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income to shareholders. Distributions are determined in accordance with income tax regulations, and such amounts may differ from net investment income and realized gains for financial reporting purposes. The Fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. Financial reporting records are adjusted for permanent book to tax differences at year end to reflect tax character. Book to tax differences are primarily due to differing treatments of wash sales, foreign currency realized gain (loss), foreign capital gains tax, straddles, derivatives, and distributions.
Distributions during the years noted below were characterized as follows for federal income tax purposes:
	Year Ended December 31, 2021	Year Ended December 31, 2020
Ordinary income	$ 59,011,656	$ 23,179,656
	($0.377 per share)	($0.321 per share)
Long-term capital gain	$ 11,635,114	$ —
	($0.069 per share)	($— per share)
At December 31, 2021, the tax basis components of distributable earnings were as follows:
Undistributed ordinary income	$ 307,552
Deferred loss[1]	(3,710,587)
Net unrealized depreciation	(22,047,277)
Total distributable earnings	$(25,450,312)
[1]	Represents capital loss incurred between November 1, 2021 and December 31, 2021. As permitted by tax regulation, the Fund has elected to treat this loss as arising in 2022.
At December 31, 2021, unrealized appreciation and depreciation for investments and derivatives based on cost for federal income tax purposes were as follows:
Tax cost	$2,233,986,799
Unrealized appreciation	27,025,669
Unrealized depreciation	(48,778,508)
Net unrealized appreciation	(21,752,839)
Fund management has reviewed the tax positions for open periods (three years and four years, respectively, from filing the Fund’s Federal and State tax returns) as applicable to the Fund, and has determined that no provision for income tax is required in the Fund’s financial statements.
Note 6: Loan Facilities
Pursuant to an exemptive order issued by the Securities and Exchange Commission (SEC), the Fund may participate in an interfund lending facility (Facility). The Facility allows the Fund to borrow money from or loan money to the Funds. Loans under the Facility are made for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest on borrowings is the average of the current repurchase agreement rate and the bank loan rate. There was no activity in the Facility during the year.
All Funds in the Trust participate in a $500 million committed credit facility (Line of Credit) with State Street Bank and Trust Company, to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The maximum amount available to the Fund is $250 million. Each Fund pays an annual commitment fee on its pro-rata portion of the Line of Credit. For the year ended December 31, 2021, the Fund’s commitment fee amounted to $9,460 and is reflected as a Miscellaneous Expense in the Consolidated Statement of Operations. Interest on borrowings is charged at the prevailing rate. There were no borrowings on the Line of Credit during the year.
Note 7: Purchases and Sales of Investments
For the year ended December 31, 2021, purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $1,160,346,434 and $286,734,399, respectively. For the year ended December 31, 2021, purchases and sales of U.S. government securities aggregated $2,206,961,237 and $1,871,428,333, respectively.

PAGE 15 ■	Dodge & Cox Global Bond Fund

Notes to Consolidated Financial Statements
Note 8: New Accounting Guidance
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.
Note 9: Subsequent Events
On February 9, 2022, the Fund's Board of Trustees approved a name change of the existing shares of the Fund to "Class I" planned for May 2022. The Board also approved the public offering of a new class of shares, Class X, of the Fund planned for May 2022. Fund management has determined that no other material events or transactions occurred subsequent to December 31, 2021, and through the date of the Fund’s financial statements issuance, which require additional disclosure in the Fund’s financial statements.

Consolidated Financial Highlights
Selected data and ratios (for a share outstanding throughout each period)	Year Ended December 31,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$12.09	$11.10	$10.23	$10.92	$10.33
Income from investment operations:
Net investment income	0.28	0.29	0.38	0.40	0.37
Net realized and unrealized gain (loss)	(0.38)	1.02	0.87	(0.56)	0.49
Total from investment operations	(0.10)	1.31	1.25	(0.16)	0.86
Distributions to shareholders from:
Net investment income	(0.29)	(0.27)	(0.38)	(0.43)	(0.26)
Net realized gain	(0.16)	(0.05)	—	(0.10)	(0.01)
Total distributions	(0.45)	(0.32)	(0.38)	(0.53)	(0.27)
Net asset value, end of year	$11.54	$12.09	$11.10	$10.23	$10.92
Total return	(0.85)%	11.87%	12.23%	(1.45)%	8.31%
Ratios/supplemental data:
Net assets, end of year (millions)	$1,991	$981	$435	$226	$156
Ratio of expenses to average net assets	0.45%	0.45%	0.45%	0.45%	0.49%
Ratio of expenses to average net assets, before reimbursement by investment manager	0.60%	0.69%	0.83%	0.92%	1.06%
Ratio of net investment income to average net assets	2.82%	3.23%	4.21%	4.15%	3.51%
Portfolio turnover rate	136%	112%	60%	55%	46%
See accompanying Notes to Consolidated Financial Statements
Dodge & Cox Global Bond Fund ■	PAGE 16

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Dodge & Cox Funds and Shareholders of Dodge & Cox Global Bond Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Dodge & Cox Global Bond Fund (one of the funds constituting Dodge & Cox Funds, referred to hereafter as the "Fund") as of December 31, 2021, the related consolidated statement of operations for the year ended December 31, 2021, the consolidated statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the "consolidated financial statements"). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
San Francisco, California
February 18, 2022
We have served as the auditor of one or more investment companies in the Dodge & Cox Funds since 1931.
PAGE 17 ■	Dodge & Cox Global Bond Fund

Special 2021 Tax Information (unaudited)
The following information is provided pursuant to provisions of the Internal Revenue Code:
The Fund designates $11,671,975 as long-term capital gain distributions in 2021.
For shareholders that are corporations, the Fund designates 79% of its ordinary dividends paid to shareholders in 2021 as Section 163(j) interest dividends.
Funds' Liquidity Risk Management Program
(unaudited)
The Funds have adopted and implemented a written liquidity risk management program (“Program”) as required by Rule 22e-4 under the Investment Company Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit.
The Funds’ Board of Trustees has approved the appointment of a Liquidity Risk Management Committee including representatives from Dodge & Cox’s Legal, Compliance, Treasury, Operations, Trading, and Portfolio Management departments, which is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness.
The Liquidity Risk Management Committee performed an initial assessment of the liquidity risk of the Dodge & Cox Emerging Markets Stock Fund prior to its launch in May, 2021. The Committee refreshed its assessment of all of lthe Funds’ liquidity risk profiles and considered the adequacy and effectiveness of the Program’s operations for the 12 months ended September 30, 2021 (the “covered period”) in order to prepare a written report to the Board of Trustees for consideration at its meeting held on December 15, 2021. The report concluded that (i) the Funds had adequate liquidity to operate effectively throughout the covered period; (ii) each Fund’s investment strategy continues to be appropriate for an open end fund; and (iii) the Funds’ Program is reasonably designed to assess and manage its liquidity risk.
Board Approval of Funds' Investment Management Agreements and Management Fees
(unaudited)
The Board of Trustees is responsible for overseeing the performance of the Dodge & Cox Funds’ investment manager and determining whether to continue the Investment Management Agreements between the Funds and Dodge & Cox each year (the “Agreements”). At a meeting of the Board of Trustees of the Trust held on December 15, 2021, the Trustees, by a unanimous vote (including a separate vote of those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940) (the “Independent Trustees”)), approved the renewal of the Agreements for an additional one-year term through December 31, 2022 with respect to each Fund
(other than the Emerging Markets Stock Fund, whose investment management agreement was approved at a meeting of the Board of Trustees held on June 2, 2020 and entered into on January 8, 2021). During the course of the year, the Board received extensive information and materials relating to the investment management and administrative services provided by Dodge & Cox and the performance of each of the Funds.
Information Received
Over the past several years, the Board has requested, received, and discussed a number of special presentations on topics relevant to their annual consideration of the proposed renewal of the Funds’ Agreements, including, in 2021, special presentations relating to asset management industry trends and the competitive landscape for the Funds, fund distribution channels, mutual fund fee litigation trends, an update on economies of scale, an update on Environmental, Social, and Governance-related asset management trends, Dodge & Cox’s evolving risk management practices, and equity trading costs. In addition to the foregoing and in advance of the meetings referred to below, the Board, including the Independent Trustees, requested, received, and reviewed materials relating to the Agreements and the services provided by Dodge & Cox. The Independent Trustees retained Broadridge to prepare an independent expense and performance summary for each Fund and comparable funds managed by other advisers identified by Broadridge. The Broadridge materials included information regarding advisory and administrative fee rates, expense ratios, and transfer agency, custodial, and distribution expenses, as well as performance comparisons to each Fund’s peer group and to a broad-based securities index or combination of indices. The Broadridge materials also included a comparison of expenses of various share classes offered by comparable funds. The materials reviewed by the Board contained information concerning, among other things, Dodge & Cox’s profitability, financial results and condition, management fee revenue, and separate account fee schedules. The Board additionally considered the Funds’ brokerage commissions, turnover rates, sales and redemption data, and the investment that Dodge & Cox makes in research used in managing the Funds. The Board received and reviewed memoranda and related materials addressing, among other things, Dodge & Cox’s services to the Funds; how Dodge & Cox Funds’ fees compare to fees of peer group funds; the different fees, services, costs, and risks associated with other accounts managed by Dodge & Cox as compared to the Dodge & Cox Funds; and the ways in which the Funds realize economies of scale. Throughout the process of reviewing the services provided by Dodge & Cox and preparing for the meeting, the Independent Trustees found Dodge & Cox to be open, forthright, detailed, and helpful in answering questions about all issues. The Board received copies of the Agreements and a memorandum from the independent legal counsel to the Independent Trustees discussing the factors generally regarded as appropriate to consider in evaluating mutual fund management arrangements. The Trust’s Contract Review Committee, consisting solely of Independent Trustees, met with its independent legal counsel on November 11, 2021 and again on December 15, 2021 to discuss whether to renew the Agreements. The Board, including the Independent Trustees, subsequently concluded that the existing Agreements are fair and
Dodge & Cox Global Bond Fund ■	PAGE 18

reasonable and voted to approve the Agreements. In considering the Agreements, the Board, including the Independent Trustees, did not identify any single factor or particular information as all-important or controlling. In reaching the decision to approve the Agreements, the Board considered several factors, discussed below, to be key factors and reached the conclusions described herein.
Nature, Quality, and Extent of the Service
The Board considered that Dodge & Cox provides a range of services to the Funds in addition to portfolio management, including regulatory compliance, trading desks, proxy voting, transfer agent and custodian oversight, administration, regulatory agency filings, tax compliance and filings, web site, and anti-money laundering. The nature of services provided by Dodge & Cox has been documented in materials provided to the Board and in presentations made to the Board throughout the year. In particular, the Board considered the nature, quality, and extent of portfolio management, administrative, and shareholder services performed by Dodge & Cox. With regard to portfolio management services, the Board considered Dodge & Cox’s consistency in investment approach and depth; the background and experience of the Dodge & Cox U.S. Equity Investment Committee, International Equity Investment Committee, Global Equity Investment Committee, U.S. Fixed Income Investment Committee, and Global Fixed Income Investment Committee, and research analysts responsible for managing the Funds; Dodge & Cox’s methods for assessing the regulatory and investment climate in various jurisdictions; its overall level of attention to its core investment management function; and its commitment to the Funds and their shareholders. The Board reviewed information from Dodge & Cox describing conflicts of interest between the Funds and Dodge & Cox or its other clients, and how Dodge & Cox addresses those conflicts. The Board also noted that Dodge & Cox is an investment research-oriented firm with no other business endeavors to distract management’s attention from its research efforts, that its investment professionals adhere to a consistent investment approach across the Funds, and that it employs a deliberate, thoughtful approach with respect to the development of new products. The Board further considered the “Gold” analyst rating awarded by Morningstar to all of the Funds (other than the Balanced Fund, which has a “Bronze” rating, and the Emerging Markets Stock Fund, which is too new to be rated). The Board concluded that it was satisfied with the nature, extent, and quality of investment management and other services provided to the Funds by Dodge & Cox.
Investment Performance
The Board reviewed each Fund’s recent and long-term investment performance (including periods of outperformance and underperformance), as compared to relevant indices and the performance of such Fund’s peer group and broader Morningstar category. In assessing the performance of the Funds, the Board considered the Funds’ relative outperformance over the past year. The Board also reviewed the Funds’ investment returns over various periods and concluded that the volatility and underperformance of certain Funds during certain recent periods was consistent with Dodge & Cox’s long-term approach and active investment style. The Board compared the short- and long-term investment performance of the equity funds to both their primary performance benchmarks as well as value-oriented indices, in recognition of the significant performance divergence between value and growth stocks that has persisted for much of the last several years. The Board considered that the recent outperformance as well as the previous underperformance of certain Funds are both the result of a value-oriented investment management process that emphasizes a long-term investment horizon, independent research, a team approach, price discipline, low cost, and low portfolio turnover. The Board concluded that Dodge & Cox has delivered long-term performance for Fund investors consistent with the long-term investment strategies being pursued by the Funds.
Costs and Ancillary Benefits
Costs of Services to Funds: Fees and Expenses     The Board considered each Fund’s management fee rate and net expense ratio relative to (1) a broad category of other mutual funds with similar portfolio characteristics and share class and expense structures and (2) a smaller group of peers selected by Broadridge based on investment style, share class characteristics, and asset levels. The Board also considered the management fees charged by Dodge & Cox to other clients. In particular, the Board noted that the management fee rate paid by each Fund compares favorably to its broad category and is competitive within the Fund’s peer group. The Board also evaluated the operating structures of the Funds and Dodge & Cox, noting that the Funds do not charge front-end sales commissions or distribution fees, and Dodge & Cox bears, among other things, the cost of most third-party research, reimbursement for shareholder recordkeeping and administrative costs to third-party retirement plan administrators, and administrative and office overhead. The Board noted that the Broadridge report shows that the net expense ratio of every Fund (taking into account, in the case of the Global Bond Fund, voluntary expense reimbursements by Dodge & Cox) is in the least expensive quartile compared to its broad Morningstar category and four of the six Funds are in the least expensive quartile of their respective Broadridge peer groups (with the Balanced Fund and the Income in the second-lowest quartile of their peer groups). The Board noted the Funds’ unusual single-share-class structure and reviewed Broadridge data (including asset-weighted average expense ratios) showing that most of the peer group funds offer several different classes of shares, with different expense ratios, to different categories of investors, and that the Broadridge expense comparisons described above generally compare the net expense ratio of each Dodge & Cox Fund’s single share class to one of the least expensive share classes of the peer fund, even though those share classes are often not available to retail investors. On an asset-weighted basis, each Fund, other than the Income Fund, ranks in the least expensive quartile of its Broadridge peer group (taking into account, in the case of the Global Bond Fund, voluntary expense reimbursements by Dodge & Cox). The Income Fund has the lowest weighted average expenses of the funds in the second least expensive quartile of its peer group. The Board noted that the Funds provide access for small investors to quality investment management at a relatively low cost.
The Board also considered that the Funds are priced to scale, i.e., management fee rates begin at relatively low levels. Even without breakpoints, the Funds’ management fee rates are lower than those of many peer funds whose fee schedules include breakpoints. With
PAGE 19 ■	Dodge & Cox Global Bond Fund

respect to non-U.S. funds sponsored and managed by Dodge & Cox that are comparable to the Funds in many respects, the Board noted that the fee rates charged by Dodge & Cox are the same as or higher than the fee rates charged to the Funds. The Board reviewed information regarding the fee rates Dodge & Cox charges to sub-advised funds and separate accounts that have investment programs similar to those of the Funds, including instances where sub-advised funds or separate account fees are lower than Fund fees. The Board considered the differences in the nature and scope of services Dodge & Cox provides to the Funds as compared to other client accounts, as well as material differences in regulatory, litigation, and other risks as between the Dodge & Cox Funds and other types of clients. The Board noted that different markets exist for mutual fund, sub-advisory, and institutional separate account management services and that a comparison of Fund fee rates and sub-advised and separate account fee rates must consider the fact that sub-advised and separate account clients bear additional costs and responsibilities that are included in the cost of a Fund. After consideration of these matters, the Board concluded that the overall costs incurred by the Funds for the services they receive (including the management fee paid to Dodge & Cox) are reasonable and that the fees are acceptable based upon the qualifications, experience, reputation, and performance of Dodge & Cox and the low overall expense ratios of the Funds.
Profitability and Costs of Services to Dodge & Cox; Fall-out Benefits     The Board reviewed reports of Dodge & Cox’s financial position, profitability, and estimated overall value and considered Dodge & Cox’s overall profitability within its context as a private, employee-owned S-Corporation and relative to the scope and quality of the services provided. The Board noted in particular that Dodge & Cox’s profits are not generated by high fee rates, but reflect a focused business approach toward investment management. The Board recognized the importance of Dodge & Cox’s profitability—which is derived solely from management fees and does not include other business ventures—to maintain its independence, stability, company culture and ethics, and management continuity. The Board also considered that the compensation/profit structure at Dodge & Cox includes a return on shareholder employees’ investment in the firm, which is vital for remaining independent and facilitating retention of management and investment professionals. The Board also considered that Dodge & Cox has in the past closed some of the Funds to new investors to proactively manage growth in those Funds. While these actions are intended to benefit existing Fund shareholders, the effect is to reduce potential revenues to Dodge & Cox from new shareholders. The Board also considered potential “fall-out” benefits (including the receipt of research from unaffiliated brokers and reputational benefits to non-U.S. funds sponsored and managed by Dodge & Cox) that Dodge & Cox might receive as a result of its association with the Funds and determined that they are acceptable. The Board also noted that Dodge & Cox continues to invest in its business to provide enhanced services, systems, and research capabilities, all of which benefit the Funds. The Board concluded that Dodge & Cox’s profitability is the keystone of its independence, stability, and long-term investment performance.
The Board considered whether there have been economies of scale with respect to the management of each Fund, whether the Funds have appropriately benefited from any economies of scale, and whether the management fee rate is reasonable in relation to the level of Fund assets and any economies of scale that may exist. In the Board’s view, any consideration of economies of scale must take account of the Funds’ low fee and expense structure and the fact that Dodge & Cox builds economies of scale into the Funds’ fee structures by charging low fees from a fund’s inception and keeping overall expenses down as a Fund grows, as compared to other fund complexes that employ fee “breakpoints” only after a fund reaches a certain scale. An assessment of economies of scale must also take into account that Dodge & Cox invests time and resources in each new Fund for months (and sometimes years) prior to launch; in addition, in a Fund’s early periods of operations, expenses are capped, which means that Dodge & Cox subsidizes the operations of a new Fund for a period of time until it reaches scale. The Board also observed that, while total Fund assets have grown over the long term, this growth has not been continuous or evenly distributed across all of the Funds (and indeed that certain Funds have experienced net outflows over the past several years). In addition, the Board noted that Dodge & Cox has shared the benefits of scale with the Funds by adding services to the Funds over time, and that Dodge & Cox’s internal costs of providing investment management, technology, administrative, legal, and compliance services to the Funds continue to increase. For example, Dodge & Cox has continued to increase its global research staff and investment resources over the years to add new capabilities for the benefit of Fund shareholders and to address the increased complexity of investing globally. In addition, Dodge & Cox has made expenditures in other staff, technology, and infrastructure to enable it to integrate credit and equity analyses, incorporate additional quantitative and macroeconomic analyses into its processes, and implement its strategy in a more effective manner. Over the last ten years, Dodge & Cox has increased its spending on research, investment management, client servicing, legal and compliance support, investment operations capabilities, cybersecurity, technology infrastructure, third-party research, data services, and computer systems for trading, operations, compliance, accounting, and communications at a rate that has outpaced the Funds’ growth rate during the same period. The Board also observed that, even without fee breakpoints, the Funds are competitively priced in a competitive market and that having a low fee from inception provides shareholders with the benefits of scale even while a Fund remains relatively small. The Board also noted that there are certain diseconomies of scale associated with managing large funds, insofar as certain of the costs and risks associated with portfolio management increase disproportionately as assets grow.
Conclusion
Based on their evaluation of all material factors and assisted by the advice of independent legal counsel to the Independent Trustees, the Board, including the Independent Trustees, concluded that the management fee structure was fair and reasonable, that each Fund was paying a competitive fee for the services provided, that Dodge & Cox’s services have provided value for Fund shareholders
Dodge & Cox Global Bond Fund ■	PAGE 20

over the long term, and that approval of the Agreements was in the best interests of each Fund and its shareholders.
Fund Holdings
The Fund provides a complete list of its holdings on a quarterly basis by filing the lists with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Part F of Form N-PORT (as of the end of the first and third quarters). Shareholders may view the Fund’s Forms N-CSR and Part F of N-PORT on the SEC’s website at sec.gov. A list of the Fund’s quarter-end holdings is also available at dodgeandcox.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.
Proxy Voting
For a free copy of the Fund’s proxy voting policies and procedures, please call 800-621-3979, visit the Fund’s website at www.dodgeandcox.com, or visit the SEC’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available at dodgeandcox.com or shareholders may view the Fund's Form N-PX at sec.gov.
Household Mailings
The Fund routinely mails shareholder reports and summary prospectuses to shareholders and, on occasion, proxy statements. In order to reduce the volume of mail, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same residential address.
If you have a direct account with the Funds and you do not want the mailing of shareholder reports and summary prospectuses combined with other members in your household, contact the Funds at 800-621-3979. Your request will be implemented within 30 days.
PAGE 21 ■	Dodge & Cox Global Bond Fund

Dodge & Cox Funds — Executive Officer & Trustee Information
Name (Age) and Address*	Position with Trust (Year of Election or Appointment)	Principal Occupation During Past Five Years and Other Relevant Experience	Other Directorships of Public Companies Held by Trustees
Interested Trustees and Executive Officers
Charles F. Pohl (63)	Chairman and Trustee (since 2014)	Chairman and Director of Dodge & Cox; Chief Investment Officer (until January 2022) and member of U.S. Equity Investment Committee (USEIC) and Emerging Markets Equity Investment Committee (EMEIC), Global Equity Investment Committee (GEIC) (until 2021), International Equity Investment Committee (IEIC) (until 2021) and U.S. Fixed Income Investment Committee (USFIIC)(until 2019)	—
Dana M. Emery (60)	President (since 2014) and Trustee (since 1993)	Chief Executive Officer, President, and Director of Dodge & Cox; member of U.S. Fixed Income Investment Committee (USFIIC) and Global Fixed Income Investment Committee (GFIIC)	—
Diana S. Strandberg (62)	Senior Vice President (since 2006)	Senior Vice President and Director of Dodge & Cox; Director of International Equity and member of GEIC, IEIC, EMEIC, USEIC (until (until 2020), GFIIC (until 2018)	—
Roberta R.W. Kameda (61)	Chief Legal Officer (since 2019) and Secretary (since 2017)	Vice President, General Counsel, and Secretary (since 2017) of Dodge & Cox	—
Shelly Chu (48)	Treasurer (since 2021)	Vice President (since 2020) and Financial Oversight and Control Analyst (since 2017) of Dodge & Cox; Head of Fund Administration at RS Investments (2014-2016); Treasurer of RS Funds (2014-2016); Chief Financial Officer of RS Funds Distributor, LLC (2014-2016)	—
Katherine M. Primas (47)	Chief Compliance Officer (since 2010)	Vice President and Chief Compliance Officer of Dodge & Cox	—
Independent Trustees
Caroline M. Hoxby (55)	Trustee (since 2017)	Professor of Economics, Stanford University; Director of the Economics of Education Program, National Bureau of Economic Research; Senior Fellow, Hoover Institution and Stanford Institute for Economic Policy Research	—
Thomas A. Larsen (72)	Trustee (since 2002)	Senior Counsel of Arnold & Porter (law firm) (2013-2018); Partner of Arnold & Porter (until 2012); Director of Howard, Rice, Nemerovski, Canady, Falk & Rabkin (1977-2011)	—
Ann Mather (61)	Trustee (since 2011)	CFO, Pixar Animation Studios (1999-2004)	Director, Alphabet Inc. (internet information services) (since 2005); Director, Netflix, Inc. (internet television) (since 2010); Director, Arista Networks (cloud networking) (since 2013); Director, Blend (software company) (since 2019), Director, Bumble (online dating) (since 2020)
Robert B. Morris III (69)	Trustee (since 2011)	Advisory Director, The Presidio Group (2005-2016); Partner and Managing Director—Global Investment Research at Goldman Sachs (until 2001)	—
Gabriela Franco Parcella (53)	Trustee (since 2020)	President (since 2020) and Executive Managing Director of Merlone Geier Partners (2018-2019); Chairman, President, and CEO, Mellon Capital (2011 to 2017); COO, Mellon Capital (1997 to 2011)	Director, Terreno Realty Corporation (since 2018)
Gary Roughead (70)	Trustee (since 2013)	Robert and Marion Oster Distinguished Military Fellow, Hoover Institution (since 2012); Admiral, United States Navy (Ret.); U.S. Navy Chief of Naval Operations (2007-2011)	Director, Northrop Grumman Corp. (global security) (since 2012); Director, Maersk Line, Limited (shipping and transportation) (since 2016)
Mark E. Smith (70)	Trustee (since 2014)	Executive Vice President, Managing Director—Fixed Income at Loomis Sayles & Company, L.P. (2003-2011)	—
John B. Taylor (75)	Trustee (since 2005) (and 1995-2001)	Professor of Economics, Stanford University (since 1984); Senior Fellow, Hoover Institution (since 1996); Under Secretary for International Affairs, United States Treasury (2001-2005)	—
*	The address for each Officer and Trustee is 555 California Street, 40th Floor, San Francisco, California 94104. Each Officer and Trustee oversees all seven series in the Dodge & Cox Funds complex and serves for an indefinite term.
Additional information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information (SAI). You can get a free copy of the SAI by visiting the Funds’ website at dodgeandcox.com or calling 800-621-3979.
Dodge & Cox Global Bond Fund ■	PAGE 22

Global Bond Fund
dodgeandcox.com
For Fund literature, transactions, and account
information, please visit the Funds’ website.
or write or call:
Dodge & Cox Funds
c/o DST Asset Manager Solutions, Inc.
P.O. Box 219502
Kansas City, Missouri 64121-9502
(800) 621-3979
Investment Manager
Dodge & Cox
555 California Street, 40th Floor
San Francisco, California 94104
(415) 981-1710
This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied by a current prospectus.
This report reflects our views, opinions, and portfolio holdings as of December 31, 2021, the end of the reporting period. Any such views are subject to change at any time based upon market or other conditions and Dodge & Cox disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dodge & Cox Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dodge & Cox Fund.

(b) Not applicable.

ITEM 2. CODE OF ETHICS.

A code of ethics, as defined in Item 2 of Form N-CSR, adopted by the registrant and applicable to the registrant’s principal executive officer and principal financial officer was in effect during the entire period covered by this report. A copy of the code of ethics as revised May 1, 2014 is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Ann Mather, Robert B. Morris III, Gabriela Franco Parcella and Mark E. Smith, members of the registrant’s Audit and Compliance Committee, are each an “audit committee financial expert” and are “independent”, as defined in Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)– (d) Aggregate fees billed to the registrant for the fiscal years ended December 31, 2021 and December 31, 2020 for professional services rendered by the registrant’s principal accountant were as follows:

	2021	2020
(a) Audit Fees	$459,000	$394,400
(b) Audit-Related Fees	—	—
(c) Tax Fees	327,773	310,872
(d) All Other Fees	—	—

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax advice and tax return preparation, compliance, and reviews.

(e)(1) The registrant’s Audit and Compliance Committee has adopted policies and procedures (“Policies”) which require the registrant’s Audit and Compliance Committee to pre-approve all audit and non-audit services provided by the principal accountant to the registrant. The policies also require the Audit and Compliance Committee to pre-approve any engagement of the principal accountant to provide non-audit services to the registrant’s investment adviser, if the services directly impact the registrant’s operations and financial reporting. The Policies do not apply in the case of audit services that the principal accountant provides to the registrant’s adviser. If a service (other than the engagement of the principal accountant to audit the registrant’s financial statements) is required to be pre-approved under the Policies between regularly scheduled Audit and Compliance Committee meetings, pre-approval may be authorized by a designated Audit and Compliance Committee member with ratification at the next scheduled Audit and Compliance Committee meeting.

(e)(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50% of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) For the fiscal years ended December 31, 2021 and December 31, 2020, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant, for non-audit services rendered to the registrant’s investment adviser, and for non-audit services rendered to entities controlled by the adviser were $756,653 and $731,632, respectively.

(h) All non-audit services described under (g) above that were not pre-approved by the registrant’s Audit and Compliance Committee were considered by the registrant’s Audit and Compliance Committee and found to be compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) The complete schedule of investments is included in Item 1(a) of this Form N-CSR.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the principal executive officer and principal financial officer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures. Based on that evaluation, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures were effective.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached. (EX.99A)

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99B)

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached. (EX.99C)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dodge & Cox Funds

By	/s/ Charles F. Pohl
Charles F. Pohl
Chairman - Principal Executive Officer

Date	March 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dodge & Cox Funds

By	/s/ Charles F. Pohl
Charles F. Pohl
Chairman - Principal Executive Officer

By	/s/ Shelly Chu
Shelly Chu
Treasurer – Principal Financial Officer

Date	March 1, 2022